UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-03605

Northern Institutional Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Institutional Funds

50 South LaSalle Street

Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (312) 557-7547

Date of fiscal year end:   November 30

Date of reporting period:   November 30, 2010

Item 1. Reports to Stockholders.

EQUITY PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

10	STATEMENTS OF OPERATIONS

12	STATEMENTS OF CHANGES IN NET ASSETS

14	FINANCIAL HIGHLIGHTS

22	SCHEDULES OF INVESTMENTS

22	INTERNATIONAL GROWTH PORTFOLIO

25	INTERNATIONAL EQUITY INDEX PORTFOLIO

41	SMALL COMPANY INDEX PORTFOLIO

67	LARGE CAP GROWTH PORTFOLIO (formerly known as the Focused Growth Portfolio)

69	LARGE CAP EQUITY PORTFOLIO (formerly known as the Diversified Growth Portfolio)

72	EQUITY INDEX PORTFOLIO

81	NOTES TO THE FINANCIAL STATEMENTS

93	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

94	TAX INFORMATION

95	FUND EXPENSES

97	TRUSTEES AND OFFICERS

103	INVESTMENT CONSIDERATIONS

104	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Performance of the Portfolios is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, portfolio performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The past 12 months saw an extraordinary level of market volatility. Investors confronted a litany of issues that included sovereign debt weakness, political turmoil, historically low interest rates, massive fiscal stimulus, burgeoning government deficits, weak global employment and rising merger and acquisition (M&A) activity. At present, the positive trends appear to outweigh the negatives. While questions remain regarding the sustainability of the recovery, several developments appear to favor a continuation of the positive market environment. Equity valuations are still attractive on a historical and relative basis, M&A activity continues to provide support, profits are expanding, and capital expenditures are increasing. Emerging markets generally outperformed developed markets based on superior secular growth trends. Among the developed markets, the United States, Japan and Germany outperformed countries with more exposure to sovereign credit risk, including Spain, Italy and the United Kingdom.

Class A Shares of the Portfolio posted a return of 1.50% during the 12-month period ended November 30, 2010, outperforming the 1.11% return of its benchmark, the MSCI EAFE® Index. The Portfolio benefited from positive contributions within consumer staples, consumer discretionary and industrials, while holdings in financials and health care hindered performance.

Concerns regarding the sustainability of global economic recovery persisted due to high sovereign deficits and weak employment. As a result, investors exhibited a preference for stocks with the most stable growth rates, while those with more volatile earnings streams generally traded at a discount. We cannot predict when sentiment shifts will occur, but we believe that undertaking a thoughtful view of fundamentals positions us for a time when the market takes a more rational approach to events. The global economy remains a concern, but we are finding numerous opportunities in companies whose future earnings power is greater than what is currently implied by their share prices. We maintain our positive view of international equity markets given the preponderance of global economic stimulus, high cash holdings among corporations and investors, and the flexibility of the corporate sector to adapt to changes. We will therefore continue to look for opportunities to use market volatility to our advantage.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES*	MSCI EAFE® INDEX
ONE YEAR	1.50%	1.24%	1.11%

FIVE YEAR	3.27	2.90	1.80

TEN YEAR	2.85	2.48	3.06

SINCE INCEPTION	5.04	4.66	4.65
*	For Class D shares, performance from 8/23/99 through 6/14/01 is that of Class A shares. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

GEORGE P. MARIS With Northern Trust since 2008

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
CLASS A SHARES	BIGAX
CLASS D SHARES	BIGDX

INCEPTION DATE
CLASS A SHARES	3/28/94
CLASS D SHARES	11/16/94

TOTAL NET ASSETS	$173,816,133

NET ASSET VALUE
CLASS A SHARES	$9.08
CLASS D SHARES	9.12

GROSS EXPENSE RATIO
CLASS A SHARES	1.21%
CLASS D SHARES	1.60

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

INTERNATIONAL EQUITY INDEX PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Portfolio returned 0.40% (Class A Shares) for the 12-month period ended November 30, 2010, while the MSCI EAFE® Index, the Portfolio’s benchmark, returned 1.11%. The net impact of fair value pricing, transaction costs and Portfolio expenses accounted for the difference in returns.

The 12-month period began with uncertainty regarding the strength of several European economies. The markets then improved in February as better-than-expected earnings reports outweighed worries over the health of Greece’s economy. Global equity markets continued to move up during March on stronger-than-anticipated macroeconomic reports, reduced uncertainty following passage of healthcare legislation in the United States, and announcements surrounding a potential financial aid package for Greece. However, performance faltered in May as Greece-related debt contagion fears again came to the fore, necessitating a €750 billion rescue package for Greece by the European Union. Markets subsequently recovered in the third quarter of 2010, driven by a better-than-expected earnings season, improved macroeconomic data, and a rise in merger & acquisition (M&A). Equity markets rallied in early July based on the strong results of the European bank stress tests, and on improved visibility regarding the Basel Committee’s new bank capital and liquidity requirements. However, performance leveled out at the end of September amid renewed concern over the European budgetary situation. During the fourth quarter, markets initially outperformed as developed countries reported stronger-than-expected economic data. Further quantitative easing in the United States also pushed up stock prices. However, renewed concern over European sovereign debt levels along with increased tension between North and South Korea soured investor sentiment. Worries over the sufficiency of Ireland’s €85 billion European Union bailout along with potential contagion effects in Portugal and Spain also increased investor risk aversion. Additionally, China’s efforts to control inflation have hindered global market performance.

The top performing countries within the Index for the 12-month period were Hong Kong, Singapore and Sweden, returning 24.99%, 22.62% and 20.54%, respectively. The top-performing sectors within the Index for the period were consumer discretionary, industrials and materials, with returns of 17.13%, 13.09% and 9.23%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	MSCI EAFE® INDEX
ONE YEAR	0.40%	0.05%	1.11%

FIVE YEAR	1.45	1.04	1.80

TEN YEAR	2.85	2.36	3.06

SINCE INCEPTION	4.18	3.68	4.25

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

STEVEN J. SANTICCIOLI With Northern Trust since 2003

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
CLASS A SHARES	BIEIX
CLASS D SHARES	BIEDX

INCEPTION DATE
CLASS A SHARES	4/1/97
CLASS D SHARES	10/5/98

TOTAL NET ASSETS	$168,445,062

NET ASSET VALUE
CLASS A SHARES	$8.10
CLASS D SHARES	7.73

GROSS EXPENSE RATIO
CLASS A SHARES	0.57%
CLASS D SHARES	0.96

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SMALL COMPANY INDEX PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Small-capitalization stocks, as represented by the Russell 2000® Index, returned 26.98% for the 12-month period ended November 30, 2010. Small caps significantly outperformed large caps as measured by the Russell 1000® Index, which returned 11.48% for the same period. The Portfolio’s return of 26.89% (Class A Shares) closely tracked the Russell 2000® Index, with differences in returns driven by transaction costs and Portfolio expenses.

The period had a difficult beginning as mixed corporate earnings and continued concerns over employment data and consumer confidence caused U.S. equity indices to post negative returns in January. However, February and March turned positive as many U.S. corporations reported unexpectedly favorable earnings. The second quarter began with a better-than-expected earnings season and multiple merger and acquisition (M&A) announcements, but disappointing macroeconomic data and SEC fraud charges against Goldman Sachs in mid-April set back the market. Multiple sovereign credit downgrades in Europe placed further downward pressure on performance. In mid-June M&A activity and well-received comments from the Federal Reserve prompted a brief rally, but the market quickly reverted after disappointing U.S. home sales and GDP figures, as well as several lower-than-expected corporate earnings and earnings guidance announcements. U.S. markets then rallied in the third quarter driven by some favorable earnings surprises, increased M&A activity and anticipation concerning a second round of quantitative easing by the Fed. Share buybacks and/or dividend increases by Microsoft, MasterCard and Thermo Fisher were also viewed positively by the markets. Finally, a better-than-expected start to earnings announcements helped equity markets early in the fourth quarter, along with further M&A activity and surprisingly favorable macroeconomic data.

All sectors within the Russell 2000 Index posted positive returns for the 12-month period. Technology and consumer discretionary were the top-performing sectors, gaining 40.79% and 35.49%, respectively. Financials, the largest weighting in the Index at 21.74%, posted a gain of 16.82% during the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	RUSSELL 2000® INDEX
ONE YEAR	26.89%	26.40%	26.98%

FIVE YEAR	2.83	2.43	2.80

TEN YEAR	6.37	5.98	6.40

SINCE INCEPTION	8.08	7.71	8.33

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, portfolio performance may be subject to substantial short-term changes.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000® Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000 Index based on market capitalization. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
CLASS A SHARES	BSCAX
CLASS D SHARES	BSIDX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS D SHARES	12/8/94

TOTAL NET ASSETS	$61,797,502

NET ASSET VALUE
CLASS A SHARES	$16.32
CLASS D SHARES	16.12

GROSS EXPENSE RATIO
CLASS A SHARES	0.63%
CLASS D SHARES	1.02

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

LARGE CAP GROWTH PORTFOLIO*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month period ended November 30, 2010, the Large Cap Growth Portfolio returned 13.22% (Class A shares), but underperformed the 14.04% return of its benchmark, the Russell 1000® Growth Index. A higher-than-normal rate of market rotation led us to reduce the tactical nature of our sector-weighting strategy and focus instead on stock selection. Consequently, the Portfolio’s performance was driven primarily by stock selection throughout the period, with especially strong results within the technology and energy sectors. Our sector allocation strategy detracted from performance.

In September 2010, the National Bureau of Economic Research confirmed that the U.S. economy had emerged from recession in June 2009, ending one of the longest and most turbulent periods of economic weakness since the Great Depression. While the markets had discounted this fact well in advance with a bottom in March 2009, we witnessed a spike in volatility and a sharp market correction in the middle of 2010 as the stability and timing of the recovery was called into question. The Federal Reserve responded with Quantitative Easing II, or QE II, an accommodative monetary policy that removed concerns that the Fed’s zero interest rate policy would prevent it from taking further action to boost the economy. The prospect of QE II assured the markets that the Fed possessed both the ability and intention to provide further accommodation if needed. Fears of mounting government and regulatory burdens also were alleviated after the mid-term elections resulted in a more balanced outlook for legislative action. These catalysts sparked a brisk rally to end the period, led by solid performance in both pro-cyclical and growth-related sectors of the economy.

We are encouraged that market leadership shifted to a more sustainable mix of assets across the quality spectrum as the 12-month period progressed, with distinct pockets of leadership emerging and relative performance improving significantly during the past several months. We also remain encouraged that the growth investment style remains well below its historic relative valuation metrics, providing a solid basis for a constructive long-term outlook.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	RUSSELL 1000® GROWTH INDEX
ONE YEAR	13.22%	12.96%	12.72%	14.04%

FIVE YEAR	1.57	1.22	1.12	2.58

TEN YEAR	–1.70	–1.99	–2.11	–0.84

SINCE INCEPTION	5.80	5.56	5.41	6.99

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 1000® Growth Index is an unmanaged index measuring the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

JOSEPH R. DIEHL With Northern Trust since 1971 GREG M. NEWMAN With Northern Trust since 1997

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
CLASS A SHARES	BFGAX
CLASS C SHARES	BFGCX
CLASS D SHARES	BFGDX

INCEPTION DATE
CLASS A SHARES	7/1/93
CLASS C SHARES	6/14/96
CLASS D SHARES	12/8/94

TOTAL NET ASSETS	$90,131,118

NET ASSET VALUE
CLASS A SHARES	$13.13
CLASS C SHARES	12.78
CLASS D SHARES	12.47

GROSS EXPENSE RATIO
CLASS A SHARES	1.12%
CLASS C SHARES	1.36
CLASS D SHARES	1.51

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

* Prior to July 31, 2010 the name of the Portfolio was the Focused Growth Portfolio. Effective July 31, 2010 the Portfolio invests under normal circumstances at least 80% of its net assets in equity securities of large capitalization companies.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

LARGE CAP EQUITY PORTFOLIO*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The past 12 months were characterized by an extraordinary level of volatility for the U.S. equity market. Investors balanced positive factors such as historically low interest rates, massive fiscal stimulus and rising merger and acquisition (M&A) activity against significant negatives such as sovereign debt weakness, political turmoil, burgeoning government deficits and weak global employment. At present, the positive trends appear to outweigh the negatives. While questions regarding the sustainability of the recovery remain in place, several developments appear supportive for the stock market. Equity valuations are still attractive on a historical and relative basis, M&A activity continues to support price levels, profits are expanding and capital expenditures are increasing. However, worry that another financial crisis will emanate from the periphery of the Eurozone acts as a reminder that market volatility may persist.

During the 12-month period ended November 30, 2010, the Portfolio’s Class A Shares returned 9.20%, trailing the 9.94% return of its benchmark, the S&P 500® Index. The Portfolio benefited from positive contributions in industrials, health care and telecommunication services, while holdings in information technology and energy hindered performance.

High sovereign deficits and weak employment are leading to persistent concerns regarding the sustainability of global economic recovery. In this environment, investors exhibited a preference for stocks with the most stable growth rates. At the same time, many stocks with more volatile earnings streams appear to be trading at a discount. We cannot predict when sentiment shifts will occur, but we believe that undertaking a thoughtful view of fundamentals positions us for a time when the market adopts a more rational posture. While the state of the global economy remains a concern, we are finding numerous opportunities in companies whose future earnings power is greater than what is currently implied by their stock prices. We maintain a positive view on the U.S. equity market given the high cash holdings among corporations and investors, the preponderance of economic stimulus, and the flexibility of the corporate sector to adapt to changes. We will therefore continue to look for opportunities to use volatility to our advantage.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	S&P 500® INDEX
ONE YEAR	9.20%	8.86%	9.94%

FIVE YEAR	0.55	0.17	0.98

TEN YEAR	–0.32	–0.70	0.81

SINCE INCEPTION	6.08	5.71	7.79

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

GEORGE P. MARIS With Northern Trust since 2008

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
CLASS A SHARES	BDVAX
CLASS D SHARES	BDGDX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS D SHARES	9/14/94

TOTAL NET ASSETS	$8,808,047

NET ASSET VALUE
CLASS A SHARES	$6.30
CLASS D SHARES	5.98

GROSS EXPENSE RATIO
CLASS A SHARES	2.02%
CLASS D SHARES	2.41

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

* Prior to July 31, 2010 the name of the Portfolio was the Diversified Growth Portfolio. Effective July 31, 2010 the Portfolio invests under normal circumstances at least 80% of its net assets in equity securities of large capitalization companies.

EQUITY PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Large-capitalization stocks, as represented by the S&P 500® Index, returned 9.94% during the 12-month period ended November 30, 2010. For the same period, large caps significantly underperformed small caps, as measured by the Russell 2000® Index, which returned 26.98%. The Portfolio’s total return of 9.83% (Class A Shares) closely tracked the return of its benchmark, the S&P 500® Index, with differences in returns driven by transaction costs and Portfolio expenses.

The period had a difficult beginning as mixed corporate earnings and continued concerns over employment data and consumer confidence caused U.S. equity indices to post negative returns in January. However, February and March turned positive as many U.S. corporations reported unexpectedly favorable earnings. The second quarter began with a better-than-expected earnings season and multiple merger & acquisition (M&A) announcements, but disappointing macroeconomic data and SEC fraud charges against Goldman Sachs in mid-April set back the market. Multiple sovereign credit downgrades in Europe placed further downward pressure on performance. In mid-June M&A activity and well-received comments from the Federal Reserve prompted a brief rally, but the market quickly reverted after disappointing U.S. home sales and GDP figures, as well as several lower-than-expected corporate earnings and earnings guidance announcements. U.S. markets then rallied in the third quarter driven by some favorable earnings surprises, increased M&A activity and anticipation concerning a second round of quantitative easing by the Fed. Share buybacks and/or dividend increases by Microsoft, MasterCard and Thermo Fisher were also viewed positively by the markets. Finally, a better-than-expected start to earnings announcements helped equity markets early in the fourth quarter, along with further M&A activity and surprisingly favorable macroeconomic data.

Consumer discretionary stocks posted the highest return for the 12-month period, 26.34%. Information technology, with the highest weighting in the Index of 18.89%, returned 9.07%. Financials, weighted at 15.81% of the Index, posted a return of -0.40% for the period, while health care registered the weakest return at -0.54%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	S&P 500® INDEX
ONE YEAR	9.83%	9.60%	9.37%	9.94%

FIVE YEAR	0.87	0.65	0.46	0.98

TEN YEAR	0.68	0.44	0.28	0.81

SINCE INCEPTION	7.68	7.47	7.32	7.79

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS
CHAD M. RAKVIN With Northern Trust since 2004
BRENT REEDER With Northern Trust since 1993

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
CLASS A SHARES	BEIAX
CLASS C SHARES	BEICX
CLASS D SHARES	BEIDX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS C SHARES	9/28/95
CLASS D SHARES	9/14/94

TOTAL NET ASSETS	$550,786,783

NET ASSET VALUE
CLASS A SHARES	$11.74
CLASS C SHARES	11.69
CLASS D SHARES	11.64

GROSS EXPENSE RATIO
CLASS A SHARES	0.25%
CLASS C SHARES	0.49
CLASS D SHARES	0.64

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	INTERNATIONAL GROWTH PORTFOLIO	INTERNATIONAL EQUITY INDEX PORTFOLIO
ASSETS:
Investments, at cost (3)	$169,750	$169,230
Investments, at value (3)(5)	$183,146	$173,340
Cash held at broker (restricted $66, respectively)	–	66
Foreign currencies held at broker, at value (restricted $184, respectively)	–	806
Foreign currencies, at value (Cost: $263, $1,640, respectively)	263	1,612
Interest income receivable	1	2
Dividend income receivable	379	466
Receivable for foreign tax withheld	301	204
Receivable for securities sold	21	311
Receivable for fund shares sold	294	50
Receivable from affiliated administrator	13	24
Unrealized gain on forward foreign currency exchange contracts	–	129
Prepaid and other assets	2	2
Total Assets	184,420	177,012
LIABILITIES:
Unrealized loss on forward foreign currency exchange contracts	–	79
Payable upon return of securities loaned	10,293	6,545
Payable for securities purchased	–	1,797
Payable for variation margin on futures contracts	–	38
Payable for fund shares redeemed	134	16
Payable to affiliates:
Investment advisory fees	121	36
Administration fees	23	22
Custody and accounting fees	19	19
Shareholder servicing fees	–	–
Transfer agent fees	2	2
Trustee fees	3	4
Accrued other liabilities	9	9
Total Liabilities	10,604	8,567
Net Assets	$173,816	$168,445
ANALYSIS OF NET ASSETS:
Capital stock	$204,420	$193,877
Accumulated undistributed net investment income	2,450	3,497
Accumulated undistributed net realized loss	(46,480)	(33,048)
Net unrealized appreciation (depreciation)	13,426	4,119
Net Assets	$173,816	$168,445
Net Assets:
Class A	$173,801	$168,208
Class C	–	–
Class D	15	237
Total Shares Outstanding (no par value, unlimited shares authorized):
Class A	19,139	20,772
Class C	–	–
Class D	2	31
Net Asset Value, Redemption and Offering Price Per Share:
Class A	$9.08	$8.10
Class C	–	–
Class D	9.12	7.73

(1)	Formerly known as the Focused Growth Portfolio.
(2)	Formerly known as the Diversified Growth Portfolio.
(3)	Amount includes cost and value from affiliated Portfolios of $12,023, $7,939, $32,292, $17,361, $3,616, and $36,419, respectively. See the Schedules of Investments for further detail on investments in affiliated Portfolios.
(4)	Amount includes cost of $675 and value of $618 in Northern Trust Corp.
(5)	Amounts include value of securities loaned of $9,899, $6,259, $30,026, $13,851, $3,429, and $31,663, respectively.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

SMALL COMPANY INDEX PORTFOLIO	LARGE CAP GROWTH PORTFOLIO(1)	LARGE CAP EQUITY PORTFOLIO(2)	EQUITY INDEX PORTFOLIO

$86,764	$90,361	$10,996	$584,223	(4)
$92,646	$106,344	$12,341	$581,920	(4)
–	–	–	–
–	–	–	–
–	–	–	–
8	–	–	3
54	101	12	1,372
–	–	–	–
108	367	–	–
21	–	–	95
23	22	9	12
–	–	–	–
2	3	2	2
92,862	106,837	12,364	583,404

–	–	–	–
30,996	14,131	3,524	32,400
–	1,946	–	–
9	–	–	36
11	550	5	57

10	56	5	46
5	7	1	46
21	2	10	10
–	–	–	1
1	1	–	5
3	4	3	8
8	9	8	8
31,064	16,706	3,556	32,617
$61,798	$90,131	$8,808	$550,787

$77,597	$93,229	$29,223	$592,292
628	147	34	371
(22,463)	(19,228)	(21,794)	(40,016)
6,036	15,983	1,345	(1,860)
$61,798	$90,131	$8,808	$550,787

$61,695	$89,993	$8,728	$547,833
–	79	–	1,376
103	59	80	1,578

3,781	6,855	1,385	46,681
–	6	–	118
7	5	13	135

$16.32	$13.13	$6.30	$11.74
–	12.78	–	11.69
16.12	12.47	5.98	11.64

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF OPERATIONS

Amounts in thousands	INTERNATIONAL GROWTH PORTFOLIO	INTERNATIONAL EQUITY INDEX PORTFOLIO
INVESTMENT INCOME:
Dividend income (3)	$4,570 (4)	$4,249 (4)
Interest income	–	–
Net income from securities loaned (6)	33	34
Other income	1	2
Total Investment Income	4,604	4,285
EXPENSES:
Investment advisory fees	1,674	396
Administration fees	279	238
Custody and accounting fees	205	181
Transfer agent fees	19	16
Blue sky fees	31	30
SEC fees	3	3
Printing fees	11	10
Professional fees	11	11
Shareholder servicing fees	–	1
Trustee fees	7	7
Interest expense	–	1
Other	17	13
Total Expenses	2,257	907
Less waivers of investment advisory fees	(186)	–
Less expenses reimbursed by administrator	(98)	(255)
Net Expenses	1,973	652
Net Investment Income	2,631	3,633
NET REALIZED AND UNREALIZED GAINS (LOSSES ):
Net realized gains (losses) on:
Investments	(1,845)	(10,581)
Written options	–	–
Futures contracts	–	(63)
Foreign currency transacations and forward foreign currency exchange contracts	239	61
Net change in unrealized appreciation (depreciation) on:
Investments	(154)	8,723
Futures contracts	–	(11)
Foreign currency transacations and forward foreign currency exchange contracts	(3)	(97)
Translation of other assets and liabilities denominated in foreign currencies	(22)	(28)
Net Gains (Losses)	(1,785)	(1,996)
Net Increase in Net Assets Resulting from Operations	$846	$1,637

(1)	Formerly known as the Focused Growth Portfolio.
(2)	Formerly known as the Diversified Growth Portfolio.
(3)	Amount includes dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $3, for the Equity Index Portfolio. All remaining Portfolios have dividend income from Diversified Assets Portfolio which rounds to less than $1.
(4)	Net of $457, $383, $1 and $1 in non-reclaimable foreign withholding taxes in the International Growth, International Equity Index, Large Cap Growth and Large Cap Equity Portfolios, respectively.
(5)	Amount includes dividend income from Northern Trust Corp. of $12.
(6)	See Note 2 for additional information.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010

SMALL COMPANY INDEX PORTFOLIO	LARGE CAP GROWTH PORTFOLIO(1)	LARGE CAP EQUITY PORTFOLIO(2)	EQUITY INDEX PORTFOLIO

$731	$725 (4)	$195 (4)	$9,676 (5)
1	1	–	5
121	10	3	65
1	4	–	10
854	740	198	9,756

116	583	89	483
58	69	12	483
110	25	58	114
6	7	1	52
34	33	31	37
3	3	3	3
9	17	16	10
11	11	11	11
–	–	–	6
7	7	7	7
–	–	–	–
12	12	11	17
366	767	239	1,223
–	(69)	(12)	–
(186)	(108)	(137)	(198)
180	590	90	1,025
674	150	108	8,731

(2,159)	2,235	2,072	(8,042)
–	–	2	–
235	–	–	637
–	–	–	–

15,144	7,891	(1,321)	46,795
163	–	–	17
–	–	–	–
–	–	–	–
13,383	10,126	753	39,407
$14,057	$10,276	$861	$48,138

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	INTERNATIONAL GROWTH PORTFOLIO		INTERNATIONAL EQUITY INDEX PORTFOLIO
Amounts in thousands	2010	2009	2010	2009
OPERATIONS:
Net investment income	$2,631	$2,697	$3,633	$2,560
Net realized gains (losses)	(1,606)	(29,064)	(10,583)	(18,620)
Net change in unrealized appreciation (depreciation)	(179)	72,256	8,587	45,931
Net Increase in Net Assets Resulting from Operations	846	45,889	1,637	29,871
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	(1,745)	14,786	(11,554)	90,515
Net decrease in net assets resulting from Class C share transactions	–	–	–	–
Net increase (decrease) in net assets resulting from Class D share transactions	(383)	(54)	(671)	(39)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,128)	14,732	(12,225)	90,476
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(3,706)	(4,464)	(2,881)	(2,474)
From net realized gains	–	–	–	(3,774)
Total Distributions to Class A shareholders	(3,706)	(4,464)	(2,881)	(6,248)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	–	–	–	–
From net realized gains	–	–	–	–
Total Distributions to Class C shareholders	–	–	–	–
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income	(6)	(11)	(6)	(26)
From net realized gains	–	–	–	(45)
Total Distributions to Class D shareholders	(6)	(11)	(6)	(71)
Total Increase (Decrease) in Net Assets	(4,994)	56,146	(13,475)	114,028
NET ASSETS:
Beginning of year	178,810	122,664	181,920	67,892
End of year	$173,816	$178,810	$168,445	$181,920
Accumulated Undistributed Net Investment Income	$2,450	$3,101	$3,497	$2,573

(1)	Formerly known as the Focused Growth Portfolio.
(2)	Formerly known as the Diversified Growth Portfolio.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SMALL COMPANY INDEX PORTFOLIO		LARGE CAP GROWTH PORTFOLIO(1)		LARGE CAP EQUITY PORTFOLIO(2)		EQUITY INDEX PORTFOLIO
2010	2009	2010	2009	2010	2009	2010	2009

$674	$705	$150	$326	$108	$349	$8,731	$8,900
(1,924)	(8,648)	2,235	(7,084)	2,074	(16,812)	(7,405)	(32,511)
15,307	17,701	7,891	18,765	(1,321)	18,131	46,812	101,889
14,057	9,758	10,276	12,007	861	1,668	48,138	78,278

(6,179)	(390)	20,555	(4,727)	(3,534)	(30,072)	53,136	2,094
(6)	–	(2)	(18)	–	–	(153)	(6,215)
(10)	–	(46)	4	(24)	(197)	(494)	(242)
(6,195)	(390)	20,507	(4,741)	(3,558)	(30,269)	52,489	(4,363)

(649)	(927)	(263)	(380)	(323)	(746)	(8,516)	(8,868)
–	–	–	–	–	–	–	(26,505)
(649)	(927)	(263)	(380)	(323)	(746)	(8,516)	(35,373)

–	–	–	–	–	–	(20)	(49)
–	–	–	–	–	–	–	(546)
–	–	–	–	–	–	(20)	(595)

(1)	(1)	–	–	(2)	(4)	(23)	(37)
–	–	–	–	–	–	–	(126)
(1)	(1)	–	–	(2)	(4)	(23)	(163)
7,212	8,440	30,520	6,886	(3,022)	(29,351)	92,068	37,784

54,586	46,146	59,611	52,725	11,830	41,181	458,719	420,935
$61,798	$54,586	$90,131	$59,611	$8,808	$11,830	$550,787	$458,719
$628	$620	$147	$260	$34	$251	$371	$239

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH PORTFOLIO	CLASS A
Selected per share data	2010(1)	2009(1)	2008	2007	2006
Net Asset Value, Beginning of Year	$9.11	$6.91	$15.02	$12.91	$10.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	0.14	0.23	0.17	0.15
Net realized and unrealized gains (losses)	–	2.31	(5.94)	2.46	2.58
Total from Investment Operations	0.13	2.45	(5.71)	2.63	2.73
LESS DISTRIBUTIONS PAID:
From net investment income (2)	(0.16)	(0.25)	(0.20)	(0.13)	(0.13)
From net realized gains	–	–	(2.20)	(0.39)	–
Total Distributions Paid	(0.16)	(0.25)	(2.40)	(0.52)	(0.13)
Net Asset Value, End of Year	$9.08	$9.11	$6.91	$15.02	$12.91
Total Return (3)	1.50%	36.78%	(44.80)%	21.00%	26.70%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$173,801	$178,417	$122,311	$258,359	$211,732
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.06%	1.06%	1.06%	1.06%	1.06%
Expenses, before waivers, reimbursements and credits	1.21%	1.23%	1.21%	1.19%	1.20%
Net investment income, net of waivers, reimbursements and credits	1.42%	1.91%	2.01%	1.23%	1.32%
Net investment income, before waivers, reimbursements and credits	1.27%	1.74%	1.86%	1.10%	1.18%
Portfolio Turnover Rate	47.29%	60.07%	75.41%	87.63%	94.13%

	CLASS D
Selected per share data	2010(1)	2009(1)	2008	2007	2006
Net Asset Value, Beginning of Year	$9.14	$6.92	$15.02	$12.92	$10.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09	0.11	0.14	0.11	0.12
Net realized and unrealized gains (losses)	0.02	2.32	(5.90)	2.46	2.57
Total from Investment Operations	0.11	2.43	(5.76)	2.57	2.69
LESS DISTRIBUTIONS PAID:
From net investment income (2)	(0.13)	(0.21)	(0.14)	(0.08)	(0.09)
From net realized gains	–	–	(2.20)	(0.39)	–
Total Distributions Paid	(0.13)	(0.21)	(2.34)	(0.47)	(0.09)
Net Asset Value, End of Year	$9.12	$9.14	$6.92	$15.02	$12.92
Total Return (3)	1.24%	36.24%	(44.99)%	20.46%	26.21%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$15	$393	$353	$674	$552
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses, before waivers, reimbursements and credits	1.60%	1.62%	1.60%	1.58%	1.59%
Net investment income, net of waivers, reimbursements and credits	1.03%	1.52%	1.62%	0.84%	0.93%
Net investment income, before waivers, reimbursements and credits	0.88%	1.35%	1.47%	0.71%	0.79%
Portfolio Turnover Rate	47.29%	60.07%	75.41%	87.63%	94.13%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

INTERNATIONAL EQUITY INDEX PORTFOLIO	CLASS A
Selected per share data	2010(1)	2009(1)	2008(1)	2007(1)	2006
Net Asset Value, Beginning of Year	$8.21	$6.61	$15.73	$15.54	$12.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18	0.19	0.31	0.36	0.33
Net realized and unrealized gains (losses)	(0.15)	2.02	(6.50)	1.94	3.14
Total from Investment Operations	0.03	2.21	(6.19)	2.30	3.47
LESS DISTRIBUTIONS PAID:
From net investment income (2)	(0.14)	(0.24)	(0.49)	(0.46)	(0.24)
From net realized gains	–	(0.37)	(2.44)	(1.65)	(0.30)
Total Distributions Paid	(0.14)	(0.61)	(2.93)	(2.11)	(0.54)
Net Asset Value, End of Year	$8.10	$8.21	$6.61	$15.73	$15.54
Total Return (3)	0.40%	36.57%	(47.77)%	16.74%	28.52%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$168,208	$181,004	$67,131	$134,611	$127,809
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.41%	0.41%	0.41%	0.41%	0.41%
Expenses, before waivers, reimbursements and credits	0.57%	0.62%	0.61%	0.57%	0.58%
Net investment income, net of waivers, reimbursements and credits	2.30%	2.66%	2.96%	2.42%	2.43%
Net investment income, before waivers, reimbursements and credits	2.14%	2.45%	2.76%	2.26%	2.26%
Portfolio Turnover Rate	35.89%	35.06%	43.61%	73.12%	68.17%

	CLASS D
Selected per share data	2010(1)	2009(1)	2008(1)	2007(1)	2006
Net Asset Value, Beginning of Year	$7.82	$6.34	$15.22	$15.09	$12.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.15	0.23	0.24	0.30
Net realized and unrealized gains (losses)	(0.14)	1.92	(6.20)	1.94	3.02
Total from Investment Operations	–	2.07	(5.97)	2.18	3.32
LESS DISTRIBUTIONS PAID:
From net investment income (2)	(0.09)	(0.22)	(0.47)	(0.40)	(0.19)
From net realized gains	–	(0.37)	(2.44)	(1.65)	(0.30)
Total Distributions Paid	(0.09)	(0.59)	(2.91)	(2.05)	(0.49)
Net Asset Value, End of Year	$7.73	$7.82	$6.34	$15.22	$15.09
Total Return (3)	0.05%	35.64%	(47.93)%	16.40%	28.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$237	$916	$761	$659	$93
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses, before waivers, reimbursements and credits	0.96%	1.01%	1.00%	0.96%	0.97%
Net investment income, net of waivers, reimbursements and credits	1.91%	2.27%	2.57%	2.03%	2.04%
Net investment income, before waivers, reimbursements and credits	1.75%	2.06%	2.37%	1.87%	1.87%
Portfolio Turnover Rate	35.89%	35.06%	43.61%	73.12%	68.17%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

SMALL COMPANY INDEX PORTFOLIO	CLASS A
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$13.01	$10.63	$17.20	$17.52	$15.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19	0.16	0.25	0.20	0.16
Net realized and unrealized gains (losses)	3.28	2.43	(6.60)	(0.39)	2.41
Total from Investment Operations	3.47	2.59	(6.35)	(0.19)	2.57
LESS DISTRIBUTIONS PAID:
From net investment income	(0.16)	(0.21)	(0.22)	(0.13)	(0.17)
Total Distributions Paid	(0.16)	(0.21)	(0.22)	(0.13)	(0.17)
Net Asset Value, End of Year	$16.32	$13.01	$10.63	$17.20	$17.52
Total Return (1)	26.89%	24.87%	(37.38)%	(1.05)%	17.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$61,695	$54,495	$46,072	$83,426	$102,484
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.31%	0.31%	0.31%	0.31%	0.31%
Expenses, before waivers, reimbursements and credits	0.63%	0.69%	0.70%	0.54%	0.53%
Net investment income, net of waivers, reimbursements and credits	1.24%	1.51%	1.55%	1.36%	1.19%
Net investment income, before waivers, reimbursements and credits	0.92%	1.13%	1.16%	1.13%	0.97%
Portfolio Turnover Rate	27.07%	30.51%	47.00%	37.40%	45.99%

	CLASS D
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$12.86	$10.48	$16.95	$17.25	$14.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.12	0.13	0.12	0.08
Net realized and unrealized gains (losses)	3.26	2.40	(6.45)	(0.37)	2.39
Total from Investment Operations	3.38	2.52	(6.32)	(0.25)	2.47
LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)	(0.14)	(0.15)	(0.05)	(0.11)
Total Distributions Paid	(0.12)	(0.14)	(0.15)	(0.05)	(0.11)
Net Asset Value, End of Year	$16.12	$12.86	$10.48	$16.95	$17.25
Total Return (1)	26.40%	24.38%	(37.64)%	(1.41)%	16.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$103	$91	$74	$186	$243
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, before waivers, reimbursements and credits	1.02%	1.08%	1.09%	0.93%	0.92%
Net investment income, net of waivers, reimbursements and credits	0.85%	1.12%	1.16%	0.97%	0.80%
Net investment income, before waivers, reimbursements and credits	0.53%	0.74%	0.77%	0.74%	0.58%
Portfolio Turnover Rate	27.07%	30.51%	47.00%	37.40%	45.99%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

LARGE CAP GROWTH PORTFOLIO (1)	CLASS A
Selected per share data	2010(2)	2009(2)	2008(2)	2007(2)	2006
Net Asset Value, Beginning of Year	$11.65	$9.35	$15.53	$13.33	$12.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03	0.06	0.06	0.08	0.07
Net realized and unrealized gains (losses)	1.50	2.31	(6.15)	2.19	0.84
Total from Investment Operations	1.53	2.37	(6.09)	2.27	0.91
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)	(0.07)	(0.09)	(0.07)	(0.04)
Total Distributions Paid	(0.05)	(0.07)	(0.09)	(0.07)	(0.04)
Net Asset Value, End of Year	$13.13	$11.65	$9.35	$15.53	$13.33
Total Return (3)	13.22%	25.51%	(39.45)%	17.12%	7.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$89,993	$59,444	$52,578	$97,501	$95,041
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.86%	0.86%	0.86%	0.86%	0.86%
Expenses, before waivers, reimbursements and credits	1.12%	1.17%	1.11%	1.06%	1.06%
Net investment income, net of waivers, reimbursements and credits	0.22%	0.62%	0.46%	0.57%	0.48%
Net investment income (loss), before waivers, reimbursements and credits	(0.04)%	0.31%	0.21%	0.37%	0.28%
Portfolio Turnover Rate	76.32%	217.54%	242.18%	146.66%	151.02%

	CLASS C
Selected per share data	2010(2)	2009(2)	2008(2)	2007(2)	2006
Net Asset Value, Beginning of Year	$11.34	$9.09	$15.10	$12.98	$12.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	–	0.04	0.03	0.01	(0.07)
Net realized and unrealized gains (losses)	1.47	2.24	(5.98)	2.16	0.86
Total from Investment Operations	1.47	2.28	(5.95)	2.17	0.79
LESS DISTRIBUTIONS PAID:
From net investment income	(0.03)	(0.03)	(0.06)	(0.05)	(0.04)
Total Distributions Paid	(0.03)	(0.03)	(0.06)	(0.05)	(0.04)
Net Asset Value, End of Year	$12.78	$11.34	$9.09	$15.10	$12.98
Total Return (3)	12.96%	25.19%	(39.57)%	16.78%	6.44%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$79	$72	$75	$125	$92
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses, before waivers, reimbursements and credits	1.36%	1.41%	1.35%	1.30%	1.30%
Net investment income (loss), net of waivers, reimbursements and credits	(0.02)%	0.38%	0.22%	0.33%	0.24%
Net investment income (loss), before waivers, reimbursements and credits	(0.28)%	0.07%	(0.03)%	0.13%	0.04%
Portfolio Turnover Rate	76.32%	217.54%	242.18%	146.66%	151.02%

(1)	Formerly known as the Focused Growth Portfolio.
(2)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

LARGE CAP GROWTH PORTFOLIO (1)	CLASS D
Selected per share data	2010(2)	2009(2)	2008(2)	2007(2)	2006
Net Asset Value, Beginning of Year	$11.08	$8.88	$14.76	$12.68	$11.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)	0.02	0.01	(0.05)	(0.08)
Net realized and unrealized gains (losses)	1.43	2.20	(5.86)	2.14	0.90
Total from Investment Operations	1.41	2.22	(5.85)	2.09	0.82
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)	(0.02)	(0.03)	(0.01)	(0.04)
Total Distributions Paid	(0.02)	(0.02)	(0.03)	(0.01)	(0.04)
Net Asset Value, End of Year	$12.47	$11.08	$8.88	$14.76	$12.68
Total Return (3)	12.72%	25.02%	(39.73)%	16.51%	6.87%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$59	$95	$72	$133	$139
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before waivers, reimbursements and credits	1.51%	1.56%	1.50%	1.45%	1.45%
Net investment income (loss), net of waivers, reimbursements and credits	(0.17)%	0.23%	0.07%	0.18%	0.09%
Net investment loss, before waivers, reimbursements and credits	(0.43)%	(0.08)%	(0.18)%	(0.02)%	(0.11)%
Portfolio Turnover Rate	76.32%	217.54%	242.18%	146.66%	151.02%

(1)	Formerly known as the Focused Growth Portfolio.
(2)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

LARGE CAP EQUITY PORTFOLIO (1)			CLASS A
Selected per share data	2010(2)	2009(2)	2008		2007(2)	2006(2)
Net Asset Value, Beginning of Year	$5.93	$4.53	$8.02		$8.09	$8.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.07	0.07		0.09	0.07
Net realized and unrealized gains (losses)	0.47	1.41	(2.99)		0.44	0.57
Total from Investment Operations	0.53	1.48	(2.92)		0.53	0.64
LESS DISTRIBUTIONS PAID:
From net investment income	(0.16)	(0.08)	(0.07)		(0.07)	(0.06)
From net realized gains	–	–	(0.50)		(0.53)	(0.79)
Total Distributions Paid	(0.16)	(0.08)	(0.57)		(0.60)	(0.85)
Net Asset Value, End of Year	$6.30	$5.93	$4.53		$8.02	$8.09
Total Return (3)	9.20%	33.31%	(39.04)%		6.90%	8.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$8,728	$11,731	$40,922		$59,875	$42,505
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.76%	0.76%	0.77	%(4)	0.76%	0.76%
Expenses, before waivers, reimbursements and credits	2.02%	1.47%	1.14%		1.07%	1.15%
Net investment income, net of waivers, reimbursements and credits	0.92%	1.57%	1.31%		1.09%	0.96%
Net investment income (loss), before waivers, reimbursements and credits	(0.34)%	0.86%	0.94%		0.78%	0.57%
Portfolio Turnover Rate	70.25%	79.03%	117.55%		89.01%	123.43%

			CLASS D
Selected per share data	2010(2)	2009(2)	2008		2007(2)	2006(2)
Net Asset Value, Beginning of Year	$5.62	$4.29	$7.62		$7.73	$7.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03	0.05	0.07		0.05	0.04
Net realized and unrealized gains (losses)	0.46	1.34	(2.86)		0.43	0.54
Total from Investment Operations	0.49	1.39	(2.79)		0.48	0.58
LESS DISTRIBUTIONS PAID:
From net investment income	(0.13)	(0.06)	(0.04)		(0.06)	(0.01)
From net realized gains	–	–	(0.50)		(0.53)	(0.79)
Total Distributions Paid	(0.13)	(0.06)	(0.54)		(0.59)	(0.80)
Net Asset Value, End of Year	$5.98	$5.62	$4.29		$7.62	$7.73
Total Return (3)	8.86%	32.83%	(39.29)%		6.50%	7.87%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$80	$99	$259		$442	$195
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.15%	1.15%	1.16	%(4)	1.15%	1.15%
Expenses, before waivers, reimbursements and credits	2.41%	1.86%	1.53%		1.46%	1.54%
Net investment income, net of waivers, reimbursements and credits	0.53%	1.18%	0.92%		0.70%	0.57%
Net investment income (loss), before waivers, reimbursements and credits	(0.73)%	0.47%	0.55%		0.39%	0.18%
Portfolio Turnover Rate	70.25%	79.03%	117.55%		89.01%	123.43%

(1)	Formerly known as the Diversified Growth Portfolio.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 0.76% and 1.15% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowing against a line of credit.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

EQUITY INDEX PORTFOLIO			CLASS A
Selected per share data	2010(1)	2009(1)	2008(1)	2007	2006(1)
Net Asset Value, Beginning of Year	$10.88	$9.51	$17.29	$17.17	$15.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.22	0.28	0.29	0.27
Net realized and unrealized gains (losses)	0.86	1.98	(6.26)	0.95	1.87
Total from Investment Operations	1.06	2.20	(5.98)	1.24	2.14
LESS DISTRIBUTIONS PAID:
From net investment income	(0.20)	(0.22)	(0.28)	(0.29)	(0.28)
From net realized gains	–	(0.61)	(1.52)	(0.83)	(0.58)
Total Distributions Paid	(0.20)	(0.83)	(1.80)	(1.12)	(0.86)
Net Asset Value, End of Year	$11.74	$10.88	$9.51	$17.29	$17.17
Total Return (2)	9.83%	25.44%	(38.22)%	7.59%	14.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$547,833	$455,354	$410,534	$761,863	$725,157
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21%	0.21%	0.21%	0.21%	0.21%
Expenses, before waivers, reimbursements and credits	0.25%	0.25%	0.25%	0.25%	0.28%
Net investment income, net of waivers, reimbursements and credits	1.81%	2.34%	2.07%	1.74%	1.72%
Net investment income, before waivers, reimbursements and credits	1.77%	2.30%	2.03%	1.70%	1.65%
Portfolio Turnover Rate	15.44%	20.10%	15.88%	43.91%	17.12%

			CLASS C
Selected per share data	2010(1)	2009(1)	2008(1)	2007	2006(1)
Net Asset Value, Beginning of Year	$10.83	$9.46	$17.21	$17.09	$15.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17	0.20	0.25	0.23	0.24
Net realized and unrealized gains (losses)	0.86	1.97	(6.23)	0.97	1.85
Total from Investment Operations	1.03	2.17	(5.98)	1.20	2.09
LESS DISTRIBUTIONS PAID:
From net investment income	(0.17)	(0.19)	(0.25)	(0.25)	(0.24)
From net realized gains	–	(0.61)	(1.52)	(0.83)	(0.58)
Total Distributions Paid	(0.17)	(0.80)	(1.77)	(1.08)	(0.82)
Net Asset Value, End of Year	$11.69	$10.83	$9.46	$17.21	$17.09
Total Return (2)	9.60%	25.19%	(38.38)%	7.36%	13.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,376	$1,418	$8,458	$25,323	$26,677
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, before waivers, reimbursements and credits	0.49%	0.49%	0.49%	0.49%	0.52%
Net investment income, net of waivers, reimbursements and credits	1.57%	2.10%	1.83%	1.50%	1.48%
Net investment income, before waivers, reimbursements and credits	1.53%	2.06%	1.79%	1.46%	1.41%
Portfolio Turnover Rate	15.44%	20.10%	15.88%	43.91%	17.12%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

EQUITY INDEX PORTFOLIO	CLASS D
Selected per share data	2010(1)	2009(1)	2008(1)	2007	2006(1)
Net Asset Value, Beginning of Year	$10.79	$9.44	$17.18	$17.06	$15.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16	0.18	0.23	0.19	0.21
Net realized and unrealized gains (losses)	0.84	1.96	(6.22)	0.99	1.85
Total from Investment Operations	1.00	2.14	(5.99)	1.18	2.06
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)	(0.18)	(0.23)	(0.23)	(0.21)
From net realized gains	–	(0.61)	(1.52)	(0.83)	(0.58)
Total Distributions Paid	(0.15)	(0.79)	(1.75)	(1.06)	(0.79)
Net Asset Value, End of Year	$11.64	$10.79	$9.44	$17.18	$17.06
Total Return (2)	9.37%	24.92%	(38.50)%	7.20%	13.57%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,578	$1,947	$1,943	$4,283	$4,617
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, before waivers, reimbursements and credits	0.64%	0.64%	0.64%	0.64%	0.67%
Net investment income, net of waivers, reimbursements and credits	1.42%	1.95%	1.68%	1.35%	1.33%
Net investment income, before waivers, reimbursements and credits	1.38%	1.91%	1.64%	1.31%	1.26%
Portfolio Turnover Rate	15.44%	20.10%	15.88%	43.91%	17.12%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH PORTFOLIO

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4%

Australia – 2.4%

Alumina Ltd.	824,074	$1,566

Computershare Ltd.	96,248	904

Myer Holdings Ltd. †	484,012	1,691
		4,161

Belgium – 1.9%

Anheuser-Busch InBev N.V.	60,582	3,318

Brazil – 2.4%

Petroleo Brasileiro S.A. ADR	41,196	1,336

Vale S.A. Sponsored ADR	89,250	2,828
		4,164

Canada – 3.7%

Bombardier, Inc., Class B	455,066	2,083

Rogers Communications, Inc., Class B	40,343	1,426

Talisman Energy, Inc.	60,311	1,158

Trican Well Service Ltd.	94,431	1,816
		6,483

China – 2.5%

Bank of China Ltd., Class H	3,890,000	2,079

China Yurun Food Group Ltd.	634,000	2,258
		4,337

Denmark – 0.8%

Christian Hansen Holding A/S †	75,645	1,460

Finland – 1.5%

UPM-Kymmene OYJ	173,374	2,573

France – 5.3%

BNP Paribas	44,623	2,638

Societe Generale	60,700	2,809

Total S.A.	55,129	2,668

Veolia Environnement S.A.	43,234	1,137
		9,252

Germany – 6.1%

Allianz S.E. (Registered)	20,862	2,289

Deutsche Bank A.G. (Registered)	41,749	1,984

E.ON A.G.	23,906	686

GEA Group A.G. †	77,276	1,860

Linde A.G.	16,433	2,295

Siemens A.G. (Registered)	13,177	1,441
		10,555

Hong Kong – 2.1%

AIA Group Ltd. *	112,400	325

Esprit Holdings Ltd.	205,982	992

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Hong Kong – 2.1% – continued

Huabao International Holdings Ltd.	1,440,190	$2,279
		3,596

India – 0.9%

Sterlite Industries India Ltd. ADR †	110,658	1,568

Ireland – 2.1%

Covidien PLC	12,372	521

WPP PLC	181,441	2,006

XL Group PLC	59,136	1,163
		3,690

Italy – 0.7%

Enel S.p.A.	266,356	1,251

Japan – 19.9%

Canon, Inc.	49,219	2,315

Chiyoda Corp.	211,000	1,833

East Japan Railway Co.	21,800	1,301

Kansai Electric Power (The) Co., Inc.	73,000	1,755

Kawasaki Heavy Industries Ltd.	561,000	1,736

Kinden Corp.	136,000	1,170

Kubota Corp.	200,000	1,812

Mitsubishi UFJ Financial Group, Inc.	665,190	3,148

Mitsui & Co. Ltd.	149,600	2,337

NGK Insulators Ltd.	81,800	1,217

NGK Spark Plug Co. Ltd.	98,000	1,410

Nomura Holdings, Inc.	177,900	1,025

NTT DoCoMo, Inc.	1,406	2,287

Shimano, Inc.	34,328	1,652

Shin-Etsu Chemical Co. Ltd.	28,900	1,413

Sony Corp.	63,500	2,253

Sumitomo Metal Mining Co. Ltd.	86,700	1,348

Tokio Marine Holdings, Inc.	99,200	2,800

Toyota Motor Corp.	45,000	1,744
		34,556

Netherlands – 3.6%

NXP Semiconductor N.V. †*	73,124	920

QIAGEN N.V. †*	74,011	1,348

Royal Dutch Shell PLC, Class B	112,340	3,331

Unilever N.V. – CVA	23,116	652
		6,251

Norway – 1.0%

Marine Harvest ASA	1,807,535	1,680

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Portugal – 1.0%

Jeronimo Martins SGPS S.A.	126,559	$1,790

Singapore – 1.3%

DBS Group Holdings Ltd.	221,204	2,343

South Korea – 1.9%

Hyundai Motor Co.	21,700	3,219

Spain – 2.7%

Banco Santander S.A.	183,501	1,739

Iberdrola Renovables S.A.	141,252	415

Iberdrola S.A.	166,666	1,147

Telefonica S.A.	66,567	1,417
		4,718

Sweden – 1.3%

Telefonaktiebolaget LM Ericsson, Class B	215,932	2,226

Switzerland – 8.5%

ABB Ltd. (Registered) *	46,524	901

Credit Suisse Group A.G. (Registered)	68,817	2,544

Givaudan S.A. (Registered)	1,721	1,724

Novartis A.G. (Registered)	75,499	4,018

Roche Holding A.G. (Genusschein)	30,333	4,163

Syngenta A.G. (Registered)	5,201	1,444
		14,794

Taiwan – 0.9%

Hon Hai Precision Industry Co. Ltd.	430,376	1,528

United Kingdom – 20.8%

Autonomy Corp. PLC *	80,991	1,682

BAE Systems PLC	245,028	1,260

Barclays PLC	432,448	1,738

BP PLC	186,180	1,238

Compass Group PLC	301,920	2,607

GlaxoSmithKline PLC	130,166	2,465

HSBC Holdings PLC	52,064	524

National Grid PLC	188,273	1,662

Pearson PLC	152,013	2,188

Prudential PLC	366,643	3,245

Reckitt Benckiser Group PLC	49,454	2,615

Rolls-Royce Group PLC *	95,076	901

Standard Chartered PLC	151,420	4,074

Virgin Media, Inc. †	120,043	3,059

Vodafone Group PLC	1,481,948	3,703

Weir Group (The) PLC	115,573	3,130
		36,091

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

United States – 3.1%

Activision Blizzard, Inc.	128,978	$1,514

Mead Johnson Nutrition Co.	30,956	1,844

Schlumberger Ltd.	27,030	2,091
		5,449
Total Common Stocks
(Cost $157,660) (1)		171,053

INVESTMENT COMPANIES – 6.9%

Northern Institutional Funds - Diversified Assets Portfolio (2) (3)	1,730,272	1,730
Northern Institutional Funds - Liquid Assets Portfolio (2) (4) (5)	10,292,928	10,293
Total Investment Companies
(Cost $12,023)		12,023
RIGHTS – 0.1%

China – 0.1%
Bank of China Ltd. *	389,000	70
Total Rights
(Cost $67)		70

Total Investments – 105.4%
(Cost $169,750)		183,146
Liabilities less Other Assets – (5.4)%		(9,330)
NET ASSETS – 100.0%		$173,816

(1)	In accordance with the Portfolio’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio.
(3)	The Portfolio had approximately $1,730,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(4)	Investment relates to cash collateral received from Portfolio securities loaned.
(5)	The Portfolio had approximately $6,310,000 of net sales in the Liquid Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.

†	Security is either wholly or partially on loan.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH PORTFOLIO continued

NOVEMBER 30, 2010

At November 30, 2010, the industry sectors (unaudited) for the International Growth Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.3%
Consumer Staples	8.3
Energy	8.0
Financials	21.3
Health Care	7.3
Industrials	13.4
Information Technology	6.5
Materials	12.0
Telecommunication Services	5.2
Utilities	4.7

Total	100.0%

At November 30, 2010, the International Growth Portfolio’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
British Pound	22.4%
Euro	20.7
Japanese Yen	20.2
United States Dollar	9.8
Swiss Franc	8.7
All other currencies less than 5%	18.2

Total	100.0%

At November 30, 2010, the International Growth Portfolio had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	27	Hong Kong Dollar	210	12/3/10	$–

Various inputs are used in determining the value of the Portfolio’s investments.

These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the International Growth Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$3,059	$19,763	$–	$22,822
Consumer Staples	1,844	12,312	–	14,156
Energy	6,401	7,237	–	13,638
Financials	1,163	35,305	–	36,468
Health Care	521	11,993	–	12,514
Industrials	2,083	20,899	–	22,982
Information Technology	2,434	8,655	–	11,089
Materials	4,395	16,102	–	20,497
Telecommunication Services	1,426	7,407	–	8,833
Utilities	–	8,054	–	8,054
Investment Companies	12,023	–	–	12,023
Rights	–	70	–	70
Total Investments	$35,349	$147,797	$–	$183,146
OTHER FINANCIAL
INSTRUMENTS
Liabilities
Forward Foreign
Currency Exchange
Contracts	$–	$ – (1)	$–	$–

(1) Amount rounds to less than one thousand.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO	NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6%

Australia – 8.4%

AGL Energy Ltd.	7,226	$106

Alumina Ltd.	39,476	75

Amcor Ltd.	19,806	122

AMP Ltd. †	33,193	160

Asciano Group †*	47,378	73

ASX Ltd. †	2,788	101

Australia & New Zealand Banking Group Ltd.	41,876	907

AXA Asia Pacific Holdings Ltd.	16,700	99

Bendigo and Adelaide Bank Ltd. †	6,277	59

BGP Holdings PLC *	104,706	–

BHP Billiton Ltd.	54,462	2,239

Billabong International Ltd. †	3,620	29

BlueScope Steel Ltd.	29,638	55

Boral Ltd. †	12,181	52

Brambles Ltd.	22,864	149

Caltex Australia Ltd.	1,928	24

CFS Retail Property Trust	31,595	54

Coca-Cola Amatil Ltd. †	9,066	97

Cochlear Ltd.	911	68

Commonwealth Bank of Australia	25,023	1,155

Computershare Ltd. †	7,140	67

Crown Ltd.	7,347	58

CSL Ltd. †	9,084	303

CSR Ltd.	21,697	35

Dexus Property Group	77,483	58

Fairfax Media Ltd. †	35,469	46

Fortescue Metals Group Ltd. *	20,219	122

Foster’s Group Ltd.	31,274	169

Goodman Fielder Ltd.	24,621	32

Goodman Group	105,848	65

GPT Group	28,677	76

Harvey Norman Holdings Ltd. †	7,669	22

Incitec Pivot Ltd.	26,247	94

Insurance Australia Group Ltd.	33,575	121

Intoll Group *	36,395	53

Leighton Holdings Ltd. †	2,151	65

Lend Lease Group	8,705	63

MacArthur Coal Ltd.	3,273	38

Macquarie Group Ltd.	5,448	185

MAp Group	9,096	27

Metcash Ltd.	13,453	54

Mirvac Group	48,561	59

National Australia Bank Ltd.	34,969	784

Newcrest Mining Ltd.	12,458	473

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Australia – 8.4% – continued

OneSteel Ltd.	21,685	$52

Orica Ltd.	5,845	140

Origin Energy Ltd.	14,204	214

OZ Minerals Ltd. *	52,870	78

Paladin Energy Ltd. †*	11,711	55

Qantas Airways Ltd. *	19,165	48

QBE Insurance Group Ltd.	16,661	268

QR National Ltd. *	26,069	70

QR National Ltd. *	1,755	4

Ramsay Health Care Ltd.	2,318	35

Rio Tinto Ltd.	6,980	548

Santos Ltd. †	13,323	159

Sims Metal Management Ltd. †	2,729	46

Sonic Healthcare Ltd.	5,953	67

SP AusNet	16,302	14

Stockland	38,776	136

Suncorp-Metway Ltd.	20,617	178

TABCORP Holdings Ltd.	11,090	75

Tatts Group Ltd.	20,970	50

Telstra Corp. Ltd.	70,871	190

Toll Holdings Ltd. †	11,190	67

Transurban Group	20,598	103

Wesfarmers Ltd.	16,133	485

Wesfarmers Ltd. - PPS	2,452	74

Westfield Group	35,761	416

Westpac Banking Corp.	48,017	981

Woodside Petroleum Ltd.	10,197	409

Woolworths Ltd.	19,989	513

WorleyParsons Ltd.	3,085	74
		14,242

Austria – 0.3%

Erste Group Bank A.G.	3,059	120

Immofinanz A.G. *	16,103	57

OMV A.G.	2,402	81

Raiffeisen Bank International A.G.	898	44

Telekom Austria A.G.	5,335	74

Verbund A.G. †	1,279	40

Vienna Insurance Group A.G.

Wiener Versicherung Gruppe	691	32

Voestalpine A.G.	1,818	74
		522

Belgium – 0.9%

Ageas	36,362	83

Anheuser-Busch InBev N.V.	11,513	630

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Belgium – 0.9% – continued

Bekaert S.A. N.V. *	609	$58

Belgacom S.A.	2,508	85

Colruyt S.A.	1,250	62

Compagnie Nationale A Portefeuille	394	19

Delhaize Group S.A.	1,650	113

Dexia S.A. †*	9,869	36

Groupe Bruxelles Lambert S.A.	1,323	104

KBC Groep N.V. *	2,619	92

Mobistar S.A.	358	21

Solvay S.A., Class A	966	93

UCB S.A. †	1,642	53

Umicore	1,834	87
		1,536

Denmark – 1.0%

A.P. Moller – Maersk A/S, Class A	9	71

A.P. Moller – Maersk A/S, Class B	21	170

Carlsberg A/S, Class B	1,742	165

Coloplast A/S, Class B	387	52

Danske Bank A/S *	7,396	183

DSV A/S	3,446	68

Novo-Nordisk A/S, Class B	6,822	676

Novozymes A/S, Class B	749	98

Tryg A/S †	462	20

Vestas Wind Systems A/S †*	3,314	94

William Demant Holding A/S †*	347	24
		1,621

Finland – 1.0%

Elisa OYJ †	2,326	46

Fortum OYJ	7,274	192

Kesko OYJ, Class B	942	43

Kone OYJ, Class B	2,536	133

Metso OYJ	2,078	107

Neste Oil OYJ †	2,349	33

Nokia OYJ	60,036	555

Nokian Renkaat OYJ	1,759	56

Orion OYJ, Class B	1,307	27

Outokumpu OYJ †	1,797	29

Pohjola Bank PLC	2,005	23

Rautaruukki OYJ †	1,132	21

Sampo OYJ, Class A	6,895	169

Sanoma OYJ	1,156	23

Stora Enso OYJ, Class R	9,544	82

UPM-Kymmene OYJ	8,528	127

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Finland – 1.0% – continued

Wartsila OYJ	1,290	$89
		1,755

France – 9.1%

Accor S.A.	2,393	101

Aeroports de Paris †	517	40

Air France-KLM *	2,342	41

Air Liquide S.A.	4,612	540

Alcatel-Lucent †*	37,631	102

Alstom S.A.	3,348	138

ArcelorMittal	14,033	442

Atos Origin S.A. *	842	34

AXA S.A.	27,338	393

BioMerieux	169	15

BNP Paribas	15,600	922

Bouygues S.A.	3,752	150

Bureau Veritas S.A.	806	59

Cap Gemini S.A.	2,375	100

Carrefour S.A.	9,583	433

Casino Guichard Perrachon S.A.	903	80

Christian Dior S.A.	1,038	144

CNP Assurances	2,473	40

Compagnie de Saint-Gobain	6,260	280

Compagnie Generale de Geophysique-Veritas *	2,424	56

Compagnie Generale des Establissements Michelin, Class B	2,840	192

Compagnie Generale d’Optique Essilor International S.A.	3,111	194

Credit Agricole S.A.	15,132	185

Danone	9,308	545

Dassault Systemes S.A.	958	65

Edenred *	2,490	55

EDF S.A.	4,216	176

Eiffage S.A. †	686	30

Eramet	99	31

Eurazeo	426	29

Eutelsat Communications	1,645	55

Fonciere Des Regions †	367	33

France Telecom S.A.	29,633	600

GDF Suez	19,985	662

Gecina S.A.	319	33

Groupe Eurotunnel S.A. (Registered)	7,972	68

Hermes International †	166	31

ICADE	429	40

Iliad S.A. †	240	24

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

France – 9.1% – continued

Imerys S.A.	544	$31

JC Decaux S.A. *	950	24

Klepierre	1,527	48

Lafarge S.A.	3,266	178

Lagardere S.C.A.	1,937	72

Legrand S.A.	2,570	98

L’Oreal S.A.	3,837	408

LVMH Moet Hennessy Louis Vuitton S.A.	3,978	603

Metropole Television S.A.	960	21

Natixis *	14,198	63

Neopost S.A. †	445	39

PagesJaunes Groupe	1,706	15

Pernod-Ricard S.A.	3,227	263

Peugeot S.A. †*	2,479	92

PPR	1,240	197

Publicis Groupe S.A.	2,113	94

Renault S.A. †*	3,127	164

Safran S.A.	2,694	84

Sanofi-Aventis S.A.	16,887	1,020

Schneider Electric S.A.	3,973	557

SCOR S.E.	2,738	64

SES S.A.	4,934	114

Societe BIC S.A.	489	40

Societe Generale	10,396	481

Societe Television Francaise 1	2,035	30

Sodexo	1,555	98

Suez Environnement Co. †	4,379	78

Technip S.A.	1,582	123

Thales S.A.	1,471	52

Total S.A.	33,990	1,645

Unibail-Rodamco S.E.	1,495	260

Vallourec S.A. †	1,767	168

Veolia Environnement	5,626	148

Vinci S.A.	7,101	345

Vivendi S.A.	20,398	498
		15,373

Germany – 7.6%

Adidas A.G.	3,409	214

Allianz S.E. (Registered)	7,255	796

Axel Springer A.G.	252	35

BASF S.E.	14,904	1,114

Bayer A.G. (Registered)	13,269	964

Bayerische Motoren Werke A.G.	5,397	406

Beiersdorf A.G.	1,647	96

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Germany – 7.6% – continued

Brenntag A.G. *	439	$39

Celesio A.G. †	1,077	25

Commerzbank A.G. †*	11,529	84

Continental A.G. *	839	65

Daimler A.G. (Registered) *	14,641	948

Deutsche Bank A.G. (Registered)	14,876	707

Deutsche Boerse A.G.	3,181	192

Deutsche Lufthansa A.G. (Registered) *	3,823	81

Deutsche Post A.G. (Registered)	13,802	222

Deutsche Postbank A.G. †*	1,538	50

Deutsche Telekom A.G. (Registered)	45,185	579

E.ON A.G.	28,952	831

Fraport A.G. Frankfurt Airport Services Worldwide	682	40

Fresenius Medical Care A.G. & Co. KGaA	2,955	171

Fresenius S.E.	402	34

GEA Group A.G.	2,670	64

Hannover Rueckversicherung A.G. (Registered)	1,050	49

HeidelbergCement A.G.	2,291	125

HeidelbergCement A.G. (VVPR) (1) *	83	–

Henkel A.G. & Co. KGaA	2,120	107

Hochtief A.G.	789	58

Infineon Technologies A.G. *	17,668	157

K+S A.G.	2,330	156

Kabel Deutschland Holding A.G. *	766	36

Lanxess A.G.	1,312	93

Linde A.G.	2,751	384

MAN S.E.	1,714	202

Merck KGaA	1,055	82

Metro A.G.	2,110	151

Muenchener Rueckversicherungs A.G. (Registered)	3,000	417

Puma A.G. Rudolf Dassler Sport †	98	29

RWE A.G.	6,707	417

Salzgitter A.G.	728	47

SAP A.G.	13,677	638

Siemens A.G. (Registered)	13,278	1,453

Suedzucker A.G.	939	20

ThyssenKrupp A.G.	5,491	210

TUI A.G. †*	2,686	28

United Internet A.G. (Registered)	1,783	25

Volkswagen A.G. †	491	66

Wacker Chemie A.G.	269	46
		12,753

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Greece – 0.3%

Alpha Bank A.E. *	8,248	$46

Bank of Cyprus Public Co. Ltd.	14,258	53

Coca Cola Hellenic Bottling Co. S.A.	2,970	76

EFG Eurobank Ergasias S.A. *	4,599	23

Hellenic Telecommunications Organization S.A.	4,256	38

National Bank of Greece S.A. *	15,561	131

OPAP S.A.	3,655	59

Public Power Corp. S.A.	1,789	25
		451

Hong Kong – 3.1%

AIA Group Ltd. *	126,000	364

ASM Pacific Technology Ltd.	3,600	34

Bank of East Asia Ltd.	24,735	105

BOC Hong Kong Holdings Ltd.	60,108	206

Cathay Pacific Airways Ltd.	19,506	57

Cheung Kong Holdings Ltd.	21,729	320

Cheung Kong Infrastructure Holdings Ltd.	8,353	37

CLP Holdings Ltd.	31,021	255

Esprit Holdings Ltd.	18,672	90

Foxconn International Holdings Ltd. †*	41,127	29

Hang Lung Group Ltd.	12,462	80

Hang Lung Properties Ltd.	39,501	184

Hang Seng Bank Ltd.	12,379	203

Henderson Land Development Co. Ltd. †	17,746	125

Hong Kong & China Gas Co. Ltd.	69,249	169

Hong Kong Exchanges and Clearing Ltd.	16,603	379

Hongkong Electric Holdings Ltd.	22,433	144

Hopewell Holdings Ltd.	8,500	27

Hutchison Whampoa Ltd.	34,698	346

Hysan Development Co. Ltd.	9,527	39

Kerry Properties Ltd.	11,504	58

Li & Fung Ltd.	36,809	229

Lifestyle International Holdings Ltd. *	11,953	30

Link REIT (The)	35,664	112

Mongolia Energy Co. Ltd. *	46,000	15

MTR Corp.	23,254	86

New World Development Ltd.	41,244	82

Noble Group Ltd. †	48,326	75

NWS Holdings Ltd. †	24,000	38

Orient Overseas International Ltd.	4,000	39

PCCW Ltd.	45,374	18

Sands China Ltd. *	40,613	87

Shangri-La Asia Ltd.	21,761	55

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Hong Kong – 3.1% – continued

Sino Land Co. Ltd. †	40,876	$85

SJM Holdings Ltd.	21,889	36

Sun Hung Kai Properties Ltd.	22,136	365

Swire Pacific Ltd., Class A	12,551	193

Wharf Holdings Ltd.	22,242	149

Wheelock & Co. Ltd.	16,021	57

Wing Hang Bank Ltd.	3,268	43

Wynn Macau Ltd. †	27,553	56

Yangzijiang Shipbuilding Holdings Ltd. †	20,000	27

Yue Yuen Industrial Holdings Ltd.	13,210	48
		5,176

Ireland – 0.6%

Anglo Irish Bank Corp. Ltd. *	6,354	–

CRH PLC	10,390	181

CRH PLC - (London Exchange)	1,004	17

Elan Corp. PLC †*	8,598	44

Experian PLC	16,700	191

Governor & (The) Co. of the Bank of Ireland *	55,253	23

James Hardie Industries S.E. †*	7,355	38

Kerry Group PLC, Class A	2,289	74

Ryanair Holdings PLC	3,150	16

Shire PLC	9,157	214

WPP PLC	20,495	227
		1,025

Israel – 0.8%

Bank Hapoalim B.M. *	16,799	79

Bank Leumi Le-Israel B.M.	19,843	93

Bezeq Israeli Telecommunication Corp. Ltd.	29,325	78

Cellcom Israel Ltd.	664	22

Delek Group Ltd.	55	14

Elbit Systems Ltd.	314	15

Israel (The) Corp. Ltd. *	32	34

Israel Chemicals Ltd.	7,313	106

Israel Discount Bank Ltd., Class A *	15,184	33

Makhteshim-Agan Industries Ltd. *	3,335	14

Mizrahi Tefahot Bank Ltd.	1,562	16

NICE Systems Ltd. *	1,185	36

Partner Communications Co. Ltd.	1,718	35

Teva Pharmaceutical Industries Ltd.	14,999	753
		1,328

Italy – 2.5%

A2A S.p.A.	16,266	21

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Italy – 2.5% – continued

Assicurazioni Generali S.p.A.	18,281	$320

Atlantia S.p.A.	3,902	76

Autogrill S.p.A. *	2,235	28

Banca Carige S.p.A.	6,998	14

Banca Monte dei Paschi di Siena S.p.A. *	38,837	42

Banco Popolare Scarl	10,453	43

Enel Green Power S.p.A. †*	24,168	48

Enel S.p.A.	105,384	495

ENI S.p.A.	41,719	839

Exor S.p.A.	1,206	32

Fiat S.p.A.	12,447	206

Finmeccanica S.p.A.	6,570	74

Intesa Sanpaolo S.p.A.	122,785	319

Intesa Sanpaolo S.p.A. (RSP)	13,731	29

Luxottica Group S.p.A.	1,917	51

Mediaset S.p.A.	11,555	64

Mediobanca S.p.A.	7,687	63

Parmalat S.p.A.	28,057	70

Pirelli & C S.p.A. *	4,372	33

Prysmian S.p.A.	3,067	49

Saipem S.p.A.	4,252	177

Snam Rete Gas S.p.A.	23,294	110

Telecom Italia S.p.A.	152,591	188

Telecom Italia S.p.A. (RSP)	98,271	103

Tenaris S.A.	7,598	161

Terna Rete Elettrica Nazionale S.p.A.	21,152	87

UniCredit S.p.A.	215,498	416

Unione di Banche Italiane SCPA	9,863	82
		4,240

Japan – 21.8%

77 Bank (The) Ltd.	5,000	24

ABC-Mart, Inc.	400	14

Advantest Corp. †	2,600	53

Aeon Co. Ltd. †	9,800	120

Aeon Credit Service Co. Ltd.	1,000	13

Aeon Mall Co. Ltd.	1,100	24

Air Water, Inc.	2,000	24

Aisin Seiki Co. Ltd.	3,100	101

Ajinomoto Co., Inc.	11,000	109

Alfresa Holdings Corp.	700	29

All Nippon Airways Co. Ltd. *	14,000	49

Amada Co. Ltd.	6,000	41

Aozora Bank Ltd.	7,000	12

Asahi Breweries Ltd.	6,300	123

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Japan – 21.8% – continued

Asahi Glass Co. Ltd.	16,000	$178

Asahi Kasei Corp.	21,000	125

Asics Corp.	2,000	22

Astellas Pharma, Inc.	7,000	251

Bank of Kyoto (The) Ltd.	5,000	44

Bank of Yokohama (The) Ltd.	20,000	97

Benesse Holdings, Inc.	1,200	55

Bridgestone Corp.	10,600	195

Brother Industries Ltd.	3,800	54

Canon Marketing Japan, Inc.	900	13

Canon, Inc.	18,300	861

Casio Computer Co. Ltd.	3,400	25

Central Japan Railway Co.	23	177

Chiba Bank (The) Ltd.	12,000	70

Chiyoda Corp.	2,000	17

Chubu Electric Power Co., Inc.	10,100	239

Chugai Pharmaceutical Co. Ltd.	3,700	67

Chugoku Bank (The) Ltd.	3,000	34

Chugoku Electric Power (The) Co., Inc.	4,900	98

Chuo Mitsui Trust Holdings, Inc.	16,000	56

Citizen Holdings Co. Ltd.	4,800	29

Coca-Cola West Co. Ltd.	700	12

Cosmo Oil Co. Ltd.	8,000	23

Credit Saison Co. Ltd.	2,600	41

Dai Nippon Printing Co. Ltd.	9,000	113

Daicel Chemical Industries Ltd.	4,000	27

Daido Steel Co. Ltd.	4,000	21

Daihatsu Motor Co. Ltd.	3,000	42

Dai-ichi Life Insurance (The) Co. Ltd.	130	186

Daiichi Sankyo Co. Ltd.	11,000	237

Daikin Industries Ltd.	3,800	136

Dainippon Sumitomo Pharma Co. Ltd.	2,000	17

Daito Trust Construction Co. Ltd.	1,300	80

Daiwa House Industry Co. Ltd.	8,000	90

Daiwa Securities Group, Inc.	27,000	123

Dena Co. Ltd.	1,300	38

Denki Kagaku Kogyo K.K.	8,000	36

Denso Corp.	7,900	258

Dentsu, Inc.	2,700	73

Dowa Holdings Co. Ltd.	3,100	18

East Japan Railway Co.	5,590	334

Eisai Co. Ltd. †	4,100	141

Electric Power Development Co. Ltd.	1,900	58

Elpida Memory, Inc. †*	2,900	35

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Japan – 21.8% – continued

FamilyMart Co. Ltd.	900	$31

FANUC CORP.	3,100	444

Fast Retailing Co. Ltd. †	800	127

Fuji Electric Holdings Co. Ltd.	11,000	29

Fuji Heavy Industries Ltd.	10,000	74

Fuji Media Holdings, Inc.	5	7

FUJIFILM Holdings Corp.	7,500	251

Fujitsu Ltd.	30,000	193

Fukuoka Financial Group, Inc.	13,000	50

Furukawa Electric Co. Ltd.	11,000	47

Gree, Inc.	1,362	17

GS Yuasa Corp.†	5,000	34

Gunma Bank (The) Ltd.	7,000	35

Hachijuni Bank (The) Ltd.	7,872	41

Hakuhodo DY Holdings, Inc.	300	15

Hamamatsu Photonics K.K.	1,091	36

Hankyu Hanshin Holdings, Inc.	19,000	86

Hino Motors Ltd.	5,000	25

Hirose Electric Co. Ltd.	500	49

Hiroshima Bank (The) Ltd.	7,000	28

Hisamitsu Pharmaceutical Co., Inc.	1,200	48

Hitachi Chemical Co. Ltd.	1,900	35

Hitachi Construction Machinery Co. Ltd. †	1,800	41

Hitachi High-Technologies Corp.	1,300	27

Hitachi Ltd.	74,000	350

Hitachi Metals Ltd.	3,000	34

Hokkaido Electric Power Co., Inc.	3,000	59

Hokuhoku Financial Group, Inc.	22,000	40

Hokuriku Electric Power Co.	2,900	70

Honda Motor Co. Ltd.	26,300	952

Hoya Corp.	7,100	168

Ibiden Co. Ltd.	2,100	58

Idemitsu Kosan Co. Ltd.	300	28

IHI Corp.	19,000	39

Inpex Corp.	35	180

Isetan Mitsukoshi Holdings Ltd.	6,160	71

Isuzu Motors Ltd.	19,000	85

Ito En Ltd.	700	11

ITOCHU Corp.	24,600	228

Itochu Techno-Solutions Corp.	400	14

Iyo Bank (The) Ltd.	4,000	28

J. Front Retailing Co. Ltd.	6,800	38

Japan Petroleum Exploration Co.	400	14

Japan Prime Realty Investment Corp. †	10	25

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Japan – 21.8% – continued

Japan Real Estate Investment Corp.	8	$77

Japan Retail Fund Investment Corp.	28	45

Japan Steel Works (The) Ltd.	5,000	49

Japan Tobacco, Inc.	73	247

JFE Holdings, Inc.	7,600	242

JGC Corp.	3,000	58

Joyo Bank (The) Ltd.	11,000	46

JS Group Corp.	4,100	76

JSR Corp.	2,900	49

JTEKT Corp.	4,200	47

Jupiter Telecommunications Co. Ltd.	42	43

JX Holdings, Inc.	36,527	226

Kajima Corp. †	15,000	37

Kamigumi Co. Ltd.	4,000	31

Kaneka Corp.	5,000	30

Kansai Electric Power (The) Co., Inc.	11,900	286

Kansai Paint Co. Ltd.	3,000	27

Kao Corp.	8,800	221

Kawasaki Heavy Industries Ltd.	23,000	71

Kawasaki Kisen Kaisha Ltd.	11,000	46

KDDI Corp.	48	274

Keikyu Corp.	8,000	70

Keio Corp.	9,000	61

Keisei Electric Railway Co. Ltd.	4,000	26

Keyence Corp.	630	159

Kikkoman Corp.	3,000	32

Kinden Corp.	2,000	17

Kintetsu Corp. †	27,000	81

Kirin Holdings Co. Ltd.	13,000	181

Kobe Steel Ltd.	41,000	93

Koito Manufacturing Co. Ltd.	2,000	29

Komatsu Ltd.	15,500	429

Konami Corp.	1,200	22

Konica Minolta Holdings, Inc.	7,500	77

Kubota Corp.	19,000	172

Kuraray Co. Ltd.	5,600	77

Kurita Water Industries Ltd.	1,900	54

Kyocera Corp.	2,600	265

Kyowa Hakko Kirin Co. Ltd.	4,000	40

Kyushu Electric Power Co., Inc.	6,200	138

Lawson, Inc.	1,000	44

Mabuchi Motor Co. Ltd.	400	19

Makita Corp.	1,800	65

Marubeni Corp.	27,000	175

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Japan – 21.8% – continued

Marui Group Co. Ltd.	4,200	$34

Maruichi Steel Tube Ltd.	700	13

Matsui Securities Co. Ltd.	1,400	9

Mazda Motor Corp.	25,000	70

McDonald’s Holdings Co. Japan Ltd. †	900	22

Medipal Holdings Corp.	2,700	29

MEIJI Holdings Co. Ltd.	1,151	50

Minebea Co. Ltd.	5,000	30

Miraca Holdings, Inc.	736	26

Mitsubishi Chemical Holdings Corp.	19,500	112

Mitsubishi Corp.	21,900	554

Mitsubishi Electric Corp.	31,000	307

Mitsubishi Estate Co. Ltd.	19,000	321

Mitsubishi Gas Chemical Co., Inc.	7,000	43

Mitsubishi Heavy Industries Ltd.	49,000	176

Mitsubishi Logistics Corp.	2,000	25

Mitsubishi Materials Corp. *	18,000	56

Mitsubishi Motors Corp. †*	63,000	85

Mitsubishi Tanabe Pharma Corp.	4,000	63

Mitsubishi UFJ Financial Group, Inc.	204,030	966

Mitsubishi UFJ Lease & Finance Co. Ltd.	1,080	40

Mitsui & Co. Ltd.	28,300	442

Mitsui Chemicals, Inc.	15,000	46

Mitsui Engineering & Shipbuilding Co. Ltd.	10,000	23

Mitsui Fudosan Co. Ltd.	13,000	230

Mitsui Mining & Smelting Co. Ltd.	8,000	24

Mitsui O.S.K. Lines Ltd.	19,000	131

Mitsumi Electric Co. Ltd.	1,200	22

Mizuho Financial Group, Inc.	330,591	521

Mizuho Securities Co. Ltd.	8,000	19

Mizuho Trust & Banking Co. Ltd. †*	30,000	27

MS&AD Insurance Group Holdings, Inc.	8,793	202

Murata Manufacturing Co. Ltd.	3,300	202

Nabtesco Corp.	892	16

Namco Bandai Holdings, Inc.	2,600	25

NEC Corp.	42,000	116

NGK Insulators Ltd.	4,000	60

NGK Spark Plug Co. Ltd.	3,000	43

NHK Spring Co. Ltd.	2,000	20

Nidec Corp.	1,800	180

Nikon Corp.	5,200	101

Nintendo Co. Ltd.	1,600	435

Nippon Building Fund, Inc.	8	78

Nippon Electric Glass Co. Ltd.	6,000	84

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Japan – 21.8% – continued

Nippon Express Co. Ltd.	14,000	$56

Nippon Meat Packers, Inc.	3,000	36

Nippon Paper Group, Inc.	1,700	40

Nippon Sheet Glass Co. Ltd.	12,000	28

Nippon Steel Corp.	84,000	278

Nippon Telegraph & Telephone Corp.	8,226	372

Nippon Yusen Kabushiki Kaisha	25,000	109

Nishi-Nippon City Bank (The) Ltd.	10,000	28

Nissan Chemical Industries Ltd.	2,000	24

Nissan Motor Co. Ltd.	40,600	381

Nisshin Seifun Group, Inc.	3,500	42

Nisshin Steel Co. Ltd.	9,000	16

Nisshinbo Holdings, Inc.	2,000	21

Nissin Foods Holdings Co. Ltd.	1,200	41

Nitori Holdings Co. Ltd.	600	53

Nitto Denko Corp.	2,700	112

NKSJ Holdings, Inc. *	23,482	157

NOK Corp.	1,900	36

Nomura Holdings, Inc.	57,700	332

Nomura Real Estate Holdings, Inc.	1,300	19

Nomura Real Estate Office Fund, Inc.	4	25

Nomura Research Institute Ltd.	1,800	36

NSK Ltd.	7,000	59

NTN Corp.	8,000	36

NTT Data Corp.	20	65

NTT DoCoMo, Inc.	243	395

NTT Urban Development Corp.	18	16

Obayashi Corp.	11,000	46

Obic Co. Ltd.	130	23

Odakyu Electric Railway Co. Ltd. †	10,000	91

OJI Paper Co. Ltd.	14,000	64

Olympus Corp.	3,500	99

Omron Corp.	3,300	81

Ono Pharmaceutical Co. Ltd.	1,400	62

Oracle Corp. Japan	700	31

Oriental Land Co. Ltd.	800	72

ORIX Corp. †	1,710	146

Osaka Gas Co. Ltd.	32,000	120

Otsuka Corp.	200	13

Panasonic Corp.	31,000	444

Rakuten, Inc. †	118	90

Resona Holdings, Inc. †	10,000	61

Ricoh Co. Ltd.	11,000	155

Rinnai Corp.	500	29

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Japan – 21.8% – continued

Rohm Co. Ltd.	1,600	$96

Sankyo Co. Ltd.	900	48

Santen Pharmaceutical Co. Ltd.	1,300	45

Sapporo Hokuyo Holdings, Inc.	5,900	24

Sapporo Holdings Ltd. †	5,000	20

SBI Holdings, Inc.	324	44

Secom Co. Ltd.	3,400	151

Sega Sammy Holdings, Inc.	3,400	57

Seiko Epson Corp.	1,600	26

Sekisui Chemical Co. Ltd.	7,000	48

Sekisui House Ltd.	9,000	86

Senshu Ikeda Holdings, Inc.	8,133	11

Seven & I Holdings Co. Ltd.	12,300	301

Seven Bank Ltd. †	9	16

Sharp Corp.	16,000	154

Shikoku Electric Power Co., Inc.	2,900	84

Shimadzu Corp. †	4,000	30

Shimamura Co. Ltd.	400	37

Shimano, Inc.	1,100	53

Shimizu Corp.	11,000	44

Shin-Etsu Chemical Co. Ltd.	6,700	327

Shinko Electric Industries Co. Ltd.	800	9

Shinsei Bank Ltd. †*	11,000	10

Shionogi & Co. Ltd.	4,900	89

Shiseido Co. Ltd.	5,700	119

Shizuoka Bank (The) Ltd.	10,000	84

Showa Denko K.K.	24,000	49

Showa Shell Sekiyu K.K.	2,600	22

SMC Corp.	900	143

Softbank Corp.	13,200	457

Sojitz Corp.	22,200	43

Sony Corp.	16,400	582

Sony Financial Holdings, Inc.	14	51

Square Enix Holdings Co. Ltd.	800	15

Stanley Electric Co. Ltd.	2,500	45

Sumco Corp. *	2,000	32

Sumitomo Chemical Co. Ltd.	26,000	112

Sumitomo Corp.	18,400	240

Sumitomo Electric Industries Ltd.	12,300	161

Sumitomo Heavy Industries Ltd.	9,000	55

Sumitomo Metal Industries Ltd.	55,000	133

Sumitomo Metal Mining Co. Ltd.	8,000	124

Sumitomo Mitsui Financial Group, Inc.	21,523	661

Sumitomo Realty & Development Co. Ltd.	6,000	129

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Japan – 21.8% – continued

Sumitomo Rubber Industries Ltd.	2,300	$23

Sumitomo Trust & Banking (The) Co. Ltd.	23,000	122

Suruga Bank Ltd.	3,000	26

Suzuken Co. Ltd.	1,200	35

Suzuki Motor Corp.	5,300	128

Sysmex Corp.	600	38

T&D Holdings, Inc.	4,450	101

Taisei Corp.	18,000	41

Taisho Pharmaceutical Co. Ltd.	2,000	42

Taiyo Nippon Sanso Corp.	4,000	31

Takashimaya Co. Ltd.	4,000	33

Takeda Pharmaceutical Co. Ltd.	12,300	572

TDK Corp.	2,000	129

Teijin Ltd.	16,000	65

Terumo Corp.	2,800	149

THK Co. Ltd.	2,100	44

Tobu Railway Co. Ltd. †	13,000	71

Toho Co. Ltd.	1,500	22

Toho Gas Co. Ltd.	7,000	33

Tohoku Electric Power Co., Inc.	7,000	152

Tokio Marine Holdings, Inc.	11,800	333

Tokuyama Corp.	6,000	30

Tokyo Electric Power (The) Co., Inc.	23,100	538

Tokyo Electron Ltd.	2,800	176

Tokyo Gas Co. Ltd.	42,000	183

Tokyo Steel Manufacturing Co. Ltd.	1,400	14

Tokyo Tatemono Co. Ltd.	5,000	20

Tokyu Corp.	19,000	84

Tokyu Land Corp.	6,000	27

TonenGeneral Sekiyu K.K.	5,000	49

Toppan Printing Co. Ltd.	9,000	75

Toray Industries, Inc.	23,000	128

Toshiba Corp.	66,000	344

Tosoh Corp.	10,000	28

TOTO Ltd.	4,000	27

Toyo Seikan Kaisha Ltd.	2,700	49

Toyo Suisan Kaisha Ltd.	1,000	21

Toyoda Gosei Co. Ltd.	900	21

Toyota Boshoku Corp.	900	16

Toyota Industries Corp.	2,900	86

Toyota Motor Corp.	44,500	1,725

Toyota Tsusho Corp.	3,500	57

Trend Micro, Inc.	1,600	49

Tsumura & Co.	900	28

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Japan – 21.8% – continued

Ube Industries Ltd.	17,000	$43

Unicharm Corp.	2,100	82

UNY Co. Ltd.	2,600	24

Ushio, Inc.	2,000	34

USS Co. Ltd.	320	23

West Japan Railway Co.	28	98

Yahoo! Japan Corp.	237	85

Yakult Honsha Co. Ltd.	1,600	45

Yamada Denki Co. Ltd.	1,350	86

Yamaguchi Financial Group, Inc.	3,000	27

Yamaha Corp.	2,300	27

Yamaha Motor Co. Ltd. *	4,200	60

Yamato Holdings Co. Ltd.	6,500	82

Yamato Kogyo Co. Ltd.	900	26

Yamazaki Baking Co. Ltd.	2,000	23

Yaskawa Electric Corp. †	4,000	35
Yokogawa Electric Corp.	4,300	30
		36,778

Netherlands – 4.3%

Aegon N.V. *	25,421	139

Akzo Nobel N.V.	3,772	202

ASML Holding N.V.	7,021	227

Corio N.V.	958	55

Delta Lloyd N.V.	954	17

European Aeronautic Defence and Space Co. N.V. *	6,642	149

Fugro N.V. - CVA	1,068	72

Heineken Holding N.V.	1,792	72

Heineken N.V.	3,993	185

ING Groep N.V. - CVA *	61,213	541

Koninklijke Ahold N.V.	18,860	228

Koninklijke Boskalis Westminster N.V.	1,113	48

Koninklijke DSM N.V.	2,512	123

Koninklijke KPN N.V.	25,590	365

Koninklijke Philips Electronics N.V.	15,835	427

Koninklijke Vopak N.V.	1,231	57

QIAGEN N.V. †*	3,773	69

Randstad Holding N.V. *	1,777	81

Reed Elsevier N.V.	11,286	132

Royal Dutch Shell PLC, Class A	57,102	1,718

Royal Dutch Shell PLC, Class B	43,338	1,285

SBM Offshore N.V.	2,841	57

TNT N.V.	6,045	144

Unilever N.V. - CVA	26,119	736

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Netherlands – 4.3% – continued
Wolters Kluwer N.V.	4,831	$96
		7,225

New Zealand – 0.1%

Auckland International Airport Ltd.	23,779	37

Contact Energy Ltd. *	3,804	17

Fletcher Building Ltd.	10,089	59

Sky City Entertainment Group Ltd.	8,255	19
Telecom Corp. of New Zealand Ltd.	32,107	52
		184

Norway – 0.7%

Aker Solutions ASA	2,273	34

DnB NOR ASA	15,910	195

Norsk Hydro ASA	14,352	84

Orkla ASA	12,448	104

Renewable Energy Corp. ASA †*	6,506	16

Seadrill Ltd. †	4,488	137

Statoil ASA	18,133	359

Telenor ASA	13,486	194
Yara International ASA	3,072	146
		1,269

Portugal – 0.3%

Banco Comercial Portugues S.A. (Registered) †	49,598	38

Banco Espirito Santo S.A. (Registered)	9,423	34

Brisa Auto-Estradas de Portugal S.A.	2,657	17

Cimpor Cimentos de Portugal SGPS S.A.	2,806	16

Energias de Portugal S.A.	28,447	91

Galp Energia SGPS S.A., Class B	3,719	62

Jeronimo Martins SGPS S.A.	3,694	52
Portugal Telecom SGPS S.A. (Registered)	9,491	121
		431

Singapore – 1.7%

Ascendas Real Estate Investment Trust	26,666	42

CapitaLand Ltd.	42,250	116

CapitaMall Trust	36,200	51

CapitaMalls Asia Ltd.	23,940	36

City Developments Ltd.	9,000	86

ComfortDelgro Corp. Ltd.	27,000	31

Cosco Corp. Singapore Ltd. †	15,000	23

DBS Group Holdings Ltd.	27,095	287

Fraser and Neave Ltd.	16,348	75

Genting Singapore PLC *	99,000	149

Global Logistic Properties Ltd. *	25,701	43

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Singapore – 1.7% – continued

Golden Agri-Resources Ltd.	112,105	$62

Jardine Cycle & Carriage Ltd.	1,870	53

Keppel Corp. Ltd.	20,500	165

Keppel Land Ltd.	12,862	46

Neptune Orient Lines Ltd.† *	17,897	29

Olam International Ltd.	20,098	46

Oversea-Chinese Banking Corp. Ltd. †	38,974	293

SembCorp Industries Ltd.	17,044	62

SembCorp Marine Ltd. †	14,400	53

Singapore Airlines Ltd.	8,667	101

Singapore Exchange Ltd.	14,000	91

Singapore Press Holdings Ltd. †	25,295	80

Singapore Technologies Engineering Ltd.	27,000	67

Singapore Telecommunications Ltd.	128,325	301

StarHub Ltd.	8,000	16

United Overseas Bank Ltd.	19,998	280

UOL Group Ltd.	6,039	21
Wilmar International Ltd.	31,000	141
		2,846

Spain – 3.2%

Abertis Infraestructuras S.A.	4,802	77

Acciona S.A. †	445	29

Acerinox S.A.	1,400	20

ACS Actividades de Construccion y Servicios S.A. †	2,309	101

Amadeus IT Holding S.A., Class A *	3,401	65

Banco Bilbao Vizcaya Argentaria S.A.	68,242	626

Banco de Sabadell S.A. †	15,671	61

Banco de Valencia S.A.	4,312	18

Banco Popular Espanol S.A.	14,065	72

Banco Santander S.A.	132,182	1,253

Bankinter S.A. *	4,866	25

Criteria Caixacorp S.A.	13,892	68

EDP Renovaveis S.A. *	3,122	15

Enagas	2,891	53

Ferrovial S.A.	7,124	68

Fomento de Construcciones y Contratas S.A. †	801	18

Gas Natural SDG S.A.	6,180	83

Gestevision Telecinco S.A.	1,507	14

Grifols S.A.	2,029	23

Iberdrola Renovables S.A.	14,819	44

Iberdrola S.A.	64,167	442

Iberia Lineas Aereas de Espana S.A. *	7,161	29

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Spain – 3.2% – continued

Inditex S.A.	3,564	$268

Indra Sistemas S.A.	1,271	20

Mapfre S.A.	13,096	33

Red Electrica Corp. S.A.	1,750	77

Repsol YPF S.A.	11,900	288

Telefonica S.A.	67,043	1,427
Zardoya Otis S.A.	2,027	29
		5,346

Sweden – 3.1%

Alfa Laval AB	5,471	96

Assa Abloy AB, Class B	5,073	136

Atlas Copco AB, Class A	10,904	241

Atlas Copco AB, Class B	6,315	124

Boliden AB	4,589	79

Electrolux AB, Class B	3,904	93

Getinge AB, Class B	3,261	68

Hennes & Mauritz AB, Class B	16,225	548

Hexagon AB, Class B †	3,101	59

Holmen AB, Class B	810	24

Husqvarna AB, Class B †	6,785	47

Industrivarden AB, Class C	2,666	39

Investor AB, Class B	7,462	145

Kinnevik Investment AB, Class B	3,536	70

Millicom International Cellular S.A. SDR	1,237	107

Modern Times Group AB, Class B	854	62

Nordea Bank AB	51,772	515

Ratos AB, Class B	1,798	60

Sandvik AB	16,409	277

Scania AB, Class B	5,168	106

Securitas AB, Class B	5,399	57

Skandinaviska Enskilda Banken AB, Class A	22,966	167

Skanska AB, Class B	6,485	115

SKF AB, Class B	6,306	168

SSAB AB, Class A †	3,051	41

Svenska Cellulosa AB, Class B	9,370	137

Svenska Handelsbanken AB, Class A	7,659	229

Swedbank AB, Class A *	11,489	145

Swedish Match AB	3,892	109

Tele2 AB, Class B	5,067	101

Telefonaktiebolaget LM Ericsson, Class B	47,843	493

TeliaSonera AB	35,266	272
Volvo AB, Class B *	22,246	323
		5,253

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Switzerland – 8.2%

ABB Ltd. (Registered) *	35,023	$678

Actelion Ltd. (Registered) *	1,673	88

Adecco S.A. (Registered)	1,988	113

Aryzta A.G.	1,093	46

Aryzta A.G. – NASDAQ OMX Exchange	308	13

Baloise Holding A.G. (Registered)	815	69

Compagnie Financiere Richemont S.A., Class A (Bearer)	8,512	459

Credit Suisse Group A.G. (Registered)	17,974	665

GAM Holding A.G. *	3,708	54

Geberit A.G. (Registered)	631	128

Givaudan S.A. (Registered)	124	124

Holcim Ltd. (Registered)	4,001	258

Julius Baer Group Ltd.	3,364	128

Kuehne & Nagel International A.G. (Registered)	876	112

Lindt & Spruengli A.G. (Participation Certificates)	15	41

Lindt & Spruengli A.G. (Registered)	2	58

Logitech International S.A. (Registered) †*	3,072	59

Lonza Group A.G. (Registered)	739	57

Nestle S.A. (Registered)	55,820	3,033

Novartis A.G. (Registered)	33,979	1,808

Pargesa Holding S.A. (Bearer)	511	38

Roche Holding A.G. (Genusschein)	11,300	1,551

Schindler Holding A.G. (Participation Certificates)	788	89

Schindler Holding A.G. (Registered)	319	36

SGS S.A. (Registered)	89	146

Sika A.G. (Bearer)	33	66

Sonova Holding A.G. (Registered)	747	93

STMicroelectronics N.V.	10,358	93

Straumann Holding A.G. (Registered) †	116	24

Swatch Group (The) A.G. (Bearer)	502	202

Swatch Group (The) A.G. (Registered)	747	54

Swiss Life Holding A.G. (Registered) *	524	58

Swiss Reinsurance Co. Ltd. (Registered)	5,737	265

Swisscom A.G. (Registered)	384	157

Syngenta A.G. (Registered)	1,543	428

Synthes, Inc. †	973	119

Transocean Ltd. *	5,215	358

UBS A.G. (Registered) †*	58,193	871

Xstrata PLC	32,795	658
Zurich Financial Services A.G.	2,344	522
		13,819

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

United Kingdom – 18.6%

3i Group PLC	15,866	$74

Admiral Group PLC	3,258	77

Aggreko PLC	4,213	96

AMEC PLC	5,303	89

Anglo American PLC	21,095	924

Antofagasta PLC	6,450	132

ARM Holdings PLC	21,258	132

Associated British Foods PLC	5,797	96

AstraZeneca PLC	23,184	1,080

Autonomy Corp. PLC *	3,513	73

Aviva PLC	45,092	248

Babcock International Group	5,849	47

BAE Systems PLC	56,165	289

Balfour Beatty PLC	11,473	49

Barclays PLC	183,773	738

BG Group PLC	54,197	981

BHP Billiton PLC	35,816	1,271

BP PLC	305,111	2,028

British Airways PLC *	8,026	32

British American Tobacco PLC	32,035	1,161

British Land Co. PLC	14,443	108

British Sky Broadcasting Group PLC	18,618	209

BT Group PLC	126,562	334

Bunzl PLC	5,358	58

Burberry Group PLC	7,071	109

Cable & Wireless Worldwide PLC	45,249	43

Cairn Energy PLC *	22,399	135

Capita Group (The) PLC	10,141	103

Capital Shopping Centres Group PLC	8,369	51

Carnival PLC	2,740	112

Centrica PLC	81,771	390

Cobham PLC	18,704	56

Compass Group PLC	30,545	264

Diageo PLC	40,040	712

Essar Energy PLC *	5,707	46

Eurasian Natural Resources Corp. PLC	4,187	57

FirstGroup PLC	8,420	47

Fresnillo PLC	3,101	68

G4S PLC	22,971	85

GlaxoSmithKline PLC	83,575	1,583

Hammerson PLC	11,517	70

Home Retail Group PLC	14,374	45

HSBC Holdings PLC	286,011	2,881

ICAP PLC	9,095	67

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

United Kingdom – 18.6% – continued

Imperial Tobacco Group PLC	16,222	$476

Inmarsat PLC	7,090	72

Intercontinental Hotels Group PLC	4,234	75

International Power PLC	24,760	157

Intertek Group PLC	2,598	73

Invensys PLC	13,375	67

Investec PLC	7,502	58

ITV PLC *	62,454	65

J. Sainsbury PLC	19,706	109

Johnson Matthey PLC	3,484	97

Kazakhmys PLC	3,474	75

Kingfisher PLC	38,609	141

Land Securities Group PLC	12,554	123

Legal & General Group PLC	95,495	136

Lloyds Banking Group PLC *	655,120	617

London Stock Exchange Group PLC	2,829	33

Lonmin PLC *	2,566	68

Man Group PLC	27,861	115

Marks & Spencer Group PLC	25,891	150

National Grid PLC	58,522	517

Next PLC	3,089	97

Old Mutual PLC	88,367	163

Pearson PLC	13,295	191

Petrofac Ltd.	4,155	90

Prudential PLC	41,285	365

Randgold Resources Ltd.	1,455	136

Reckitt Benckiser Group PLC	9,869	522

Reed Elsevier PLC	19,892	157

Resolution Ltd.	23,627	78

Rexam PLC	14,363	67

Rio Tinto PLC	23,277	1,475

Rolls-Royce Group PLC *	30,220	286

Royal Bank of Scotland Group PLC *	275,762	161

RSA Insurance Group PLC	57,432	107

SABMiller PLC	15,091	477

Sage Group (The) PLC	21,375	86

Schroders PLC	1,598	40

Scottish & Southern Energy PLC	15,064	263

Segro PLC	12,005	51

Serco Group PLC	7,975	67

Severn Trent PLC	3,854	87

Smith & Nephew PLC	14,504	131

Smiths Group PLC	6,351	112

Standard Chartered PLC	37,970	1,022

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

United Kingdom – 18.6% – continued

Standard Life PLC	37,221	$116

Tesco PLC	128,646	829

Thomas Cook Group PLC	12,203	35

TUI Travel PLC	7,804	26

Tullow Oil PLC	14,284	255

Unilever PLC	20,499	566

United Utilities Group PLC	11,110	103

Vedanta Resources PLC †	1,976	61

Vodafone Group PLC	860,221	2,150

Weir Group (The) PLC	3,273	89

Whitbread PLC	2,878	76

WM Morrison Supermarkets PLC	34,687	147
Wolseley PLC *	4,616	123
		31,281
Total Common Stocks
(Cost $160,583) (2)		164,454

PREFERRED STOCKS – 0.6%

Germany – 0.6%

Bayerische Motoren Werke A.G.	771	37

Fresenius S.E.	1,317	114

Henkel A.G. & Co. KGaA	2,905	178

Porsche Automobil Holding S.E.	1,424	107

ProSiebenSat.1 Media A.G.	1,160	31

RWE A.G. (Non Voting) †	638	37
Volkswagen A.G.	2,696	433
		937
Total Preferred Stocks
(Cost $700) (2)		937

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0%

Australia – 0.0%
Westfield Group	8,454	$–

Austria – 0.0%
Verbund A.G. *	1,279	–

Spain – 0.0%

Banco Bilbao Vizcaya Argentaria S.A. †*	4	–
Gestevision Telecinco S.A. *	1,507	1
		1

Sweden – 0.0%
Hexagon AB †*	3,101	9
Total Rights
(Cost $8)		10

INVESTMENT COMPANIES – 4.7%
Northern Institutional Funds - Diversified Assets Portfolio (3)(4)	1,393,676	1,394
Northern Institutional Funds - Liquid Assets Portfolio (3)(5)(6)	6,545,680	6,545
Total Investment Companies
(Cost $7,939)		7,939

Total Investments – 102.9%
(Cost $169,230)		173,340
Liabilities less Other Assets – (2.9)%		(4,895)
NET ASSETS – 100.0%		$168,445

(1)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(2)	In accordance with the Portfolio’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(3)	Investment in affiliated Portfolio.
(4)	The Portfolio had approximately $1,394,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(5)	The Portfolio had approximately $3,201,000 of net sales in the Liquid Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(6)	Investment relates to cash collateral received from Portfolio securities loaned.

†	Security is either wholly or partially on loan.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At November 30, 2010, the International Equity Index Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Euro Stoxx 50 (Euro)	31	$1,068	Long	12/10	$(47)
FTSE 100 Index (British Pound)	10	862	Long	12/10	(7)
Hang Seng Index (Hong Kong Dollar)	1	148	Long	12/10	(1)
SPI 200 (Australian Dollar)	3	330	Long	12/10	(5)
TOPIX Index (Japanese Yen)	7	718	Long	12/10	42

Total					$(18)

At November 30, 2010, the industry sectors (unaudited) for the International Equity Index Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.8%
Consumer Staples	10.2
Energy	7.6
Financials	23.6
Health Care	8.3
Industrials	12.7
Information Technology	5.0
Materials	11.0
Telecommunication Services	5.6
Utilities	5.2

Total	100.0%

At November 30, 2010, the International Equity Index Portfolio’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	29.1%
Japanese Yen	22.2
British Pound	21.5
Australian Dollar	8.6
Swiss Franc	7.9
All other currencies less than 5%	10.7

Total	100.0%

See Notes to the financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

At November 30, 2010, the International Equity Index Portfolio had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	150	Australian Dollar	156	12/3/10	$–
United States Dollar	187	British Pound	120	12/3/10	–
United States Dollar	280	Euro	215	12/3/10	(1)
United States Dollar	150	Japanese Yen	12,561	12/3/10	–
United States Dollar	75	Swedish Krona	527	12/3/10	–
United States Dollar	263	Swiss Franc	262	12/3/10	(2)
Australian Dollar	104	United States Dollar	95	12/15/10	(4)
Australian Dollar	140	United States Dollar	130	12/15/10	(4)
British Pound	77	United States Dollar	120	12/15/10	–
British Pound	127	United States Dollar	200	12/15/10	3
British Pound	78	United States Dollar	125	12/15/10	3
British Pound	100	United States Dollar	160	12/15/10	4
British Pound	158	United States Dollar	250	12/15/10	4
Euro	92	United States Dollar	120	12/15/10	–
Euro	91	United States Dollar	125	12/15/10	6
Euro	93	United States Dollar	130	12/15/10	9
Euro	145	United States Dollar	200	12/15/10	12
Euro	144	United States Dollar	200	12/15/10	14
Euro	407	United States Dollar	560	12/15/10	32
Japanese Yen	6,839	United States Dollar	80	12/15/10	(2)
Japanese Yen	21,758	United States Dollar	260	12/15/10	–
Japanese Yen	14,553	United States Dollar	175	12/15/10	1
Japanese Yen	20,807	United States Dollar	250	12/15/10	1
Japanese Yen	13,022	United States Dollar	160	12/15/10	4
Swiss Franc	91	United States Dollar	90	12/15/10	(1)
Swiss Franc	84	United States Dollar	85	12/15/10	1
Swiss Franc	87	United States Dollar	90	12/15/10	4
United States Dollar	200	Australian Dollar	204	12/15/10	(5)
United States Dollar	120	Australian Dollar	123	12/15/10	(2)
United States Dollar	111	Australian Dollar	121	12/15/10	5
United States
Dollar	320	British Pound	201	12/15/10	(7)
United States Dollar	130	British Pound	81	12/15/10	(5)
United States Dollar	200	British Pound	126	12/15/10	(3)

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	292	British Pound	189	12/15/10	$2
United States Dollar	286	British Pound	185	12/15/10	2
United States Dollar	440	Euro	326	12/15/10	(16)
United States Dollar	135	Euro	98	12/15/10	(7)
United States Dollar	225	Euro	168	12/15/10	(7)
United States Dollar	389	Euro	306	12/15/10	9
United States Dollar	563	Euro	442	12/15/10	11
United States
Dollar	330	Japanese Yen	26,770	12/15/10	(10)
United States Dollar	300	Japanese Yen	24,968	12/15/10	(1)
United States Dollar	95	Japanese Yen	7,912	12/15/10	(1)
United States Dollar	286	Japanese Yen	23,948	12/15/10	–
United States Dollar	434	Japanese Yen	36,372	12/15/10	1
United States Dollar	110	Swiss Franc	110	12/15/10	(1)
United States Dollar	106	Swiss Franc	108	12/15/10	1

Total					$50

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 - Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 - Valuations based on inputs that are unobservable and significant. The Fund utilized the following valuation techniques on Level 3 investments: The Fund valued certain securities using prices provided by the Fund’s Valuation Committee.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the International Equity Index Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2010:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks

Consumer Discretionary	$71		$17,147	$–	$17,218

Consumer Staples	–		16,613	–	16,613

Energy	358		12,241	–	12,599

Financials	50		39,073	–	39,123

Health Care	–		13,623	–	13,623

Industrials	39		20,955	57	21,051

Information Technology	–		8,183	–	8,183

Materials	–		18,252	–	18,252

Telecommunication Services	–		9,311	–	9,311

Utilities	–		8,481	–	8,481

Preferred Stocks

Consumer Discretionary	31		577	–	608

Consumer Staples	–		178	–	178

Health Care	–		114	–	114

Utilities	–		37	–	37

Rights

Consumer Discretionary	–		1	–	1

Financials	–	(1)	–	–	–

Industrials	9		–	–	9

Investment Companies	7,939		–	–	7,939
Total Investments	$8,497		$164,786	$57	$173,340

OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$42		$–	$–	$42

Forward Foreign

Currency Exchange

Contracts	–		129	–	129
Liabilities

Futures Contracts	(60)		–	–	(60)

Forward Foreign

Currency Exchange

Contracts	–		(79)	–	(79)
Total Other Financial Instruments		$(18)	$50	$–	$32

(1)	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued	NOVEMBER 30, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS	BALANCE AS OF 11/30/09 (000s)	NET REALIZED GAIN (LOSS) (000s)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	NET PURCHASES (SALES) (000s)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000s)	BALANCE AS OF 11/30/10 (000s)
Common Stocks
Industrials	$–	$(10)	$7	$60	$–	$57
Warrants
Materials	1	–	$(1)	–	–	–

Total	$1	$(10)	$6	$60	$–	$57

The amount of change in total unrealized gain on investments in Level 3 securities still held at November 30, 2010 was approximately $7,000, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO	NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3%

Advertising – 0.1%

APAC Customer Services, Inc. *	1,687	$10

Harte-Hanks, Inc.†	2,115	26

Marchex, Inc., Class B†	1,300	10
		46

Aerospace/Defense – 1.3%

AAR Corp. *	2,179	54

Aerovironment, Inc. *	951	24

Astronics Corp. †*	529	11

Cubic Corp.	877	40

Curtiss-Wright Corp.	2,488	77

Ducommun, Inc. †	601	13

Esterline Technologies Corp. *	1,624	96

GenCorp, Inc. †*	3,105	15

HEICO Corp. †	1,610	85

Herley Industries, Inc. *	800	13

Kaman Corp. †	1,449	41

Kratos Defense & Security Solutions, Inc. †*	809	9

LMI Aerospace, Inc. †*	500	8

Moog, Inc., Class A †*	2,503	92

National Presto Industries, Inc. †	267	31

Orbital Sciences Corp. *	3,135	51

Teledyne Technologies, Inc. *	1,973	79

Triumph Group, Inc. †	907	76
		815

Agriculture – 0.3%

Alico, Inc.	217	5

Alliance One International, Inc. †*	4,965	19

Andersons (The), Inc.	1,029	33

Cadiz, Inc. †*	674	8

Griffin Land & Nurseries, Inc. †	144	4

Limoneira Co. †	448	10

MGP Ingredients, Inc. †	683	6

Star Scientific, Inc. †*	5,602	11

Tejon Ranch Co. *	683	17

Universal Corp. †	1,342	55

Vector Group Ltd. †	2,425	44
		212

Airlines – 0.8%

AirTran Holdings, Inc. †*	7,562	56

Alaska Air Group, Inc. *	1,972	109

Allegiant Travel Co. †	826	41

Hawaiian Holdings, Inc. †*	2,917	23

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Airlines – 0.8% – continued

JetBlue Airways Corp. †*	13,450	$91

Pinnacle Airlines Corp. †*	926	8

Republic Airways Holdings, Inc. †*	2,003	16

Skywest, Inc.	3,033	49

US Airways Group, Inc. †*	8,904	99
		492

Apparel – 2.0%

American Apparel, Inc. †*	1,900	3

Carter’s, Inc. *	3,248	103

Cherokee, Inc. †	423	8

Columbia Sportswear Co. †	606	34

CROCS, Inc. *	4,683	82

Deckers Outdoor Corp. *	2,132	164

Delta Apparel, Inc. †*	326	4

G-III Apparel Group Ltd. †*	847	23

Iconix Brand Group, Inc. †*	3,961	74

Joe’s Jeans, Inc. †*	2,358	4

Jones Group (The), Inc.	4,797	65

K-Swiss, Inc., Class A †*	1,370	17

Lacrosse Footwear, Inc. †	251	4

Maidenform Brands, Inc. *	1,272	35

Oxford Industries, Inc. †	761	19

Perry Ellis International, Inc. *	536	15

Quiksilver, Inc. *	6,987	30

R.G. Barry Corp. †	430	5

Skechers U.S.A., Inc., Class A †*	1,945	45

Steven Madden Ltd. †*	1,375	62

Timberland (The) Co., Class A *	2,292	57

True Religion Apparel, Inc. †*	1,422	32

Under Armour, Inc., Class A †*	1,956	113

Unifi, Inc. *	810	11

Volcom, Inc. †*	1,014	18

Warnaco Group (The), Inc. *	2,443	131

Weyco Group, Inc. †	404	10

Wolverine World Wide, Inc.	2,703	84
		1,252

Auto Manufacturers – 0.1%

Force Protection, Inc. *	3,922	20

Wabash National Corp. *	3,133	33
		53

Auto Parts & Equipment – 1.1%

American Axle & Manufacturing

Holdings, Inc. †*	3,258	35

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Auto Parts & Equipment – 1.1% – continued

Amerigon, Inc. †*	1,242	$13

ArvinMeritor, Inc. †*	5,204	93

Commercial Vehicle Group, Inc. *	1,282	18

Cooper Tire & Rubber Co. †	3,432	72

Dana Holding Corp. *	7,747	117

Dorman Products, Inc. †*	661	26

Douglas Dynamics, Inc. †	637	9

Exide Technologies† *	4,056	33

Fuel Systems Solutions, Inc. †*	757	26

Miller Industries, Inc. †	561	8

Modine Manufacturing Co. *	2,602	36

Spartan Motors, Inc. †	1,996	11

Standard Motor Products, Inc.	1,137	14

Superior Industries International, Inc.	1,181	23

Tenneco, Inc. *	3,288	120

Titan International, Inc. †	1,866	30
		684

Banks – 5.3%

1st Source Corp. †	769	14

1st United Bancorp, Inc. *	1,277	7

Alliance Financial Corp. †	229	7

American National Bankshares, Inc. †	400	9

Ameris Bancorp †*	1,390	13

Ames National Corp. †	400	8

Arrow Financial Corp. †	550	15

Bancfirst Corp. †	375	15

Banco Latinoamericano de Comercio

Exterior S.A., Class E	1,596	26

Bancorp (The), Inc. †*	1,147	10

Bancorp Rhode Island, Inc. †	204	6

Bank Mutual Corp. †	2,697	12

Bank of Marin Bancorp	312	10

Bank of the Ozarks, Inc. †	737	28

Boston Private Financial Holdings, Inc. †	4,147	22

Bridge Bancorp, Inc. †	357	9

Bryn Mawr Bank Corp. †	561	9

Camden National Corp. †	430	15

Capital City Bank Group, Inc. †	691	9

Cardinal Financial Corp.	1,536	16

Cass Information Systems, Inc. †	485	17

Cathay General Bancorp†	4,268	58

Center Financial Corp.† *	1,991	12

Centerstate Banks, Inc. †	1,455	10

Century Bancorp, Inc., Class A †	164	4

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Banks – 5.3% – continued

Chemical Financial Corp. †	1,353	$28

Citizens & Northern Corp. †	710	11

Citizens Republic Bancorp, Inc. *	22,377	13

City Holding Co. †	834	27

CNB Financial Corp. †	737	11

CoBiz Financial, Inc. †	1,760	9

Columbia Banking System, Inc. †	2,196	38

Community Bank System, Inc. †	1,773	43

Community Trust Bancorp, Inc. †	777	21

CVB Financial Corp. †	4,912	39

Eagle Bancorp, Inc. †*	996	13

Encore Bancshares, Inc. †*	479	5

Enterprise Financial Services Corp. †	929	9

Financial Institutions, Inc.	636	12

First Bancorp †	789	11

First BanCorp Puerto Rico †*	4,789	1

First Bancorp, Inc. †	500	7

First Busey Corp. †	3,120	14

First Commonwealth Financial Corp. †	5,865	36

First Community Bancshares, Inc.	812	11

First Financial Bancorp †	3,201	53

First Financial Bankshares, Inc. †	1,136	55

First Financial Corp. †	610	18

First Interstate Bancsystem, Inc.	744	10

First Merchants Corp.	1,322	11

First Midwest Bancorp, Inc. †	4,092	38

First of Long Island (The) Corp.	420	11

First South Bancorp, Inc.	429	3

FirstMerit Corp. †	5,910	103

FNB Corp. †	6,297	55

German American Bancorp, Inc. †	535	9

Glacier Bancorp, Inc. †	3,967	53

Great Southern Bancorp, Inc. †	587	13

Green Bankshares, Inc. †*	646	2

Hancock Holding Co. †	1,570	49

Hanmi Financial Corp. †*	5,528	5

Heartland Financial USA, Inc. †	718	12

Heritage Financial Corp. †*	514	7

Home Bancshares, Inc.	1,205	25

Hudson Valley Holding Corp. †	783	15

IBERIABANK Corp. †	1,477	74

Independent Bank Corp. †	1,169	28

International Bancshares Corp.	2,926	50

Lakeland Bancorp, Inc. †	1,228	13

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Banks – 5.3% – continued

Lakeland Financial Corp. †	943	$20

MainSource Financial Group, Inc. †	1,156	11

MB Financial, Inc. †	2,911	41

Merchants Bancshares, Inc. †	263	7

Metro Bancorp, Inc. †*	856	9

Midsouth Bancorp, Inc.	480	6

MidWestOne Financial Group, Inc. †	414	6

Nara Bancorp, Inc. *	2,229	18

National Bankshares, Inc. †	345	9

National Penn Bancshares, Inc. †	6,957	47

NBT Bancorp, Inc.	1,887	42

Old National Bancorp†	4,793	49

OmniAmerican Bancorp, Inc. †*	696	9

Oriental Financial Group, Inc.	2,564	30

Orrstown Financial Services, Inc.	426	11

Pacific Continental Corp.	967	8

PacWest Bancorp †	1,633	28

Park National Corp. †	677	46

Peapack Gladstone Financial Corp. †	543	7

Penns Woods Bancorp, Inc. †	242	9

Peoples Bancorp, Inc. †	609	8

Pinnacle Financial Partners, Inc. †*	1,775	17

Porter Bancorp, Inc.	131	1

PrivateBancorp, Inc.	2,821	34

Prosperity Bancshares, Inc. †	2,571	84

Renasant Corp. †	1,220	21

Republic Bancorp, Inc., Class A †	548	11

S&T Bancorp, Inc. †	1,308	26

Sandy Spring Bancorp, Inc. †	1,343	23

SCBT Financial Corp.	722	22

Sierra Bancorp †	464	5

Signature Bank *	2,246	99

Simmons First National Corp., Class A †	948	28

Southside Bancshares, Inc. †	812	17

Southwest Bancorp, Inc. †	1,003	11

State Bancorp, Inc. †	800	7

StellarOne Corp.	1,287	17

Sterling Bancorp	1,540	14

Sterling Bancshares, Inc. †	5,001	30

Suffolk Bancorp †	535	14

Susquehanna Bancshares, Inc. †	7,161	58

SVB Financial Group †*	2,293	103

SY Bancorp, Inc. †	647	15

Taylor Capital Group, Inc. †*	540	7

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Banks – 5.3% – continued

Texas Capital Bancshares, Inc. †*	1,994	$38

Tompkins Financial Corp. †	421	16

Tower Bancorp, Inc. †	301	7

TowneBank †	1,241	19

Trico Bancshares †	736	11

TrustCo Bank Corp. †	4,401	25

Trustmark Corp. †	3,521	75

UMB Financial Corp.	1,740	65

Umpqua Holdings Corp. †	6,334	67

Union First Market Bankshares Corp. †	945	13

United Bankshares, Inc. †	2,123	56

United Community Banks, Inc. †*	5,652	9

Univest Corp. of Pennsylvania †	947	18

Virginia Commerce Bancorp, Inc. †*	1,195	7

Washington Banking Co.	849	11

Washington Trust Bancorp, Inc. †	789	17

Webster Financial Corp.	3,561	59

WesBanco, Inc. †	1,303	23

West Bancorporation, Inc. †	1,000	7

West Coast Bancorp †*	5,117	13

Westamerica Bancorporation †	1,603	78

Western Alliance Bancorp †*	3,232	20

Whitney Holding Corp. †	5,283	50

Wilshire Bancorp, Inc. †	909	6

Wintrust Financial Corp. †	1,695	49
		3,276

Beverages – 0.2%

Boston Beer Co., Inc., Class A †*	483	39

Coca-Cola Bottling Co. Consolidated †	214	12

Farmer Bros. Co. †	400	7

Heckmann Corp. *	5,066	20

National Beverage Corp. †	620	8

Peet’s Coffee & Tea, Inc. †*	625	24
		110

Biotechnology – 1.8%

Acorda Therapeutics, Inc. †*	2,133	56

Affymax, Inc. †*	945	6

Alnylam Pharmaceuticals, Inc. †*	2,010	18

AMAG Pharmaceuticals, Inc. †*	1,189	19

Arena Pharmaceuticals, Inc. †*	6,378	9

Ariad Pharmaceuticals, Inc. †*	6,290	25

Arqule, Inc. †*	2,450	13

AVEO Pharmaceuticals, Inc. †*	502	7

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Biotechnology – 1.8% – continued

BioCryst Pharmaceuticals, Inc. †*	1,405	$7

Biosante Pharmaceuticals, Inc. †*	3,381	5

Biotime, Inc. †*	1,154	9

Cambrex Corp. †*	1,551	7

Celera Corp. †*	4,472	25

Celldex Therapeutics, Inc. †*	1,511	6

Chelsea Therapeutics International, Inc. †*	1,383	8

Clinical Data, Inc. †*	681	12

Cubist Pharmaceuticals, Inc. †*	3,229	70

Curis, Inc. †*	3,761	6

Cytokinetics, Inc. †*	2,926	6

CytRx Corp. †*	6,177	6

Dynavax Technologies Corp. †*	3,844	8

Emergent Biosolutions, Inc. *	1,128	21

Enzo Biochem, Inc. †*	1,919	8

Enzon Pharmaceuticals, Inc. *	2,690	30

Exact Sciences Corp. †*	1,936	12

Exelixis, Inc. †*	5,963	35

Geron Corp. †*	5,216	30

Halozyme Therapeutics, Inc. †*	4,122	29

Immunogen, Inc. †*	3,859	32

Immunomedics, Inc. †*	3,838	12

Incyte Corp. Ltd. †*	4,823	70

Inhibitex, Inc. †*	2,648	8

Inovio Pharmaceuticals, Inc. †*	4,587	5

InterMune, Inc. †*	2,503	31

Lexicon Pharmaceuticals, Inc. †*	11,484	16

Ligand Pharmaceuticals, Inc. †*	1,127	10

Martek Biosciences Corp. †*	1,860	41

Maxygen, Inc. †*	1,547	10

Medicines (The) Co. *	2,940	39

Micromet, Inc. †*	4,508	33

Momenta Pharmaceuticals, Inc. †*	2,285	35

Nanosphere, Inc. †*	700	4

Neuralstem, Inc. †*	2,294	5

Novavax, Inc. †*	5,270	12

NPS Pharmaceuticals, Inc. †*	3,388	21

Nymox Pharmaceutical Corp. †*	1,250	5

Omeros Corp. †*	1,013	8

PDL BioPharma, Inc.	7,789	45

Peregrine Pharmaceuticals, Inc. †*	2,746	4

RTI Biologics, Inc. †*	3,209	9

Sangamo BioSciences, Inc. †*	2,449	11

Seattle Genetics, Inc. †*	4,556	69

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Biotechnology – 1.8% – continued

Sequenom, Inc. †*	4,199	$29

StemCells, Inc. †*	7,651	8

SuperGen, Inc. *	3,404	9

Transcept Pharmaceuticals, Inc. †*	260	2

Vical, Inc. †*	2,893	6

ZIOPHARM Oncology, Inc. †*	2,665	11
		1,093

Building Materials - 0.7%

AAON, Inc. †	722	19

American DG Energy, Inc. †*	1,359	4

Apogee Enterprises, Inc.	1,468	16

Broadwind Energy, Inc. †*	4,771	9

Builders FirstSource, Inc. *	2,631	4

Comfort Systems USA, Inc.	2,055	23

Drew Industries, Inc. *	1,015	20

Gibraltar Industries, Inc. *	1,574	16

Interline Brands, Inc. *	1,804	37

Louisiana-Pacific Corp. *	6,916	57

LSI Industries, Inc.	951	8

NCI Building Systems, Inc. †*	912	9

PGT, Inc. *	1,603	4

Quanex Building Products Corp.	2,092	35

Simpson Manufacturing Co., Inc. †	2,163	56

Texas Industries, Inc. †	1,183	45

Trex Co., Inc. †*	819	15

Universal Forest Products, Inc. †	1,067	35
		412

Chemicals – 2.3%

A. Schulman, Inc. †	1,749	35

Aceto Corp.	1,151	9

American Vanguard Corp. †	1,152	8

Arch Chemicals, Inc.	1,225	43

Balchem Corp. †	1,559	48

Codexis, Inc. †*	280	3

Ferro Corp. *	4,770	68

Georgia Gulf Corp. †*	1,834	37

H.B. Fuller Co.	2,670	56

Hawkins, Inc. †	500	22

Innophos Holdings, Inc.	1,183	40

KMG Chemicals, Inc. †	316	4

Kraton Performance Polymers, Inc. *	579	16

Landec Corp. *	1,523	10

Minerals Technologies, Inc.	1,040	63

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Chemicals – 2.3% – continued

NewMarket Corp.	573	$72

Olin Corp.	4,349	79

OM Group, Inc. *	1,676	63

Omnova Solutions, Inc. *	2,338	21

PolyOne Corp. *	5,145	64

Quaker Chemical Corp.	632	24

Rockwood Holdings, Inc. †*	2,897	111

Sensient Technologies Corp.	2,706	92

Solutia, Inc. *	6,699	143

Spartech Corp. *	1,767	17

Stepan Co.	419	30

TPC Group, Inc. *	408	11

W.R. Grace & Co. †*	4,009	134

Westlake Chemical Corp.	1,101	42

Zep, Inc.	1,180	21

Zoltek Cos., Inc. †*	1,528	14
		1,400

Coal – 0.3%

Cloud Peak Energy, Inc. †*	1,691	36

Hallador Energy Co. †	342	4

International Coal Group, Inc. †*	7,237	55

James River Coal Co. †*	1,475	29

L&L Energy, Inc. †*	893	9

Patriot Coal Corp. †*	4,418	72
		205

Commercial Services – 5.3%

ABM Industries, Inc. †	2,847	66

Accretive Health, Inc. †*	614	8

Administaff, Inc.	1,183	33

Advance America Cash Advance Centers, Inc.	2,708	13

Advisory Board (The) Co. *	842	40

Albany Molecular Research, Inc. *	1,374	7

American Public Education, Inc. †*	1,021	35

American Reprographics Co. *	2,035	14

AMN Healthcare Services, Inc. †*	1,926	11

Arbitron, Inc. †	1,495	44

Asset Acceptance Capital Corp. †*	868	5

Avis Budget Group, Inc. †*	5,623	75

Barrett Business Services, Inc. †	420	6

Bridgepoint Education, Inc. †*	1,049	16

Capella Education Co. †*	916	50

Cardtronics, Inc. *	1,449	24

CBIZ, Inc. †*	2,267	14

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Commercial Services – 5.3% – continued

CDI Corp.	690	$12

Cenveo, Inc. *	2,904	15

Chemed Corp.	1,255	76

Consolidated Graphics, Inc. *	546	26

Corinthian Colleges, Inc. †*	4,836	20

Corporate Executive Board (The) Co. †	1,897	66

Corvel Corp. *	376	17

CoStar Group, Inc. †*	1,118	59

CPI Corp.	289	8

CRA International, Inc. *	644	14

Cross Country Healthcare, Inc. †*	1,829	14

Deluxe Corp. †	2,822	60

Dollar Financial Corp. †*	1,337	35

Dollar Thrifty Automotive Group, Inc. †*	1,587	73

Electro Rent Corp.	861	13

Euronet Worldwide, Inc. †*	2,747	45

ExlService Holdings, Inc. †*	862	18

Forrester Research, Inc. *	824	29

Franklin Covey Co. †*	721	6

Geo Group (The), Inc. *	3,394	82

Global Cash Access Holdings, Inc. *	2,644	6

Grand Canyon Education, Inc. †*	1,694	32

Great Lakes Dredge & Dock Corp.	3,153	24

H&E Equipment Services, Inc. †*	1,621	16

Hackett Group (The), Inc. †*	1,719	6

Healthcare Services Group, Inc.	3,674	59

Heartland Payment Systems, Inc. †	2,106	33

Heidrick & Struggles International, Inc.	908	19

Hill International, Inc. †*	1,425	7

HMS Holdings Corp. *	1,491	94

Hudson Highland Group, Inc. †*	1,648	7

Huron Consulting Group, Inc. *	1,210	27

ICF International, Inc. *	912	22

K12, Inc. †*	1,363	35

Kelly Services, Inc., Class A *	1,406	25

Kendle International, Inc. †*	814	7

Kenexa Corp. †*	1,203	22

Kforce, Inc. *	1,649	25

Korn/Ferry International *	2,512	44

Landauer, Inc. †	519	34

Learning Tree International, Inc. †	500	5

LECG Corp. †*	1,479	1

Lincoln Educational Services Corp. †*	851	12

Live Nation Entertainment, Inc. †*	7,758	83

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Commercial Services – 5.3% – continued

Mac-Gray Corp. †	665	$9

MAXIMUS, Inc.	967	59

McGrath Rentcorp †	1,329	37

Medifast, Inc. †*	718	18

MedQuist, Inc. †	491	4

Midas, Inc. †*	796	6

MoneyGram International, Inc. †*	4,802	12

Monro Muffler Brake, Inc. †	1,093	54

Multi-Color Corp.	650	13

National American University Holdings, Inc. †	493	3

National Research Corp.	100	3

Navigant Consulting, Inc. *	2,799	23

On Assignment, Inc. *	2,009	14

Parexel International Corp. *	3,215	56

PDI, Inc. *	553	5

PHH Corp. †*	3,033	64

Pre-Paid Legal Services, Inc. †*	426	28

Princeton Review, Inc. †*	797	1

Prospect Medical Holdings, Inc. *	690	6

Providence Service (The) Corp. *	669	11

Rent-A-Center, Inc.	3,612	101

Resources Connection, Inc.	2,539	42

Rollins, Inc. †	2,318	63

RSC Holdings, Inc. *	2,656	21

Rural/Metro Corp. †*	1,096	12

SFN Group, Inc. *	2,795	24

Sotheby’s †	3,706	149

Standard Parking Corp. *	800	14

Steiner Leisure Ltd. *	808	33

Stewart Enterprises, Inc., Class A †	4,493	25

SuccessFactors, Inc. †*	3,465	105

Team Health Holdings, Inc. †*	863	12

Team, Inc. *	1,115	23

TeleTech Holdings, Inc. *	1,721	33

TNS, Inc. †*	1,412	27

Transcend Services, Inc. †*	445	7

TrueBlue, Inc. *	2,468	41

United Rentals, Inc. †*	3,397	67

Universal Technical Institute, Inc. †	1,117	23

Valassis Communications, Inc. †*	2,744	89

Viad Corp. †	1,109	26

Volt Information Sciences, Inc. †*	684	5

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Commercial Services – 5.3% – continued
Wright Express Corp. *	2,128	$92
		3,254

Computers – 2.6%

3D Systems Corp. †*	1,013	29

Agilysys, Inc. †*	839	4

CACI International, Inc., Class A *	1,652	83

CIBER, Inc. *	3,363	11

Compellent Technologies, Inc. *	1,266	33

Computer Task Group, Inc. †*	674	7

Cray, Inc. *	2,030	14

Digimarc Corp. †*	355	10

Echelon Corp. †*	1,707	16

Electronics for Imaging, Inc. *	2,521	33

Fortinet, Inc. *	2,275	73

Hutchinson Technology, Inc. †*	1,153	4

iGate Corp. †	1,324	26

Imation Corp. *	1,700	16

Immersion Corp. †*	1,600	9

Insight Enterprises, Inc. *	2,523	32

Integral Systems, Inc. †*	1,073	10

Isilon Systems, Inc. *	1,473	50

Jack Henry & Associates, Inc. †	4,700	129

LivePerson, Inc. †*	2,417	23

Magma Design Automation, Inc. †*	2,678	11

Manhattan Associates, Inc. *	1,278	40

Maxwell Technologies, Inc. †*	1,401	23

Mentor Graphics Corp. †*	5,898	66

Mercury Computer Systems, Inc. †*	1,341	24

MTS Systems Corp.	908	35

NCI, Inc., Class A *	400	9

Netscout Systems, Inc. *	1,707	38

Quantum Corp. *	11,749	43

Radiant Systems, Inc. *	1,686	30

Radisys Corp. †*	1,376	12

RealD, Inc. †*	807	23

Rimage Corp. *	526	8

Riverbed Technology, Inc. *	6,950	236

Silicon Graphics International Corp. †*	1,723	13

SMART Modular Technologies WWH, Inc. †*	2,766	15

Spansion, Inc., Class A †*	676	13

SRA International, Inc., Class A *	2,339	46

STEC, Inc. †*	2,194	37

Stratasys, Inc. †*	1,163	39

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Computers – 2.6% – continued

Super Micro Computer, Inc. *	1,447	$15

SYKES Enterprises, Inc. *	2,343	43

Synaptics, Inc. †*	1,873	53

Syntel, Inc.	717	34

Tier Technologies, Inc. *	1,006	5

Unisys Corp. †*	2,376	54

Virtusa Corp. †*	748	10

Wave Systems Corp., Class A †*	4,247	11

Xyratex Ltd. †*	1,606	25
		1,623

Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc. *	1,303	28

Inter Parfums, Inc. †	716	13

Revlon, Inc., Class A †*	560	5
		46

Distribution/Wholesale – 1.0%

Beacon Roofing Supply, Inc. †*	2,541	44

BlueLinx Holdings, Inc. †*	614	2

BMP Sunstone Corp. *	1,539	15

Brightpoint, Inc. *	4,106	34

Chindex International, Inc. †*	782	12

Core-Mark Holding Co., Inc. †*	572	21

Houston Wire & Cable Co. †	1,038	11

MWI Veterinary Supply, Inc. *	698	43

Owens & Minor, Inc.	3,486	98

Pool Corp. †	2,704	57

Rentrak Corp. †*	548	14

Scansource, Inc. *	1,494	44

School Specialty, Inc. *	1,082	14

Titan Machinery, Inc. †*	666	14

United Stationers, Inc. *	1,337	85

Watsco, Inc. †	1,518	91
		599

Diversified Financial Services – 1.6%

Artio Global Investors, Inc. †	1,537	20

Asta Funding, Inc. †	562	4

BGC Partners, Inc., Class A †	3,317	25

Calamos Asset Management, Inc., Class A	1,006	12

California First National Bancorp †	77	1

Cohen & Steers, Inc. †	946	24

CompuCredit Holdings Corp. †	789	5

Cowen Group, Inc., Class A †*	2,071	8

Credit Acceptance Corp. †*	332	21

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Diversified Financial Services – 1.6% – continued

Diamond Hill Investment Group, Inc. †	131	$9

Doral Financial Corp. *	1,620	2

Duff & Phelps Corp., Class A	1,443	19

Encore Capital Group, Inc. *	800	15

Epoch Holding Corp.	723	12

Evercore Partners, Inc., Class A	908	27

FBR Capital Markets Corp. *	2,594	9

Federal Agricultural Mortgage Corp., Class C †	497	7

Financial Engines, Inc. †*	678	11

First Marblehead (The) Corp. †*	2,945	6

GAMCO Investors, Inc., Class A	400	18

GFI Group, Inc.	3,632	17

Gleacher & Co., Inc. †*	4,669	12

Higher One Holdings, Inc. *	577	12

International Assets Holding Corp. †*	658	15

Investment Technology Group, Inc. *	2,483	37

JMP Group, Inc.	835	6

KBW, Inc. †	1,952	45

Knight Capital Group, Inc., Class A †*	5,298	70

LaBranche & Co., Inc. †*	2,129	6

Ladenburg Thalmann Financial Services, Inc. †*	4,751	6

MarketAxess Holdings, Inc.	1,492	27

Marlin Business Services Corp. †*	422	4

MF Global Holdings Ltd. †*	5,653	44

National Financial Partners Corp. †*	2,290	27

Nelnet, Inc., Class A	1,454	31

NewStar Financial, Inc. †*	1,376	12

Ocwen Financial Corp. †*	4,221	37

Oppenheimer Holdings, Inc., Class A †	556	13

optionsXpress Holdings, Inc. *	2,364	41

Penson Worldwide, Inc. †*	1,217	6

Piper Jaffray Cos. *	857	26

Portfolio Recovery Associates, Inc. †*	929	59

Pzena Investment Management, Inc., Class A †	400	3

Rodman & Renshaw Capital Group, Inc. †*	662	2

Sanders Morris Harris Group, Inc. †	1,072	7

Stifel Financial Corp. †*	1,875	97

Student Loan Corp.	192	6

SWS Group, Inc.	1,423	7

TradeStation Group, Inc. †*	2,434	16

Virtus Investment Partners, Inc. †*	272	12

Westwood Holdings Group, Inc. †	331	12

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Diversified Financial Services – 1.6% – continued
World Acceptance Corp. †*	895	$39
		1,009

Electric – 1.7%

Allete, Inc.	1,728	61

Avista Corp.	3,018	64

Black Hills Corp. †	2,158	66

Central Vermont Public Service Corp. †	646	13

CH Energy Group, Inc. †	886	41

Cleco Corp.	3,349	102

Dynegy, Inc. †*	5,569	28

El Paso Electric Co. *	2,452	65

Empire District Electric (The) Co. †	2,187	47

EnerNOC, Inc. †*	1,063	26

IDACORP, Inc.	2,639	96

MGE Energy, Inc. †	1,263	52

NorthWestern Corp.	1,991	57

Otter Tail Corp. †	2,001	41

Pike Electric Corp. *	1,000	7

PNM Resources, Inc.	4,788	57

PNM Resources, Inc. - (Fractional Shares) (1)*	50,000	–

Portland General Electric Co.	4,141	88

UIL Holdings Corp. †	2,742	81

Unisource Energy Corp.	1,981	70

Unitil Corp.	627	14
		1,076

Electrical Components & Equipment – 1.2%

A123 Systems, Inc. †*	3,965	30

Advanced Battery Technologies, Inc. †*	2,957	11

Advanced Energy Industries, Inc. †*	2,033	24

American Superconductor Corp. †*	2,450	82

Belden, Inc.	2,571	86

Capstone Turbine Corp. †*	12,694	10

Coleman Cable, Inc. †*	547	3

Encore Wire Corp.	1,018	23

Ener1, Inc. †*	3,538	15

Energy Conversion Devices, Inc. †*	2,685	12

EnerSys *	2,625	79

Evergreen Solar, Inc. †*	11,512	9

Generac Holdings, Inc. †*	1,120	17

GrafTech International Ltd. *	6,646	130

Graham Corp. †	589	10

Insteel Industries, Inc. †	911	9

Littelfuse, Inc.	1,225	57

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Electrical Components & Equipment – 1.2% – continued

Powell Industries, Inc. †*	518	$18

Power-One, Inc. †*	3,908	37

PowerSecure International, Inc. †*	1,003	9

Satcon Technology Corp. †*	6,341	22

Universal Display Corp.† *	1,666	41

Vicor Corp. †	1,109	19
		753

Electronics – 2.4%

American Science & Engineering, Inc.	481	39

Analogic Corp.	704	33

Applied Energetics, Inc. †*	3,960	3

Badger Meter, Inc. †	822	35

Ballantyne Strong, Inc. †*	744	5

Bel Fuse, Inc., Class B †	577	13

Benchmark Electronics, Inc. *	3,415	55

Brady Corp., Class A	2,679	83

Checkpoint Systems, Inc. *	2,192	39

Cogent, Inc. *	1,182	12

Coherent, Inc. *	1,384	57

CTS Corp.	1,773	18

Cymer, Inc. *	1,640	62

Daktronics, Inc. †	1,744	24

DDi Corp. †	775	8

Dionex Corp. †*	958	87

Electro Scientific Industries, Inc. †*	1,447	22

FARO Technologies, Inc. *	906	24

FEI Co. †*	2,093	50

II-VI, Inc. †*	1,349	55

Keithley Instruments, Inc. †	586	13

L-1 Identity Solutions, Inc. †*	4,161	49

LaBarge, Inc. †*	719	10

Measurement Specialties, Inc. *	784	20

Methode Electronics, Inc. †	2,042	21

Microvision, Inc. †*	4,989	7

Multi-Fineline Electronix, Inc. *	585	14

Newport Corp. *	2,078	30

NVE Corp. *	260	13

OSI Systems, Inc. †*	892	31

Park Electrochemical Corp. †	1,151	32

Plexus Corp. †*	2,231	61

Pulse Electronics Corp. †	2,445	10

Rofin-Sinar Technologies, Inc. †*	1,554	45

Rogers Corp. *	858	28

Sanmina-SCI Corp. †*	4,343	45

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Electronics – 2.4% – continued

Sonic Solutions, Inc. †*	2,224	$22

Spectrum Control, Inc. †*	718	11

SRS Labs, Inc. *	630	5

Stoneridge, Inc. *	900	12

Taser International, Inc. †*	3,515	14

TTM Technologies, Inc. *	4,515	60

UQM Technologies, Inc. †*	1,788	4

Viasystems Group, Inc. †*	300	5

Watts Water Technologies, Inc., Class A	1,630	53

Woodward Governor Co.	3,358	113

X-Rite, Inc. †*	2,202	9

Zygo Corp. †*	1,105	13
		1,474

Energy – Alternate Sources - 0.1%

Clean Energy Fuels Corp. †*	2,244	30

Comverge, Inc. †*	1,551	11

FuelCell Energy, Inc. †*	4,584	5

Green Plains Renewable Energy, Inc. †*	832	9

Headwaters, Inc. †*	3,412	13

Hoku Corp. †*	1,420	4

REX American Resources Corp. †*	386	6

Syntroleum Corp. †*	3,688	7
		85

Engineering & Construction – 0.7%

Argan, Inc. †*	422	4

Dycom Industries, Inc. *	2,211	29

EMCOR Group, Inc. *	3,657	98

Exponent, Inc. *	737	26

Granite Construction, Inc. †	1,900	48

Insituform Technologies, Inc., Class A †*	2,151	48

Layne Christensen Co. †*	1,046	35

MasTec, Inc. *	2,933	42

Michael Baker Corp. *	408	13

Mistras Group, Inc. †*	766	9

MYR Group, Inc. *	1,138	18

Orion Marine Group, Inc. †*	1,507	20

Sterling Construction Co., Inc. *	850	11

Tutor Perini Corp. †	1,437	27

VSE Corp. †	247	8
		436

Entertainment – 0.7%

Ascent Media Corp., Class A †*	773	24

Bluegreen Corp. †*	800	2

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Entertainment – 0.7% – continued

Carmike Cinemas, Inc. †*	632	$5

Churchill Downs, Inc.	641	25

Cinemark Holdings, Inc.	3,102	55

Empire Resorts, Inc. †*	2,362	3

Isle of Capri Casinos, Inc. †*	778	7

Lions Gate Entertainment Corp. †*	3,673	27

National CineMedia, Inc.	2,955	55

Pinnacle Entertainment, Inc. *	3,385	45

Scientific Games Corp., Class A *	3,698	30

Shuffle Master, Inc. †*	2,902	31

Speedway Motorsports, Inc. †	629	9

Vail Resorts, Inc. †*	1,987	90

Warner Music Group Corp. †*	2,345	11
		419

Environmental Control – 0.7%

Calgon Carbon Corp. †*	3,048	43

Casella Waste Systems, Inc., Class A †*	1,256	6

Clean Harbors, Inc. *	1,272	94

Darling International, Inc. *	4,618	53

Energy Recovery, Inc. †*	2,003	7

EnergySolutions, Inc. †	5,093	25

Fuel Tech, Inc. *	1,085	8

Metalico, Inc. †*	2,010	9

Met-Pro Corp. †	846	9

Mine Safety Appliances Co. †	1,481	43

Rentech, Inc. †*	11,722	14

Tetra Tech, Inc. *	3,447	80

US Ecology, Inc.	1,074	17
		408

Food – 1.6%

Arden Group, Inc., Class A †	67	5

B&G Foods, Inc., Class A	2,582	33

Calavo Growers, Inc. †	591	14

Cal-Maine Foods, Inc. †	763	23

Chiquita Brands International, Inc. †*	2,508	28

Diamond Foods, Inc. †	1,201	56

Dole Food Co., Inc. †*	1,894	18

Fresh Del Monte Produce, Inc. †	2,225	49

Great Atlantic & Pacific Tea Co. †*	1,848	6

Hain Celestial Group (The), Inc. †*	2,263	60

Imperial Sugar Co. †	705	10

Ingles Markets, Inc., Class A †	739	14

J&J Snack Foods Corp.	749	34

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Food – 1.6% – continued

John B. Sanfilippo & Son, Inc. †*	447	$5

Lancaster Colony Corp. †	1,059	55

Lance, Inc. †	1,471	34

Lifeway Foods, Inc. †*	300	3

M&F Worldwide Corp. †*	564	13

Nash Finch Co. †	687	25

Pilgrim’s Pride Corp. †*	2,641	18

Ruddick Corp. †	2,392	88

Sanderson Farms, Inc. †	1,237	55

Seaboard Corp. †	18	33

Seneca Foods Corp., Class A †*	473	11

Senomyx, Inc. †*	2,102	12

Smart Balance, Inc. †*	3,318	12

Spartan Stores, Inc. †	1,155	19

Tootsie Roll Industries, Inc. †	1,321	35

TreeHouse Foods, Inc. †*	1,906	95

United Natural Foods, Inc. *	2,634	99

Village Super Market, Class A †	324	10

Weis Markets, Inc. †	605	23
Winn-Dixie Stores, Inc. †*	3,049	19
		1,014

Forest Products & Paper – 0.6%

Boise, Inc. †	3,737	28

Buckeye Technologies, Inc.	2,078	41

Cellu Tissue Holdings, Inc. †*	505	6

Clearwater Paper Corp. *	638	51

Deltic Timber Corp.	585	30

KapStone Paper and Packaging Corp. †*	2,064	30

Neenah Paper, Inc.	765	14

P.H. Glatfelter Co.	2,532	32

Potlatch Corp. †	2,203	70

Schweitzer-Mauduit International, Inc. †	1,011	64

Verso Paper Corp. †*	1,013	4

Wausau Paper Corp. †	2,652	20
Xerium Technologies, Inc. *	384	5
		395

Gas – 1.2%

Chesapeake Utilities Corp.	527	20

Laclede Group (The), Inc. †	1,224	43

New Jersey Resources Corp. †	2,244	97

Nicor, Inc.	2,494	108

Northwest Natural Gas Co. †	1,480	72

Piedmont Natural Gas Co., Inc. †	3,953	117

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Gas – 1.2% – continued

South Jersey Industries, Inc. †	1,667	$85

Southwest Gas Corp. †	2,505	88
WGL Holdings, Inc. †	2,768	100
		730

Hand/Machine Tools – 0.4%

Baldor Electric Co. †	2,582	163

Franklin Electric Co., Inc.	1,238	48
Thermadyne Holdings Corp. †*	453	7
		218

Healthcare - Products – 3.5%

Abaxis, Inc. *	1,186	32

ABIOMED, Inc. †*	1,646	19

Accuray, Inc. †*	2,736	16

Affymetrix, Inc. *	3,814	16

Align Technology, Inc. †*	3,251	57

Alphatec Holdings, Inc. †*	2,975	7

American Medical Systems Holdings, Inc. †*	4,141	74

Angiodynamics, Inc. *	1,296	18

Arthrocare Corp. †*	1,463	44

Atrion Corp.	89	15

BioMimetic Therapeutics, Inc. †*	1,118	13

Bruker Corp. *	4,034	62

Caliper Life Sciences, Inc. *	2,412	14

Cantel Medical Corp.	744	15

CardioNet, Inc. †*	1,466	6

Cepheid, Inc. †*	3,250	64

Cerus Corp. †*	2,085	5

Conceptus, Inc. †*	1,654	22

CONMED Corp. *	1,627	35

CryoLife, Inc. *	1,544	9

Cutera, Inc. †*	756	5

Cyberonics, Inc. †*	1,538	41

Cynosure, Inc., Class A †*	489	5

Delcath Systems, Inc. †*	2,138	22

DexCom, Inc. *	3,254	37

Endologix, Inc. †*	2,692	15

Exactech, Inc. †*	465	8

Female Health (The) Co. †	882	5

Genomic Health, Inc. †*	746	14

Greatbatch, Inc. †*	1,272	28

Haemonetics Corp. *	1,356	80

Hanger Orthopedic Group, Inc.*	1,481	28

Hansen Medical, Inc. †*	3,121	5

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Healthcare - Products – 3.5% – continued

HeartWare International, Inc. †*	516	$47

ICU Medical, Inc. *	641	24

Immucor, Inc. *	3,828	70

Insulet Corp. †*	2,150	29

Integra LifeSciences Holdings Corp. *	1,134	49

Invacare Corp. †	1,560	42

IRIS International, Inc. *	909	9

Kensey Nash Corp. *	395	11

LCA-Vision, Inc. †*	917	5

Luminex Corp. †*	2,022	34

MAKO Surgical Corp. †*	1,420	16

Masimo Corp. †	2,850	88

Medical Action Industries, Inc. †*	768	6

MELA Sciences, Inc. †*	1,316	5

Merge Healthcare, Inc. *	3,024	12

Meridian Bioscience, Inc. †	2,280	51

Merit Medical Systems, Inc. *	1,540	23

Natus Medical, Inc. *	1,515	20

NuVasive, Inc. †*	2,169	51

NxStage Medical, Inc. *	1,313	28

OraSure Technologies, Inc. †*	2,640	14

Orthofix International N.V. *	966	26

Orthovita, Inc. †*	3,615	7

Palomar Medical Technologies, Inc. †*	930	12

PSS World Medical, Inc. †*	3,113	64

Pure Bioscience †*	1,795	4

Quidel Corp. †*	1,300	17

Rochester Medical Corp. †*	575	6

Sirona Dental Systems, Inc. *	1,859	70

Solta Medical, Inc. †*	3,189	6

SonoSite, Inc. *	830	25

Spectranetics Corp. *	1,807	9

St. Jude Medical, Inc. *	204	8

Staar Surgical Co. †*	1,927	10

Stereotaxis, Inc. †*	1,596	6

STERIS Corp.	3,259	112

SurModics, Inc. *	1,079	10

Symmetry Medical, Inc. *	1,910	16

Syneron Medical Ltd. *	1,934	19

Synovis Life Technologies, Inc. †*	700	11

TomoTherapy, Inc. †*	2,676	9

Unilife Corp. †*	2,622	14

Vascular Solutions, Inc. †*	932	10

Vital Images, Inc. †*	776	10

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Healthcare - Products – 3.5% – continued

Volcano Corp. †*	2,759	$73

West Pharmaceutical Services, Inc. †	1,828	69

Wright Medical Group, Inc. †*	2,142	28

Young Innovations, Inc. †	308	9

Zoll Medical Corp. *	1,167	39
		2,169

Healthcare - Services – 1.8%

Air Methods Corp. *	616	30

Alliance HealthCare Services, Inc. †*	1,536	6

Allied Healthcare International, Inc. *	2,555	7

Almost Family, Inc. *	454	16

Amedisys, Inc. †*	1,609	46

America Service Group, Inc.	473	7

American Dental Partners, Inc. †*	893	11

AMERIGROUP Corp. †*	2,845	122

Amsurg Corp. *	1,681	31

Assisted Living Concepts, Inc., Class A †*	541	16

Bio-Reference Labs, Inc. †*	1,323	28

Capital Senior Living Corp. †*	1,245	8

Centene Corp. †*	2,706	63

Continucare Corp. *	1,495	7

Emeritus Corp. †*	1,090	20

Ensign Group (The), Inc. †	802	17

Five Star Quality Care, Inc. *	1,796	12

Genoptix, Inc. †*	943	16

Gentiva Health Services, Inc. *	1,568	36

Healthsouth Corp. †*	5,173	93

Healthspring, Inc. †*	3,215	86

Healthways, Inc. *	1,862	18

IPC The Hospitalist Co., Inc. †*	870	28

Kindred Healthcare, Inc. *	2,203	36

LHC Group, Inc. †*	837	22

Magellan Health Services, Inc. *	1,844	90

Medcath Corp. †*	1,239	16

Metropolitan Health Networks, Inc. †*	2,555	11

Molina Healthcare, Inc. *	751	19

National Healthcare Corp.	484	21

Neostem, Inc. †*	2,041	3

RehabCare Group, Inc. *	1,394	28

Res-Care, Inc. *	1,321	18

Select Medical Holdings Corp. †*	2,801	17

Skilled Healthcare Group, Inc., Class A †*	1,095	7

Sun Healthcare Group, Inc. *	1,395	14

Sunrise Senior Living, Inc. †*	3,060	11

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Healthcare - Services – 1.8% – continued

Triple-S Management Corp., Class B †*	1,115	$21

U.S. Physical Therapy, Inc. *	570	11

WellCare Health Plans, Inc. *	2,357	66
		1,135

Holding Companies - Diversified – 0.1%

Compass Diversified Holdings	1,813	30

Harbinger Group, Inc. †*	471	2

Primoris Services Corp. †	1,032	9
		41

Home Builders – 0.3%

Beazer Homes USA, Inc. †*	3,995	17

Brookfield Homes Corp. †*	521	4

Cavco Industries, Inc. †*	349	13

Hovnanian Enterprises, Inc., Class A †*	2,969	11

M/I Homes, Inc. †*	1,016	12

Meritage Homes Corp. †*	1,764	33

Ryland Group, Inc. †	2,418	35

Skyline Corp. †	408	8

Standard Pacific Corp. †*	6,003	21

Winnebago Industries, Inc. †*	1,692	18
		172

Home Furnishings – 0.4%

American Woodmark Corp. †	555	11

Audiovox Corp., Class A †*	784	5

DTS, Inc. *	957	45

Ethan Allen Interiors, Inc. †	1,296	21

Furniture Brands International, Inc. †*	2,226	10

Hooker Furniture Corp. †	619	7

Kimball International, Inc., Class B	1,868	11

La-Z-Boy, Inc. †*	2,889	22

Sealy Corp. †*	2,644	8

Select Comfort Corp. *	2,930	26

TiVo, Inc. †*	6,324	52

Universal Electronics, Inc. †*	790	22
		240

Household Products/Wares – 0.5%

ACCO Brands Corp. *	3,053	21

American Greetings Corp., Class A †	2,216	45

Blyth, Inc.	286	13

Central Garden and Pet Co., Class A †*	3,081	29

CSS Industries, Inc.	432	8

Ennis, Inc. †	1,413	24

Helen of Troy Ltd. *	1,735	41

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Household Products/Wares – 0.5% – continued

Kid Brands, Inc. †*	648	$6

Oil-Dri Corp. of America †	271	6

Prestige Brands Holdings, Inc. *	2,368	28

Spectrum Brands Holdings, Inc. †*	979	26

Standard Register (The) Co. †	1,566	5

Summer Infant, Inc. †*	715	5

WD-40 Co.	923	36
		293

Housewares – 0.0%

Libbey, Inc. *	858	13

Lifetime Brands, Inc. *	485	7
		20

Insurance – 3.0%

Alterra Capital Holdings Ltd. †	5,299	108

American Equity Investment Life

Holding Co. †	3,174	35

American Physicians Service Group, Inc. †	311	10

American Safety Insurance Holdings Ltd. *	600	12

AMERISAFE, Inc. *	1,098	20

Amtrust Financial Services, Inc.	1,190	19

Argo Group International Holdings Ltd.	1,708	63

Baldwin & Lyons, Inc., Class B †	420	10

Citizens, Inc. †*	2,133	15

CNA Surety Corp. *	976	23

CNO Financial Group, Inc. *	12,194	71

Crawford & Co., Class B †*	1,339	4

Delphi Financial Group, Inc., Class A	2,680	69

Donegal Group, Inc., Class A	698	10

eHealth, Inc. †*	1,357	20

EMC Insurance Group, Inc. †	242	5

Employers Holdings, Inc.	2,409	39

Enstar Group Ltd. *	374	31

FBL Financial Group, Inc., Class A	711	19

First American Financial Corp. †	5,828	83

First Mercury Financial Corp. †	825	14

Flagstone Reinsurance Holdings S.A. †	2,838	33

FPIC Insurance Group, Inc. *	520	19

Gerova Financial Group Ltd. *	372	2

Global Indemnity Plc *	704	14

Greenlight Capital Re Ltd., Class A †*	1,589	44

Hallmark Financial Services, Inc. †*	510	5

Harleysville Group, Inc.	652	23

Hilltop Holdings, Inc. †*	2,115	21

Horace Mann Educators Corp.	2,206	36

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Insurance – 3.0% – continued

Infinity Property & Casualty Corp.	733	$42

Kansas City Life Insurance Co.	279	9

Life Partners Holdings, Inc. †	436	9

Maiden Holdings Ltd.	2,672	20

Meadowbrook Insurance Group, Inc.	2,942	28

MGIC Investment Corp. *	11,081	94

Montpelier Re Holdings Ltd.	3,919	77

National Interstate Corp. †	334	7

National Western Life Insurance Co., Class A	116	19

Navigators Group (The), Inc. *	644	32

Phoenix (The) Cos., Inc. †*	6,120	14

Platinum Underwriters Holdings Ltd.	2,245	97

PMI Group (The), Inc. †*	8,033	25

Presidential Life Corp.	1,088	10

Primerica, Inc. †	1,292	29

Primus Guaranty Ltd. †*	786	4

ProAssurance Corp. *	1,798	107

Radian Group, Inc. †	7,359	52

RLI Corp. †	1,006	58

Safety Insurance Group, Inc. †	679	32

SeaBright Holdings, Inc.	1,255	11

Selective Insurance Group, Inc.	2,931	48

State Auto Financial Corp. †	833	13

Stewart Information Services Corp. †	1,020	11

Tower Group, Inc. †	2,235	58

United Fire & Casualty Co.	1,235	26

Universal American Corp. †	1,768	26
Universal Insurance Holdings, Inc. †	729	4
		1,839

Internet – 3.3%

1-800-FLOWERS.COM, Inc., Class A †*	1,426	3

AboveNet, Inc. †	1,244	73

Ancestry.com, Inc. *	1,047	30

Archipelago Learning, Inc. †*	717	6

Art Technology Group, Inc. *	8,877	53

Blue Coat Systems, Inc. *	2,271	60

Blue Nile, Inc. †*	713	35

Cogent Communications Group, Inc. †*	2,366	29

comScore, Inc.	1,246	27

Constant Contact, Inc. †*	1,529	39

DealerTrack Holdings, Inc. †*	2,187	42

Dice Holdings, Inc. *	963	11

Digital River, Inc. †*	2,188	81

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Internet – 3.3% – continued

drugstore.com, Inc. †*	5,096	$9

Earthlink, Inc. †	5,960	53

ePlus, Inc. †*	190	4

eResearchTechnology, Inc. †*	2,592	14

Global Sources Ltd. *	1,358	12

GSI Commerce, Inc. †*	3,631	87

Infospace, Inc. †*	1,948	15

Internap Network Services Corp. †*	2,990	16

Internet Brands, Inc., Class A *	1,609	21

Internet Capital Group, Inc. †*	1,967	24

IntraLinks Holdings, Inc. †*	613	13

j2 Global Communications, Inc. †*	2,473	66

Keynote Systems, Inc. †	589	7

KIT Digital, Inc. †*	1,098	15

Knot (The), Inc. †*	1,772	17

Limelight Networks, Inc. †*	2,626	19

Lionbridge Technologies, Inc. *	3,319	11

Liquidity Services, Inc. *	754	12

Local.com Corp. †*	909	3

LoopNet, Inc. *	1,107	12

ModusLink Global Solutions, Inc. †*	2,516	17

Move, Inc. †*	8,279	21

Network Engines, Inc. †*	1,839	3

NIC, Inc.	3,160	26

NutriSystem, Inc. †	1,506	31

Online Resources Corp. †*	1,600	7

OpenTable, Inc. †*	872	63

Openwave Systems, Inc. *	4,901	12

Orbitz Worldwide, Inc. †*	847	5

Overstock.com, Inc. †*	835	13

PC-Tel, Inc. *	880	5

Perficient, Inc. †*	1,240	14

QuinStreet, Inc. †*	632	13

Rackspace Hosting, Inc. †*	5,347	156

ReachLocal, Inc. †*	339	6

RealNetworks, Inc. †*	4,900	17

S1 Corp. †*	2,779	18

Saba Software, Inc. †*	1,415	8

Safeguard Scientifics, Inc. †*	1,185	17

Sapient Corp.	5,789	69

Shutterfly, Inc. †*	1,483	49

Sourcefire, Inc. †*	1,543	42

SPS Commerce, Inc. †*	407	5

Stamps.com, Inc.	518	7

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Internet – 3.3% – continued

support.com, Inc. †*	2,473	$16

TechTarget, Inc. †*	787	5

TeleCommunication Systems, Inc., Class A †*	2,367	11

Terremark Worldwide, Inc. †*	3,108	37

TIBCO Software, Inc. *	9,163	180

Travelzoo, Inc. †*	310	13

United Online, Inc.	4,699	30

US Auto Parts Network, Inc. *	524	4

ValueClick, Inc. †*	4,457	69

VASCO Data Security International, Inc. †*	1,572	14

VirnetX Holding Corp. †	1,737	24

Vitacost.com, Inc. †*	960	6

Vocus, Inc. *	914	22

Websense, Inc. *	2,408	50

Zix Corp. †*	3,650	14
		2,038

Investment Companies – 1.0%

American Capital Ltd. †*	18,754	135

Apollo Investment Corp. †	10,666	113

Arlington Asset Investment Corp. †	338	8

BlackRock Kelso Capital Corp.	3,583	40

Capital Southwest Corp. †	166	17

Fifth Street Finance Corp. †	2,935	34

Gladstone Capital Corp. †	1,223	14

Gladstone Investment Corp.	1,226	9

Golub Capital BDC, Inc. †	356	6

Harris & Harris Group, Inc. †*	1,939	8

Hercules Technology Growth Capital, Inc.	2,123	21

Main Street Capital Corp. †	753	13

MCG Capital Corp. †	4,349	30

Medallion Financial Corp. †	893	8

MVC Capital, Inc. †	1,234	17

NGP Capital Resources Co.	1,234	11

PennantPark Investment Corp. †	1,823	21

Prospect Capital Corp. †	4,081	40

Solar Capital Ltd. †	383	9

THL Credit, Inc.	439	6

TICC Capital Corp. †	1,519	16

Triangle Capital Corp. †	663	12
		588

Iron/Steel – 0.0%

Metals USA Holdings Corp. †*	612	8

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Iron/Steel – 0.0% – continued

Shiloh Industries, Inc. *	289	$3

Universal Stainless & Alloy *	400	13
		24

Leisure Time – 0.6%

Ambassadors Group, Inc. †	1,104	12

Arctic Cat, Inc. *	571	8

Brunswick Corp. †	4,894	78

Callaway Golf Co. †	3,447	26

Interval Leisure Group, Inc. *	2,221	37

Johnson Outdoors, Inc., Class A †*	200	3

Life Time Fitness, Inc. †*	2,307	91

Marine Products Corp. †*	562	4

Multimedia Games, Inc. †*	1,547	7

Polaris Industries, Inc. †	1,724	125
		391

Lodging – 0.3%

Ameristar Casinos, Inc. †	1,413	25

Boyd Gaming Corp. †*	2,860	26

Gaylord Entertainment Co. †*	1,886	65

Marcus Corp.	1,187	15

Monarch Casino & Resort, Inc. *	591	7

Morgans Hotel Group Co. †*	1,171	9

Orient-Express Hotels Ltd., Class A *	4,943	57

Red Lion Hotels Corp. †*	729	6
		210

Machinery - Construction & Mining – 0.1%
Astec Industries, Inc. *	1,108	33

Machinery - Diversified – 1.4%

Alamo Group, Inc.	375	10

Albany International Corp., Class A	1,527	32

Altra Holdings, Inc. *	1,419	24

Applied Industrial Technologies, Inc.	2,308	69

Briggs & Stratton Corp. †	2,771	48

Cascade Corp. †	474	17

Chart Industries, Inc. *	1,578	50

Cognex Corp.	2,142	60

Columbus McKinnon Corp. *	997	16

DXP Enterprises, Inc. *	437	9

Flow International Corp. †*	2,457	8

Gerber Scientific, Inc. *	1,289	9

Gorman-Rupp (The) Co. †	687	21

Intermec, Inc. *	2,673	30

Intevac, Inc. †*	1,284	17

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Machinery - Diversified – 1.4% – continued

iRobot Corp. †*	1,206	$25

Kadant, Inc. *	685	13

Lindsay Corp. †	690	41

Middleby Corp. †*	910	73

NACCO Industries, Inc., Class A	328	30

Nordson Corp.	1,886	150

Presstek, Inc. †*	1,384	3

Robbins & Myers, Inc. †	1,491	46

Sauer-Danfoss, Inc. †*	584	18

Tecumseh Products Co., Class A *	1,090	15

Tennant Co. †	1,056	36
Twin Disc, Inc.	500	12
		882

Media – 0.7%

Acacia Research - Acacia Technologies *	1,862	51

AH Belo Corp., Class A *	894	8

Belo Corp., Class A *	5,047	29

Cambium Learning Group, Inc. †*	1,085	3

CKX, Inc. †*	3,058	13

Courier Corp.	571	8

Crown Media Holdings, Inc., Class A †*	1,460	4

Cumulus Media, Inc., Class A †*	1,309	5

Dex One Corp. †*	2,696	13

DG FastChannel, Inc. †*	1,441	36

Dolan (The) Co. *	1,606	22

Entercom Communications Corp., Class A †*	1,187	10

Entravision Communications Corp., Class A *	2,390	6

EW Scripps Co., Class A †*	1,679	15

Fisher Communications, Inc. †*	375	8

Gray Television, Inc. *	2,466	5

Journal Communications, Inc., Class A *	2,341	11

Lee Enterprises, Inc. *	2,284	4

LIN TV Corp., Class A *	1,582	7

LodgeNet Interactive Corp. †*	1,166	4

Martha Stewart Living Omnimedia, Inc., Class A †*	1,502	7

McClatchy (The) Co., Class A †*	3,125	10

Media General, Inc., Class A †*	1,126	5

Mediacom Communications Corp., Class A †*	2,285	19

Nexstar Broadcasting Group, Inc., Class A †*	835	5

Outdoor Channel Holdings, Inc. †*	800	5

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Media – 0.7% – continued

Playboy Enterprises, Inc., Class B †*	1,295	$6

PRIMEDIA, Inc. †	1,157	6

Radio One, Inc., Class D †*	2,165	2

Scholastic Corp. †	1,655	46

Sinclair Broadcast Group, Inc., Class A	2,413	19

SuperMedia, Inc. †*	680	3

Value Line, Inc. †	100	1

Westwood One, Inc. †*	422	4
World Wrestling Entertainment, Inc., Class A †	1,401	20
		420

Metal Fabrication/Hardware – 0.9%

A.M. Castle & Co. †*	978	15

Ampco-Pittsburgh Corp. †	500	13

CIRCOR International, Inc.	914	36

Dynamic Materials Corp. †	664	11

Furmanite Corp. †*	2,144	14

Hawk Corp., Class A †*	301	15

Haynes International, Inc.	668	26

Kaydon Corp.	1,834	64

L.B. Foster Co., Class A *	530	18

Ladish Co., Inc. *	850	40

Lawson Products, Inc. †	220	5

Mueller Industries, Inc. †	2,038	62

Mueller Water Products, Inc., Class A †	8,726	31

Northwest Pipe Co. †*	552	12

Olympic Steel, Inc. †	479	10

Omega Flex, Inc. †	200	3

RBC Bearings, Inc. *	1,200	44

RTI International Metals, Inc. *	1,696	48

Sun Hydraulics Corp.	655	21
Worthington Industries, Inc. †	3,323	53
		541

Mining – 1.7%

Allied Nevada Gold Corp. †*	4,156	111

AMCOL International Corp. †	1,323	37

Brush Engineered Materials, Inc. *	1,127	40

Capital Gold Corp. *	2,670	12

Century Aluminum Co. †*	3,613	50

Coeur d’Alene Mines Corp. †*	4,909	119

General Moly, Inc. †*	3,747	21

Globe Specialty Metals, Inc. †	3,308	54

Golden Star Resources Ltd. *	14,332	62

Hecla Mining Co. †*	14,334	137

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Mining – 1.7% – continued

Horsehead Holding Corp. *	2,389	$28

Jaguar Mining, Inc. †*	4,544	30

Kaiser Aluminum Corp. †	858	40

Molycorp, Inc. †*	1,429	41

Noranda Aluminium Holding Corp. *	644	8

Stillwater Mining Co. †*	2,521	48

Thompson Creek Metals Co., Inc. †*	7,681	93

United States Lime & Minerals, Inc. †*	170	7

Uranium Energy Corp. †*	3,448	24

US Energy Corp. of Wyoming †*	1,418	7

US Gold Corp. *	4,673	31
USEC, Inc. †*	6,215	37
		1,037

Miscellaneous Manufacturing – 2.3%

A.O. Smith Corp.	2,004	79

Actuant Corp., Class A †	3,724	88

Acuity Brands, Inc. †	2,406	130

American Railcar Industries, Inc. *	576	9

Ameron International Corp.	515	37

AZZ, Inc. †	677	25

Barnes Group, Inc. †	2,744	52

Blount International, Inc. *	2,585	40

Brink’s (The) Co.	2,618	64

Ceradyne, Inc. *	1,425	38

CLARCOR, Inc.	2,755	112

Colfax Corp. †*	1,387	23

Eastman Kodak Co. †*	14,744	69

EnPro Industries, Inc. †*	1,135	42

ESCO Technologies, Inc. †	1,469	52

Fabrinet †*	545	9

Federal Signal Corp. †	3,550	23

FreightCar America, Inc. †	686	17

GP Strategies Corp. †*	883	8

Griffon Corp. *	2,423	29

Hexcel Corp. *	5,344	92

John Bean Technologies Corp.	1,531	28

Koppers Holdings, Inc.	1,138	33

LSB Industries, Inc. †*	959	22

Lydall, Inc. †*	878	6

Matthews International Corp., Class A †	1,682	55

Metabolix, Inc. †*	1,548	16

Movado Group, Inc. †*	949	11

Myers Industries, Inc.	2,016	19

NL Industries, Inc. †	398	5

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Miscellaneous Manufacturing – 2.3% – continued

Park-Ohio Holdings Corp. †*	402	$8

PMFG, Inc. †*	769	11

Polypore International, Inc. *	1,187	38

Raven Industries, Inc. †	887	39

Smith & Wesson Holding Corp. †*	3,299	13

Standex International Corp. †	716	21

STR Holdings, Inc. †*	1,546	28

Sturm Ruger & Co., Inc. †	1,071	17

Tredegar Corp.	1,291	24
Trimas Corp. *	902	18
		1,450

Office Furnishings – 0.4%

Herman Miller, Inc. †	3,133	67

HNI Corp. †	2,478	66

Interface, Inc., Class A	2,746	40

Knoll, Inc.	2,648	41
Steelcase, Inc., Class A †	4,190	40
		254

Oil & Gas – 2.9%

Abraxas Petroleum Corp. *	3,569	15

Alon USA Energy, Inc. †	540	3

American Oil & Gas, Inc. †*	2,727	26

Apco Oil and Gas International, Inc. †	532	20

Approach Resources, Inc. *	665	12

ATP Oil & Gas Corp. †*	2,519	37

Berry Petroleum Co., Class A †	2,835	108

Bill Barrett Corp. *	2,570	99

BPZ Resources, Inc. †*	5,252	21

Brigham Exploration Co. *	6,453	162

Callon Petroleum Co. †*	1,521	9

CAMAC Energy, Inc. †*	2,543	7

Carrizo Oil & Gas, Inc. †*	1,724	50

Cheniere Energy, Inc. †*	2,824	16

Clayton Williams Energy, Inc. †*	310	23

Contango Oil & Gas Co. *	647	36

CVR Energy, Inc. *	1,685	20

Delek US Holdings, Inc. †	800	6

Delta Petroleum Corp. †*	9,170	7

Endeavour International Corp. †*	957	10

Energy Partners Ltd. *	1,550	19

Energy XXI Bermuda Ltd. *	2,801	69

Evolution Petroleum Corp. *	882	5

FX Energy, Inc. †*	2,475	15

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Oil & Gas – 2.9% – continued

Gastar Exploration Ltd. †*	2,330	$11

Georesources, Inc. *	749	15

GMX Resources, Inc. †*	1,580	7

Goodrich Petroleum Corp. †*	1,295	17

Gulfport Energy Corp. *	1,526	28

Harvest Natural Resources, Inc. †*	1,907	24

Hercules Offshore, Inc. †*	6,322	16

Houston American Energy Corp. †	976	17

Isramco, Inc. †*	59	3

Kodiak Oil & Gas Corp. †*	6,416	32

Magnum Hunter Resources Corp. †*	2,632	16

McMoRan Exploration Co. †*	4,602	69

Miller Petroleum, Inc. †*	955	5

Northern Oil and Gas, Inc. †*	2,471	56

Oasis Petroleum, Inc. †*	2,695	68

Panhandle Oil and Gas, Inc., Class A †	450	12

Parker Drilling Co. *	6,450	26

Penn Virginia Corp.	2,491	40

Petroleum Development Corp. *	1,050	37

Petroquest Energy, Inc. †*	2,984	21

Pioneer Drilling Co. †*	2,989	21

RAM Energy Resources, Inc. *	2,953	5

Resolute Energy Corp. †*	2,079	27

Rex Energy Corp. †*	1,794	21

Rosetta Resources, Inc. *	2,931	105

Seahawk Drilling, Inc. †*	559	5

Stone Energy Corp. *	2,355	49

Swift Energy Co. †*	2,105	77

TransAtlantic Petroleum Ltd. *	7,953	26

Vaalco Energy, Inc. *	2,741	20

Vantage Drilling Co. †*	7,138	13

Venoco, Inc. †*	1,160	20

W&T Offshore, Inc. †	1,909	32

Warren Resources, Inc. †*	4,145	18

Western Refining, Inc. †*	2,988	29
		1,783

Oil & Gas Services – 1.7%

Allis-Chalmers Energy, Inc. †*	2,018	13

Basic Energy Services, Inc. †*	1,243	18

Cal Dive International, Inc. *	5,036	27

CARBO Ceramics, Inc. †	1,046	102

Complete Production Services, Inc. *	4,353	124

Dawson Geophysical Co. *	460	13

Dril-Quip, Inc. *	1,874	145

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Oil & Gas Services – 1.7% – continued

Global Geophysical Services, Inc. *	566	$5

Global Industries Ltd. †*	5,648	35

Gulf Island Fabrication, Inc. †	758	20

Helix Energy Solutions Group, Inc. †*	5,754	81

Hornbeck Offshore Services, Inc. †*	1,273	28

ION Geophysical Corp. †*	7,214	52

Key Energy Services, Inc. *	6,931	71

Lufkin Industries, Inc.	1,657	84

Matrix Service Co. *	1,354	13

Natural Gas Services Group, Inc. †*	707	12

Newpark Resources, Inc. †*	5,013	29

OYO Geospace Corp. *	249	19

RPC, Inc. †	1,549	45

T-3 Energy Services, Inc. *	716	26

Tesco Corp. *	1,665	22

Tetra Technologies, Inc. *	4,196	46

Union Drilling, Inc. †*	665	4

Willbros Group, Inc. †*	2,181	16
		1,050

Packaging & Containers – 0.4%

AEP Industries, Inc. †*	269	7

Graham Packaging Co., Inc. *	881	11

Graphic Packaging Holding Co. †*	5,955	22

Rock-Tenn Co., Class A	2,173	118

Silgan Holdings, Inc.	2,930	100
		258

Pharmaceuticals – 3.0%

Acura Pharmaceuticals, Inc. †*	500	1

Akorn, Inc. †*	3,200	17

Alexza Pharmaceuticals, Inc. †*	2,090	2

Alimera Sciences, Inc. †*	306	3

Alkermes, Inc. *	5,207	55

Allos Therapeutics, Inc. †*	4,580	19

Antares Pharma, Inc. *	3,957	6

Anthera Pharmaceuticals, Inc. †*	558	3

Aoxing Pharmaceutical Co., Inc. †*	1,613	4

Ardea Biosciences, Inc. †*	728	16

Array Biopharma, Inc. †*	2,886	9

Auxilium Pharmaceuticals, Inc. †*	2,310	44

AVANIR Pharmaceuticals, Inc., Class A †*	3,780	16

AVI BioPharma, Inc. †*	6,627	12

Biodel, Inc. †*	874	1

BioScrip, Inc. †*	2,231	9

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Pharmaceuticals – 3.0% – continued

Biospecifics Technologies Corp. *	201	$5

Cadence Pharmaceuticals, Inc. †*	1,375	10

Caraco Pharmaceutical Laboratories Ltd. †*	697	3

Catalyst Health Solutions, Inc. *	2,078	89

Clarient, Inc. †*	3,311	17

Corcept Therapeutics, Inc. †*	1,458	6

Cornerstone Therapeutics, Inc. †*	361	2

Cumberland Pharmaceuticals, Inc. †*	485	3

Cypress Bioscience, Inc. *	2,353	9

Cytori Therapeutics, Inc. †*	2,406	11

Depomed, Inc. †*	3,004	16

Durect Corp. *	4,193	12

Dyax Corp. †*	5,747	13

Eurand N.V. †*	978	11

Furiex Pharmaceuticals, Inc. †*	467	6

Hi-Tech Pharmacal Co., Inc. †*	612	15

Idenix Pharmaceuticals, Inc. †*	2,135	8

Impax Laboratories, Inc. *	3,439	62

Infinity Pharmaceuticals, Inc. †*	1,013	6

Inspire Pharmaceuticals, Inc. †*	3,401	24

Ironwood Pharmaceuticals, Inc. *	1,193	13

Isis Pharmaceuticals, Inc. †*	5,162	49

Jazz Pharmaceuticals, Inc. †*	796	13

Keryx Biopharmaceuticals, Inc. †*	2,730	15

Lannett Co., Inc. †*	561	3

MannKind Corp. †*	3,546	22

MAP Pharmaceuticals, Inc. *	762	11

Medicis Pharmaceutical Corp., Class A	3,325	88

Medivation, Inc. †*	1,874	21

Nabi Biopharmaceuticals †*	2,678	14

Nature’s Sunshine Products, Inc. †*	442	4

Nektar Therapeutics †*	5,171	65

Neogen Corp. *	1,269	47

Neurocrine Biosciences, Inc. †*	2,831	21

NeurogesX, Inc. †*	591	3

Nutraceutical International Corp. *	553	8

Obagi Medical Products, Inc. †*	1,000	11

Onyx Pharmaceuticals, Inc. *	3,450	102

Opko Health, Inc. †*	4,904	15

Optimer Pharmaceuticals, Inc. †*	1,763	17

Orexigen Therapeutics, Inc. †*	1,453	8

Osiris Therapeutics, Inc. †*	987	6

Pain Therapeutics, Inc. †*	2,044	16

Par Pharmaceutical Cos., Inc. *	1,940	70

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Pharmaceuticals – 3.0% – continued

Pharmacyclics, Inc. †*	2,048	$11

Pharmasset, Inc. †*	1,591	69

PharMerica Corp. †*	1,691	18

Pozen, Inc. †*	1,542	10

Progenics Pharmaceuticals, Inc. †*	1,780	8

Questcor Pharmaceuticals, Inc. †*	2,988	43

Rigel Pharmaceuticals, Inc. †*	2,818	22

Salix Pharmaceuticals Ltd. *	3,146	140

Santarus, Inc. †*	2,963	8

Savient Pharmaceuticals, Inc. †*	3,778	45

Schiff Nutrition International, Inc.	489	4

Sciclone Pharmaceuticals, Inc. †*	2,031	8

SIGA Technologies, Inc. †*	1,593	20

Somaxon Pharmaceuticals, Inc. †*	1,525	4

Spectrum Pharmaceuticals, Inc. †*	2,650	12

Sucampo Pharmaceuticals, Inc., Class A †*	609	2

Synta Pharmaceuticals Corp. †*	1,000	4

Synutra International, Inc. †*	1,051	13

Targacept, Inc. †*	1,294	27

Theravance, Inc. †*	3,421	85

USANA Health Sciences, Inc. †*	322	14

Vanda Pharmaceuticals, Inc. †*	1,372	11

Viropharma, Inc. †*	4,377	68

Vivus, Inc. †*	4,404	29

XenoPort, Inc. †*	1,253	10
Zalicus, Inc. †*	3,465	4
		1,876

Pipelines – 0.0%
Crosstex Energy, Inc. †	2,328	22

Real Estate – 0.2%

Avatar Holdings, Inc. †*	546	11

Consolidated-Tomoka Land Co. †	335	9

Forestar Group, Inc. †*	2,036	37

HFF, Inc., Class A †*	980	9

Kennedy-Wilson Holdings, Inc. †*	1,019	10

Terreno Realty Corp. †*	426	7

Thomas Properties Group, Inc. *	1,674	7
United Capital Corp. †*	100	3
		93

Real Estate Investment Trusts – 7.0%

Acadia Realty Trust	2,194	40

Agree Realty Corp.	539	15

Alexander’s, Inc. †	112	43

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Real Estate Investment Trusts – 7.0% – continued

American Campus Communities, Inc.	3,588	$113

American Capital Agency Corp. †	2,773	81

Anworth Mortgage Asset Corp.	6,504	45

Apollo Commercial Real Estate Finance, Inc. †	978	16

Ashford Hospitality Trust, Inc. *	2,385	22

Associated Estates Realty Corp.	1,807	27

BioMed Realty Trust, Inc. †	7,188	127

CapLease, Inc. †	3,230	20

Capstead Mortgage Corp.	3,907	46

CBL & Associates Properties, Inc. †	7,639	126

Cedar Shopping Centers, Inc.	3,229	20

Chatham Lodging Trust	474	8

Chesapeake Lodging Trust	822	16

Cogdell Spencer, Inc.	2,322	13

Colonial Properties Trust †	4,262	77

Colony Financial, Inc. †	882	17

Cousins Properties, Inc. †	4,835	36

CreXus Investment Corp. †	862	11

Cypress Sharpridge Investments, Inc.	2,000	27

DCT Industrial Trust, Inc. †	11,894	59

DiamondRock Hospitality Co. *	8,458	89

DuPont Fabros Technology, Inc. †	2,311	52

Dynex Capital, Inc. †	611	6

EastGroup Properties, Inc.	1,452	58

Education Realty Trust, Inc.	3,212	24

Entertainment Properties Trust †	2,564	119

Equity Lifestyle Properties, Inc.	1,419	76

Equity One, Inc. †	1,970	34

Excel Trust, Inc.	796	9

Extra Space Storage, Inc. †	4,799	77

FelCor Lodging Trust, Inc. *	5,228	31

First Industrial Realty Trust, Inc. †*	3,679	28

First Potomac Realty Trust	2,064	32

Franklin Street Properties Corp. †	3,769	48

Getty Realty Corp. †	1,175	35

Gladstone Commercial Corp. †	486	9

Glimcher Realty Trust	4,760	39

Government Properties Income Trust	1,542	40

Hatteras Financial Corp.	2,500	77

Healthcare Realty Trust, Inc. †	3,397	70

Hersha Hospitality Trust	7,390	45

Highwoods Properties, Inc. †	3,952	121

Home Properties, Inc. †	2,057	110

Hudson Pacific Properties, Inc. †	820	13

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Real Estate Investment Trusts – 7.0% – continued

Inland Real Estate Corp. †	3,976	$34

Invesco Mortgage Capital, Inc.	2,187	49

Investors Real Estate Trust †	4,083	36

iStar Financial, Inc. *	5,186	28

Kilroy Realty Corp. †	2,984	102

Kite Realty Group Trust †	3,193	16

LaSalle Hotel Properties	3,853	92

Lexington Realty Trust †	5,519	43

LTC Properties, Inc.	1,298	35

Medical Properties Trust, Inc.	6,148	64

MFA Financial, Inc.	15,408	126

Mid-America Apartment Communities, Inc.	1,799	110

Mission West Properties, Inc. †	1,200	8

Monmouth Real Estate Investment Corp., Class A †	1,369	11

MPG Office Trust, Inc. †*	2,501	6

National Health Investors, Inc. †	1,328	58

National Retail Properties, Inc. †	4,553	118

Newcastle Investment Corp. †*	3,239	18

NorthStar Realty Finance Corp. †	4,322	18

Omega Healthcare Investors, Inc.	5,119	108

One Liberty Properties, Inc.	439	7

Parkway Properties, Inc. †	1,250	20

Pebblebrook Hotel Trust *	1,844	35

Pennsylvania Real Estate Investment Trust †	3,072	41

Pennymac Mortgage Investment Trust †	883	16

Post Properties, Inc. †	2,676	91

PS Business Parks, Inc.	1,001	52

RAIT Financial Trust †*	4,222	7

Ramco-Gershenson Properties Trust	2,035	23

Redwood Trust, Inc. †	4,282	59

Resource Capital Corp. †	2,556	17

Retail Opportunity Investments Corp.	2,423	24

Sabra Healthcare REIT, Inc.	1,394	24

Saul Centers, Inc.	364	16

Sovran Self Storage, Inc. †	1,510	54

Starwood Property Trust, Inc. †	2,519	50

Strategic Hotels & Resorts, Inc. *	7,940	37

Sun Communities, Inc. †	1,076	36

Sunstone Hotel Investors, Inc. *	5,393	51

Tanger Factory Outlet Centers, Inc. †	2,224	107

Two Harbors Investment Corp.	1,394	14

UMH Properties, Inc. †	611	6

Universal Health Realty Income Trust †	664	23

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Real Estate Investment Trusts – 7.0% – continued

Urstadt Biddle Properties, Inc., Class A †	1,217	$22

U-Store-It Trust †	5,140	43

Walter Investment Management Corp.	1,484	26

Washington Real Estate Investment Trust †	3,342	103
Winthrop Realty Trust †	1,048	13
		4,344

Retail – 6.4%

99 Cents Only Stores *	2,482	39

AFC Enterprises, Inc. *	1,455	19

America’s Car-Mart, Inc. *	518	13

AnnTaylor Stores Corp. †*	3,220	87

Asbury Automotive Group, Inc. †*	1,650	26

Barnes & Noble, Inc. †	2,063	29

Bebe Stores, Inc. †	1,810	12

Big 5 Sporting Goods Corp.	1,151	16

Biglari Holdings, Inc. †*	81	31

BJ’s Restaurants, Inc. †*	1,256	46

Bob Evans Farms, Inc.	1,675	52

Bon-Ton Stores (The), Inc. †*	583	8

Books-A-Million, Inc. †	376	2

Borders Group, Inc. †*	3,058	3

Brown Shoe Co., Inc.	2,352	33

Buckle (The), Inc. †	1,420	54

Buffalo Wild Wings, Inc. †*	990	48

Build-A-Bear Workshop, Inc. †*	1,086	7

Cabela’s, Inc. †*	2,224	50

California Pizza Kitchen, Inc. *	1,114	19

Caribou Coffee Co., Inc. †*	363	4

Carrols Restaurant Group, Inc. †*	619	4

Casey’s General Stores, Inc.	2,061	82

Cash America International, Inc. †	1,636	59

Casual Male Retail Group, Inc. †*	2,115	10

Cato (The) Corp., Class A	1,540	44

CEC Entertainment, Inc. *	1,225	46

Charming Shoppes, Inc. *	6,526	25

Cheesecake Factory (The), Inc. †*	3,322	106

Children’s Place Retail Stores (The), Inc. †*	1,511	78

Christopher & Banks Corp.	2,085	11

Citi Trends, Inc. †*	793	19

Coinstar, Inc. †*	1,747	113

Coldwater Creek, Inc. †*	3,252	11

Collective Brands, Inc. †*	3,577	60

Conn’s, Inc. †*	846	3

Cracker Barrel Old Country Store, Inc.	1,292	68

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Retail – 6.4% – continued

Denny’s Corp. †*	5,534	$20

Destination Maternity Corp. *	268	10

Dillard’s, Inc., Class A †	2,413	75

DineEquity, Inc. †*	1,000	53

Domino’s Pizza, Inc. *	2,046	30

Dress Barn (The), Inc. *	3,242	80

DSW, Inc., Class A †*	795	31

Einstein Noah Restaurant Group, Inc. †*	300	4

Express, Inc. †*	835	13

Ezcorp, Inc., Class A *	2,551	64

Finish Line (The), Inc., Class A †	2,781	50

First Cash Financial Services, Inc. *	1,658	48

Fred’s, Inc., Class A	2,069	27

Gaiam, Inc., Class A †	1,000	8

Genesco, Inc. *	1,330	51

Group 1 Automotive, Inc. †	1,361	53

Haverty Furniture Cos., Inc. †	917	11

hhgregg, Inc. †*	726	18

Hibbett Sports, Inc. †*	1,606	55

HOT Topic, Inc. †	2,471	15

HSN, Inc. †*	2,177	62

Jack in the Box, Inc. †*	2,968	60

Jamba, Inc. †*	3,225	7

Jo-Ann Stores, Inc. *	1,500	73

Jos. A. Bank Clothiers, Inc. †*	1,510	68

Kenneth Cole Productions, Inc., Class A *	471	6

Kirkland’s, Inc. *	978	12

Krispy Kreme Doughnuts, Inc. *	3,447	21

Lithia Motors, Inc., Class A †	1,251	16

Liz Claiborne, Inc. †*	5,376	39

Lumber Liquidators Holdings, Inc. †*	1,198	28

MarineMax, Inc. †*	1,070	8

McCormick & Schmick’s Seafood Restaurants, Inc. †*	854	8

Men’s Wearhouse (The), Inc.	2,903	83

New York & Co., Inc. †*	1,439	5

Nu Skin Enterprises, Inc., Class A †	2,722	86

O’Charleys, Inc. *	1,036	7

OfficeMax, Inc. *	4,635	79

P.F. Chang’s China Bistro, Inc. †	1,293	65

Pacific Sunwear of California, Inc. *	3,711	23

Pantry (The), Inc. *	1,266	26

Papa John’s International, Inc. *	1,089	28

PC Connection, Inc. *	600	5

Penske Auto Group, Inc. †*	2,384	36

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Retail – 6.4% – continued

Pep Boys–Manny, Moe & Jack (The) †	2,980	$37

PetMed Express, Inc. †	1,220	22

Pier 1 Imports, Inc. †*	5,734	56

Pricesmart, Inc.	863	29

Red Robin Gourmet Burgers, Inc. †*	880	16

Regis Corp. †	3,181	57

Retail Ventures, Inc. †*	1,238	20

Rite Aid Corp. †*	29,794	28

Ruby Tuesday, Inc. *	3,598	46

Rue21, Inc. †*	798	24

Rush Enterprises, Inc., Class A †*	1,733	30

Ruth’s Hospitality Group, Inc. *	1,506	7

Saks, Inc. †*	7,554	84

Sally Beauty Holdings, Inc. †*	5,205	72

Shoe Carnival, Inc. †*	522	15

Sonic Automotive, Inc., Class A †*	2,309	29

Sonic Corp. †*	3,334	31

Stage Stores, Inc.	2,132	32

Stein Mart, Inc. *	1,450	14

Steinway Musical Instruments, Inc. *	236	4

Susser Holdings Corp. †*	400	5

Systemax, Inc. †*	600	8

Talbots, Inc. †*	3,872	45

Texas Roadhouse, Inc. †*	3,173	54

Tuesday Morning Corp. †*	1,632	9

Ulta Salon Cosmetics & Fragrance, Inc. *	1,740	61

Vitamin Shoppe, Inc. †*	852	25

West Marine, Inc. †*	822	8

Wet Seal (The), Inc., Class A *	5,890	19

Winmark Corp. †	147	5

World Fuel Services Corp. †	3,754	113
Zumiez, Inc. †*	1,104	35
		3,944

Savings & Loans – 1.0%

Abington Bancorp, Inc. †	1,106	13

Astoria Financial Corp. †	4,751	57

BankFinancial Corp. †	1,012	9

Beneficial Mutual Bancorp, Inc. *	1,810	14

Berkshire Hills Bancorp, Inc.	728	15

BofI Holding, Inc. †*	423	6

Brookline Bancorp, Inc.	3,287	32

Clifton Savings Bancorp, Inc. †	600	6

Danvers Bancorp, Inc.	1,071	16

Dime Community Bancshares	1,495	20

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Savings & Loans – 1.0% – continued

ESB Financial Corp. †	513	$7

ESSA Bancorp, Inc. †	900	12

First Financial Holdings, Inc.	952	10

Flagstar Bancorp, Inc. †*	2,489	3

Flushing Financial Corp.	1,672	22

Fox Chase Bancorp, Inc. †*	427	4

Heritage Financial Group, Inc.	52	1

Home Bancorp, Inc. †*	502	7

Home Federal Bancorp, Inc. †	961	11

Investors Bancorp, Inc. *	2,600	32

Kaiser Federal Financial Group, Inc. †	136	1

Kearny Financial Corp. †	752	6

Meridian Interstate Bancorp, Inc. †*	600	7

NASB Financial, Inc. †	199	3

NewAlliance Bancshares, Inc.	5,854	78

Northfield Bancorp, Inc. †	996	13

Northwest Bancshares, Inc.	6,092	63

OceanFirst Financial Corp.	702	8

Oritani Financial Corp.	3,043	34

Provident Financial Services, Inc. †	3,302	46

Provident New York Bancorp	1,998	19

Rockville Financial, Inc. †	517	6

Roma Financial Corp.	363	4

Territorial Bancorp, Inc. †	733	14

United Financial Bancorp, Inc. †	1,028	15

ViewPoint Financial Group	750	8

Waterstone Financial, Inc. †*	409	1

Westfield Financial, Inc. †	1,552	13
WSFS Financial Corp.	255	11
		647

Semiconductors – 3.4%

Advanced Analogic Technologies, Inc. †*	2,500	9

Alpha & Omega Semiconductor Ltd. †*	340	4

Amkor Technology, Inc. †*	5,897	41

Anadigics, Inc. †*	3,749	24

Applied Micro Circuits Corp. †*	3,634	34

ATMI, Inc. *	1,729	31

Axcelis Technologies, Inc. *	5,393	13

AXT, Inc. *	1,615	13

Brooks Automation, Inc. *	3,603	26

Cabot Microelectronics Corp. *	1,255	49

Cavium Networks, Inc. †*	2,434	89

Ceva, Inc. †*	1,115	26

Cirrus Logic, Inc. †*	3,672	56

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Semiconductors – 3.4% – continued

Cohu, Inc.	1,370	$20

Conexant Systems, Inc. †*	4,256	6

Diodes, Inc. *	1,905	47

DSP Group, Inc. †*	1,412	11

Emulex Corp. *	4,517	51

Entegris, Inc. *	7,223	47

Entropic Communications, Inc. †*	3,101	28

Exar Corp. †*	2,120	14

Formfactor, Inc. *	2,779	26

FSI International, Inc. †*	2,513	9

GSI Technology, Inc. †*	1,075	8

GT Solar International, Inc. †*	3,286	22

Hittite Microwave Corp. *	1,484	85

Ikanos Communications, Inc. †*	2,809	3

Integrated Device Technology, Inc. *	8,811	57

Integrated Silicon Solution, Inc. *	1,356	11

IXYS Corp. *	1,396	16

Kopin Corp. †*	3,428	14

Kulicke & Soffa Industries, Inc. †*	3,872	26

Lattice Semiconductor Corp. *	6,421	29

LTX - Credence Corp. †*	2,631	21

Mattson Technology, Inc. *	2,599	7

MaxLinear, Inc. †*	375	4

Micrel, Inc. †	2,806	35

Microsemi Corp. *	4,507	100

Microtune, Inc. †*	2,977	9

Mindspeed Technologies, Inc. †*	1,697	11

MIPS Technologies, Inc. †*	2,636	36

MKS Instruments, Inc. *	2,715	55

Monolithic Power Systems, Inc. †*	1,770	28

MoSys, Inc. †*	1,396	6

Nanometrics, Inc. †*	953	11

Netlogic Microsystems, Inc. †*	3,429	107

Omnivision Technologies, Inc. *	2,902	82

Pericom Semiconductor Corp. *	1,469	15

Photronics, Inc. †*	2,803	18

PLX Technology, Inc. *	1,902	6

Power Integrations, Inc. †	1,377	55

Richardson Electronics Ltd.	739	8

Rubicon Technology, Inc. †*	926	20

Rudolph Technologies, Inc. *	1,754	13

Semtech Corp. *	3,371	79

Sigma Designs, Inc. †*	1,693	20

Silicon Image, Inc. †*	4,385	34

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Semiconductors – 3.4% – continued

Standard Microsystems Corp. †*	1,209	$33

Supertex, Inc. †*	560	14

Tessera Technologies, Inc. *	2,813	56

TriQuint Semiconductor, Inc. *	8,545	102

Ultra Clean Holdings †*	1,135	9

Ultratech, Inc. *	1,368	25

Veeco Instruments, Inc. †*	2,237	98

Volterra Semiconductor Corp. *	1,330	30
Zoran Corp. *	2,803	19
		2,111

Software – 4.1%

Accelrys, Inc. †*	3,139	26

ACI Worldwide, Inc. *	1,887	48

Actuate Corp. †*	2,637	15

Acxiom Corp. *	3,790	65

Advent Software, Inc. †*	866	45

American Software, Inc., Class A	1,300	9

Ariba, Inc. *	4,927	100

Aspen Technology, Inc. *	3,404	43

athenahealth, Inc. †*	1,821	75

Avid Technology, Inc. †*	1,568	24

Blackbaud, Inc. †	2,462	62

Blackboard, Inc. †*	1,879	78

Bottomline Technologies, Inc. †*	1,762	33

CDC Corp. †*	1,699	7

CommVault Systems, Inc. *	2,361	69

Computer Programs & Systems, Inc. †	563	26

Concur Technologies, Inc. †*	2,225	114

Convio, Inc. *	317	2

CSG Systems International, Inc. *	1,822	34

Deltek, Inc. †*	1,120	8

DemandTec, Inc. †*	1,200	12

Digi International, Inc. *	1,272	12

DynaVox, Inc., Class A †*	511	2

Ebix, Inc.† *	1,503	31

Epicor Software Corp. *	2,720	25

EPIQ Systems, Inc. †	1,869	24

Fair Isaac Corp. †	2,335	55

FalconStor Software, Inc. †*	1,461	4

Global Defense Technology & Systems, Inc. *	213	3

Guidance Software, Inc. †*	873	5

Innerworkings, Inc. †*	1,252	8

Interactive Intelligence, Inc. *	705	19

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Software – 4.1% – continued

JDA Software Group, Inc. *	2,279	$60

Lawson Software, Inc. *	7,681	66

Mantech International Corp., Class A *	1,217	49

MedAssets, Inc. †*	2,353	44

Medidata Solutions, Inc. *	1,006	20

MicroStrategy, Inc., Class A †*	489	42

Monotype Imaging Holdings, Inc. *	1,264	14

NetSuite, Inc. †*	974	24

Omnicell, Inc. †*	1,743	23

OPNET Technologies, Inc. †	825	20

Parametric Technology Corp. †*	6,424	138

PDF Solutions, Inc. *	1,119	5

Pegasystems, Inc. †	925	29

Progress Software Corp. *	2,335	90

PROS Holdings, Inc. *	1,115	11

QAD, Inc. †*	675	3

QLIK Technologies, Inc. †*	745	18

Quality Systems, Inc. †	1,045	67

Quest Software, Inc. *	3,321	84

RealPage, Inc. †*	789	22

Renaissance Learning, Inc. †	701	8

RightNow Technologies, Inc. †*	1,194	30

Rosetta Stone, Inc. †*	541	11

Schawk, Inc.	570	10

Seachange International, Inc. †*	1,627	13

Smith Micro Software, Inc. *	1,606	24

SolarWinds, Inc. *	1,873	33

SS&C Technologies Holdings, Inc. *	606	12

Synchronoss Technologies, Inc. †*	1,088	28

SYNNEX Corp. †*	1,258	36

Take-Two Interactive Software, Inc. †*	3,826	42

Taleo Corp., Class A *	2,205	68

THQ, Inc. †*	3,832	20

Trident Microsystems, Inc. †*	3,394	6

Tyler Technologies, Inc. †*	1,736	35

Ultimate Software Group, Inc. *	1,393	61
VeriFone Systems, Inc. *	4,709	164
		2,513

Storage/Warehousing – 0.1%
Mobile Mini, Inc. †*	1,971	36

Telecommunications – 3.9%

Acme Packet, Inc. *	2,418	118

ADC Telecommunications, Inc. †*	5,290	67

ADTRAN, Inc. †	3,421	107

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Telecommunications – 3.9% – continued

Alaska Communications Systems Group, Inc. †	2,386	$25

Anaren, Inc. *	849	15

Anixter International, Inc.	1,537	86

Applied Signal Technology, Inc.	710	23

Arris Group, Inc. *	6,949	70

Aruba Networks, Inc. *	4,301	91

Atlantic Tele-Network, Inc. †	493	17

Aviat Networks, Inc. †*	3,353	14

BigBand Networks, Inc. †*	3,043	9

Black Box Corp.	973	35

Calix, Inc. †*	458	6

Cbeyond, Inc. †*	1,570	21

Cincinnati Bell, Inc. *	11,361	28

Comtech Telecommunications Corp.	1,585	47

Consolidated Communications Holdings, Inc.	1,392	26

CPI International, Inc. *	370	7

DigitalGlobe, Inc. *	1,505	44

EMS Technologies, Inc. *	793	15

Extreme Networks, Inc. †*	4,851	14

FiberTower Corp. †*	2,330	10

Finisar Corp. †*	4,142	79

General Communication, Inc., Class A †*	2,613	29

GeoEye, Inc. *	1,224	49

Global Crossing Ltd. †*	1,578	21

Globalstar, Inc. †*	3,430	5

Globecomm Systems, Inc. †*	1,204	10

Harmonic, Inc. *	5,324	36

Hughes Communications, Inc. †*	521	21

Hypercom Corp. *	2,430	18

ICO Global Communications Holdings Ltd. *	4,710	7

IDT Corp., Class B †	745	15

Infinera Corp. *	4,839	39

InterDigital, Inc. †*	2,430	80

IPG Photonics Corp. *	1,394	40

Iridium Communications, Inc. †*	1,744	16

Ixia *	1,856	29

Knology, Inc. *	1,604	25

KVH Industries, Inc. †*	780	10

LogMeIn, Inc. †*	799	35

Loral Space & Communications, Inc. †*	581	42

Meru Networks, Inc. †*	369	5

Netgear, Inc. †*	1,940	62

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Telecommunications – 3.9% – continued

Network Equipment Technologies, Inc. †*	1,666	$7

Neutral Tandem, Inc. †*	1,872	27

Novatel Wireless, Inc. †*	1,527	15

NTELOS Holdings Corp.	1,687	29

Occam Networks, Inc. †*	759	6

Oclaro, Inc. †*	2,654	26

Oplink Communications, Inc. †*	1,080	19

Opnext, Inc. †*	3,092	4

PAETEC Holding Corp. †*	6,910	26

Plantronics, Inc.	2,653	95

Powerwave Technologies, Inc. †*	7,821	17

Preformed Line Products Co. †	147	7

Premiere Global Services, Inc. *	3,134	22

RF Micro Devices, Inc. *	14,804	104

SAVVIS, Inc. †*	2,030	51

Shenandoah Telecommunications Co. †	1,271	22

ShoreTel, Inc. †*	2,630	19

Sonus Networks, Inc. *	11,567	31

Sycamore Networks, Inc.	1,052	32

Symmetricom, Inc. *	2,250	15

Syniverse Holdings, Inc. *	3,874	118

Tekelec *	3,722	46

TeleNav, Inc. †*	569	4

Tessco Technologies, Inc. †	294	4

USA Mobility, Inc.	1,204	21

UTStarcom, Inc. †*	6,664	14

Viasat, Inc. †*	1,832	76
Vonage Holdings Corp. †*	5,659	14
		2,439

Textiles – 0.1%

Culp, Inc. †*	458	5

G&K Services, Inc., Class A	992	27
Unifirst Corp.	794	41
		73

Toys, Games & Hobbies – 0.1%

Jakks Pacific, Inc. †*	1,579	31

Leapfrog Enterprises, Inc. †*	1,651	9
RC2 Corp. *	1,220	27
		67

Transportation – 2.0%

Air Transport Services Group, Inc. *	2,915	21

American Commercial Lines, Inc. †*	529	17

Arkansas Best Corp. †	1,424	35

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Transportation – 2.0% – continued

Atlas Air Worldwide Holdings, Inc. *	1,421	$77

Baltic Trading Ltd. †	805	9

Bristow Group, Inc. *	1,984	87

CAI International, Inc. †*	616	13

Celadon Group, Inc. *	1,159	16

DHT Holdings, Inc. †	2,933	13

Dynamex, Inc. *	562	14

Eagle Bulk Shipping, Inc. †*	3,410	17

Echo Global Logistics, Inc. †*	632	7

Excel Maritime Carriers Ltd. †*	2,034	11

Forward Air Corp.	1,600	44

Genco Shipping & Trading Ltd. †*	1,629	24

General Maritime Corp. †	4,239	16

Genesee & Wyoming, Inc., Class A *	2,119	101

Golar LNG Ltd. †	2,055	29

Gulfmark Offshore, Inc. *	1,325	39

Heartland Express, Inc. †	2,764	43

Horizon Lines, Inc., Class A †	1,828	7

HUB Group, Inc., Class A *	2,056	67

International Shipholding Corp. †	301	8

Knight Transportation, Inc.	3,243	62

Knightsbridge Tankers Ltd. †	1,341	30

Marten Transport Ltd.	870	19

Nordic American Tanker Shipping †	2,537	66

Old Dominion Freight Line, Inc. *	2,305	67

Overseas Shipholding Group, Inc. †	1,393	49

P.A.M. Transportation Services, Inc. *	319	3

Pacer International, Inc. †*	1,946	11

Patriot Transportation Holding, Inc. †*	88	6

PHI, Inc. (Non Voting) †*	686	12

Quality Distribution, Inc. †*	626	4

RailAmerica, Inc. †*	1,199	15

Roadrunner Transportation Systems, Inc. *	520	7

Saia, Inc. †*	841	13

Scorpio Tankers, Inc. †*	604	6

Ship Finance International Ltd. †	2,482	54

Teekay Tankers Ltd., Class A †	1,443	17

Ultrapetrol (Bahamas) Ltd. †*	1,300	9

Universal Truckload Services, Inc. †*	410	6

USA Truck, Inc. *	432	6
Werner Enterprises, Inc. †	2,334	50
		1,227

Trucking & Leasing – 0.2%

Aircastle Ltd.	2,736	26

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Trucking & Leasing – 0.2% – continued

AMERCO *	473	$46

Greenbrier Cos., Inc. *	991	18

TAL International Group, Inc.	910	26
Textainer Group Holdings Ltd. †	561	16
		132

Water – 0.3%

American States Water Co. †	1,030	38

Artesian Resources Corp., Class A †	184	3

California Water Service Group †	1,091	41

Connecticut Water Service, Inc. †	500	13

Consolidated Water Co. Ltd. †	851	8

Middlesex Water Co. †	800	14

Pico Holdings, Inc. *	1,275	36

SJW Corp. †	676	17
York Water Co. †	779	12
		182
Total Common Stocks
(Cost $54,279)		60,163

INVESTMENT COMPANIES – 52.3%

Kayne Anderson Energy Development Co.	600	11

Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	1,296,408	1,296
Northern Institutional Funds – Liquid Assets Portfolio (2)(4)(5)	30,995,950	30,996
Total Investment Companies
(Cost $32,305)		32,303
OTHER – 0.0%

Escrow DLB Oil & Gas (1)*	400	–
Escrow Position PetroCorp. (1)*	420	–
Total Other
(Cost $ – )		–
RIGHTS – 0.0%
CSF Holdings, Inc. (1)*	2,000	–
Total Rights
(Cost $ – )		–

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

American Satellite Network (1)*	350	$–

Krispy Kreme Doughnuts, Inc., Exp. 3/2/12, Strike $12.21 *	88	–
Lantronix, Inc., Exp. 2/9/11 *	152	–
Total Warrants
(Cost $ – )		–

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%
U.S. Treasury Bill, 0.17%, 5/5/11 (6)	$180	$180
Total Short-Term Investments
(Cost $180)		180

Total Investments – 149.9%
(Cost $86,764)		92,646
Liabilities less Other Assets – (49.9)%		(30,848)
NET ASSETS – 100.0%		$61,798

(1)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(2)	Investment in affiliated Portfolio.
(3)	The Portfolio had approximately $1,296,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(4)	Investment relates to cash collateral received from Portfolio securities loaned.
(5)	The Portfolio had approximately $9,990,000 of net purchases in the Liquid Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.

†	Security is either wholly or partially on loan.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At November 30, 2010, the Small Company Index Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
Russell 2000 Mini	22	$1,598	Long	12/10	$154

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	65	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued	NOVEMBER 30, 2010

At November 30, 2010, the industry sectors (unaudited) for the Small Company Index Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.0%
Consumer Staples	3.0
Energy	6.2
Financials	20.3
Health Care	12.0
Industrials	15.8
Information Technology	18.9
Materials	5.6
Telecommunication Services	1.0
Utilities	3.2

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Company Index Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2010:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$60,163	(1)	$–	$–	$60,163
Investment Companies	32,303		–	–	32,303
Warrants	–	(2)	–	–	–
Short-Term Investments	–		180	–	180
Total Investments	$92,466		$180	$–	$92,646

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$154		$–	$–	$154

(1)	Classifications as defined in the Schedule of Investments.
(2)	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	66	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH PORTFOLIO (A)	NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7%

Aerospace/Defense – 4.4%

Boeing (The) Co.	28,555	$1,821

Rockwell Collins, Inc.	15,205	852
United Technologies Corp. †	17,065	1,285
		3,958

Apparel – 2.4%

NIKE, Inc., Class B	24,785	2,135

Auto Parts & Equipment – 2.4%

Johnson Controls, Inc.	60,315	2,198

Beverages – 2.2%

PepsiCo, Inc.	31,125	2,012

Biotechnology – 3.5%

Alexion Pharmaceuticals, Inc. †*	13,675	1,046

Celgene Corp. *	18,785	1,115
Life Technologies Corp. *	19,155	954
		3,115

Chemicals – 2.0%

Air Products & Chemicals, Inc.	9,870	851
Ecolab, Inc.	19,655	940
		1,791

Commercial Services – 1.6%
Mastercard, Inc., Class A	6,200	1,469

Computers – 15.4%

Apple, Inc. *	14,370	4,471

Cognizant Technology Solutions Corp., Class A *	31,835	2,069

EMC Corp. *	73,615	1,582

International Business Machines Corp.	13,702	1,938

NetApp, Inc.† *	37,695	1,920

Riverbed Technology, Inc. *	27,850	944
Teradata Corp. *	23,320	958
		13,882

Diversified Financial Services – 3.4%

American Express Co.	41,035	1,774
IntercontinentalExchange, Inc. *	11,831	1,333
		3,107

Electronics – 0.9%

Dolby Laboratories, Inc., Class A *	12,595	797

Food – 3.0%

Sysco Corp.	51,130	1,484
Whole Foods Market, Inc. †*	25,350	1,197
		2,681

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Healthcare – Products – 2.1%

Covidien PLC	22,155	$932
Intuitive Surgical, Inc. †*	3,689	960
		1,892

Internet – 6.6%

Amazon.com, Inc. *	12,385	2,172

F5 Networks, Inc. †*	7,509	990

Google, Inc., Class A *	4,523	2,513
priceline.com, Inc. *	689	272
		5,947

Machinery – Diversified – 4.0%

Cummins, Inc. †	17,805	1,729
Deere & Co.	25,085	1,874
		3,603

Media – 1.9%

Walt Disney (The) Co.	47,625	1,739

Metal Fabrication/Hardware – 1.0%

Precision Castparts Corp. †	6,556	905

Mining – 3.6%

BHP Billiton Ltd. ADR †	13,300	1,096

Freeport-McMoRan Copper & Gold, Inc.	12,565	1,273
Titanium Metals Corp. *	48,187	832
		3,201

Miscellaneous Manufacturing – 1.6%

Danaher Corp.	33,460	1,447

Oil & Gas – 5.0%

Apache Corp.	12,627	1,359

Exxon Mobil Corp.	20,395	1,419

Suncor Energy, Inc.	26,920	905
Talisman Energy, Inc.	45,230	867
		4,550

Oil & Gas Services – 4.8%

National Oilwell Varco, Inc.	29,765	1,824
Schlumberger Ltd.	31,890	2,467
		4,291

Pharmaceuticals – 2.3%

Abbott Laboratories	25,165	1,171
Teva Pharmaceutical Industries Ltd. ADR	17,270	864
		2,035

Retail – 8.8%

Costco Wholesale Corp.	13,015	880

See Notes to the Financial Statements.

(A) Formerly known as the Focused Growth Portfolio

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	67	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH PORTFOLIO continued	NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Retail – 8.8% – continued

McDonald’s Corp.	27,610	$2,162

Nordstrom, Inc. †	16,160	692

Starbucks Corp.	46,120	1,411

Tiffany & Co. †	30,000	1,863
TJX Cos., Inc.	20,045	914
		7,922

Software – 10.0%

Autodesk, Inc. †*	26,535	936

Cerner Corp. †*	15,785	1,387

Citrix Systems, Inc. *	41,880	2,782

Microsoft Corp.	34,230	863

Oracle Corp.	25,350	685

Red Hat, Inc. *	19,765	860
Salesforce.com, Inc. *	10,840	1,509
		9,022

Telecommunications – 4.7%

Cisco Systems, Inc. *	45,935	880

Juniper Networks, Inc. *	40,379	1,374
QUALCOMM, Inc.	42,795	2,000
		4,254

Transportation – 1.1%

Kansas City Southern †*	21,750	1,030
Total Common Stocks
(Cost $73,000)		88,983
INVESTMENT COMPANIES – 19.3%

Northern Institutional Funds - Diversified Assets Portfolio (1)(2)	3,229,450	3,230

Northern Institutional Funds - Liquid Assets Portfolio (1)(3)(4)	14,131,079	14,131
Total Investment Companies
(Cost $17,361)		17,361
Total Investments – 118.0%
(Cost $90,361)		106,344

Liabilities less Other Assets – (18.0)%		(16,213)
NET ASSETS – 100.0%		$90,131

(1)	Investment in affiliated Portfolio.
(2)	The Portfolio had approximately $3,230,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(3)	The Portfolio had approximately $4,354,000 of net purchases in the Liquid Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(4)	Investment relates to cash collateral received from Portfolio securities loaned.

†	Security is either wholly or partially on loan.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At November 30, 2010, the industry sectors (unaudited) for the Large Cap Growth Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	17.5%
Consumer Staples	6.3
Energy	9.9
Financials	3.5
Health Care	9.5
Industrials	12.3
Information Technology	35.4
Materials	5.6

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Growth Portfolio’s investments, which are carried at fair value, as of November 30, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$88,983 (1)	$–	$–	$88,983
Investment Companies	17,361	–	–	17,361
Total Investments	$106,344	$–	$–	$106,344

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	68	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY PORTFOLIO (A)	NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1%

Aerospace/Defense – 2.2%

L-3 Communications Holdings, Inc.	553	$39

Raytheon Co. †	1,541	71
United Technologies Corp. †	1,069	81
		191

Apparel – 3.2%

Coach, Inc. †	1,906	108
Polo Ralph Lauren Corp. †	1,576	172
		280

Banks – 8.8%

Citigroup, Inc. *	43,391	182

Comerica, Inc. †	2,136	78

Goldman Sachs Group (The), Inc.	305	48

JPMorgan Chase & Co.	5,022	188

Morgan Stanley	3,615	88

SunTrust Banks, Inc. †	1,429	33

U.S. Bancorp	3,568	85
Wells Fargo & Co.	2,640	72
		774

Beverages – 1.8%

Dr Pepper Snapple Group, Inc.	1,998	73
PepsiCo, Inc.	1,316	85
		158

Biotechnology – 1.5%

Alexion Pharmaceuticals, Inc. †*	1,062	81
Amgen, Inc. *	1,037	55
		136

Coal – 0.8%

Arch Coal, Inc. †	2,420	71

Computers – 7.8%

Apple, Inc. *	657	204

Brocade Communications Systems, Inc. *	10,431	52

EMC Corp. *	6,145	132

Hewlett-Packard Co.	2,372	100

International Business Machines Corp.	969	137
Teradata Corp. *	1,467	60
		685

Cosmetics/Personal Care – 1.5%

Procter & Gamble (The) Co.	2,094	128

Diversified Financial Services – 1.4%

Discover Financial Services	6,830	125

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Electric – 2.4%

Entergy Corp.†	799	$57

NRG Energy, Inc. †*	4,968	96
Southern (The) Co. †	1,588	60
		213

Food – 2.2%

General Mills, Inc.	3,180	112
Unilever PLC ADR †	2,875	81
		193

Forest Products & Paper – 0.7%

UPM-Kymmene OYJ ADR †	4,379	65

Healthcare - Products – 1.7%

Covidien PLC	1,416	60
Johnson & Johnson	1,530	94
		154

Healthcare - Services – 2.8%

Humana, Inc. *	2,576	145
Tenet Healthcare Corp. †*	25,564	104
		249

Home Builders – 0.8%

Pulte Group, Inc. †*	11,563	72

Insurance – 5.2%

ACE Ltd.	1,160	68

CNO Financial Group, Inc. †*	19,123	112

MGIC Investment Corp. †*	12,237	104

Unum Group†	2,606	56
XL Group PLC †	6,040	119
		459

Internet – 2.5%

AOL, Inc. †*	2,757	67

Google, Inc., Class A *	161	89
GSI Commerce, Inc. †*	2,738	65
		221

Machinery - Construction & Mining – 0.9%

Joy Global, Inc. †	1,050	80

Machinery - Diversified – 0.8%

Cummins, Inc. †	682	66

Media – 2.1%

Time Warner, Inc. †	3,334	98
Walt Disney (The) Co. †	2,299	84
		182
See Notes to the Financial Statements.

(A) Formerly known as the Diversified Growth Portfolio

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	69	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Metal Fabrication/Hardware – 1.3%

Precision Castparts Corp. †	813	$112

Mining – 1.9%

Alcoa, Inc.	6,759	89
Titanium Metals Corp. *	4,528	78
		167

Miscellaneous Manufacturing – 4.3%

Dover Corp. †	913	50

General Electric Co.	12,605	199
Parker Hannifin Corp. †	1,592	128
		377

Office/Business Equipment – 1.1%

Canon, Inc. ADR	2,126	100

Oil & Gas – 11.5%

Apache Corp. †	1,258	135

Chevron Corp.	2,415	196

Ensco PLC ADR †	1,771	84

Exxon Mobil Corp.	2,122	148

Noble Corp. †	2,564	87

Occidental Petroleum Corp. †	2,206	194

Petroleo Brasileiro S.A. ADR †	2,701	88
Talisman Energy, Inc. †	4,228	81
		1,013

Pharmaceuticals – 6.3%

Cephalon, Inc. †*	1,384	88

Forest Laboratories, Inc. *	3,011	96

Mead Johnson Nutrition Co.	1,735	103

Merck & Co., Inc.	6,513	225
Teva Pharmaceutical Industries Ltd. ADR	800	40
		552

Retail – 7.0%

Darden Restaurants, Inc.	1,897	93

Gap (The), Inc.	2,920	62

McDonald’s Corp.	785	62

Nordstrom, Inc. †	2,134	91

Target Corp.	1,949	111

TJX Cos., Inc.	1,619	74
Wal-Mart Stores, Inc.	2,253	122
		615

Semiconductors – 3.5%

ASML Holding N.V. (Registered) †	2,958	96

Intel Corp.	1,715	36

NXP Semiconductor N.V. *	3,628	46

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Semiconductors – 3.5% – continued

ON Semiconductor Corp. *	6,259	$51
Texas Instruments, Inc.	2,605	83
		312

Software – 1.9%

Activision Blizzard, Inc. †	7,208	85
Check Point Software Technologies Ltd. †*	1,864	80
		165

Telecommunications – 5.0%

AT&T, Inc.	2,696	75

Cisco Systems, Inc. *	5,816	111

QUALCOMM, Inc.	1,135	53

Verizon Communications, Inc.	2,366	76
Virgin Media, Inc. †	4,836	123
		438

Tobacco – 2.4%

Philip Morris International, Inc.	3,740	213

Transportation – 1.8%

Kansas City Southern †*	3,363	159
Total Common Stocks
(Cost $7,380)		8,725

INVESTMENT COMPANIES – 41.0%

Northern Institutional Funds - Diversified Assets Portfolio (1)(2)	91,927	92

Northern Institutional Funds - Liquid Assets Portfolio (1)(3)(4)	3,523,889	3,524
Total Investment Companies
(Cost $3,616)		3,616
Total Investments – 140.1%
(Cost $10,996)		12,341

Liabilities less Other Assets – (40.1)%		(3,533)
NET ASSETS – 100.0%		$8,808

(1)	Investment in affiliated Portfolio.
(2)	The Portfolio had approximately $92,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(3)	The Portfolio had approximately $661,000 of net purchases in the Liquid Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(4)	Investment relates to cash collateral received from Portfolio securities loaned.

†	Security is either wholly or partially on loan.
*	Non-Income Producing Security

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	70	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

Percentages shown are based on Net Assets.

At November 30, 2010, the industry sectors (unaudited) for the Large Cap Equity Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.2%
Consumer Staples	10.5
Energy	12.4
Financials	15.6
Health Care	11.3
Industrials	11.3
Information Technology	18.9
Materials	2.7
Telecommunication Services	1.7
Utilities	2.4

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1– Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Equity Portfolio’s investments, which are carried at fair value, as of November 30, 2010:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$8,725	(1)	$–	$–	$8,725
Investment Companies	3,616		–	–	3,616
Total Investments	$12,341		$–	$–	$12,341

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	71	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8%

Advertising – 0.2%

Interpublic Group of (The) Cos., Inc. *	24,789	$264
Omnicom Group, Inc.	15,336	697
		961

Aerospace/Defense – 2.1%

Boeing (The) Co.	37,102	2,366

General Dynamics Corp.	19,241	1,272

Goodrich Corp.	6,349	545

L-3 Communications Holdings, Inc.	5,879	413

Lockheed Martin Corp.	14,993	1,020

Northrop Grumman Corp.	14,858	916

Raytheon Co.	19,069	882

Rockwell Collins, Inc.	8,008	449
United Technologies Corp.	47,124	3,547
		11,410

Agriculture – 1.8%

Altria Group, Inc.	105,810	2,540

Archer-Daniels-Midland Co.	32,363	938

Lorillard, Inc.	7,651	609

Philip Morris International, Inc.	93,029	5,292
Reynolds American, Inc.	17,186	532
		9,911

Airlines – 0.1%
Southwest Airlines Co.	37,842	504

Apparel – 0.6%

Coach, Inc.	15,166	857

NIKE, Inc., Class B	19,618	1,690

Polo Ralph Lauren Corp.	3,336	364
VF Corp.	4,350	361
		3,272

Auto Manufacturers – 0.7%

Ford Motor Co. †*	174,437	2,780
PACCAR, Inc.	18,544	999
		3,779

Auto Parts & Equipment – 0.3%

Goodyear Tire & Rubber (The) Co. *	12,312	118
Johnson Controls, Inc.	34,166	1,245
		1,363

Banks – 7.9%

Bank of America Corp.	509,372	5,578

Bank of New York Mellon (The) Corp.	61,495	1,660

BB&T Corp. †	34,976	811

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Banks – 7.9% – continued

Capital One Financial Corp.	23,204	$864

Citigroup, Inc. *	1,294,146	5,435

Comerica, Inc.	9,072	331

Fifth Third Bancorp	40,551	485

First Horizon National Corp. †*	12,072	116

First Horizon National Corp. - (Fractional Shares) *	210,200	–

Goldman Sachs Group (The), Inc.	26,190	4,089

Huntington Bancshares, Inc. †	36,696	214

JPMorgan Chase & Co.	201,272	7,524

KeyCorp †	44,879	338

M&T Bank Corp. †	6,042	465

Marshall & Ilsley Corp.	27,055	130

Morgan Stanley	76,750	1,877

Northern Trust Corp. (1)(2)	12,286	618

PNC Financial Services Group, Inc.	26,614	1,433

Regions Financial Corp. †	63,987	344

State Street Corp.	25,490	1,101

SunTrust Banks, Inc. †	25,490	595

U.S. Bancorp	97,309	2,314

Wells Fargo & Co.	265,617	7,227
Zions Bancorporation	8,827	172
		43,721

Beverages – 2.6%

Brown-Forman Corp., Class B	5,251	344

Coca-Cola (The) Co.	117,276	7,408

Coca-Cola Enterprises, Inc.	16,846	407

Constellation Brands, Inc., Class A †*	9,131	188

Dr Pepper Snapple Group, Inc.	12,149	445

Molson Coors Brewing Co., Class B	8,016	382
PepsiCo, Inc.	80,754	5,219
		14,393

Biotechnology – 1.4%

Amgen, Inc. *	48,842	2,574

Biogen Idec, Inc. †*	12,292	786

Celgene Corp. *	23,413	1,390

Genzyme Corp. *	12,976	924

Gilead Sciences, Inc. *	42,609	1,555
Life Technologies Corp. *	9,287	463
		7,692

Building Materials – 0.0%
Masco Corp.	18,180	198

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	72	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Chemicals – 2.1%

Air Products & Chemicals, Inc.	10,797	$931

Airgas, Inc.	3,783	231

CF Industries Holdings, Inc.	3,611	436

Dow Chemical (The) Co.	58,773	1,833

E.I. du Pont de Nemours & Co.	46,042	2,164

Eastman Chemical Co.	3,671	286

Ecolab, Inc.	11,868	567

FMC Corp.	3,696	288

International Flavors & Fragrances, Inc.	4,043	212

Monsanto Co.	27,368	1,640

PPG Industries, Inc. †	8,443	658

Praxair, Inc.	15,546	1,431

Sherwin-Williams (The) Co. †	4,537	336
Sigma-Aldrich Corp. †	6,183	391
		11,404

Coal – 0.3%

Consol Energy, Inc.	11,465	481

Massey Energy Co. †	5,220	256
Peabody Energy Corp.	13,645	803
		1,540

Commercial Services – 1.4%

Apollo Group, Inc., Class A *	6,400	218

Automatic Data Processing, Inc.	24,778	1,104

DeVry, Inc.	3,153	135

Equifax, Inc.	6,428	222

H&R Block, Inc. †	15,931	201

Iron Mountain, Inc. †	10,379	231

Mastercard, Inc., Class A	4,917	1,165

Monster Worldwide, Inc. †*	6,407	145

Moody’s Corp. †	10,453	280

Paychex, Inc.	16,364	467

Quanta Services, Inc. *	10,715	189

R.R. Donnelley & Sons Co.	10,460	165

Robert Half International, Inc. †	7,612	211

SAIC, Inc. †*	14,862	228

Total System Services, Inc. †	8,598	130

Visa, Inc., Class A †	25,191	1,860
Western Union (The) Co.	33,579	592
		7,543

Computers – 6.4%

Apple, Inc. *	46,358	14,424

Cognizant Technology Solutions Corp., Class A *	15,212	988

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Computers – 6.4% – continued

Computer Sciences Corp.	7,835	$350

Dell, Inc. *	85,608	1,132

EMC Corp. *	104,383	2,243

Hewlett-Packard Co.	115,145	4,828

International Business Machines Corp.	64,005	9,054

Lexmark International, Inc., Class A *	3,969	144

NetApp, Inc. *	18,182	926

SanDisk Corp. *	11,908	531

Teradata Corp. *	8,487	349
Western Digital Corp. *	11,629	390
		35,359

Cosmetics/Personal Care – 2.1%

Avon Products, Inc.	21,781	622

Colgate-Palmolive Co.	24,705	1,891

Estee Lauder (The) Cos., Inc., Class A	5,812	435
Procter & Gamble (The) Co.	144,072	8,799
		11,747

Distribution/Wholesale – 0.2%

Fastenal Co. †	7,497	401

Genuine Parts Co. †	8,092	390
W.W. Grainger, Inc.	3,034	379
		1,170

Diversified Financial Services – 1.7%

American Express Co.	52,978	2,290

Ameriprise Financial, Inc.	12,771	662

Charles Schwab (The) Corp.	50,014	752

CME Group, Inc.	3,398	979

Discover Financial Services	27,602	504

E*TRADE Financial Corp. †*	10,006	147

Federated Investors, Inc., Class B †	4,537	107

Franklin Resources, Inc.	7,421	847

IntercontinentalExchange, Inc. *	3,755	423

Invesco Ltd.	23,724	516

Janus Capital Group, Inc.	9,309	97

Legg Mason, Inc. †	7,975	260

NASDAQ OMX Group (The), Inc. †*	7,392	159

NYSE Euronext	13,246	362

SLM Corp. *	24,655	285
T.Rowe Price Group, Inc.	12,998	758
		9,148

Electric – 3.1%

AES (The) Corp. *	33,943	367

Allegheny Energy, Inc.	8,591	196

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	73	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Electric – 3.1% – continued

Ameren Corp.	12,085	$347

American Electric Power Co., Inc.	24,216	862

CMS Energy Corp. †	11,555	208

Consolidated Edison, Inc.	14,323	693

Constellation Energy Group, Inc.	10,220	290

Dominion Resources, Inc.	29,951	1,244

DTE Energy Co.	8,547	381

Duke Energy Corp.	66,681	1,170

Edison International	16,535	611

Entergy Corp.	9,498	677

Exelon Corp.	33,593	1,323

FirstEnergy Corp. †	15,494	544

Integrys Energy Group, Inc. †	3,908	190

NextEra Energy, Inc.	21,033	1,065

Northeast Utilities	8,918	277

NRG Energy, Inc. *	12,937	251

Pepco Holdings, Inc. †	11,290	207

PG&E Corp.	19,883	933

Pinnacle West Capital Corp.	5,503	222

PPL Corp.	24,336	618

Progress Energy, Inc.	14,925	652

Public Service Enterprise Group, Inc.	25,728	793

SCANA Corp. †	5,783	235

Southern Co.	42,253	1,594

TECO Energy, Inc.	10,822	181

Wisconsin Energy Corp.	5,948	358
Xcel Energy, Inc.	23,365	549
		17,038

Electrical Components & Equipment – 0.4%

Emerson Electric Co.	38,078	2,097
Molex, Inc. †	6,894	143
		2,240

Electronics – 0.5%

Agilent Technologies, Inc. *	17,666	619

Amphenol Corp., Class A	8,820	441

FLIR Systems, Inc. *	8,156	218

Jabil Circuit, Inc.	9,787	148

PerkinElmer, Inc.	6,000	140

Thermo Fisher Scientific, Inc. *	20,629	1,049
Waters Corp. *	4,718	363
		2,978

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Energy – Alternate Sources – 0.1%
First Solar, Inc.†*	2,748	$338

Engineering & Construction – 0.1%

Fluor Corp.	9,092	526
Jacobs Engineering Group, Inc. *	6,358	245
		771

Entertainment – 0.0%
International Game Technology	15,120	234

Environmental Control – 0.3%

Republic Services, Inc.	15,683	441

Stericycle, Inc. †*	4,304	318
Waste Management, Inc.	24,250	831
		1,590

Food – 1.9%

Campbell Soup Co.	9,815	333

ConAgra Foods, Inc.	22,183	476

Dean Foods Co. *	9,260	67

General Mills, Inc.	32,628	1,153

H.J. Heinz Co.	16,080	776

Hershey (The) Co.	7,841	367

Hormel Foods Corp. †	3,561	175

JM Smucker (The) Co.	6,052	383

Kellogg Co.	13,243	652

Kraft Foods, Inc., Class A	88,564	2,679

Kroger (The) Co.	32,395	763

McCormick & Co., Inc. †	6,765	298

Safeway, Inc.	19,243	442

Sara Lee Corp.	33,570	503

SUPERVALU, Inc. †	10,734	97

Sysco Corp.	29,733	863

Tyson Foods, Inc., Class A	14,829	235
Whole Foods Market, Inc. †*	7,453	352
		10,614

Forest Products & Paper – 0.3%

International Paper Co.	22,152	553

MeadWestvaco Corp.	8,678	216

Plum Creek Timber Co., Inc. †	8,310	299
Weyerhaeuser Co.	27,364	457
		1,525

Gas – 0.2%

Centerpoint Energy, Inc.	21,796	341

Nicor, Inc.	2,343	101

NiSource, Inc.	14,104	236

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	74	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Gas – 0.2% – continued
Sempra Energy	12,595	$631
		1,309

Hand/Machine Tools – 0.1%

Snap-On, Inc.	2,939	156
Stanley Black & Decker, Inc.	8,451	503
		659

Healthcare – Products – 3.2%

Baxter International, Inc.	29,583	1,436

Becton, Dickinson and Co.	11,858	924

Boston Scientific Corp. *	76,971	494

C.R. Bard, Inc.	4,713	400

CareFusion Corp. *	11,316	259

DENTSPLY International, Inc.	7,116	220

Hospira, Inc. *	8,432	474

Intuitive Surgical, Inc. †*	1,989	518

Johnson & Johnson	139,862	8,609

Medtronic, Inc.	54,741	1,836

Patterson Cos., Inc.	4,757	141

St. Jude Medical, Inc. *	16,604	642

Stryker Corp.	17,370	870

Varian Medical Systems, Inc. †*	6,115	403
Zimmer Holdings, Inc. *	10,299	507
		17,733

Healthcare – Services – 1.2%

Aetna, Inc.	21,250	629

CIGNA Corp.	13,769	507

Coventry Health Care, Inc. *	7,508	190

DaVita, Inc. *	5,139	374

Humana, Inc. *	8,641	484

Laboratory Corp. of America Holdings †*	5,170	424

Quest Diagnostics, Inc.	7,491	370

Tenet Healthcare Corp. *	24,998	102

UnitedHealth Group, Inc.	57,197	2,089
WellPoint, Inc. *	20,311	1,132
		6,301

Holding Companies – Diversified – 0.1%
Leucadia National Corp. *	10,135	263

Home Builders – 0.1%

D.R. Horton, Inc. †	13,998	140

Lennar Corp., Class A †	8,233	125
Pulte Group, Inc. †*	17,500	110
		375

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Home Furnishings – 0.1%

Harman International Industries, Inc. *	3,556	$155
Whirlpool Corp.	3,811	278
		433

Household Products/Wares – 0.4%

Avery Dennison Corp.	5,597	210

Clorox Co.	7,142	441

Fortune Brands, Inc. †	7,728	457
Kimberly-Clark Corp.	20,799	1,287
		2,395

Housewares – 0.0%
Newell Rubbermaid, Inc.	14,102	236

Insurance – 3.8%

ACE Ltd.	17,251	1,010

Aflac, Inc.	23,881	1,230

Allstate (The) Corp.	27,333	796

American International Group, Inc. †*	6,849	283

AON Corp.	16,703	670

Assurant, Inc.	5,431	192

Berkshire Hathaway, Inc., Class B *	87,806	6,996

Chubb Corp.	15,994	912

Cincinnati Financial Corp. †	8,280	250

Genworth Financial, Inc., Class A *	24,803	289

Hartford Financial Services Group, Inc.	22,535	502

Lincoln National Corp.	16,175	386

Loews Corp.	16,157	604

Marsh & McLennan Cos., Inc.	27,471	689

MetLife, Inc.	45,898	1,751

Principal Financial Group, Inc.	16,238	442

Progressive (The) Corp.	33,644	684

Prudential Financial, Inc.	23,657	1,199

Torchmark Corp. †	4,208	242

Travelers (The) Cos., Inc.	23,715	1,280

Unum Group	16,428	353
XL Group PLC †	17,356	341
		21,101

Internet – 2.9%

Akamai Technologies, Inc. *	9,236	482

Amazon.com, Inc. *	17,936	3,146

eBay, Inc. *	58,456	1,703

Expedia, Inc.	10,539	277

Google, Inc., Class A *	12,620	7,013

McAfee, Inc. *	7,707	361

priceline.com, Inc. *	2,462	970

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	75	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Internet – 2.9% – continued

Symantec Corp. *	39,970	$672

VeriSign, Inc. †*	8,862	304
Yahoo!, Inc. *	68,105	1,074
		16,002

Iron/Steel – 0.3%

AK Steel Holding Corp.	5,270	70

Allegheny Technologies, Inc. †	4,990	258

Cliffs Natural Resources, Inc.	6,872	470

Nucor Corp.	15,974	603
United States Steel Corp. †	7,267	353
		1,754

Leisure Time – 0.2%

Carnival Corp.	22,036	910
Harley-Davidson, Inc.	11,935	374
		1,284

Lodging – 0.3%

Marriott International, Inc., Class A †	14,631	574

Marriott International, Inc., Class A - (Fractional Shares) *	3,681	–

Starwood Hotels & Resorts Worldwide, Inc. †	9,620	547

Wyndham Worldwide Corp.	9,131	262
Wynn Resorts Ltd.	3,844	389
		1,772

Machinery – Construction & Mining – 0.5%
Caterpillar, Inc.	31,953	2,703

Machinery – Diversified – 0.7%

Cummins, Inc. †	10,071	978

Deere & Co.	21,459	1,603

Flowserve Corp.	2,850	300

Rockwell Automation, Inc.	7,242	479
Roper Industries, Inc.	4,774	346
		3,706

Media – 2.9%

CBS Corp., Class B (Non Voting)	34,479	580

Comcast Corp., Class A	142,253	2,845

DIRECTV, Class A *	44,104	1,832

Discovery Communications, Inc.,

Class A †*	14,443	589

Gannett Co., Inc.	12,056	158

McGraw-Hill (The) Cos., Inc.	15,698	541

Meredith Corp. †	1,736	58

New York Times (The) Co., Class A †*	6,310	57

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Media – 2.9% – continued

News Corp., Class A	115,525	$1,576

Scripps Networks Interactive, Inc., Class A	4,577	233

Time Warner Cable, Inc.	17,968	1,106

Time Warner, Inc.	56,964	1,680

Viacom, Inc., Class B	30,872	1,168

Walt Disney (The) Co.	97,042	3,543
Washington Post (The) Co., Class B †	284	107
		16,073

Metal Fabrication/Hardware – 0.2%
Precision Castparts Corp.	7,221	997

Mining – 0.9%

Alcoa, Inc.	51,787	680

Freeport-McMoRan Copper & Gold, Inc.	23,856	2,417

Newmont Mining Corp.	24,957	1,468

Titanium Metals Corp. *	4,799	83
Vulcan Materials Co. †	6,481	260
		4,908

Miscellaneous Manufacturing – 3.8%

3M Co.	36,222	3,042

Danaher Corp.	27,227	1,178

Dover Corp.	9,490	520

Eastman Kodak Co. †*	12,464	59

Eaton Corp.	8,509	820

General Electric Co.	542,871	8,594

Honeywell International, Inc.	39,105	1,944

Illinois Tool Works, Inc.	25,627	1,221

Ingersoll-Rand PLC †	16,343	670

ITT Corp.	9,336	429

Leggett & Platt, Inc.	7,524	156

Pall Corp.	5,951	269

Parker Hannifin Corp.	8,180	656

Textron, Inc. †	13,856	310
Tyco International Ltd.	25,348	960
		20,828

Office/Business Equipment – 0.2%

Pitney Bowes, Inc. †	10,504	231
Xerox Corp.	70,174	804
		1,035

Oil & Gas – 9.0%

Anadarko Petroleum Corp.	25,127	1,612

Apache Corp.	19,369	2,085

Cabot Oil & Gas Corp. †	5,279	185

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	76	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Oil & Gas – 9.0% – continued

Chesapeake Energy Corp.	33,047	$698

Chevron Corp.	102,026	8,261

ConocoPhillips	75,288	4,530

Denbury Resources, Inc. †*	20,287	369

Devon Energy Corp.	22,009	1,553

Diamond Offshore Drilling, Inc. †	3,535	229

EOG Resources, Inc.	12,860	1,144

EQT Corp.	7,716	312

Exxon Mobil Corp.	258,416	17,975

Helmerich & Payne, Inc. †	5,370	244

Hess Corp.	14,847	1,040

Marathon Oil Corp.	36,025	1,206

Murphy Oil Corp.	9,736	657

Nabors Industries Ltd. *	14,468	320

Noble Energy, Inc.	8,875	721

Occidental Petroleum Corp.	41,244	3,636

Pioneer Natural Resources Co.	5,885	471

QEP Resources Inc.	8,891	312

Range Resources Corp.	8,097	340

Rowan Cos., Inc. †*	5,803	175

Southwestern Energy Co. *	17,585	637

Sunoco, Inc.	6,099	245

Tesoro Corp. †*	7,260	119
Valero Energy Corp.	28,663	558
		49,634

Oil & Gas Services – 1.9%

Baker Hughes, Inc.	21,830	1,139

Cameron International Corp. *	12,402	597

FMC Technologies, Inc. *	6,040	509

Halliburton Co.	46,300	1,752

National Oilwell Varco, Inc.	21,286	1,304
Schlumberger Ltd.	69,329	5,362
		10,663

Packaging & Containers – 0.2%

Ball Corp.	4,675	308

Bemis Co., Inc.	5,546	174

Owens-Illinois, Inc. *	8,352	225
Sealed Air Corp.	8,080	188
		895

Pharmaceuticals – 5.0%

Abbott Laboratories	78,418	3,647

Allergan, Inc.	15,615	1,035

AmerisourceBergen Corp.	14,026	433

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Pharmaceuticals – 5.0% – continued

Bristol-Myers Squibb Co.	86,959	$2,195

Cardinal Health, Inc.	17,893	637

Cephalon, Inc. †*	3,798	241

Eli Lilly & Co.	51,558	1,735

Express Scripts, Inc. *	27,576	1,436

Forest Laboratories, Inc. *	14,580	465

King Pharmaceuticals, Inc. *	12,847	182

McKesson Corp.	13,310	851

Mead Johnson Nutrition Co.	10,378	618

Medco Health Solutions, Inc. *	22,049	1,352

Merck & Co., Inc.	156,207	5,384

Mylan, Inc. *	22,075	432

Pfizer, Inc.	408,052	6,647
Watson Pharmaceuticals, Inc. *	6,342	309
		27,599

Pipelines – 0.4%

El Paso Corp.	35,728	482

Oneok, Inc.	5,399	276

Spectra Energy Corp.	32,904	782
Williams (The) Cos., Inc.	29,668	677
		2,217

Real Estate – 0.1%
CB Richard Ellis Group, Inc., Class A *	14,825	284

Real Estate Investment Trusts – 1.3%

Apartment Investment & Management Co., Class A †	5,876	142

AvalonBay Communities, Inc.	4,331	478

Boston Properties, Inc. †	7,064	592

Equity Residential	14,355	717

HCP, Inc.	15,826	521

Health Care REIT, Inc. †	6,328	293

Host Hotels & Resorts, Inc.	33,391	550

Kimco Realty Corp.	20,585	343

ProLogis	28,333	368

Public Storage	7,078	684

Simon Property Group, Inc.	14,971	1,475

Ventas, Inc.	7,980	409
Vornado Realty Trust	8,272	675
		7,247

Retail – 6.1%

Abercrombie & Fitch Co., Class A †	4,475	225

AutoNation, Inc. †*	3,237	85

AutoZone, Inc. *	1,440	374

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	77	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Retail – 6.1% – continued

Bed Bath & Beyond, Inc. *	13,377	$585

Best Buy Co., Inc.	17,572	751

Big Lots, Inc. *	3,779	116

CarMax, Inc. *	11,335	373

Costco Wholesale Corp.	22,262	1,505

CVS Caremark Corp.	68,795	2,133

Darden Restaurants, Inc.	7,135	349

Family Dollar Stores, Inc.	6,847	344

GameStop Corp., Class A †*	7,762	155

Gap (The), Inc.	22,251	475

Home Depot (The), Inc.	84,426	2,551

J.C. Penney Co., Inc. †	11,982	399

Kohl’s Corp. †*	15,639	882

Limited Brands, Inc.	13,310	448

Lowe’s Cos., Inc.	70,980	1,611

Macy’s, Inc.	21,406	550

McDonald’s Corp.	53,938	4,223

Nordstrom, Inc. †	8,463	362

Office Depot, Inc. *	14,760	64

O’Reilly Automotive, Inc. *	7,017	422

RadioShack Corp.	6,351	117

Ross Stores, Inc.	6,041	392

Sears Holdings Corp. †*	2,279	149

Staples, Inc.	37,097	816

Starbucks Corp.	37,508	1,148

Target Corp.	36,538	2,080

Tiffany & Co. †	6,453	401

TJX Cos., Inc.	20,411	931

Urban Outfitters, Inc. †*	6,620	250

Walgreen Co.	49,421	1,722

Wal-Mart Stores, Inc.	101,522	5,491
Yum! Brands, Inc.	23,756	1,190
		33,669

Savings & Loans – 0.1%

Hudson City Bancorp, Inc.	26,554	301
People’s United Financial, Inc.	18,737	232
		533

Semiconductors – 2.5%

Advanced Micro Devices, Inc. †*	28,617	209

Altera Corp.	15,676	550

Analog Devices, Inc.	15,152	539

Applied Materials, Inc.	67,440	838

Broadcom Corp., Class A	22,574	1,004

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Semiconductors – 2.5% – continued

Intel Corp.	282,795	$5,973

KLA-Tencor Corp.	8,613	316

Linear Technology Corp. †	11,376	371

LSI Corp. *	33,134	190

MEMC Electronic Materials, Inc. *	11,541	134

Microchip Technology, Inc. †	9,446	317

Micron Technology, Inc. *	43,254	314

National Semiconductor Corp.	12,071	161

Novellus Systems, Inc. *	4,844	146

NVIDIA Corp. *	29,033	395

QLogic Corp. *	5,400	97

Teradyne, Inc. †*	9,482	112

Texas Instruments, Inc.	60,464	1,923
Xilinx, Inc. †	13,178	357
		13,946

Software – 3.9%

Adobe Systems, Inc. *	26,739	742

Autodesk, Inc. *	11,651	411

BMC Software, Inc. *	8,974	399

CA, Inc.	19,843	454

Cerner Corp. †*	3,606	317

Citrix Systems, Inc. *	9,421	626

Compuware Corp. *	10,901	112

Dun & Bradstreet Corp.	2,563	193

Electronic Arts, Inc. *	16,661	248

Fidelity National Information Services, Inc.	13,483	363

Fiserv, Inc. *	7,572	419

Intuit, Inc. *	14,380	646

Microsoft Corp.	386,561	9,745

Novell, Inc. *	17,661	105

Oracle Corp.	196,423	5,311

Red Hat, Inc. *	9,569	416
Salesforce.com, Inc.*	5,950	828
		21,335

Telecommunications – 5.4%

American Tower Corp., Class A *	20,292	1,026

AT&T, Inc.	299,876	8,333

CenturyLink, Inc. †	15,289	657

Cisco Systems, Inc. *	289,917	5,555

Corning, Inc.	79,268	1,400

Frontier Communications Corp. †	50,260	457

Harris Corp.	6,594	292

JDS Uniphase Corp. *	11,368	135

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	78	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.8% – continued

Telecommunications – 5.4% – continued

Juniper Networks, Inc. *	26,361	$897

MetroPCS Communications, Inc. †*	13,235	161

Motorola, Inc. *	117,937	903

QUALCOMM, Inc.	81,496	3,809

Qwest Communications International, Inc. †	88,694	621

Sprint Nextel Corp. *	151,277	572

Tellabs, Inc.	19,466	123

Verizon Communications, Inc.	143,481	4,593
Windstream Corp.	24,531	320
		29,854

Textiles – 0.0%
Cintas Corp.	6,680	179

Toys, Games & Hobbies – 0.2%

Hasbro, Inc.	7,130	340
Mattel, Inc.	18,489	478
		818

Transportation – 2.0%

C.H. Robinson Worldwide, Inc. †	8,450	623

CSX Corp.	19,343	1,176

Expeditors International of Washington, Inc.	10,842	573

FedEx Corp.	15,912	1,450

Norfolk Southern Corp.	18,636	1,121

Ryder System, Inc.	2,687	116

Union Pacific Corp.	25,198	2,271
United Parcel Service, Inc., Class B	50,177	3,519
		10,849
Total Common Stocks
(Cost $546,335)		544,032
INVESTMENT COMPANIES – 6.6%

Northern Institutional Funds - Diversified Assets Portfolio (3)(4)	4,018,532	4,019
Northern Institutional Funds - Liquid Assets Portfolio (3)(5)(6)	32,400,472	32,400
Total Investment Companies
(Cost $36,419)		36,419

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT - TERM INVESTMENTS – 0.3%
U.S. Treasury Bill, 0.17%, 5/5/11(7)	$1,470	$1,469
Total Short-Term Investments
(Cost $1,469)		1,469
Total Investments – 105.7%
(Cost $584,223)		581,920
Liabilities less Other Assets – (5.7)%		(31,133)
NET ASSETS – 100.0%		$550,787

(1)	At November 30, 2009, the value of the Portfolio’s investment in Northern Trust Corp. was approximately $517,000. There were gross purchases of approximately $89,000, and no sales during the fiscal year ended November 30, 2010.
(2)	Investment in affiliate.
(3)	Investment in affiliated Portfolio.
(4)	The Portfolio had approximately $4,019,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(5)	Investment relates to cash collateral received from Portfolio securities loaned.
(6)	The Portfolio had approximately $895,000 of net sales in the Liquid Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

†	Security is either wholly or partially on loan.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At November 30, 2010, the Equity Index Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
E-Mini S&P 500	114	$6,724	Long	12/10	$443

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	79	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued	NOVEMBER 30, 2010

At November 30, 2010, the industry sectors (unaudited) for the Equity Index Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.8%
Consumer Staples	11.0
Energy	11.7
Financials	15.3
Health Care	11.3
Industrials	10.9
Information Technology	18.9
Materials	3.6
Telecommunication Services	3.1
Utilities	3.4

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Equity Index Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2010:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$544,032	(1)	$–	$–	$544,032
Investment Companies	36,419		–	–	36,419
Short-Term Investments	–		1,469	–	1,469
Total Investments	$580,451		$1,469	$–	$581,920

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$443		$–	$–	$443

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	80	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2010

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 21 portfolios as of November 30, 2010, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The International Growth, International Equity Index, Small Company Index, Large Cap Growth, Large Cap Equity, and Equity Index Portfolios (each a “Portfolio”, and collectively, the “Portfolios” or “Equity Portfolios”) are separate investment portfolios of the Trust, all of which are diversified portfolios. Effective July 31, 2010, the Focused Growth Portfolio was renamed the Large Cap Growth Portfolio and the Diversified Growth Portfolio was renamed the Large Cap Equity Portfolio in order to reflect changes in each Portfolio’s respective investment strategies as described in the Prospectus. Presented herein are the financial statements for the Equity Portfolios. Effective February 17, 2010, the Small Company Growth and Mid Cap Growth Portfolios were liquidated.

Effective July 31, 2010, Northern Trust Investments, N.A. (“NTI”) assumed the responsibilities of Northern Trust Global Investments Limited (“NTGIL”) under their advisory agreement with Northern Institutional Funds, with respect to the International Growth Portfolio. Therefore, effective July 31, 2010, NTGIL no longer serves as an investment adviser to the International Growth Portfolio. The fees payable by the Portfolio under the agreement, the personnel who manage the Portfolio and the services provided to the Portfolio remain unchanged as a result of the assumption of these responsibilities. NTI serves as the investment adviser for each of the other Portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Each of the Equity Portfolios is authorized to issue three classes of shares: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2010, each Portfolio had Class A and Class D shares outstanding. Class C shares were outstanding for the Large Cap Growth and Equity Index Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Portfolio’s classes is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account security prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	81	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At November 30, 2010, the Small Company Index and Equity Index Portfolios had entered into exchange-traded long futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $180,000 and $1,469,000, respectively. The International Equity Index Portfolio had also entered into exchange-traded long futures contracts at November 30, 2010. The aggregate value of cash and foreign currencies pledged to cover margin requirements for open positions was approximately $66,000 and $184,000, respectively. Further information on the impact of these positions to the Portfolios’ financial statements can be found in Note 10.

C) OPTIONS CONTRACTS Each Portfolio may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Portfolio may enter into option contracts in order to hedge against adverse price movements of securities which a Portfolio intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with net realized and unrealized gains (losses) on investments. The gains or losses on written options contracts are included with net realized and unrealized gains (losses) on written options.

The risks associated with purchasing an option include risk of loss of premium, change in market value and counterparty non-performance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Portfolio securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Portfolio could result in a Portfolio selling or buying a security or currency at a price different from the current market value. Further information on how these positions impact the financial statements can be found in Note 10.

Transactions in options written during the fiscal year ended November 30, 2010, for the Large Cap Equity Portfolio, formerly known as the Diversified Growth Portfolio, were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED (000’S)
Options outstanding at November 30, 2009	21	$ —
Options written	61	3
Options expired and closed	(64)	(2)
Options exercised	(18)	(1)
Options outstanding at November 30, 2010	—	$ —

EQUITY PORTFOLIOS	82	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2010

D) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. A Portfolio records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolios bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and change in unrealized gains or losses in forward foreign currency exchange contracts. Further information on the impact of these positions to the Portfolios’ financial statements can be found in Note 10.

Certain Portfolios may invest in emerging market securities. Additional risks are involved when a Portfolio invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the annualized yield on date of purchase for discount notes. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

G) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all Portfolios in the Trust in proportion to each Portfolio’s relative net assets.

H) REDEMPTION FEES The International Growth and International Equity Index Portfolios charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Portfolios use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Portfolios, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Portfolios. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Portfolios’ prospectus.

Redemption fees for the fiscal year ended November 30, 2010, were approximately $7,000 and $16,000 for the International Growth Portfolio and International Equity Index Portfolio, respectively. Redemption fees for the fiscal year ended November 30, 2009, were approximately $14,000 and $111,000 for the International Growth Portfolio and International Equity Index Portfolio, respectively. These amounts are included in Proceeds from Shares Sold in Note 9 – Capital Share Transactions. The impact from redemption fees paid to each Portfolio was less than $0.001 per share for both fiscal years ended November 30, 2009 and November 30, 2010.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	83	EQUITY PORTFOLIOS

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NOTES TO THE FINANCIAL STATEMENTS continued

I) PORTFOLIO SECURITIES LOANED The Portfolios participate in Northern Trust’s securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) at November 30, 2010. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an exemptive order granted by the Securities and Exchange Commission, each of the Portfolios has invested cash collateral in Northern Institutional Funds – Liquid Assets Portfolio, one of the Trust’s money market funds. Non-cash collateral is held in custody for the Portfolios. The Portfolios do not exercise effective control over the non-cash collateral received and therefore it is not recognized on the Portfolios’ Statements of Assets and Liabilities. Each Portfolio’s percentage of ownership in the Liquid Assets Portfolio is less than 5 percent. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. The fees are typically based on a percentage of the revenue generated from the lending activities. Income (net of fees) is disclosed as investment income in each Portfolio’s Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2010, and the securities lending fees earned by Northern Trust for the fiscal year then ended were as follows:

Amounts in thousands	VALUE OF SECURITIES LOANED	CASH COLLATERAL HELD ON BEHALF OF PORTFOLIO	NON-CASH COLLATERAL HELD ON BEHALF OF PORTFOLIO	FEES EARNED BY NORTHERN TRUST
International Growth	$9,899	$10,293	$14	$8
International Equity Index	6,259	6,545	—	8
Small Company Index	30,026	30,996	129	30
Large Cap Growth (1)	13,851	14,131	—	2
Large Cap Equity (2)	3,429	3,524	—	1
Equity Index	31,663	32,400	140	16

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

The following Portfolios had loaned securities in excess of 5 percent of net assets to the following individual broker/dealers at November 30, 2010. No other loans to individual broker/dealers exceeded 5 percent of each respective Portfolio’s net assets at November 30, 2010.

Portfolio	BROKER/DEALER	VALUE OF SECURITIES LOANED AS A PERCENT OF NET ASSETS
Small Company Index	Citigroup Global Markets Inc.	8.7%
	Goldman, Sachs & Co.	11.7%
	Morgan Stanley Securities Services, Inc.	7.6%
Large Cap Growth (1)	Morgan Stanley Securities Services, Inc.	8.3%
Large Cap Equity (2)	Goldman, Sachs & Co.	10.8%
	Morgan Stanley Securities Services, Inc.	15.7%

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
International Growth	Annually
International Equity Index	Annually
Small Company Index	Annually
Large Cap Growth (1)	Annually
Large Cap Equity (2)	Annually
Equity Index	Quarterly

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. The Portfolios may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and

EQUITY PORTFOLIOS	84	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

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NOVEMBER 30, 2010

federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The reclassifications may relate to net operating losses, Section 988 currency gains, PFICs gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios. At November 30, 2010 the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
International Growth	$430	$(430)	$ —
International Equity Index	178	(178)	—
Small Company Index	(16)	16	—
Large Cap Growth (1)	—	24,044	(24,044)
Equity Index	(40)	40	—

(1)	Formerly known as the Focused Growth Portfolio

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2010 through the fiscal year end November 30, 2010, the following Portfolios incurred net capital losses, and/or Section 988 currency losses for which each Portfolio intends to treat as having been incurred in the next fiscal year:

Amounts in thousands
International Equity Index	$715
Equity Index	23

At November 30, 2010, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	NOVEMBER 30, 2011	NOVEMBER 30, 2016	NOVEMBER 30, 2017	NOVEMBER 30, 2018
International Growth	$ —	$8,010	$32,941	$1,123
International Equity Index	—	—	5,438	9,763
Small Company Index	8,461	—	9,058	643
Large Cap Growth (1)	—	6,689	11,801	—
Large Cap Equity (2)	—	3,720	17,703	—
Equity Index	—	—	12,652	2,788

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

The following capital loss carryforwards were utilized at November 30, 2010, for U.S. federal income tax purposes:

Amounts in thousands	AMOUNT
Large Cap Growth (1)	$1,898
Large Cap Equity (2)	1,223

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

At November 30, 2010, the tax components of undistributed net investment income and realized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
International Growth	$2,870	$ —
International Equity Index	3,815	—
Small Company Index	631	—
Large Cap Growth (1)	150	—
Large Cap Equity (2)	38	—
Equity Index	379	—

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
International Growth	$3,712	$ —
International Equity Index	2,887	—
Small Company Index	650	—
Large Cap Growth (1)	263	—
Large Cap Equity (2)	325	—
Equity Index	8,559	—

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

The taxable character of distributions paid during the fiscal year ended November 30, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
International Growth	$4,475	$ —
International Equity Index	2,500	3,819
Small Company Index	928	—
Large Cap Growth (1)	380	—
Large Cap Equity (2)	750	—
Equity Index	8,972	27,159

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Funds are subject to the provisions of the Accounting Standards Codification (“Codification” or “ASC”) 740-10, Income Taxes, Overall and Accounting Standards Updates (“ASU”) 2009-6, Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities. These standards provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Portfolios’ financial statements. As of November 30, 2010, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended November 30, 2006 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Portfolio’s respective average daily net assets). For the fiscal year ended November 30, 2010, the investment adviser (and NTGIL until July 31, 2010) agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2010, were as follows:

	ANNUAL ADVISORY FEE	LESS WAIVER	ADVISORY FEE AFTER WAIVER
International Growth	0.90%	0.10%	0.80%
International Equity Index	0.25%	—%	0.25%
Small Company Index	0.20%	—%	0.20%
Large Cap Growth (1)	0.85%	0.10%	0.75%
Large Cap Equity (2)	0.75%	0.10%	0.65%
Equity Index	0.10%	—%	0.10%

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

Prior to April 1, 2010, the waivers described above were voluntary and could be modified or terminated at any time. Starting April 1, 2010, the investment adviser (and NTGIL until July 31, 2010) has contractually agreed to waive a portion of the advisory fees charged to the Portfolios in the same amounts that they previously voluntarily waived. The contractual waiver arrangements are expected to continue until at least April 1, 2011, except for the Large Cap Growth and Large Cap Equity Portfolios, which are expected to continue until at least August 1, 2011. After this date, the investment adviser or a Portfolio may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangement at any time with respect to a Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders. These waivers are shown as “Less waivers of investment advisory fees” in the accompanying Statements of Operations.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, of the Portfolios.

Class-specific transfer agent fees for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	CLASS A	CLASS C	CLASS D
International Growth	$19	$ —	$ —
International Equity Index	16	—	—
Small Company Index	6	—	—
Large Cap Growth (1)	7	—	—
Large Cap Equity (2)	1	—	—
Equity Index	48	1	3

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

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EQUITY PORTFOLIOS

NOVEMBER 30, 2010

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits, if any, are reflected in the Portfolios’ Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolios at the annual rate of 0.15 percent of the average daily net assets of each of the International Growth and International Equity Index Portfolios, and 0.10 percent of the average daily net assets of each other Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, NTI, as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) (“Expenses”) that exceed on an annualized basis 0.25 percent of each of the International Growth and International Equity Index Portfolios’ average daily net assets and 0.10 percent of each other Portfolio’s average daily net assets. In addition, NTI as Administrator has contractually agreed through at least April 1, 2011 to reimburse an additional portion of the International Equity Index Portfolio’s other operating expenses so that the Portfolio’s Expenses do not exceed 0.15 percent of its average daily net assets.

The expenses reimbursed during the fiscal year ended November 30, 2010, under such arrangements is shown as “Less expenses reimbursed by administrator” in the accompanying Statements of Operations. The expense reimbursement receivable at November 30, 2010 is shown as “Receivable from affiliated administrator” in the accompanying Statements of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets and/or the Global Tactical Asset Allocation Portfolios of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	CLASS C	CLASS D
International Equity Index	$ —	$1
Equity Index	2	4

6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2010, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
International Growth	$ —	$85,306	$ —	$88,695
International Equity Index	—	54,888	—	64,355
Small Company Index	—	15,169	—	20,692
Large Cap Growth (1)	—	71,628	—	50,433
Large Cap Equity (2)	—	8,093	—	11,825
Equity Index	—	125,864	—	72,456

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	87	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

At November 30, 2010, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
International Growth	$23,641	$(15,068)	$8,573	$174,573
International Equity Index	10,592	(23,878)	(13,286)	186,626
Small Company Index	10,824	(9,087)	1,737	90,909
Large Cap Growth (1)	15,998	(753)	15,245	91,099
Large Cap Equity (2)	1,196	(222)	974	11,367
Equity Index	55,157	(81,569)	(26,412)	608,332

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

7. BANK BORROWINGS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expense on the Statements of Operations.

At November 30, 2010, the Portfolios did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
International Growth	$779	1.03%
International Equity Index	1,144	1.09%
Large Cap Growth (1)	200	1.09%
Large Cap Equity (2)	113	1.03%
Equity Index	400	1.01%

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

8. RELATED PARTY TRANSACTIONS

Pursuant to an exemptive order issued by the SEC, each Portfolio may invest its uninvested cash in a money market fund advised by the investment adviser or its affiliates. Accordingly, each Portfolio will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the investment adviser and its affiliates. It is expected that the uninvested cash of the Portfolios will be invested in the Trust’s Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and its affiliates on any assets invested in the Trust’s Diversified Assets Portfolio is 0.35 percent of the average daily net asset value of those assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Portfolio for advisory fees otherwise payable by the Portfolio on any assets invested in the Diversified Assets Portfolio. This reimbursement is included in Other income on the Statements of Operations. The exemptive order requires the Portfolios’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

EQUITY PORTFOLIOS	88	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2010

9. CAPITAL SHARE TRANSACTIONS

Transactions in Class A shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Growth	4,357	$40,226	391	$3,502	(5,196)	$(45,473)	(448)	$(1,745)
International Equity Index	8,862	71,120	208	1,676	(10,351)	(84,350)	(1,281)	(11,554)
Small Company Index	1,361	20,101	34	477	(1,804)	(26,757)	(409)	(6,179)
Large Cap Growth (1)	6,021	71,179	21	250	(4,291)	(50,874)	1,751	20,555
Large Cap Equity (2)	449	2,705	48	284	(1,091)	(6,523)	(594)	(3,534)
Equity Index	13,647	153,607	493	5,408	(9,312)	(105,879)	4,828	53,136

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

Transactions in Class A shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Growth	3,334	$25,553	616	$4,145	(2,062)	$(14,912)	1,888	$14,786
International Equity Index	17,430	132,086	835	5,171	(6,362)	(46,742)	11,903	90,515
Small Company Index	1,345	15,523	74	772	(1,565)	(16,685)	(146)	(390)
Large Cap Growth (1)	1,247	12,126	38	342	(1,802)	(17,195)	(517)	(4,727)
Large Cap Equity (2)	1,313	5,732	166	734	(8,533)	(36,538)	(7,054)	(30,072)
Equity Index	12,510	117,477	3,470	30,167	(17,289)	(145,550)	(1,309)	2,094

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

Transactions in Class C shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Small Company Index	—	$—	—	$—	—	$(6)	—	$(6)
Large Cap Growth (1)	1	14	—	—	(1)	(16)	—	(2)
Equity Index	2	17	—	2	(15)	(172)	(13)	(153)

(1)	Formerly known as the Focused Growth Portfolio

Transactions in Class C shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Large Cap Growth (1)	—	$6	—	$ —	(3)	$(24)	(3)	$(18)
Equity Index	13	107	59	507	(835)	(6,829)	(763)	(6,215)

(1)	Formerly known as the Focused Growth Portfolio

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EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in Class D shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
International Growth	3	$22	—	$—	(44)	$(405)	(41)	$(383)
International Equity Index	2	11	—	—	(88)	(682)	(86)	(671)
Small Company Index	—	—	—	—	—	(10)	—	(10)
Large Cap Growth (1)	—	6	—	—	(4)	(52)	(4)	(46)
Large Cap Equity (2)	3	17	—	1	(8)	(42)	(5)	(24)
Equity Index	2	27	—	4	(48)	(525)	(46)	(494)

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

Transactions in Class D shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Growth	4	$23	—	$—	(12)	$(77)	(8)	$(54)
International Equity Index	35	204	10	58	(48)	(301)	(3)	(39)
Large Cap Growth (1)	1	5	—	—	—	(1)	1	4
Large Cap Equity (2)	13	53	—	—	(56)	(250)	(43)	(197)
Equity Index	15	129	14	119	(54)	(490)	(25)	(242)

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

10. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Portfolios have been designated as hedging instruments. Information concerning the types of derivatives in which the Portfolios invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by location as presented in the Statements of Assets and Liabilities as of November 30, 2010:

Amounts in thousands		ASSETS			LIABILITIES
PORTFOLIO NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
International Equity Index	Equity contracts	Net unrealized appreciation	42	*	Net unrealized depreciation	$(60	)*	Citigroup
	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	129		Unrealized loss on forward foreign currency exchange contracts	(79)		Citigroup, Morgan Stanley, RBS, UBS
Small Company Index	Equity contracts	Net unrealized appreciation	154	*	Net unrealized depreciation	—		Citigroup
Equity Index	Equity contracts	Net unrealized appreciation	443	*	Net unrealized depreciation	—		Citigroup, UBS

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

EQUITY PORTFOLIOS	90	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2010

The following tables set forth by primary risk exposure the Portfolios’ realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the fiscal year ended November 30, 2010:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PORTFOLIO NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
International Growth	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	$(2)
International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	(63)
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(80)
Small Company Index	Equity contracts	Net realized gains (losses) on futures contracts	235
Large Cap Equity (1)	Purchased options	Net realized gains (losses) on investments	(92)
	Written options	Net realized gains (losses) on written options	2
Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	637

(1)	Formerly known as the Diversified Growth Portfolio

Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
PORTFOLIO NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(11)
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign
		currency exchange contracts	(49)
Small Company Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	163
Large Cap Equity (1)	Purchased options	Net change in unrealized appreciation (depreciation) on investments	92
Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	17

(1)	Formerly known as the Diversified Growth Portfolio

Volume of derivative activity for the fiscal year ended November 30, 2010*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS		PURCHASED OPTION CONTRACTS		WRITTEN OPTION CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE COST OF PURCHASES**	NUMBER OF TRADES	AVERAGE PROCEEDS OF SALES**
International Growth Portfolio	37	$336	—	$ —	—	$ —	—	$ —
International Equity Index Portfolio	269	311	245	224	—	—	—	—
Small Company Index Portfolio	—	—	89	206	—	—	—	—
Large Cap Equity Portfolio (1)	—	—	—	—	2	46	21	—
Equity Index Portfolio	—	—	159	524	—	—	—	—

*	Activity during the period is measured by number of trades during the year and average notional amount for foreign exchange and equity contracts, and average cost of purchase/proceeds of sale for option contracts.

**	Amounts in thousands

(1)	Formerly known as the Diversified Growth Portfolio

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	91	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2010

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures. Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, of which there were no significant transfers to disclose for the Portfolios during the reporting period; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this requirement under ASU 2010-06 and the impact it will have to the Portfolios’ financial statement disclosures. All other disclosures required by ASU 2010-06 were adopted on June 1, 2010, and are reflected in these financial statements.

12. SUBSEQUENT EVENTS

At a meeting held on November 5, 2010, the Board of Trustees of Northern Institutional Funds approved a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate, plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility, which went into effect on December 9, 2010, replaced the existing credit agreement administered by Deutsche Bank A.G. The New Credit Facility will expire on December 8, 2011, unless renewed.

Management has evaluated subsequent events for the Portfolios through the date the financial statements were issued, and has concluded, other than the item noted above that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

EQUITY PORTFOLIOS	92	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Growth, International Equity Index, Small Company Index, Large Cap Growth, Large Cap Equity, and Equity Index Portfolios, comprising the Equity Portfolios (the “Portfolios”) of the Northern Institutional Funds as of November 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Growth, International Equity Index, Small Company Index, Large Cap Growth, Large Cap Equity, and Equity Index Portfolios at November 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 24, 2011

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	93	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2010 (UNAUDITED)

CORPORATE DIVIDENDS-RECEIVED DEDUCTION A percentage of the dividends distributed during the fiscal year for the following Portfolios qualifies for the dividends-received deduction for corporate shareholders:

Portfolio	CORPORATE DRD PERCENTAGE
Small Company Index	47.42%
Large Cap Growth (1)	77.68%
Large Cap Equity (2)	44.75%
Equity Index	85.52%

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

QUALIFIED DIVIDEND INCOME Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2010 are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2010:

Portfolio	QUALIFIED DIVIDEND PERCENTAGE
International Growth	3.80%
International Equity Index	59.73%
Small Company Index	38.62%
Large Cap Growth (1)	77.06%
Large Cap Equity (2)	28.11%
Equity Index	85.85%

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

FOREIGN TAX CREDIT The Portfolios below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Portfolios as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries were as follows:

Portfolio	TAXES	INCOME
International Growth	$0.0180	$0.1582
International Equity Index	0.0162	0.1916

EQUITY PORTFOLIOS	94	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

FUND EXPENSES	NOVEMBER 30, 2010 (UNAUDITED)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Growth and International Equity Index Portfolios; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2010, through November 30, 2010.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/10 - 11/30/10” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 83), if any, in the International Growth and International Equity Index Portfolios. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INTERNATIONAL GROWTH

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	1.06%	$1,000.00	$1,122.40	$5.64
Hypothetical	1.06%	$1,000.00	$1,019.75	$5.37	**
CLASS D
Actual	1.45%	$1,000.00	$1,113.60	$7.68
Hypothetical	1.45%	$1,000.00	$1,017.80	$7.33	**

INTERNATIONAL EQUITY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.41%	$1,000.00	$1,137.60	$2.20
Hypothetical	0.41%	$1,000.00	$1,023.01	$2.08	**
CLASS D
Actual	0.80%	$1,000.00	$1,135.10	$4.28
Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05	**

SMALL COMPANY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.31%	$1,000.00	$1,105.70	$1.64
Hypothetical	0.31%	$1,000.00	$1,023.51	$1.57	**
CLASS D
Actual	0.70%	$1,000.00	$1,103.40	$3.69
Hypothetical	0.70%	$1,000.00	$1,021.56	$3.55	**

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2010. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense Ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	95	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FUND EXPENSES continued	NOVEMBER 30, 2010 (UNAUDITED)

LARGE CAP GROWTH (1)

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.86%	$1,000.00	$1,155.80	$4.65
Hypothetical	0.86%	$1,000.00	$1,020.76	$4.36	**
CLASS C
Actual	1.10%	$1,000.00	$1,154.50	$5.94
Hypothetical	1.10%	$1,000.00	$1,019.55	$5.57	**
CLASS D
Actual	1.25%	$1,000.00	$1,153.60	$6.75
Hypothetical	1.25%	$1,000.00	$1,018.80	$6.33	**

LARGE CAP EQUITY (2)

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.76%	$1,000.00	$1,082.50	$3.97
Hypothetical	0.76%	$1,000.00	$1,021.26	$3.85	**
CLASS D
Actual	1.15%	$1,000.00	$1,081.40	$6.00
Hypothetical	1.15%	$1,000.00	$1,019.30	$5.82	**

EQUITY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.21%	$1,000.00	$1,094.60	$1.10
Hypothetical	0.21%	$1,000.00	$1,024.02	$1.07	**
CLASS C
Actual	0.45%	$1,000.00	$1,092.60	$2.36
Hypothetical	0.45%	$1,000.00	$1,022.81	$2.28	**
CLASS D
Actual	0.60%	$1,000.00	$1,091.20	$3.15
Hypothetical	0.60%	$1,000.00	$1,022.06	$3.04	**

(1)	Formerly known as the Focused Growth Portfolio
(2)	Formerly known as the Diversified Growth Portfolio

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2010. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense Ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

EQUITY PORTFOLIOS	96	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

TRUSTEES AND OFFICERS	NOVEMBER 30, 2010 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex—Northern Funds offers 43 portfolios and Northern Institutional Funds offers 21 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 67 Trustee since 2005

•Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•Director of Big Shoulders Fund since 1997;

•Director of Children’s Memorial Hospital since 1998;

•Trustee of DePaul University from 1998 to 2009;

•Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•Director of Andrew Corporation (a communications product company) from 2006 to 2008.

•Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 70 Trustee since 1994

•Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•Principal and Co-Founder of Paradigm Capital, Ltd. since 1996;

•Founding Member and Director of the Illinois Venture Capital Association since 2001;

•Member of the Board of Trustees of Dominican University from 1996 to 2005;

•Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•Member of the Board of Governors of The Metropolitan Club since 2003;

•Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•Member of Advisory Council of Northwestern Brain Tumor Institute since 2010.

•None

Sharon Gist Gilliam Age: 67 Trustee since 2001

•Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•CEO of Chicago Housing Authority from 2006 to 2007;

•Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

•None

Sandra Polk Guthman Age: 66 Trustee since 1997

•Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994.

•None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex—36 portfolios offered by Northern Funds and 21 offered by Northern Institutional Funds.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	97	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 72 Trustee since 2008

•Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007, Member of the Board of Directors since 1995;

•Director of Commonwealth Edison since 2007;

•President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•Director of Education Corporation of America since 2008;

•Chairman of the Japan America Society of Chicago since 2009;

•Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•Member of the Board of Trustees of the Northwestern Memorial Foundation since 2004;

•Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•Member of the Board of Trustees of Lafayette College since 1996;

•Member of the Board of Directors of the National Futures Association since 2010.

•Discover Financial Services; •Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); •Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 53 Trustee since 2000	•Partner in the law firm of Sidley Austin LLP.	•None

Richard P. Strubel Age: 71 Trustee since 1982 and Chairman since 2008

•Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

•Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); •Goldman Sachs Mutual Fund Complex (94 portfolios); •Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 67 Trustee since 2008

•Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•Chairman and President of the Allstate Financial Group from 2002 to 2007;

•Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present.

•GATX Corporation (transportation services). •Spirit Finance Corporation (real estate investment trust) (2003-2008).

EQUITY PORTFOLIOS	98	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2010 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 53 Trustee since 2008

•Director of The Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since May 2008;

•Chairman of Northern Trust Investments, N.A. since March 2008;

•President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•Executive Vice President of Northern Trust Corporation since October 2003;

•Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

•None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 53 50 South LaSalle Street Chicago, IL 60603 President since 2000

•Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	•Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	99	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2010 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 54 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 47 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•Senior Vice President of Northern Trust Investments, N.A. and Fund Administration of The Northern Trust Company since 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	•Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Age: 50 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	•Senior Counsel at The Northern Trust Company since May 2000.

Owen T. Meacham, Esq. Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	•Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

EQUITY PORTFOLIOS	100	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	101	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

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EQUITY PORTFOLIOS	102	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

INVESTMENT CONSIDERATIONS

EQUITY INDEX PORTFOLIO1,2

INTERNATIONAL EQUITY INDEX PORTFOLIO1,2,3

INTERNATIONAL GROWTH PORTFOLIO1,3

LARGE CAP EQUITY PORTFOLIO1 (Formerly known as the Diversified Growth Portfolio)

LARGE CAP GROWTH PORTFOLIO1 (Formerly known as the Focused Growth Portfolio)

SMALL COMPANY INDEX PORTFOLIO1,2,4

1 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Portfolio will fluctuate as the value of the securities in the Portfolio changes.

2 Index Fund Risk: The performance of the Portfolio is expected to be lower than that of its index because of Portfolio fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

3 International Risk: International investing involves increased risk and volatility.

4 Small Cap Risk: Small-capitalization stocks typically carry additional risks since smaller companies generally have a higher risk of failure. Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	103	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

EQUITY PORTFOLIOS	104	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

8	SCHEDULE OF INVESTMENTS

8	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

9	NOTES TO THE FINANCIAL STATEMENTS

16	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

17	TAX INFORMATION

18	FUND EXPENSES

19	TRUSTEES AND OFFICERS

23	INVESTMENT CONSIDERATIONS

24	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Global Tactical Asset Allocation Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Global Tactical Asset Allocation Portfolio prospectus, which contains more complete information about Northern Institutional Funds Global Tactical Asset Allocation Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Performance of the Portfolio is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12 months ended November 30, 2010 were generally positive for risk assets, which started 2010 with considerable momentum before correcting in the spring. A year and a half after the recession officially ended, U.S. economic fundamentals have remained atypically opaque, reflecting the depth of the crisis and the large role still being played by central bankers and politicians. Recently, expectations for future tightening actions by the U.S. Federal Reserve were pushed further into the future, and the election of a divided U.S. Congress added support to the underpinnings of the expansion.

The Portfolio gained 7.66% (Class A Shares) for the 12-month period compared with a return of 9.42% for the Asset Allocation Blend Index, 11.48% for the Russell 1000® Index and 6.02% for the Barclays Capital U.S. Aggregate Index. All domestic and global equity markets posted positive results, but returns varied widely across regions and capitalizations. Powered by low interest rates and strong earnings, U.S. mid and small caps rose by more than 25%, while sovereign debt troubles in some Eurozone countries held developed overseas equity returns to less than 1%. Most fixed income sectors gained between 3% and 6% for the period, with high yield topping the list with a gain of nearly 13%. Returns on alternative assets paralleled the upward trend in other markets, as both real estate and gold gained more than 15% and commodities returned just above 7%.

The changes we made to the Portfolio’s risk positioning during the 12-month period reflected the volatility in both the economy and the financial markets. At the start of the period, the Portfolio was positioned with a risk profile above that of the Asset Allocation Blend benchmark. We made adjustments to increase the Portfolio risk exposure during the first, second and fourth quarters in response to the improving outlook regarding the shape and timing of the economic recovery. In addition, during the second and third quarters we made several tactical changes that were designed to temper risk amid percolating fears of a “double-dip” recession and possible deflation. The actions we took to limit the Portfolio’s downside risk explain its underperformance relative to the benchmark.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	BLEND INDEX
ONE YEAR	7.66%	7.52%	7.34%	9.42%
FIVE YEAR	2.58	2.35	2.11	3.67
TEN YEAR	2.42	2.18	1.99	3.71
SINCE INCEPTION	6.06	5.85	5.69	7.46

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The benchmark for the Global Tactical Asset Allocation Portfolio is the Asset Allocation Blend Index (Blend Index). The Blend Index consists of 55% Russell 1000® Index, 30% Barclays Capital U.S. Aggregate Index and 15% MSCI EAFE® Index and MSCI Emerging Markets IndexSM. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 23.

PORTFOLIO MANAGER

PETER J. FLOOD With Northern Trust since 1979

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
CLASS A SHARES	B	B	A	L	X
CLASS C SHARES	B	B	C	C	X
CLASS D SHARES	B	B	A	D	X

INCEPTION DATE
CLASS A SHARES	7/1/93
CLASS C SHARES	12/29/95
CLASS D SHARES	2/20/96

TOTAL NET ASSETS	$17,541,205

NET ASSET VALUE
CLASS A SHARES	$9.80
CLASS C SHARES	9.80
CLASS D SHARES	9.67

GROSS EXPENSE RATIO
CLASS A SHARES	1.03%
CLASS C SHARES	1.27
CLASS D SHARES	1.42

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

During the fiscal year-ended November 30, 2008, the Portfolio changed its investment strategy from a traditional balanced fund to an asset allocation fund, operating as a fund of funds.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010

Amounts in thousands, except per share data	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO
ASSETS:
Investments, at cost(1)	$16,513
Investments, at value(2)	$17,574
Dividend income receivable	3
Receivable for securities sold	40
Receivable for fund shares sold	2
Receivable from affiliated administrator	12
Prepaid and other assets	3
Total Assets	17,634
LIABILITIES:
Payable for securities purchased	42
Payable for fund shares redeemed	24
Payable to affiliates:
Investment advisory fees	2
Administration fees	1
Custody and accounting fees	7
Shareholder servicing fees	1
Trustee fees	4
Accrued other liabilities	12
Total Liabilities	93
Net Assets	$17,541
ANALYSIS OF NET ASSETS:
Capital stock	$24,020
Accumulated undistributed net investment loss	(1)
Accumulated undistributed net realized loss	(7,539)
Net unrealized appreciation	1,061
Net Assets	$17,541
Net Assets:
Class A	$13,518
Class C	3,986
Class D	37
Total Shares Outstanding (no par value, unlimited shares authorized):
Class A	1,378
Class C	407
Class D	4
Net Asset Value, Redemption and Offering Price Per Share:
Class A	$9.80
Class C	9.80
Class D	9.67

(1)	Amount includes cost of $14,965 in affliliated Portfolios.
(2)	Amount includes value of $15,797 in affliliated Portfolios.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010

Amounts in thousands	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO
INVESTMENT INCOME:
Dividend income(1)	$569
Other income	1
Total Investment Income	570
EXPENSES:
Investment advisory fees	52
Administration fees	21
Custody and accounting fees	53
Transfer agent fees	6
Blue sky fees	29
SEC fees	2
Printing fees	27
Professional fees	11
Shareholder servicing fees	6
Trustee fees	7
Insurance fees	5
Other	7
Total Expenses	226
Less waivers of investment advisory fees	(21)
Less expenses reimbursed by administrator	(143)
Net Expenses	62
Net Investment Income	508
NET REALIZED AND UNREALIZED GAINS (LOSSES) :
Net realized gains on investments(2)	3,194
Net change in unrealized appreciation (depreciation) on investments(3)	(2,484)
Net Gains	710
Net Increase in Net Assets Resulting from Operations	$1,218

(1)	Amount includes dividend income from affiliated Portfolios of $554, of which $6 relates to capital gains distributions.
(2)	Amount includes net realized gain from affliliated Portfolios of $2,950.
(3)	Amount includes net change in unrealized appreciation (depreciation) from affiliated Portfolios of $(2,439).

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO
Amounts in thousands	2010	2009
OPERATIONS:
Net investment income	$508	$1,065
Net realized gains (losses)	3,194	(539)
Net change in unrealized appreciation (depreciation)	(2,484)	4,014
Net Increase in Net Assets Resulting from Operations	1,218	4,540
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from Class A share transactions	(7,698)	(64)
Net decrease in net assets resulting from Class C share transactions	(53)	(40)
Net decrease in net assets resulting from Class D share transactions	(11)	(6)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(7,762)	(110)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(424)	(507)
Total Distributions to Class A shareholders	(424)	(507)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(86)	(84)
Total Distributions to Class C shareholders	(86)	(84)
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income	(1)	(1)
Total Distributions to Class D shareholders	(1)	(1)
Total Increase (Decrease) in Net Assets	(7,055)	3,838
NET ASSETS :
Beginning of year	24,596	20,758
End of year	$17,541	$24,596
Accumulated Undistributed Net Investment Income (Loss)	$(1)	$6

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	CLASS A
Selected per share data	2010(1)		2009(1)		2008(1)		2007(1)	2006
Net Asset Value, Beginning of Year	$9.33		$7.81		$12.56		$12.61	$12.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.41		0.22		0.30	0.28
Net realized and unrealized gains (losses)	0.47		1.34		(2.74)		0.42	0.52
Total from Investment Operations	0.70		1.75		(2.52)		0.72	0.80
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)		(0.23)		(0.22)		(0.34)	(0.27)
From net realized gains	–		–		(2.01)		(0.43)	(0.55)
Total Distributions Paid	(0.23)		(0.23)		(2.23)		(0.77)	(0.82)
Net Asset Value, End of Year	$9.80		$9.33		$7.81		$12.56	$12.61
Total Return(2)	7.66%		22.77%		(23.97)%		5.88%	6.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$13,518		$20,708		$17,426		$61,967	$125,172
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.25	%(3)	0.24	%(3)	0.37	%(3)(4)	0.61%	0.61%
Expenses, before waivers, reimbursements and credits	1.03	%(3)	0.99	%(3)	0.77	%(3)(4)	0.82%	0.79%
Net investment income, net of waivers, reimbursements and credits	2.49%		4.88%		2.25%		2.38%	2.23%
Net investment income, before waivers, reimbursements and credits	1.71%		4.13%		1.85%		2.17%	2.05%
Portfolio Turnover Rate	87.17%		126.86%		398.83%		147.04%	200.30%

	CLASS C
Selected per share data	2010(1)		2009(1)		2008(1)		2007(1)	2006
Net Asset Value, Beginning of Year	$9.32		$7.81		$12.56		$12.61	$12.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21		0.39		0.19		0.27	0.25
Net realized and unrealized gains (losses)	0.48		1.33		(2.73)		0.42	0.52
Total from Investment Operations	0.69		1.72		(2.54)		0.69	0.77
LESS DISTRIBUTIONS PAID :
From net investment income	(0.21)		(0.21)		(0.20)		(0.31)	(0.24)
From net realized gains	–		–		(2.01)		(0.43)	(0.55)
Total Distributions Paid	(0.21)		(0.21)		(2.21)		(0.74)	(0.79)
Net Asset Value, End of Year	$9.80		$9.32		$7.81		$12.56	$12.61
Total Return(2)	7.52%		22.33%		(24.14)%		5.63%	6.57%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,986		$3,841		$3,287		$5,023	$4,306
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.49	%(3)	0.48	%(3)	0.61	%(3)(4)	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	1.27	%(3)	1.23	%(3)	1.01	%(3)(4)	1.06%	1.03%
Net investment income, net of waivers, reimbursements and credits	2.25%		4.64%		2.01%		2.14%	1.99%
Net investment income, before waivers, reimbursements and credits	1.47%		3.89%		1.61%		1.93%	1.81%
Portfolio Turnover Rate	87.17%		126.86%		398.83%		147.04%	200.30%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Expense ratios reflect only the direct expenses of the Portfolio and not any expenses associated with the underlying funds.
(4)	Expense ratios decreased from the prior year due to the Portfolio changing its investment strategy to an asset allocation fund.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	CLASS D

Selected per share data	2010(1)		2009(1)		2008(1)		2007(1)	2006
Net Asset Value, Beginning of Year	$9.20		$7.71		$12.47		$12.52	$12.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20		0.38		0.18		0.25	0.23
Net realized and unrealized gains (losses)	0.46		1.31		(2.75)		0.41	0.53
Total from Investment Operations	0.66		1.69		(2.57)		0.66	0.76
LESS DISTRIBUTIONS PAID:
From net investment income	(0.19)		(0.20)		(0.18)		(0.28)	(0.23)
From net realized gains	–		–		(2.01)		(0.43)	(0.55)
Total Distributions Paid	(0.19)		(0.20)		(2.19)		(0.71)	(0.78)
Net Asset Value, End of Year	$9.67		$9.20		$7.71		$12.47	$12.52
Total Return(2)	7.34%		22.20%		(24.58)%		5.47%	6.38%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$37		$47		$45		$109	$254
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.64	%(3)	0.63	%(3)	0.76	%(3)(4)	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.42	%(3)	1.38	%(3)	1.16	%(3)(4)	1.21%	1.18%
Net investment income, net of waivers, reimbursements and credits	2.10%		4.49%		1.86%		1.99%	1.84%
Net investment income, before waivers, reimbursements and credits	1.32%		3.74%		1.46%		1.78%	1.66%
Portfolio Turnover Rate	87.17%		126.86%		398.83%		147.04%	200.30%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Expense ratios reflect only the direct expenses of the Portfolio and not any expenses associated with the underlying funds.
(4)	Expense ratios decreased from the prior year due to the Portfolio changing its investment strategy to an asset allocation fund.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000S)
FUND ALLOCATION - INVESTMENT COMPANIES - 100.2%

iPath Dow Jones-UBS Commodity Index
Total Return ETN	7,948	$352

iShares Barclays U.S. Treasury Inflation
Protected Securities Bond Fund ETF	3,225	353

SPDR Gold Trust ETF	7,920	1,072
Northern Funds – Bond Index Fund (1) (2)	212,240	2,282

Northern Funds – Emerging Markets
Equity Index Fund (1) (2)	129,500	1,579

Northern Funds – Global Real Estate

Index Fund (1) (2)	66,515	525

Northern Funds – High Yield Fixed
Income Fund (1) (2)	267,019	1,930

Northern Funds – Mid Cap
Index Fund (1) (2)	30,930	350

Northern Institutional Funds – Diversified Assets Portfolio (1) (2)	531,720	532

Northern Institutional Funds – Equity Index Portfolio (1) (2)	313,932	3,686

Northern Institutional Funds – International Equity
Index Portfolio (1) (2)	281,673	2,281

Northern Institutional Funds -– Short Bond Portfolio (1) (2)	119,767	2,282

Northern Institutional Funds -–Small Company Index Portfolio (1) (2)	21,464	350
Total Investment Companies
(Cost $16,513)		17,574

Total Investments – 100.2%
(Cost $16,513)		17,574
Liabilities less Other Assets – (0.2)%		(33)
NET ASSETS – 100.0%		$17,541

(1)	Northern Trust Investments, N.A. is an investment adviser of the Portfolio and the investment adviser to other Northern Institutional Funds and to the Northern Funds.
(2)	Investment in affiliated Portfolio.

ETF – Exchange Traded Fund

ETN – Exchange Traded Note

NF – Northern Funds

NIF – Northern Institutional Funds

Percentages shown are based on Net Assets.

At November 30, 2010, the asset class weightings for the Global Tactical Asset

Allocation Portfolio were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE
U.S. Equity – Large	21.0%	NIF Equity Index
U.S. Equity – Mid	2.0	NF Mid Cap Index
U.S. Equity – Small	2.0	NIF Small Company Index
Non U.S. Equity – Developed	13.0	NIF International Equity Index
Non U.S. Equity – Emerging Markets	9.0	NF Emerging Markets Equity Index
Global Real Estate	3.0	NF Global Real Estate Index
U.S. Bonds – High Yield	11.0	NF High Yield Fixed Income
U.S. Bonds – Intermediate	13.0	NF Bond Index
U.S. Bonds – Inflation Protected	2.0	iShares Barclays U.S. Treasury
		Inflation Protected Securities
		Bond Fund ETF
U.S. Bonds – Short	13.0	NIF Short Bond
Commodities	2.0	iPath Dow Jones-UBS Commodity
		Index Total Return ETN
	6.0	SPDR Gold Trust ETF
Cash	3.0	NIF Diversified Assets
Total	100.0%

Various Inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Tactical Asset Allocation Portfolio’s investments, which are carried at fair value, as of November 30, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Investments held by Global Tactical Asset Allocation Portfolio	$17,574(1)	$–	$–	$17,574

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2010

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 21 portfolios as of November 30, 2010, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Tactical Asset Allocation Portfolio (the “Portfolio”) is a separate, diversified investment portfolio of the Trust. The Portfolio seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds to which Northern Trust Investments, N.A. (“NTI”), the Portfolio’s investment adviser, or an affiliate acts as investment adviser. The Portfolio also may invest in other unaffiliated mutual funds and exchange-traded funds (“ETFs”) and other securities and investments not issued by mutual funds.

NTI is a subsidiary of The Northern Trust Company (collectively “Northern Trust”). Northern Trust serves as the custodian and transfer agent for the Portfolio. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

The Portfolio is authorized to issue three classes of shares: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2010, Class A, Class C and Class D shares were outstanding.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Portfolio’s classes is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account security prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by the Portfolio if an event occurs after the publication of market values normally used by the Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by the Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio’s NAV is calculated. The use of fair valuation involves the risk that the

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

values used by the Portfolio to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

C) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are allocated among all Portfolios in the Trust in proportion to each Portfolio’s relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the underlying funds.

D) PORTFOLIO SECURITIES LOANED While the Portfolio does not currently participate in Northern Trust’s securities lending program and does not loan a portion of its investment portfolio to securities lending borrowers (e.g., brokers approved by Northern Trust), it may participate in the program in the future. If it does, Northern Trust would receive collateral for the Portfolio, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the Portfolio in connection with such loans. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Portfolio may invest cash collateral in Northern Institutional Funds — Liquid Assets Portfolio, one of the Trust’s money market funds. Non-cash collateral may be held in custody for the Portfolio. The Portfolio may not exercise effective control over the non-cash collateral received and therefore it would not be recognized on the Portfolio’s Statement of Assets and Liabilities. The value of the collateral would be monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

If the Portfolio participates in the program, it will earn income on portfolio securities loaned, and receive compensation for lending its securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolio from securities lending will be based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolio would pay fees to Northern Trust for administering the securities lending program. The fees are typically based on a percentage of the revenue generated from the lending activities. Income (net of fees), if any, is disclosed as investment income in the Portfolio’s Statement of Operations.

E) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid quarterly.

The Portfolio’s net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. The Portfolio may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The reclassifications relate to net operating losses, Section 988 currency gains, PFICs gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolio. At November 30, 2010 the Portfolio reclassified approximately $4,000 of undistributed net investment income to accumulated net realized gains (losses).

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

At November 30, 2010, the capital loss carryforward for U.S. federal income tax purposes and its respective year of expiration was as follows:

Amounts in thousands	NOVEMBER 30, 2017
Global Tactical Asset Allocation	$7,345

The Portfolio may offset future capital gains with this capital loss carryforward. At November 30, 2010, the Portfolio utilized capital loss carryforwards of $2,207 (in thousands) for U.S. federal income tax purposes.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOVEMBER 30, 2010

At November 30, 2010, the tax components of undistributed net investment income and realized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$2	$ —

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$511	$ —

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$592	$ —

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Portfolio is subject to the provisions of the Accounting Standards Codification (“Codification” or “ASC”) 740-10, Income Taxes, Overall and Accounting Standards Updates (“ASU”) 2009-6, Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities. These standards provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Portfolio’s financial statements.

As of November 30, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2006 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of the Portfolio’s respective average daily net assets). For the fiscal year ended November 30, 2010, the investment adviser agreed to waive a portion of the advisory fees as shown in the accompanying Statement of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2010, were as follows:

	ANNUAL ADVISORY FEE	LESS WAIVER	ADVISORY FEE AFTER WAIVER
Global Tactical Asset Allocation	0.25%	0.10%	0.15%

Prior to April 1, 2010, the waivers described above were voluntary and could be modified or terminated at any time. Starting April 1, 2010, the investment adviser has contractually agreed to waive a portion of the advisory fees charged to the Portfolio in the same amount that it previously voluntarily waived. The contractual waiver arrangements are expected to continue until at least April 1, 2011. After this date, the investment adviser or the Portfolio may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	CLASS A	CLASS C	CLASS D
Global Tactical Asset Allocation	$2	$4	$—

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Portfolio has entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, if any, are reflected in the Portfolio’s Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolio at the annual rate 0.10 percent of the average daily net assets of the Portfolio. Under the Administration Agreement

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, NTI, as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) (“Expenses”) that exceed on an annualized 0.10 percent of the Portfolio’s average daily net assets. In addition, NTI as Administrator has contractually agreed through at least April 1, 2011 to reimburse an additional portion of the Portfolio’s other operating expenses so that the Portfolio’s Expenses do not exceed 0.09 percent of its average daily net assets.

The expenses reimbursed during the fiscal year ended November 30, 2010, under such arrangements is shown as “Less expenses reimbursed by administrator” in the accompanying Statement of Operations. The expense reimbursement receivable at November 30, 2010 is shown as “Receivable from affiliated administrator” in the accompanying Statement of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation from the Portfolio under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets and/or the Global Tactical Asset Allocation Portfolios of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	CLASS C	CLASS D
Global Tactical Asset Allocation	$6	$ —

6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2010, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolio were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Global Tactical Asset Allocation	$ —	$17,816	$ —	$26,082

At November 30, 2010, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Global Tactical Asset Allocation	$868	$ —	$868	$16,706

7. BANK BORROWINGS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOVEMBER 30, 2010

Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expense on the Statement of Operations.

At November 30, 2010, the Portfolio did not have any outstanding loans.

The Portfolio did not incur any interest expense during the fiscal year ended November 30, 2010.

8. RELATED PARTY TRANSACTIONS

Pursuant to an exemptive order issued by the SEC, the Portfolio may invest its uninvested cash in a money market fund advised by the investment adviser or its affiliates. Accordingly, the Portfolio will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the investment adviser and/or its affiliates. It is expected that the uninvested cash of the Portfolio will be invested in the Trust’s Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Trust’s Diversified Assets Portfolio is 0.35 percent of the average daily net asset value of those assets. However, pursuant to the exemptive order, the investment adviser will reimburse the Portfolio for advisory fees otherwise payable by the Portfolio on any assets invested in the Diversified Assets Portfolio. This reimbursement is included in Other income on the Statement of Operations. The exemptive order requires the Portfolio’s Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

9. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Class A	120	$1,140	45	$422	(1,008)	$(9,260)	(843)	$(7,698)
Class C	38	355	9	86	(52)	(494)	(5)	(53)
Class D	—	—	—	—	(1)	(11)	(1)	(11)

Transactions in capital shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Class A	180	$1,449	61	$506	(250)	$(2,019)	(9)	$(64)
Class C	79	677	10	84	(98)	(801)	(9)	(40)
Class D	—	—	—	—	(1)	(6)	(1)	(6)

10. AFFILIATED PORTFOLIOS

Transactions in affiliated portfolios for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET REALIZED GAINS	DIVIDEND INCOME		VALUE, END OF PERIOD
Northern Funds — Bond Index Fund	$3,941	$2,018	$3,715	$206	$102	*	$2,282
Northern Funds — Emerging Markets Equity Index Fund	2,709	1,470	2,727	441	30		1,579
Northern Funds — Global Real Estate Index Fund	739	404	684	245	15		525
Northern Funds — High Yield Fixed Income Fund	2,463	1,836	2,476	259	200		1,930
Northern Funds — Mid Cap Index Fund	245	462	407	103	3		350
Northern Institutional Funds — Diversified Assets Portfolio	—	125,506	124,974	—	1		532
Northern Institutional Funds — Equity Index Portfolio	4,680	3,390	4,653	1,225	76		3,686
Northern Institutional Funds — International Equity Index Portfolio	3,941	2,702	4,149	284	56		2,281
Northern Institutional Funds — Short Bond Portfolio	3,448	1,969	3,147	104	68		2,282
Northern Institutional Funds — Small Company Index Portfolio	246	553	502	83	3		350
	$22,412	$140,310	$147,434	$2,950	$554		$15,797
*	Includes $6 in capital gains distributions.

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures. Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, of which there were no significant transfers to disclose for the Portfolio during the reporting period; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this requirement under ASU 2010-06 and the impact it will have to the Portfolio’s financial statement disclosures. All other disclosures required by ASU 2010-06 were adopted on June 1, 2010, and are reflected in these financial statements.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOVEMBER 30, 2010

12. SUBSEQUENT EVENTS

At a meeting held on November 5, 2010, the Board of Trustees of Northern Institutional Funds approved a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate, plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility, which went into effect on December 9, 2010, replaced the existing credit agreement administered by Deutsche Bank A.G. The New Credit Facility will expire on December 8, 2011, unless renewed.

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued, and has concluded, other than the item noted above that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Global Tactical Asset Allocation Portfolio (the “Portfolio”) of the Northern Institutional Funds as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Tactical Asset Allocation Portfolio at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 24, 2011

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2010 (UNAUDITED)

CORPORATE DIVIDENDS-RECEIVED DEDUCTION – A percentage of the dividends distributed during the fiscal year for the Portfolio qualifies for the dividends-received deduction for corporate shareholders:

PORTFOLIO	CORPORATE DRD PERCENTAGE
Global Tactical Asset Allocation Portfolio	12.39%

QUALIFIED DIVIDEND INCOME – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2010 are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2010:

PORTFOLIO	QUALIFIED DIVIDEND PERCENTAGE
Global Tactical Asset Allocation Portfolio	21.89%

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2010 (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2010, through November 30, 2010.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/10 - 11/30/10” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

GLOBAL TACTICAL ASSET ALLOCATION

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.25%	$1,000.00	$1,090.10	$1.31
Hypothetical	0.25%	$1,000.00	$1,023.82	$1.27	**
CLASS C
Actual	0.49%	$1,000.00	$1,090.00	$2.57
Hypothetical	0.49%	$1,000.00	$1,022.61	$2.48	**
CLASS D
Actual	0.64%	$1,000.00	$1,088.00	$3.35
Hypothetical	0.64%	$1,000.00	$1,021.86	$3.24	**

*	Expenses are calculated using the Portfolio's annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the period ended November 30, 2010. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio's actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

TRUSTEES AND OFFICERS	NOVEMBER 30, 2010 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex—Northern Funds offers 43 portfolios and Northern Institutional Funds offers 21 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 67 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 70 Trustee since 1994

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Trustees of Dominican University from 1996 to 2005;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010.

• None

Sharon Gist Gilliam Age: 67 Trustee since 2001

•  Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•  CEO of Chicago Housing Authority from 2006 to 2007;

•  Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 66 Trustee since 1997

•  Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex—36 portfolios offered by Northern Funds and 21 offered by Northern Institutional Funds.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

TRUSTEES AND OFFICERS continued

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 72 Trustee since 2008

•  Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007, Member of the Board of Directors since 1995;

•  Director of Commonwealth Edison since 2007;

•  President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•  Director of Education Corporation of America since 2008;

•  Chairman of the Japan America Society of Chicago since 2009;

•  Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•  Member of the Board of Trustees of the Northwestern Memorial Foundation since 2004;

•  Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•  Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•  Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•  Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•  Member of the Board of Trustees of Lafayette College since 1996;

•  Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 53 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 71 Trustee since 1982 and Chairman since 2008

•  Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•  President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 67 Trustee since 2008

•  Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•  Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•  Chairman and President of the Allstate Financial Group from 2002 to 2007;

•  Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•  Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present.

• GATX Corporation (transportation services). • Spirit Finance Corporation (real estate investment trust) (2003-2008).

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOVEMBER 30, 2010 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 53 Trustee since 2008

•  Director of The Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since May 2008;

•  Chairman of Northern Trust Investments, N.A. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 53 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2010 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 54 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•  Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 47 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, N.A. and Fund Administration of The Northern Trust Company since 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 50 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	• Senior Counsel at The Northern Trust Company since May 2000.

Owen T. Meacham, Esq. Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	• Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

INVESTMENT CONSIDERATIONS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO1,2,3

1 Asset Allocation Risk: An asset allocation strategy does not guarantee any specific result or profit nor protect against a loss.

2 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Portfolio will fluctuate as the value of the securities in the Portfolio changes.

3 International Risk: International investing involves increased risk and volatility.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

10	STATEMENTS OF OPERATIONS

12	STATEMENTS OF CHANGES IN NET ASSETS

14	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	BOND PORTFOLIO

30	CORE BOND PORTFOLIO

37	U.S. TREASURY INDEX PORTFOLIO

40	INTERMEDIATE BOND PORTFOLIO

47	SHORT BOND PORTFOLIO

54	U.S. GOVERNMENT SECURITIES PORTFOLIO

56	NOTES TO THE FINANCIAL STATEMENTS

66	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

67	TAX INFORMATION

68	FUND EXPENSES

70	TRUSTEES AND OFFICERS

75	INVESTMENT CONSIDERATIONS

76	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Portfolio.

Performance of the Portfolios is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

BOND PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Performance of investment-grade fixed income markets during the 12-month period ended November 30, 2010 was driven largely by the decline in Treasury yields. The economy went through various fits and starts but failed to generate enough momentum to attain a self-sustaining, organic recovery. Higher inflation fears proved to be unfounded, as core Consumer Price Index (CPI) on a year-over-year basis declined from 1.60% in January 2010 to 0.60% in October 2010. Additionally, the high forecasts for Treasury issuance evaporated as TARP was repaid more quickly than forecast and tax receipts were not as low as initially forecast by the U.S. Treasury. The decline in issuance was most pronounced in shorter-maturity assets as the Treasury continues to lengthen the debt maturity profile, a theme also evident in U.S. corporate issuance.

The decline in new issuance of shorter-maturity assets aided the Federal Reserve’s goal of forcing investors in search of an acceptable return into higher-beta assets. Perversely, the best-performing investment-grade asset class during 2010 was the commercial mortgage-backed securities, or CMBS, sector, despite all of the fundamental evidence indicating that the outlook for commercial real estate is poor. The Portfolio’s exposure to CMBS was predominately in higher quality tranches that did not perform as well as lower quality components of the CMBS universe. The Gulf of Mexico oil spill adversely impacted the Portfolio in May as historically we have gravitated toward the higher quality, asset-heavy energy area. However, energy sector spreads ultimately recovered as the period progressed.

The Portfolio’s return of 6.40% (Class A Shares) for the 12-month period outperformed the 6.02% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index, as our allocations into spread sectors added to relative return. We were constructive on investment-grade and high-yield credit for the majority of the period. However, improved corporate fundamentals failed to translate into material spread tightening on an aggregate basis. Investment-grade credit spreads began the year at 157 basis points (1.57%) and ended November 2010 at 159 basis points (1.59%), with plenty of volatility and sector differentiation along the way. Sector allocation decisions within the credit sector as well as our allocation of funds to non-investment grade issuers added to the Portfolio’s performance relative to the benchmark for the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX
ONE YEAR	6.40%	6.14%	5.99%	6.02%

FIVE YEAR	6.31	6.06	5.93	6.23

TEN YEAR	5.92	5.66	5.52	6.15

SINCE INCEPTION	6.52	6.29	6.14	6.47

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGER

COLIN A. ROBERTSON With Northern Trust since 1999

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
CLASS A SHARES	BBPAX
CLASS C SHARES	BBPCX
CLASS D SHARES	BBPDX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS C SHARES	7/3/95
CLASS D SHARES	9/14/94

TOTAL NET ASSETS	$224,274,748

NET ASSET VALUE
CLASS A SHARES	$21.19
CLASS C SHARES	21.19
CLASS D SHARES	21.20

GROSS EXPENSE RATIO
CLASS A SHARES	0.57%
CLASS C SHARES	0.81
CLASS D SHARES	0.96

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

CORE BOND PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Returns for the investment-grade fixed income markets during the 12-month period ended November 30, 2010 were driven largely by the decline in Treasury yields. Economic conditions progressed in fits and starts but failed to generate sufficient momentum to sustain an organic recovery. Fears of higher inflation proved unfounded as core Consumer Price Index (CPI) on a year-over-year basis declined from 1.60% in January 2010 to 0.60% in October 2010. Additionally, the draconian forecasts for Treasury issuance proved off-target as TARP was repaid more quickly than expected and tax receipts were not as low as the U.S. Treasury had anticipated. The decline in issuance was most pronounced within shorter maturities, as the Treasury continues to lengthen the debt maturity profile, a theme also evident in U.S. corporate issuance. The reduced issuance of shorter-maturity assets aided the Federal Reserve’s strategy of forcing investors into higher-beta assets in search of an acceptable return.

For the 12-month period, the Portfolio’s return of 6.46% (Class A Shares) outperformed the 6.02% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index, as our allocation of assets into spread sectors added to results. The best-performing investment-grade asset class during 2010 was the commercial mortgage-backed securities, or CMBS sector, despite abundant fundamental evidence indicating that the outlook for commercial real estate is poor. The Portfolio’s exposure to CMBS was predominately in higher quality tranches that did not perform as well as lower quality components of the CMBS universe.

Overall, allocation decisions within credit sectors were a net positive for the Portfolio’s performance as the team effectively adjusted sector weightings in response to shifts in relative value. While we were constructive on investment-grade credit for the majority of the period, improved fundamentals in the sector failed to translate into material spread tightening on an aggregate basis. To illustrate, investment-grade credit spreads began the year at 157 basis points (1.57%) and ended November 2010 at 159 basis points (1.59%), although there was significant volatility and sector differentiation along the way. In particular, the Gulf of Mexico oil spill adversely impacted the Portfolio in May, as we have historically overweighted the higher quality, asset-heavy energy area. The energy sector ultimately recovered as the period progressed.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX
ONE YEAR	6.46%	6.10%	5.90%	6.02%

FIVE YEAR	6.25	6.00	5.78	6.23

SINCE INCEPTION	5.46	5.23	5.13	5.83	*

* Since inception of the Portfolio.

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGER

COLIN A. ROBERTSON With Northern Trust since 1999

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
CLASS A SHARES	NOCBX
CLASS C SHARES	NCOCX
CLASS D SHARES	NOCDX

INCEPTION DATE
CLASS A SHARES	3/29/01
CLASS C SHARES	3/29/01
CLASS D SHARES	3/29/01

TOTAL NET ASSETS	$100,454,222

NET ASSET VALUE
CLASS A SHARES	$10.64
CLASS C SHARES	10.65
CLASS D SHARES	10.71

GROSS EXPENSE RATIO
CLASS A SHARES	0.64%
CLASS C SHARES	0.88
CLASS D SHARES	1.03

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

U.S. TREASURY INDEX PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Portfolio’s most recent fiscal year passed with the federal funds rate pegged at an historically low level for the full 12 months ended November 30, 2010. The period also saw a rebound in global economic activity, but financial markets nonetheless experienced continued volatility. Economic data, which was dismal through the first half of the period, began to improve during the third quarter of 2010, but overall it has been mixed. Housing prices displayed continued signs of stability, but retail sales and durable goods orders were inconsistent. Non-farm payrolls rose for the first time since late 2007, and third-quarter Gross Domestic Product (GDP) growth increased to 2.5%. However, the unemployment rate remained high, closing the period at 9.6% compared with 10.0% at the end of November 2009, and leaving the market uncertain about the country’s economic future. With this as backdrop, yields fell across the curve and the yield curve steepened. The yield on the two-year Treasury note fell to 0.45% by the close of the fiscal year, down from 0.67% at the start of the period. Yields on longer-maturity Treasuries ended the fiscal year at 2.81% for the 10-year Treasury, and 4.12% for the 30-year issue.

The first calendar quarter of 2010 brought an end to the numerous government-sponsored programs that were developed and implemented in 2009 in order to add liquidity to the market and support consumer spending. The Federal Reserve completed its first round of quantitative easing by purchasing $172 billion in U.S. agency debt and $1.25 trillion in mortgage-backed securities in the first half of the year, and it announced plans to reinvest the proceeds of interest and mortgage pay-downs — a total of approximately $300 billion — in U.S. Treasuries. As the year continued and economic output remained sluggish, the Fed announced a second quantitative easing program designed to invest an additional $600 billion in Treasuries, with the goal of keeping interest rates low for a prolonged period of time.

The Barclays Capital U.S. Treasury Index returned 4.99% during the 12-month period. The Portfolio gained 4.74% (Class A Shares), with the difference in returns driven by transaction costs and Portfolio expenses.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	BARCLAYS CAPITAL U.S. TREASURY INDEX
ONE YEAR	4.74%	4.29%	4.30%	4.99%

FIVE YEAR	5.94	5.68	5.46	6.07

TEN YEAR	5.63	5.37	5.19	5.81

SINCE INCEPTION	6.12	5.94	5.74	6.31

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGER
BRANDON P. FERGUSON With Northern Trust since 2007

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
CLASS A SHARES	BTIAX
CLASS C SHARES	BUTCX
CLASS D SHARES	BUTDX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS C SHARES	10/6/98
CLASS D SHARES	11/16/94

TOTAL NET ASSETS	$141,784,464

NET ASSET VALUE
CLASS A SHARES	$22.84
CLASS C SHARES	22.86
CLASS D SHARES	22.75

GROSS EXPENSE RATIO
CLASS A SHARES	0.48%
CLASS C SHARES	0.72
CLASS D SHARES	0.87

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

The principal value and investment return of the Portfolio are not guaranteed nor insured by the U.S. Government.

FIXED INCOME PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

INTERMEDIATE BOND PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Early in the fiscal year ended November 30, 2010 it was fashionable to be bearish on interest rates, as many investors surmised that the monetary stimulus embedded in the economy would spur inflation. Further supporting the bearish view on rates was the amount of supply the markets were forecasting that the U.S. Treasury would have to issue. However, sovereign concerns in peripheral Europe and uncertainty regarding financial regulatory legislation served to hinder any semblance of an organic economic recovery and quieted inflationary fears. Inflation metrics softened as the period progressed, with the year-over-year core Consumer Price Index (CPI) measure declining from 1.6% in January 2010 to 0.6% in October 2010. Increasingly, investors grew more concerned about deflation than inflation. Lower-than-expected supply from the U.S. Treasury as both TARP repayments and tax receipts came in better than forecasted, further contributed to a rally in interest rates.

The decline in new issuance in shorter-maturity assets, both by the U.S. Treasury and corporations, aided the Federal Reserve strategy of forcing investors into higher-risk assets in search of an acceptable return. The most significant yield declines occurred in the belly of the curve, which benefited the Portfolio given its focus on securities with remaining maturities of 10 years or less.

For the 12-month period, the Portfolio’s return of 6.00% (Class A Shares) outperformed the 5.67% return of its benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index, as our asset allocation decisions into spread product added to results. Relative value decisions among the various sectors of the credit universe, including allocating into non-investment grade issuers from time to time, also added to performance. The team was constructive on investment-grade credit for the majority of the period. However, the improved fundamentals in the sector failed to translate into material spread tightening on an aggregate basis. To illustrate, investment-grade credit spreads began the year at 157 basis points (1.57%) and ended November at 159 basis points (1.59%), with plenty of volatility and sector differentiation in between. In particular, the Gulf of Mexico oil spill adversely impacted the Portfolio in May, as historically we have gravitated toward the higher quality, asset-heavy energy area. As the period progressed, energy spreads ultimately recovered.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	BARCLAYS CAPITAL INTERMEDIATE U.S. GOV’T/CREDIT INDEX
ONE YEAR	6.00%	5.27%	5.67%

FIVE YEAR	5.91	4.93	5.93

TEN YEAR	5.59	4.91	5.84

SINCE INCEPTION	5.38	4.79	5.85
Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index of prices of U.S. Government and corporate bonds with remaining maturities of one to ten years. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGER

COLIN A. ROBERTSON With Northern Trust since 1999

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
CLASS A SHARES	NIBAX
CLASS D SHARES	NOIDX

INCEPTION DATE
CLASS A SHARES	8/1/97
CLASS D SHARES	10/2/98

TOTAL NET ASSETS	$53,118,568

NET ASSET VALUE
CLASS A SHARES	$21.86
CLASS D SHARES	21.28

GROSS EXPENSE RATIO
CLASS A SHARES	0.72%
CLASS D SHARES	1.11

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SHORT BOND PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Portfolio outperformed its benchmark for the 12-month period ended November 30, 2010, gaining 3.36% (Class A Shares) compared with a return of 2.35% for its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index. Our overweights to spread product, specifically corporate bonds and mortgage-backed securities, added to performance. Our yield curve and duration positioning represented the largest detractors from performance.

The fixed income markets entered 2010 on solid footing as expansionary monetary policy, coupled with a gradually improving macroeconomic situation, caused credit spreads to tighten and kept the 10-year Treasury in a tight range. This environment proved short-lived, however, as markets came under pressure in early April due to heightened sovereign risk, bank regulatory reform and the Gulf of Mexico oil spill. The subsequent flight to quality rally was critical in shaping fixed income returns during the period. Investors simply looking at year-over-year credit spreads, which began 2010 at 157 basis points (1.57%) and ended November 2010 at 159 basis points (1.59%), would think that not much happened, but in fact, a high degree of volatility and sector differentiation occurred during the 12-month period.

The completion of the Federal Reserve’s mortgage-backed securities purchasing program — along with the expiration in April of the homebuyer tax credit, heightened sovereign risk and mixed economic data — began to put the sustainability of the economic recovery in question during the period. The Fed, concerned with deflation and sluggish growth, reacted by investing its mortgage paydowns into more liquid Treasury securities. Despite this, investors were still concerned about elevated unemployment, and both growth and inflation remained below comfortable levels. Late in the period, the markets rallied based on the prospect of additional quantitative easing by the Fed. The program went into effect in early November as the Fed embarked on another round of asset purchases, extending its involvement through June 2011. Given the upcoming political changes in Washington in January 2011, strained local, state, federal and sovereign budgets, and the backlash against the Fed’s involvement in the markets, all eyes will be focused on the private sector and its ability to stand on its own in an environment of reduced government support.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	BARCLAYS CAPITAL 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX
ONE YEAR	3.36%	2.97%	2.35%

FIVE YEAR	4.49	4.07	4.64

TEN YEAR	4.21	3.81	4.48

SINCE INCEPTION	4.95	4.57	5.04

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGERS

COLIN A. ROBERTSON With Northern Trust since 1999

BRADLEY CAMDEN With Northern Trust since 2005

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
CLASS A SHARES	BSBAX
CLASS D SHARES	BSDAX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS D SHARES	9/14/94

TOTAL NET ASSETS	$175,379,251

NET ASSET VALUE
CLASS A SHARES	$19.05
CLASS D SHARES	19.00

GROSS EXPENSE RATIO
CLASS A SHARES	0.58%
CLASS D SHARES	0.97

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

Prior to December 31, 2006, the name of the Portfolio was the Short-Intermediate Bond Portfolio. As of December 31, 2006, the average-weighted dollar maturity of the Portfolio’s investments is one to three years.

FIXED INCOME PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

U.S. GOVERNMENT SECURITIES PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Over the 12-month period ended November 30, 2010, Treasury yields moved in a wide range, with 10-year yields reaching 4% in the second quarter, then falling to 2.32% in the third quarter. Positive momentum in U.S. Gross Domestic Product (GDP) growth early in the year, coupled with market fears over potential inflation and the anticipated end of the Federal Reserve’s quantitative easing program, led to the initial increase. However, concern over the sustainability of growth without government assistance slowed the momentum of the interest rate rise, while stress in the European bond market renewed investor risk aversion. As the solvency of major European countries began to be questioned, global stock markets paused in their rally, while U.S. Treasury yields started their descent.

Economic statistics began to soften during the summer months as GDP data fell to levels that raised the possibility of a second recession. In addition, inflation continued to decline to an extent that made Fed officials uncomfortable, while employment growth remained elusive. At the same time, deflation fears led the market to anticipate more Fed action. Chairman Bernanke did not disappoint, as the Federal Open Market Committee (FOMC) voted to institute a fresh round of quantitative easing, initially by reinvesting mortgage paydowns into U.S. Treasuries, then with an all-out purchase plan of $600 billion in Treasuries announced at the November 5 meeting. Yields exhibited their most dramatic fall of the period in the run-up to the FOMC meeting. However, crowded long positions, reduced overseas demand and improved economic data led to a renewed increase in rates into year end. Aggressive FOMC action may have averted a second recession for the time being, but the sustainability of growth without government support remains in question.

The Portfolio posted a 3.02% (Class A Shares) return for the 12-month period outpacing the 2.97% return of its benchmark, the Barclays Capital 1-5 Year U.S. Government Bond Index. During the period, the Portfolio outperformed by tactically trading duration from the long side, while an overweight to mortgage-backed securities continued to be additive. Yield curve positioning was both positive and negative during the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	BARCLAYS CAPITAL 1-5 YEAR U.S. GOVERNMENT BOND INDEX
ONE YEAR	3.02%	2.67%	2.97%

FIVE YEAR	5.11	4.71	5.14

TEN YEAR	4.70	4.30	4.80

SINCE INCEPTION	4.99	4.62	5.20

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital 1-5 Year U.S. Government Bond Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGER

DANIEL J. PERSONETTE With Northern Trust since 1996

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
CLASS A SHARES	BUSAX
CLASS D SHARES	BUSDX

INCEPTION DATE
CLASS A SHARES	4/5/93
CLASS D SHARES	9/15/94

TOTAL NET ASSETS	$66,983,910

NET ASSET VALUE
CLASS A SHARES	$20.77
CLASS D SHARES	20.71

GROSS EXPENSE RATIO
CLASS A SHARES	0.65%
CLASS D SHARES	1.04

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

The principal value and investment return of the Portfolio are not guaranteed nor insured by the U.S. Government.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	BOND PORTFOLIO	CORE BOND PORTFOLIO
ASSETS:
Investments, at cost	$261,187	$119,336
Investments, at value(1)(2)	$266,405	$121,414
Interest income receivable	1,513	580
Dividend income receivable	1	1
Receivable for securities sold	3,274	743
Receivable for fund shares sold	974	8
Receivable from affiliated administrator	31	14
Prepaid and other assets	3	3
Total Assets	272,201	122,763
LIABILITIES:
Payable upon return of securities loaned	25,253	12,471
Payable for securities purchased	5,255	861
Payable for when-issued securities	17,329	8,915
Payable for variation margin on futures contracts	–	–
Payable for fund shares redeemed	1	15
Payable to affiliates:
Investment advisory fees	46	20
Administration fees	19	8
Custody and accounting fees	7	6
Transfer agent fees	2	1
Trustee fees	5	3
Accrued other liabilities	9	9
Total Liabilities	47,926	22,309
Net Assets	$224,275	$100,454
ANALYSIS OF NET ASSETS:
Capital stock	$227,053	$97,237
Accumulated undistributed net investment income	172	65
Accumulated undistributed net realized gain (loss)	(8,168)	1,074
Net unrealized appreciation	5,218	2,078
Net Assets	$224,275	$100,454
Net Assets:
Class A	$224,006	$100,451
Class C	146	2
Class D	123	1
Total Shares Outstanding (no par value, unlimited shares authorized):
Class A	10,569	9,442
Class C	7	–	(3)
Class D	6	–	(3)
Net Asset Value, Redemption and Offering Price Per Share:
Class A	$21.19	$10.64
Class C	21.19	10.65
Class D	21.20	10.71

(1)	Amounts include cost and value from affiliated portfolios of $55,106, $28,764, $33,861, $20,413, $55,066, and $26,899, respectively. See the Schedules of Investments for further detail on investments in affiliated portfolios.
(2)	Amounts include value of securities loaned of $43,186, $17,853, $38,857, $14,647, $25,887, and $16,089, respectively.
(3)	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

U.S. TREASURY INDEX PORTFOLIO		INTERMEDIATE BOND PORTFOLIO		SHORT BOND PORTFOLIO	U.S. GOVERNMENT SECURITIES PORTFOLIO
$167,604		$67,181		$198,114	$89,084
$174,143		$67,975		$201,150	$89,389
762		287		998	170
–		–		1	–
3,816		804		46	2,950
185		–		233	–
13		8		26	13
2		3		2	3
178,921		69,077		202,456	92,525

32,904		14,945		25,913	16,394
4,178		213		–	970
–		742		1,038	8,136
–		–		12	–
9		25		46	3
18		11		36	14
12		4		14	6
3		5		5	5
1		–		1	1
3		4		3	3
9		9		9	9
37,137		15,958		27,077	25,541
$141,784		$53,119		$175,379	$66,984

$132,693		$50,980		$176,163	$64,867
77		29		93	16
2,475		1,316		(3,891)	1,796
6,539		794		3,014	305
$141,784		$53,119		$175,379	$66,984

$141,733		$53,114		$175,313	$66,912
1		–		–	–
50		5		66	72
6,206		2,430		9,202	3,222
–	(3)	–		–	–
2		–	(3)	3	3
$22.84		$21.86		$19.05	$20.77
22.86		–		–	–
22.75		21.28		19.00	20.71

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF OPERATIONS

Amounts in thousands	BOND PORTFOLIO	CORE BOND PORTFOLIO
INVESTMENT INCOME:
Interest income	$9,261	$3,340
Dividend income(1)	8	4
Net income from securities loaned(2)	39	15
Other income	73	34
Total Investment Income	9,381	3,393
EXPENSES:
Investment advisory fees	934	359
Administration fees	234	90
Custody and accounting fees	53	36
Transfer agent fees	24	9
Blue sky fees	34	36
SEC fees	3	3
Printing fees	9	9
Professional fees	11	11
Shareholder servicing fees	1	–
Trustee fees	7	7
Other	13	11
Total Expenses	1,323	571
Less waivers of investment advisory fees	(350)	(134)
Less expenses reimbursed by administrator	(129)	(114)
Net Expenses	844	323
Net Investment Income	8,537	3,070
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	9,629	4,023
Futures contracts	139	116
Net change in unrealized appreciation (depreciation) on:
Investments	(3,707)	(1,433)
Futures contracts	(258)	(148)
Net Gains	5,803	2,558
Net Increase in Net Assets Resulting from Operations	$14,340	$5,628

(1)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $1, $1, and $1, for Bond Portfolio, Core Bond Portfolio, and Short Bond Portfolio. All remaining Portfolios’ have dividend income from the Diversified Assets Portfolio which rounds to less than $1.
(2)	See Note 2 for additional information.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010

U.S. TREASURY INDEX PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	SHORT BOND PORTFOLIO	U.S. GOVERNMENT SECURITIES PORTFOLIO

$3,801	$1,431	$4,743	$1,149
–	2	3	3
24	13	31	19
–	7	26	4
3,825	1,453	4,803	1,175

401	194	667	295
134	48	167	74
26	33	37	31
13	5	17	8
32	27	32	31
3	3	3	3
9	9	9	9
11	11	11	11
–	–	–	–
7	7	7	7
11	11	11	11
647	348	961	480
(200)	(73)	(250)	(111)
(100)	(101)	(110)	(103)
347	174	601	266
3,478	1,279	4,202	909

2,553	1,585	2,209	1,885
–	–	(1,217)	–
117	(29)	(78)	(602)
–	–	223	–
2,670	1,556	1,137	1,283
$6,148	$2,835	$5,339	$2,192

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	BOND PORTFOLIO		CORE BOND PORTFOLIO
Amounts in thousands	2010	2009	2010	2009
OPERATIONS:
Net investment income	$8,537	$10,622	$3,070	$5,512
Net realized gains	9,768	10,208	4,139	6,207
Net change in unrealized appreciation (depreciation)	(3,965)	10,905	(1,581)	5,340
Net Increase in Net Assets Resulting from Operations	14,340	31,735	5,628	17,059
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	(66,235)	(4,857)	2,939	(90,950)
Net decrease in net assets resulting from Class C share transactions	(41)	(38)	–	–
Net increase (decrease) in net assets resulting from Class D share transactions	19	7	–	–
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(66,257)	(4,888)	2,939	(90,950)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(8,765)	(11,166)	(3,144)	(5,636)
From net realized gains	–	–	–	–
Total Distributions to Class A Shareholders	(8,765)	(11,166)	(3,144)	(5,636)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(5)	(7)	–	–
From net realized gains	–	–	–	–
Total Distributions to Class C Shareholders	(5)	(7)	–	–
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income	(4)	(4)	–	–
From net realized gains	–	–	–	–
Total Distributions to Class D Shareholders	(4)	(4)	–	–
Total Increase (Decrease) in Net Assets	(60,691)	15,670	5,423	(79,527)
NET ASSETS:
Beginning of year	284,966	269,296	95,031	174,558
End of year	$224,275	$284,966	$100,454	$95,031
Accumulated Undistributed Net Investment Income	$172	$291	$65	$116

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. TREASURY INDEX PORTFOLIO		INTERMEDIATE BOND PORTFOLIO		SHORT BOND PORTFOLIO		U.S GOVERNMENT SECURITIES PORTFOLIO
2010	2009	2010	2009	2010	2009	2010	2009
$3,478	$5,003	$1,279	$982	$4,202	$3,207	$909	$1,140
2,553	6,587	1,585	946	992	3,202	1,885	2,258
117	(7,580)	(29)	1,368	145	2,607	(602)	200
6,148	4,010	2,835	3,296	5,339	9,016	2,192	3,598
6,656	(79,679)	6,778	16,703	(18,954)	71,765	(9,501)	2,624
–	(3,296)	–	–	–	–	–	–
2	(7)	–	–	11	8	(26)	(15)
6,658	(82,982)	6,778	16,703	(18,943)	71,773	(9,527)	2,609
(3,506)	(5,081)	(1,287)	(1,011)	(4,408)	(3,314)	(1,007)	(1,194)
(2,889)	(128)	–	–	–	–	(1,886)	–
(6,395)	(5,209)	(1,287)	(1,011)	(4,408)	(3,314)	(2,893)	(1,194)
–	(19)	–	–	–	–	–	–
–	(2)	–	–	–	–	–	–
–	(21)	–	–	–	–	–	–
(1)	(2)	–	–	(1)	(1)	(1)	(1)
(1)	–	–	–	–	–	(2)	–
(2)	(2)	–	–	(1)	(1)	(3)	(1)
6,409	(84,204)	8,326	18,988	(18,013)	77,474	(10,231)	5,012
135,375	219,579	44,793	25,805	193,392	115,918	77,215	72,203
$141,784	$135,375	$53,119	$44,793	$175,379	$193,392	$66,984	$77,215
$77	$106	$29	$26	$93	$109	$16	$27

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO	CLASS A
Selected per share data	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$20.68	$19.14	$19.66	$19.82	$19.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.76	0.81	0.81	1.02	0.97
Net realized and unrealized gains (losses)	0.54	1.58	(0.51)	(0.15)	0.28
Total from Investment Operations	1.30	2.39	0.30	0.87	1.25
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.79)	(0.85)	(0.82)	(1.03)	(1.00)
Total Distributions Paid	(0.79)	(0.85)	(0.82)	(1.03)	(1.00)
Net Asset Value, End of Year	$21.19	$20.68	$19.14	$19.66	$19.82
Total Return(3)	6.40%	12.79%	1.77%	4.47%	6.61%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$224,006	$284,682	$269,001	$280,428	$255,271
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.57%	0.56%	0.55%	0.55%	0.55%
Net investment income, net of waivers, reimbursements and credits	3.66%	4.06%	4.15%	5.22%	4.99%
Net investment income, before waivers, reimbursements and credits	3.45%	3.86%	3.96%	5.03%	4.80%
Portfolio Turnover Rate	709.09%	630.26%	570.64%	604.49%	680.00%

	CLASS C
Selected per share data	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$20.68	$19.13	$19.65	$19.81	$19.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.72	0.76	0.77	0.98	0.91
Net realized and unrealized gains (losses)	0.53	1.60	(0.52)	(0.17)	0.30
Total from Investment Operations	1.25	2.36	0.25	0.81	1.21
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.74)	(0.81)	(0.77)	(0.97)	(0.96)
Total Distributions Paid	(0.74)	(0.81)	(0.77)	(0.97)	(0.96)
Net Asset Value, End of Year	$21.19	$20.68	$19.13	$19.65	$19.81
Total Return(3)	6.14%	12.57%	1.58%	4.22%	6.37%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$146	$184	$208	$338	$201
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, before waivers, reimbursements and credits	0.81%	0.80%	0.79%	0.79%	0.79%
Net investment income, net of waivers, reimbursements and credits	3.42%	3.82%	3.91%	4.98%	4.75%
Net investment income, before waivers, reimbursements and credits	3.21%	3.62%	3.72%	4.79%	4.56%
Portfolio Turnover Rate	709.09%	630.26%	570.64%	604.49%	680.00%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BOND PORTFOLIO	CLASS D
Selected per share data	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$20.69	$19.14	$19.64	$19.79	$19.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.68	0.73	0.73	0.95	0.90
Net realized and unrealized gains (losses)	0.53	1.60	(0.49)	(0.17)	0.28
Total from Investment Operations	1.21	2.33	0.24	0.78	1.18
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.70)	(0.78)	(0.74)	(0.93)	(0.92)
Total Distributions Paid	(0.70)	(0.78)	(0.74)	(0.93)	(0.92)
Net Asset Value, End of Year	$21.20	$20.69	$19.14	$19.64	$19.79
Total Return(3)	5.99%	12.41%	1.48%	4.07%	6.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$123	$100	$87	$106	$136
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	0.96%	0.95%	0.94%	0.94%	0.94%
Net investment income, net of waivers, reimbursements and credits	3.27%	3.67%	3.76%	4.83%	4.60%
Net investment income, before waivers, reimbursements and credits	3.06%	3.47%	3.57%	4.64%	4.41%
Portfolio Turnover Rate	709.09%	630.26%	570.64%	604.49%	680.00%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

CORE BOND PORTFOLIO	CLASS A
Selected per share data	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Year	$10.36	$9.48	$9.79	$9.93		$9.83
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.37	0.46	0.41	0.49		0.47
Net realized and unrealized gains (losses)	0.28	0.88	(0.31)	(0.13)		0.10
Total from Investment Operations	0.65	1.34	0.10	0.36		0.57
LESS DISTRIBUTIONS PAID:
From net investment income	(0.37)	(0.46)	(0.41)	(0.50)		(0.47)
Total Distributions Paid	(0.37)	(0.46)	(0.41)	(0.50)		(0.47)
Net Asset Value, End of Year	$10.64	$10.36	$9.48	$9.79		$9.93
Total Return(1)	6.46%	14.47%	1.02%	3.76%		6.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$100,451	$95,028	$174,556	$207,592		$196,669
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36	%(2)	0.36%
Expenses, before waivers, reimbursements and credits	0.64%	0.61%	0.57%	0.57%		0.57%
Net investment income, net of waivers, reimbursements and credits	3.43%	4.47%	4.19%	5.07%		4.81%
Net investment income, before waivers, reimbursements and credits	3.15%	4.22%	3.98%	4.86%		4.60%
Portfolio Turnover Rate	765.28%	575.14%	681.34%	716.62%		817.80%

	CLASS C
Selected per share data	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Year	$10.38	$9.48	$9.76	$9.87		$9.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33	0.43	0.39	0.47		0.45
Net realized and unrealized gains (losses)	0.29	0.89	(0.30)	(0.14)		0.09
Total from Investment Operations	0.62	1.32	0.09	0.33		0.54
LESS DISTRIBUTIONS PAID:
From net investment income	(0.35)	(0.42)	(0.37)	(0.44)		(0.45)
Total Distributions Paid	(0.35)	(0.42)	(0.37)	(0.44)		(0.45)
Net Asset Value, End of Year	$10.65	$10.38	$9.48	$9.76		$9.87
Total Return(1)	6.10%	14.24%	0.90%	3.48%		5.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2	$2	$1	$1		$1
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60%	0.60%	0.60%	0.60	%(2)	0.60%
Expenses, before waivers, reimbursements and credits	0.88%	0.85%	0.81%	0.81%		0.81%
Net investment income, net of waivers, reimbursements and credits	3.19%	4.23%	3.95%	4.83%		4.57%
Net investment income, before waivers, reimbursements and credits	2.91%	3.98%	3.74%	4.62%		4.36%
Portfolio Turnover Rate	765.28%	575.14%	681.34%	716.62%		817.80%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $15,000 or 0.01% of average net assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

CORE BOND PORTFOLIO	CLASS D
Selected per share data	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Year	$10.43	$9.54	$9.84	$9.95		$9.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.41	0.36	0.45		0.45
Net realized and unrealized gains (losses)	0.29	0.88	(0.30)	(0.13)		0.09
Total from Investment Operations	0.60	1.29	0.06	0.32		0.54
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)	(0.40)	(0.36)	(0.43)		(0.44)
Total Distributions Paid	(0.32)	(0.40)	(0.36)	(0.43)		(0.44)
Net Asset Value, End of Year	$10.71	$10.43	$9.54	$9.84		$9.95
Total Return(1)	5.90%	13.88%	0.57%	3.35%		5.70%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1	$1	$1	$1		$1
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75	%(2)	0.75%
Expenses, before waivers, reimbursements and credits	1.03%	1.00%	0.96%	0.96%		0.96%
Net investment income, net of waivers, reimbursements and credits	3.04%	4.08%	3.80%	4.68%		4.42%
Net investment income, before waivers, reimbursements and credits	2.76%	3.83%	3.59%	4.47%		4.21%
Portfolio Turnover Rate	765.28%	575.14%	681.34%	716.62%		817.80%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $15,000 or 0.01% of average net assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

U.S. TREASURY INDEX PORTFOLIO	CLASS A
Selected per share data	2010(1)	2009(1)	2008(1)	2007	2006(1)
Net Asset Value, Beginning of Year	$22.92	$23.15	$21.79	$21.07	$20.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.59	0.72	0.79	0.88	0.89
Net realized and unrealized gains (losses)	0.44	(0.18)	1.35	0.72	0.08
Total from Investment Operations	1.03	0.54	2.14	1.60	0.97
LESS DISTRIBUTIONS PAID:
From net investment income	(0.59)	(0.76)	(0.78)	(0.88)	(0.89)
From net realized gains	(0.52)	(0.01)	–	–	–
Total Distributions Paid	(1.11)	(0.77)	(0.78)	(0.88)	(0.89)
Net Asset Value, End of Year	$22.84	$22.92	$23.15	$21.79	$21.07
Total Return(2)	4.74%	2.39%	10.10%	7.83%	4.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$141,733	$135,324	$216,204	$129,448	$47,481
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.26%	0.26%	0.26%	0.26%	0.26%
Expenses, before waivers, reimbursements and credits	0.48%	0.47%	0.47%	0.55%	0.57%
Net investment income, net of waivers, reimbursements and credits	2.60%	3.13%	3.57%	4.37%	4.27%
Net investment income, before waivers, reimbursements and credits	2.38%	2.92%	3.36%	4.08%	3.96%
Portfolio Turnover Rate	47.05%	44.72%	33.07%	36.29%	39.97%

	CLASS C
Selected per share data	2010(1)	2009(1)	2008(1)	2007	2006(1)
Net Asset Value, Beginning of Year	$22.98	$23.17	$21.80	$21.07	$20.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.53	0.69	0.74	0.87	0.84
Net realized and unrealized gains (losses)	0.41	(0.18)	1.36	0.68	0.09
Total from Investment Operations	0.94	0.51	2.10	1.55	0.93
LESS DISTRIBUTIONS PAID:
From net investment income	(0.54)	(0.69)	(0.73)	(0.82)	(0.84)
From net realized gains	(0.52)	(0.01)	–	–	–
Total Distributions Paid	(1.06)	(0.70)	(0.73)	(0.82)	(0.84)
Net Asset Value, End of Year	$22.86	$22.98	$23.17	$21.80	$21.07
Total Return(2)	4.29%	2.26%	9.85%	7.61%	4.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1	$2	$3,318	$1,679	$1,191
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses, before waivers, reimbursements and credits	0.72%	0.71%	0.71%	0.79%	0.81%
Net investment income, net of waivers, reimbursements and credits	2.36%	2.89%	3.33%	4.13%	4.03%
Net investment income, before waivers, reimbursements and credits	2.14%	2.68%	3.12%	3.84%	3.72%
Portfolio Turnover Rate	47.05%	44.72%	33.07%	36.29%	39.97%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. TREASURY INDEX PORTFOLIO	CLASS D
Selected per share data	2010(1)	2009(1)	2008(1)	2007	2006(1)
Net Asset Value, Beginning of Year	$22.84	$23.07	$21.72	$20.99	$20.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.50	0.63	0.77	0.81	0.80
Net realized and unrealized gains (losses)	0.43	(0.18)	1.27	0.70	0.04
Total from Investment Operations	0.93	0.45	2.04	1.51	0.84
LESS DISTRIBUTIONS PAID:
From net investment income	(0.50)	(0.67)	(0.69)	(0.78)	(0.81)
From net realized gains	(0.52)	(0.01)	–	–	–
Total Distributions Paid	(1.02)	(0.68)	(0.69)	(0.78)	(0.81)
Net Asset Value, End of Year	$22.75	$22.84	$23.07	$21.72	$20.99
Total Return(2)	4.30%	2.00%	9.62%	7.45%	4.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$50	$49	$57	$1,186	$910
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, before waivers, reimbursements and credits	0.87%	0.86%	0.86%	0.94%	0.96%
Net investment income, net of waivers, reimbursements and credits	2.21%	2.74%	3.18%	3.98%	3.88%
Net investment income, before waivers, reimbursements and credits	1.99%	2.53%	2.97%	3.69%	3.57%
Portfolio Turnover Rate	47.05%	44.72%	33.07%	36.29%	39.97%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE BOND PORTFOLIO	CLASS A
Selected per share data	2010	2009	2008(1)	2007	2006
Net Asset Value, Beginning of Year	$21.18	$19.55	$19.89	$20.07	$20.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.57	0.71	0.74	1.01	0.97
Net realized and unrealized gains (losses)	0.68	1.65	(0.34)	(0.17)	0.04
Total from Investment Operations	1.25	2.36	0.40	0.84	1.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.57)	(0.73)	(0.74)	(1.02)	(0.97)
Total Distributions Paid	(0.57)	(0.73)	(0.74)	(1.02)	(0.97)
Net Asset Value, End of Year	$21.86	$21.18	$19.55	$19.89	$20.07
Total Return(2)	6.00%	12.28%	2.17%	4.30%	5.19%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$53,114	$44,789	$25,801	$32,103	$31,123
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.72%	0.89%	0.81%	0.78%	0.77%
Net investment income, net of waivers, reimbursements and credits	2.64%	3.45%	3.77%	5.12%	4.85%
Net investment income, before waivers, reimbursements and credits	2.28%	2.92%	3.32%	4.70%	4.44%
Portfolio Turnover Rate	801.81%	727.05%	558.33%	371.48%	392.92%

	CLASS D
Selected per share data	2010	2009	2008(1)	2007	2006
Net Asset Value, Beginning of Year	$20.70	$19.12	$19.88	$20.06	$20.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.47	0.61	0.81	0.95	0.89
Net realized and unrealized gains (losses)	0.60	1.62	(0.95)	(0.21)	0.04
Total from Investment Operations	1.07	2.23	(0.14)	0.74	0.93
LESS DISTRIBUTIONS PAID:
From net investment income	(0.49)	(0.65)	(0.62)	(0.92)	(0.89)
Total Distributions Paid	(0.49)	(0.65)	(0.62)	(0.92)	(0.89)
Net Asset Value, End of Year	$21.28	$20.70	$19.12	$19.88	$20.06
Total Return(2)	5.27%	11.86%	(0.57)%	3.79%	4.79%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5	$4	$4	$47	$80
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	1.11%	1.28%	1.20%	1.17%	1.16%
Net investment income, net of waivers, reimbursements and credits	2.25%	3.06%	3.38%	4.73%	4.46%
Net investment income, before waivers, reimbursements and credits	1.89%	2.53%	2.93%	4.31%	4.05%
Portfolio Turnover Rate	801.81%	727.05%	558.33%	371.48%	392.92%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SHORT BOND PORTFOLIO	CLASS A
Selected per share data	2010	2009	2008(1)	2007	2006
Net Asset Value, Beginning of Year	$18.93	$18.11	$18.35	$18.33	$18.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.49	0.46	0.57	0.87	0.81
Net realized and unrealized gains (losses)	0.14	0.84	(0.23)	0.03	0.09
Total from Investment Operations	0.63	1.30	0.34	0.90	0.90
LESS DISTRIBUTIONS PAID:
From net investment income	(0.51)	(0.48)	(0.58)	(0.88)	(0.81)
Total Distributions Paid	(0.51)	(0.48)	(0.58)	(0.88)	(0.81)
Net Asset Value, End of Year	$19.05	$18.93	$18.11	$18.35	$18.33
Total Return(2)	3.36%	7.24%	1.86%	5.03%	5.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$175,313	$193,337	$115,874	$130,477	$174,851
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.58%	0.59%	0.58%	0.56%	0.57%
Net investment income, net of waivers, reimbursements and credits	2.52%	2.48%	3.13%	4.76%	4.49%
Net investment income, before waivers, reimbursements and credits	2.30%	2.25%	2.91%	4.56%	4.28%
Portfolio Turnover Rate	432.78%	903.45%	508.41%	168.98%	446.57%

	CLASS D
Selected per share data	2010	2009	2008(1)	2007	2006
Net Asset Value, Beginning of Year	$18.88	$18.07	$18.30	$18.27	$18.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.36	0.52	0.79	0.73
Net realized and unrealized gains (losses)	0.17	0.85	(0.26)	0.03	0.09
Total from Investment Operations	0.55	1.21	0.26	0.82	0.82
LESS DISTRIBUTIONS PAID:
From net investment income	(0.43)	(0.40)	(0.49)	(0.79)	(0.74)
Total Distributions Paid	(0.43)	(0.40)	(0.49)	(0.79)	(0.74)
Net Asset Value, End of Year	$19.00	$18.88	$18.07	$18.30	$18.27
Total Return(2)	2.97%	6.79%	1.47%	4.60%	4.61%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$66	$55	$44	$327	$292
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	0.97%	0.98%	0.97%	0.95%	0.96%
Net investment income, net of waivers, reimbursements and credits	2.13%	2.09%	2.74%	4.37%	4.10%
Net investment income, before waivers, reimbursements and credits	1.91%	1.86%	2.52%	4.17%	3.89%
Portfolio Turnover Rate	432.78%	903.45%	508.41%	168.98%	446.57%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT SECURITIES PORTFOLIO	CLASS A
Selected per share data	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Year	$20.96	$20.34	$19.57	$19.48		$19.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.35	0.60	0.89		0.84
Net realized and unrealized gains	0.37	0.63	0.77	0.10		0.16
Total from Investment Operations	0.62	0.98	1.37	0.99		1.00
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.36)	(0.60)	(0.90)		(0.85)
From net realized gains	(0.53)	–	–	–		–
Total Distributions Paid	(0.81)	(0.36)	(0.60)	(0.90)		(0.85)
Net Asset Value, End of Year	$20.77	$20.96	$20.34	$19.57		$19.48
Total Return(1)	3.02%	4.88%	7.15%	5.25%		5.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$66,912	$77,116	$72,092	$67,176		$69,757
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36	%(2)	0.36	%(2)
Expenses, before waivers, reimbursements and credits	0.65%	0.66%	0.65%	0.63%		0.63%
Net investment income, net of waivers, reimbursements and credits	1.23%	1.68%	2.99%	4.61%		4.35%
Net investment income, before waivers, reimbursements and credits	0.94%	1.38%	2.70%	4.34%		4.08%
Portfolio Turnover Rate	1227.07%	1,572.96%	1,243.35%	1,322.04%		841.27%

	CLASS D
Selected per share data	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Year	$20.90	$20.28	$19.53	$19.41		$19.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.24	0.30	0.56	0.86		0.81
Net realized and unrealized gains	0.30	0.60	0.72	0.06		0.11
Total from Investment Operations	0.54	0.90	1.28	0.92		0.92
LESS DISTRIBUTIONS PAID:
From net investment income	(0.20)	(0.28)	(0.53)	(0.80)		(0.77)
From net realized gains	(0.53)	–	–	–		–
Total Distributions Paid	(0.73)	(0.28)	(0.53)	(0.80)		(0.77)
Net Asset Value, End of Year	$20.71	$20.90	$20.28	$19.53		$19.41
Total Return(1)	2.67%	4.49%	6.65%	4.90%		4.91%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$72	$99	$111	$143		$233
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75	%(2)	0.75	%(2)
Expenses, before waivers, reimbursements and credits	1.04%	1.05%	1.04%	1.02%		1.02%
Net investment income, net of waivers, reimbursements and credits	0.84%	1.29%	2.60%	4.22%		3.96%
Net investment income, before waivers, reimbursements and credits	0.55%	0.99%	2.31%	3.95%		3.69%
Portfolio Turnover Rate	1227.07%	1,572.96%	1,243.35%	1,322.04%		841.27%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $12,000 and $8,000, which represents 0.02% and 0.01% of average net assets for the fiscal years ended November 30, 2007 and November 30, 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO	NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 3.3%

Commercial Mortgage Services – 3.3%
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A2, 5.32%, 9/10/47	$2,195	$2,259
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 9/10/47	1,750	1,844
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.41%, 12/11/40	1,355	1,471
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2, 5.08%, 2/15/31	601	604
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2, 5.26%, 9/15/39	1,300	1,318
		7,496
Total Asset-Backed Securities
(Cost $7,330)		7,496

CORPORATE BONDS – 26.2%

Aerospace/Defense – 0.7%
Meccanica Holdings USA, 6.25%, 1/15/40 (1)(2)	1,555	1,474

Agriculture – 1.1%
Altria Group, Inc., 10.20%, 2/6/39	535	773
Bunge Ltd. Finance Corp., 8.50%, 6/15/19	395	472
Lorillard Tobacco Co., 8.13%, 6/23/19	1,035	1,185
		2,430

Auto Manufacturers – 0.4%
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)	930	983

Auto Parts & Equipment – 0.5%
BorgWarner, Inc., 4.63%, 9/15/20	560	575
Johnson Controls, Inc., 5.00%, 3/30/20	600	658
		1,233

Banks – 1.5%
Citigroup, Inc., 5.38%, 8/9/20 †	795	813

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 26.2% – continued

Banks – 1.5% – continued
Goldman Sachs Group (The), Inc., 3.70%, 8/1/15 †	$1,205	$1,231
5.63%, 1/15/17	840	885
JPMorgan Chase & Co., 2.60%, 1/15/16	500	488
		3,417

Beverages – 0.2%
Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	480	491

Biotechnology – 0.5%
Genzyme Corp., 3.63%, 6/15/15	840	882
5.00%, 6/15/20	145	158
		1,040

Chemicals – 0.6%
Dow Chemical (The) Co., 2.50%, 2/15/16	235	229
Mosaic (The) Co., 7.63%, 12/1/16 (1)	945	1,021
		1,250

Diversified Financial Services – 3.8%
Capital One Capital V, 10.25%, 8/15/39	625	661
Countrywide Financial Corp., 6.25%, 5/15/16	740	771
Crown Castle Towers LLC, 4.88%, 8/15/20 (1)(2)	715	709
ERAC USA Finance LLC, 5.25%, 10/1/20 (1)(2) †	715	755
7.00%, 10/15/37 (1)(2)	725	795
FMR LLC, 6.45%, 11/15/39 (1)(2)	1,070	1,051
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	1,385	1,378
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	1,095	1,118
Power Receivable Finance LLC, 6.29%, 1/1/12 (1)(2)	315	315
TD Ameritrade Holding Corp., 5.60%, 12/1/19	890	964
		8,517

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 26.2% – continued

Electric – 0.7%

CMS Energy Corp., 5.05%, 2/15/18	$1,010	$1,019
N.V. Energy, Inc., 6.25%, 11/15/20	575	582
		1,601

Electronics – 1.1%

Agilent Technologies, Inc., 6.50%, 11/1/17	1,380	1,578

Thermo Fisher Scientific, Inc., 2.15%, 12/28/12	670	681

3.25%, 11/20/14	260	272
		2,531

Food – 0.4%
SUPERVALU, Inc., 8.00%, 5/1/16 †	1,015	997

Forest Products & Paper – 0.3%
Georgia-Pacific LLC, 5.40%, 11/1/20 (1)(2)	615	608

Household Products/Wares – 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.75%, 10/15/16 (1) †	680	709

Insurance – 3.0%

Liberty Mutual Group, Inc., 5.75%, 3/15/14 (1)(2)	565	592

Metropolitan Life Global Funding I, 5.13%, 4/10/13 (1)(2)	310	336

2.50%, 9/29/15 (1)(2)	1,645	1,634

New York Life Global Funding, 4.65%, 5/9/13 (1)(2)	1,385	1,492

Pricoa Global Funding I, 5.45%, 6/11/14 (1)(2) †	1,055	1,175
Protective Life Corp., 8.45%, 10/15/39	1,395	1,499
		6,728

Iron/Steel – 0.6%

Nucor Corp., 4.13%, 9/15/22 †	250	252
Steel Dynamics, Inc., 7.75%, 4/15/16	1,005	1,060
		1,312

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 26.2% – continued

Lodging – 0.4%
Hyatt Hotels Corp., 6.88%, 8/15/19 (1)(2)	$905	$991

Media – 1.3%

DIRECTV Holdings LLC, 5.20%, 3/15/20	900	951

Time Warner Cable, Inc., 5.88%, 11/15/40	1,238	1,228
Time Warner, Inc., 6.10%, 7/15/40	650	686
		2,865

Metal Fabrication/Hardware – 0.6%
Commercial Metals Co., 7.35%, 8/15/18	1,300	1,371

Office/Business Equipment – 0.5%
Xerox Corp., 4.25%, 2/15/15	950	1,011

Oil & Gas – 1.9%

Anadarko Petroleum Corp., 5.95%, 9/15/16	525	560

6.20%, 3/15/40 †	540	512

Apache Corp., 5.10%, 9/1/40	565	552

Newfield Exploration Co., 7.13%, 5/15/18 †	475	499

6.88%, 2/1/20	355	371

Pioneer Natural Resources Co., 6.88%, 5/1/18	845	900
Pride International, Inc., 8.50%, 6/15/19	700	798
		4,192

Packaging & Containers – 0.8%

Ball Corp., 7.13%, 9/1/16	485	525
Temple-Inland, Inc., 6.88%, 1/15/18	1,220	1,298
		1,823

Pharmaceuticals – 0.3%

Express Scripts, Inc., 5.25%, 6/15/12	700	742

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 26.2% – continued

Pipelines – 1.1%

El Paso Pipeline Partners Operating Co. LLC, 4.10%, 11/15/15 †	$870	$873

Enterprise Products Operating LLC, 6.45%, 9/1/40 †	920	988
Plains All American Pipeline LP/PAA Finance Corp., 5.63%, 12/15/13	555	604
		2,465

Real Estate Investment Trusts – 0.5%

AvalonBay Communities, Inc., 3.95%, 1/15/21 †	565	551
Boston Properties LP, 4.13%, 5/15/21	565	548
		1,099

Software – 0.7%
Oracle Corp., 5.38%, 7/15/40 (1)(2) †	1,465	1,517

Telecommunications – 2.4%

CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 5/1/17 (1)(2)	985	1,086

Frontier Communications Corp., 8.25%, 4/15/17	1,675	1,843

Qwest Corp., 7.63%, 6/15/15 †	1,225	1,412
Windstream Corp., 8.13%, 8/1/13 †	880	961
		5,302
Total Corporate Bonds
(Cost $56,765)		58,699

FOREIGN ISSUER BONDS – 9.6%

Banks – 2.9%

Australia & New Zealand Banking Group Ltd., 2.40%, 1/11/13 (1)(2)	1,965	2,003

Bank of Nova Scotia, 1.65%, 10/29/15 (1)(2)	1,725	1,696

Lloyds TSB Bank PLC, 6.50%, 9/14/20 (1)(2)	900	881

Toronto-Dominion Bank (The), 2.20%, 7/29/15 (1)(2) †	975	987

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 9.6% – continued

Banks – 2.9% – continued
Westpac Banking Corp., 4.20%, 2/27/15 †	$800	$856
		6,423

Beverages – 0.3%
SABMiller PLC, 6.50%, 7/1/16 (1)(2)	600	714

Diversified Financial Services – 0.7%
Macquarie Group Ltd., 6.00%, 1/14/20 (1)(2)	1,490	1,530

Electric – 0.4%
TransAlta Corp., 4.75%, 1/15/15	765	823

Insurance – 1.2%

Allied World Assurance Co. Holdings Ltd., 7.50%, 8/1/16	845	967

5.50%, 11/15/20 †	340	334
XL Group PLC,, 6.50%, 4/15/17 †	1,735	1,479
		2,780

Leisure Time – 0.6%
Royal Caribbean Cruises Ltd., 6.88%, 12/1/13 †	1,200	1,278

Miscellaneous Manufacturing – 1.0%

Tyco Electronics Group S.A., 6.00%, 10/1/12	1,555	1,667
Tyco International Finance S.A., 4.13%, 10/15/14 †	495	534
		2,201

Oil & Gas – 1.0%

Nexen, Inc., 6.40%, 5/15/37	545	585

Petroleos Mexicanos, 5.50%, 1/21/21	1,020	1,066
Shell International Finance BV, 3.10%, 6/28/15	485	508
		2,159

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 9.6% – continued

Oil & Gas Services – 0.5%

Weatherford International Ltd., 9.63%, 3/1/19 †	$680	$877

6.75%, 9/15/40 †	350	365
		1,242

Pharmaceuticals – 0.5%
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15	1,055	1,093

Telecommunications – 0.3%
Telefonica Moviles Chile S.A., 2.88%, 11/9/15 (1)(2) †	810	793

Transportation – 0.2%
Kansas City Southern de Mexico S.A. de C.V., 7.38%, 6/1/14	540	566
Total Foreign Issuer Bonds
(Cost $21,204)		21,602

U.S. GOVERNMENT AGENCIES – 32.3% (3)

Fannie Mae – 23.0%

Pool #255452, 5.50%, 10/1/19	1,057	1,153

Pool #257314, 5.00%, 8/1/23	543	578

Pool #545437, 7.00%, 2/1/32	7	8

Pool #585617, 7.00%, 5/1/31 (4)	–	–

Pool #735893, 5.00%, 10/1/35	1,846	1,963

Pool #829125, 5.50%, 10/1/35	2,141	2,313

Pool #831810, 6.00%, 9/1/36	2,504	2,748

Pool #871232, 6.00%, 4/1/36	1,251	1,365

Pool #888538, 5.50%, 1/1/37	916	988

Pool #890001, 5.00%, 2/1/38	3,779	4,020

Pool #890009, 5.50%, 9/1/36	2,599	2,813

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 32.3% (3) – continued

Fannie Mae – 23.0% – continued

Pool #893082, 5.80%, 9/1/36	$893	$943

Pool #946869, 6.00%, 9/1/37	472	514

Pool #955782, 6.50%, 10/1/37	1,150	1,285

Pool #985560, 6.00%, 6/1/38	1,382	1,505

Pool #988916, 5.00%, 8/1/23	846	908

Pool #991529, 6.00%, 11/1/38	2,370	2,597

Pool #995976, 6.00%, 4/1/38	849	925

Pool #AB1470, 4.50%, 9/1/40	1,705	1,777

Pool #AC6767, 4.50%, 1/1/40	281	295

Pool #AC9581, 5.50%, 1/1/40	4,116	4,452

Pool #AD6929, 5.00%, 6/1/40	1,663	1,771

Pool TBA, 4.00%, 12/15/39 (5)	1,100	1,117

4.50%, 12/15/39 (5)	11,914	12,402

5.00%, 12/15/39 (5)	2,356	2,498

5.50%, 12/15/39 (5)	530	570
		51,508

Freddie Mac – 2.4%

Pool #1B3575, 6.02%, 9/1/37	909	980

Pool #1G2296, 6.18%, 11/1/37	1,636	1,770

Pool #1J0365, 5.74%, 4/1/37	521	554

Pool #1J2840, 5.90%, 9/1/37	880	936
Pool #848076, 5.51%, 6/1/38	986	1,057
		5,297

Freddie Mac Gold – 5.6%

Pool #A62213, 6.00%, 6/1/37	1,693	1,868

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 32.3% (3) – continued

Freddie Mac Gold – 5.6% – continued

Pool #A65182, 6.50%, 9/1/37	$668	$741

Pool #C00910, 7.50%, 1/1/30	391	452

Pool #C02790, 6.50%, 4/1/37	1,121	1,253

Pool #C02838, 5.50%, 5/1/37	1,626	1,755

Pool #C03517, 4.50%, 9/1/40	2,209	2,296

Pool #G01954, 5.00%, 11/1/35	1,763	1,870
Pool #G02869, 5.00%, 11/1/35	2,308	2,449
		12,684

Government National Mortgage Association – 1.3%

Pool #486873, 6.50%, 1/15/29 (4)	–	–

Pool #627123, 5.50%, 3/15/34	800	883

Pool #82581, 4.00%, 7/20/40	1,035	1,091
Series 2008, Class 8A, 3.61%, 11/16/27	989	1,009
		2,983
Total U.S. Government Agencies
(Cost $69,513)		72,472

U.S. GOVERNMENT OBLIGATIONS – 22.6%

U.S. Treasury Bonds – 2.8%

4.38%, 5/15/40 †	990	1,037

3.88%, 8/15/40 †	5,346	5,136
		6,173

U.S. Treasury Notes – 19.8%

0.50%, 11/15/13 †	7,217	7,174

1.38%, 11/30/15	4,680	4,660

2.25%, 11/30/17	15,318	15,418

2.63%, 11/15/20 †	17,411	17,155
		44,407
Total U.S. Government Obligations
(Cost $50,819)		50,580

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 24.6%

Northern Institutional Funds – Diversified Assets Portfolio (6) (7)	29,852,686	$29,853
Northern Institutional Funds – Liquid Assets Portfolio (7) (8) (9)	25,253,255	25,253
Total Investment Companies
(Cost $55,106)		55,106

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT – TERM INVESTMENTS – 0.2%
U.S. Treasury Bill, 0.30%, 1/13/11	$450	$450
Total Short-Term Investments
(Cost $450)		450

Total Investments – 118.8%

(Cost $261,187)		266,405

Liabilities less Other Assets – (18.8)%		(42,130)
NET ASSETS – 100.0%		$224,275

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At November 30, 2010, the value of these restricted illiquid securities amounted to approximately $24,117,000 or 10.8% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Australia & New Zealand Banking Group Ltd., 2.40%, 1/11/13	1/29/10	$1,964
Bank of Nova Scotia, 1.65%, 10/29/15	10/21/10	1,722
CC Holdings GS V LLC/ Crown Castle GS III Corp., 7.75%, 5/1/17	1/4/10	1,053
Crown Castle Towers LLC, 4.88%, 8/15/20	10/6/10	747
ERAC USA Finance LLC, 5.25%, 10/1/20	6/24/10	711
ERAC USA Finance LLC, 7.00%, 10/15/37	10/10/07	719

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
FMR LLC, 6.45%, 11/15/39	1/6/10	$1,016
Georgia-Pacific LLC, 5.40%, 11/1/20	10/28/10	611
Hyatt Hotels Corp., 6.88%, 8/15/19	8/10/09	904
Liberty Mutual Group, Inc., 5.75%, 3/15/14	6/16/09-1/5/10	515
Lloyds TSB Bank PLC, 6.5%, 9/14/20	9/7/10	895
Macquarie Group Ltd., 6.00%, 1/14/20	1/7/10	1,489
Meccanica Holdings USA, 6.25%, 1/15/40	10/20/09-11/17/09	1,561
Metropolitan Life Global Funding I, 5.13%, 4/10/13	11/23/09	331
Metropolitan Life Global Funding I, 2.50%, 9/29/15	9/22/10	1,644
New York Life Global Funding, 4.65%, 5/9/13	10/27/09	1,472
Nissan Motor Acceptance Corp., 4.50%, 1/30/15	1/20/10	926
Oracle Corp., 5.38%, 7/15/40	7/12/10	1,448
Power Receivable Finance LLC, 6.29%, 1/1/12	9/30/03	315
Pricoa Global Funding l, 5.45%, 6/11/14	6/4/09	1,053
SABMiller PLC, 6.50%, 7/1/16	10/28/10	718
Telefonica Moviles Chile S.A., 2.88%, 11/9/15	11/3/10	810
Toronto-Dominion Bank (The), 2.20%, 7/29/15	7/22/10	974

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	Principal amount is less than $500.
(5)	When-Issued Security.
(6)	The Portfolio had approximately $29,853,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(7)	Investment in affiliated Portfolio.
(8)	The Portfolio had approximately $55,549,000 of net sales in the Liquid Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(9)	Investment relates to cash collateral received from Portfolio securities loaned.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2010, the credit quality distribution (unaudited) for the Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	65.6%
AA	2.4
A	6.4
BAA	17.6
BA	7.7
B	0.3
Total	100.0%

* Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Valuations based on inputs that are unobservable and significant. The Portfolio utilized the following valuation techniques on Level 3 investments: The Portfolio valued certain securities using evaluated prices, based on broker quotes, from a primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Bond Portfolio’s investments, which are carried at fair value, as of November 30, 2010:

INVESTMENTS	Level 1 (000S)	Level 2 (000S)	Level 3 (000S)	Total (000S)
Asset-Backed Securities	$–	$7,496	$–	$7,496
Corporate Bonds

Aerospace/Defense	–	1,474	–	1,474

Agriculture	–	2,430	–	2,430

Auto Manufacturers	–	983	–	983

Auto Parts & Equipment	–	1,233	–	1,233

Banks	–	3,417	–	3,417

Beverages	–	491	–	491

Biotechnology	–	1,040	–	1,040

Chemicals	–	1,250	–	1,250

Diversified Financial Services	–	7,808	709	8,517

Electric	–	1,601	–	1,601

Electronics	–	2,531	–	2,531

Food	–	997	–	997

Forest Products & Paper	–	608	–	608

Household Products/Wares	–	709	–	709

Insurance	–	6,728	–	6,728

Iron/Steel	–	1,312	–	1,312

Lodging	–	991	–	991

Media	–	2,865	–	2,865

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

INVESTMENTS	Level 1 (000S)	Level 2 (000S)		Level 3 (000S)	Total (000S)
Metal Fabricate/Hardware	$–	$1,371		$ –	$1,371
Office/Business Equipment	–	1,011		–	1,011
Oil & Gas	–	4,192		–	4,192
Packaging & Containers	–	1,823		–	1,823
Pharmaceuticals	–	742		–	742
Pipelines	–	2,465		–	2,465
Real Estate Investment
Trusts	–	1,099		–	1,099
Software	–	1,517		–	1,517
Telecommunications	–	5,302		–	5,302
Foreign Issuer Bonds	–	21,602	(1)	–	21,602
U.S. Government Agencies	–	72,472	(1)	–	72,472
U.S. Government Obligations	–	50,580	(1)	–	50,580
Investment Companies	55,106	–		–	55,106
Short-Term Investments	–	450		–	450
Total Investments	$55,106	$210,590		$709	$266,405

(1)	Classifications as defined in the Schedule of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 11/30/09 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)†*	BALANCE AS OF 11/30/10 (000S)
Corporate Bonds
Aerospace/Defense	$3,247	$106	$(217)	$(1,662)	$(1,474)	$ –
Beverages	1,586	62	(35)	(1,613)	–	–
Diversified Financial Services	1,264	–	43	512	(1,110)	709
Electric	802	20	(25)	(797)	–	–
Insurance	5,874	294	(136)	(2,773)	(3,259)	–
Lodging	1,230	33	45	(317)	(991)	–
Real Estate Investment Trusts	184	(217)	235	(202)	–	–
Foreign Issuer Bonds
Beverages	878	112	(91)	(899)	–	–
Insurance	927	(238)	333	(1,022)	–	–
Mining	911	160	(151)	(920)	–	–
Total	$16,903	$332	$1	$(9,693)	$(6,834)	$709

†	Transferred out of level 3 due to securities having evaluated prices in observable markets from multiple pricing vendors.
*	The fair value of Net Transfers In and/or Out of Level 3 was measured using the fair value as of the end of the period.

The amount of change in net unrealized losses on investments in Level 3 securities still held at November 30, 2010 was approximately $(38,000), which is included in the Statement of Operations as part of the net change in unrealized depreciation on investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 2.6%

Commercial Mortgage Services – 2.6%

Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A2, 5.32%, 9/10/47	$700	$720

Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 9/10/47	350	369

Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.41%, 12/11/40	500	543

Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A3, 5.72%, 9/11/38	250	265

LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2, 5.08%, 2/15/31	134	134
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2, 5.26%, 9/15/39	525	532
		2,563
Total Asset-Backed Securities
(Cost $2,506)		2,563

CORPORATE BONDS – 21.6%

Aerospace/Defense – 0.5%

Meccanica Holdings USA, 6.25%, 1/15/40 (1)(2)	510	484

Agriculture – 1.2%

Altria Group, Inc., 10.20%, 2/6/39	240	347

Bunge Ltd. Finance Corp., 8.50%, 6/15/19	235	281
Lorillard Tobacco Co., 8.13%, 6/23/19	470	538
		1,166

Auto Manufacturers – 0.3%
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)	295	312

Auto Parts & Equipment – 0.5%

BorgWarner, Inc., 4.63%, 9/15/20	240	246
Johnson Controls, Inc., 5.00%, 3/30/20	280	307
		553

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 21.6% – continued

Banks – 1.8%

Citigroup, Inc., 5.38%, 8/9/20 †	$330	$338

Goldman Sachs Group (The), Inc., 3.70%, 8/1/15	500	511

5.63%, 1/15/17	470	495
JPMorgan Chase & Co., 2.60%, 1/15/16 †	500	488
		1,832

Beverages – 0.2%
Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	150	153

Biotechnology – 0.5%

Genzyme Corp., 3.63%, 6/15/15	370	388

5.00%, 6/15/20 †	65	71
		459

Chemicals – 0.6%

Dow Chemical (The) Co., 2.50%, 2/15/16	100	97
Mosaic (The) Co., 7.63%, 12/1/16 (2)	480	519
		616

Diversified Financial Services – 3.8%

Capital One Capital V, 10.25%, 8/15/39	290	307

Countrywide Financial Corp., 6.25%, 5/15/16	255	266

Crown Castle Towers LLC, 4.88%, 8/15/20 (1)(2)	315	312

ERAC USA Finance Co., 5.25%, 10/1/20 (1)(2) †	305	322

7.00%, 10/15/37 (1)(2)	455	499

FMR LLC, 6.45%, 11/15/39 (1)(2)	570	560

General Electric Capital Corp., 2.25%, 11/9/15	610	591

JPMorgan Chase Capital XXVII, 7.00%, 11/1/39 †	385	393

Power Receivable Finance LLC, 6.29%, 1/1/12 (1)(2)	69	68

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 21.6% – continued

Diversified Financial Services – 3.8% – continued
TD Ameritrade Holding Corp., 5.60%, 12/1/19 †	$455	$493
		3,811

Electronics – 0.9%

Agilent Technologies, Inc., 6.50%, 11/1/17	505	578

Thermo Fisher Scientific, Inc., 2.15%, 12/28/12	205	208

3.25%, 11/20/14	85	89
		875

Insurance – 2.5%

Liberty Mutual Group, Inc., 5.75%, 3/15/14 (1)(2)	175	184

Metropolitan Life Global Funding I, 5.13%, 4/10/13 (1)(2)	105	114

2.50%, 9/29/15 (1)(2)	750	745

New York Life Global Funding, 4.65%, 5/9/13 (1)(2)	455	490

Pricoa Global Funding I, 5.45%, 6/11/14 (1)(2) †	360	401
Protective Life Corp., 8.45%, 10/15/39	555	596
		2,530

Iron/Steel – 0.5%
Nucor Corp., 4.13%, 9/15/22 †	475	478

Lodging – 0.4%
Hyatt Hotels Corp., 6.88%, 8/15/19 (1)(2)	410	449

Media – 1.2%

DIRECTV Holdings LLC, 5.20%, 3/15/20	400	423

Time Warner Cable, Inc., 5.88%, 11/15/40	500	496
Time Warner, Inc., 6.10%, 7/15/40	275	290
		1,209

Metal Fabrication/Hardware – 0.4%
Commercial Metals Co., 7.35%, 8/15/18	365	385

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 21.6% – continued

Office/Business Equipment – 0.5%
Xerox Corp., 4.25%, 2/15/15	$435	$463

Oil & Gas – 1.4%

Anadarko Petroleum Corp., 5.95%, 9/15/16	220	235

6.20%, 3/15/40	220	209

Apache Corp., 5.10%, 9/1/40	234	229

EOG Resources, Inc., 4.10%, 2/1/21	480	480
Pride International, Inc., 8.50%, 6/15/19	240	273
		1,426

Packaging & Containers – 0.4%
Temple-Inland, Inc., 6.88%, 1/15/18	401	427

Pharmaceuticals – 0.3%
Express Scripts, Inc., 5.25%, 6/15/12	305	323

Pipelines – 1.4%

Enterprise Products Operating LLC, 5.00%, 3/1/15	350	381

6.45%, 9/1/40 †	390	418
Plains All American Pipeline L.P./PAA Finance Corp., 5.63%, 12/15/13	515	561
		1,360

Real Estate Investment Trusts – 0.5%

AvalonBay Communities, Inc., 3.95%, 1/15/21 †	250	244
Boston Properties L.P., 4.13%, 5/15/21	250	242
		486

Software – 0.6%
Oracle Corp., 5.38%, 7/15/40 (1)(2) †	615	637

Telecommunications – 0.8%

CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 5/1/17 (1)(2)	310	342

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 21.6% – continued

Telecommunications – 0.8% – continued
Qwest Corp., 7.63%, 6/15/15	$435	$501
		843

Transportation – 0.4%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20 †	450	449
Total Corporate Bonds
(Cost $21,159)		21,726

FOREIGN ISSUER BONDS – 7.9%

Banks – 2.6%

Australia & New Zealand Banking Group Ltd., 2.40%, 1/11/13 (1)(2)	815	831

Bank of Nova Scotia, 1.65%, 10/29/15 (1)(2)	745	732

Lloyds TSB Bank PLC, 6.50%, 9/14/20 (1)(2) †	315	309

Toronto-Dominion Bank (The), 2.20%, 7/29/15 (1)(2) †	425	430
Westpac Banking Corp., 4.20%, 2/27/15 †	280	300
		2,602

Beverages – 0.2%
SABMiller PLC, 6.50%, 7/1/16 (1)(2)	185	220

Diversified Financial Services – 0.7%
Macquarie Group Ltd., 6.00%, 1/14/20 (1)(2)	645	662

Electric – 0.3%
TransAlta Corp., 4.75%, 1/15/15	240	258

Insurance – 1.0%

Allied World Assurance Co. Holdings Ltd., 7.50%, 8/1/16	255	292

5.50%, 11/15/20 †	150	147
XL Group PLC, 6.50%, 4/15/17 †	625	533
		972

Miscellaneous Manufacturing – 0.9%

Tyco Electronics Group S.A., 6.00%, 10/1/12	660	707

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.9% – continued

Miscellaneous Manufacturing – 0.9% – continued
Tyco International Finance S.A., 4.13%, 10/15/14 †	$175	$189
		896

Oil & Gas – 0.9%

Nexen, Inc., 6.40%, 5/15/37	235	252

Petroleos Mexicanos, 5.50%, 1/21/21	430	449
Shell International Finance B.V., 3.10%, 6/28/15	205	215
		916

Oil & Gas Services – 0.5%

Weatherford International Ltd., 9 .63%, 3/1/19 †	295	380

6.75%, 9/15/40	150	157
		537

Pharmaceuticals – 0.5%
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15	470	487

Telecommunications – 0.3%
Telefonica Moviles Chile S.A., 2.88%, 11/9/15 (1) (2) †	345	338
Total Foreign Issuer Bonds
(Cost $7,782)		7,888

U.S. GOVERNMENT AGENCIES – 31.8% (3)

Fannie Mae – 20.9%

Pool #255452, 5.50%, 10/1/19	621	677

Pool #535714, 7.50%, 1/1/31	34	39

Pool #555599, 7.00%, 4/1/33	76	87

Pool #656035, 7.50%, 9/1/32	30	35

Pool #712130, 7.00%, 6/1/33	33	38

Pool #735893, 5.00%, 10/1/35	406	432

Pool #797773, 5.00%, 3/1/20	92	99

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 31.8% (3) – continued

Fannie Mae – 20.9% – continued

Pool #829125, 5.50%, 10/1/35	$1,012	$1,093

Pool #831810, 6.00%, 9/1/36	1,461	1,603

Pool #845182, 5.50%, 11/1/35	1,023	1,105

Pool #871232, 6.00%, 4/1/36	1,018	1,111

Pool #890001, 5.00%, 2/1/38	956	1,017

Pool #890009, 5.50%, 9/1/36	607	657

Pool #893082, 5.80%, 9/1/36	403	425

Pool #985560, 6.00%, 6/1/38	432	471

Pool #995976, 6.00%, 4/1/38	382	416

Pool #AB1470, 4.50%, 9/1/40	1,495	1,558

Pool #AC9581, 5.50%, 1/1/40	472	511

Pool #AD6929, 5.00%, 6/1/40	704	750

Pool TBA, 3.50%, 12/15/25 (4)	235	240

4.00%, 12/15/39 (4)	475	482

4.50%, 12/15/39 (4)	4,483	4,666

5.00%, 12/15/39 (4)	2,005	2,126

5.50%, 12/15/39 (4)	1,225	1,317
		20,955

Freddie Mac – 2.1%

Pool #1B3575, 6.02%, 9/1/37	391	422

Pool #1G2296, 6.18%, 11/1/37	842	911

Pool #1J0365, 5.74%, 4/1/37	274	291

Pool #1J2840, 5.90%, 9/1/37	440	468
		2,092

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 31.8% (3) – continued

Freddie Mac Gold – 7.6%

Pool #A62213, 6.00%, 6/1/37	$1,128	$1,245

Pool #A65182, 6.50%, 9/1/37	1,526	1,692

Pool #C02790, 6.50%, 4/1/37	882	985

Pool #C02838, 5.50%, 5/1/37	793	856

Pool #C03517, 4.50%, 9/1/40	982	1,020

Pool #G01954, 5.00%, 11/1/35	1,007	1,069

Pool #G02869, 5.00%, 11/1/35	762	808
		7,675

Government National Mortgage Association – 0.7%

Pool #604183, 5.50%, 4/15/33	34	38

Pool #627123, 5.50%, 3/15/34	295	325

Pool #633627, 5.50%, 9/15/34	35	39

Series 2008, Class 8A, 3.61%, 11/16/27	353	360
		762

Government National Mortgage Association II – 0.5%
Pool #82581, 4.00%, 7/20/40	444	468
Total U.S. Government Agencies
(Cost $30,599)		31,952

U.S. GOVERNMENT OBLIGATIONS – 28.1%

U.S. Treasury Bonds – 3.0% 4.38%, 5/15/40	400	419

3.88%, 8/15/40†	2,730	2,623
		3,042

U.S. Treasury Notes – 25.1% 0.50%, 11/15/13†	2,187	2,174

2.63%, 12/31/14	1,618	1,715

1.38%, 11/30/15	5,058	5,037

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 28.1% – continued

U.S. Treasury Notes – 25.1% – continued

2.25%, 11/30/17	$9,127	$9,186

2.63%, 11/15/20 †	7,173	7,067
		25,179
Total U.S. Government Obligations
(Cost $28,226)		28,221
	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 28.6%

Northern Institutional Funds – Diversified Assets Portfolio (5)(6)	16,293,028	$16,293
Northern Institutional Funds – Liquid Assets Portfolio (5)(7)(8)	12,470,739	12,471
Total Investment Companies
(Cost $28,764)		28,764
	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT–TERM INVESTMENTS – 0.3%
U.S. Treasury Bill, 0.30%, 1/13/11	$300	$300
Total Short-Term Investments
(Cost $300)		300

Total Investments – 120.9%
(Cost $119,336)		121,414
Liabilities less Other Assets – (20.9)%		(20,960)
NET ASSETS – 100.0%		$100,454

(1)	Restricted security that has been deemed illiquid. At November 30, 2010, the value of these restricted illiquid securities amounted to approximately $9,441,000 or 9.4% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Australia & New Zealand Banking Group Ltd., 2.40%, 1/11/13	1/29/10-4/30/10	$816
Bank of Nova Scotia, 1.65%, 10/29/15	10/21/10	744
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 5/1/17	1/4/10	331

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Crown Castle Towers LLC, 4.88%, 8/15/20	10/6/10	$329
ERAC USA Finance Co., 5.25%, 10/1/20	10/10/07	451
ERAC USA Finance Co., 7.00%, 10/15/37	6/24/10	303
FMR LLC, 6.45%, 11/15/39	1/6/10-4/30/10	554
Hyatt Hotels Corp., 6.88%, 8/15/19	8/10/09	409
Liberty Mutual Group, Inc., 5.75%, 3/15/14	6/16/09-1/5/10	153
Lloyds TSB Bank PLC, 6.50%, 9/14/20	9/7/10	313
Macquarie Group Ltd., 6.00%, 1/14/20	1/7/10-4/30/10	649
Meccanica Holdings USA, 6.25%, 1/15/40	10/20/09-11/17/09	512
Metropolitan Life Global Funding I, 5.13%, 4/10/13	11/23/09	112
Metropolitan Life Global Funding I, 2.50%, 9/29/15	9/22/10	750
New York Life Global Funding, 4.65%, 5/9/13	10/27/09	484
Nissan Motor Acceptance Corp., 4.50%, 1/30/15	1/20/10	294
Oracle Corp., 5.38%, 7/15/40	7/12/10	608
Power Receivable Finance LLC, 6.29%, 1/1/12	9/30/03	69
Pricoa Global Funding I, 5.45%, 6/11/14	6/4/09	359
SABMiller PLC, 6.50%, 7/1/16	10/28/10	221
Telefonica Moviles Chile S.A., 2.88%, 11/9/15	11/3/10	345
Toronto-Dominion Bank (The), 2.20%, 7/29/15	7/22/10	424

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	When-Issued Security.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

(5)	Investment in affiliated Portfolio.
(6)	The Portfolio had approximately $16,293,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(7)	Investment relates to cash collateral received from Portfolio securities loaned. (8) The Portfolio had approximately $11,583,000 of net sales in the Liquid Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2010, the credit quality distribution (unaudited) for the Core Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	71.8%
AA	2.8
A	7.1
BAA	17.0
BA	1.3
Total	100.0%

*	Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Valuation based on inputs that are unobservable and significant. The Portfolio utilized the following valuation techniques on Level 3 investments: The Portfolio valued certain securities using evaluated prices, based on broker quotes, accumulated by a primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Core Bond Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Asset-BackedSecurities	$–	$2,563		$–	$2,563
Corporate Bonds

Aerospace/Defense	–	484		–	484

Agriculture	–	1,166		–	1,166

Auto Manufacturers	–	312		–	312

Auto Parts & Equipment	–	553		–	553

Banks	–	1,832		–	1,832

Beverages	–	153		–	153

Biotechnology	–	459		–	459

Chemicals	–	616		–	616

Diversified Financial

Services	–	3,499		312	3,811

Electronics	–	875		–	875

Insurance	–	2,530		–	2,530

Iron/Steel	–	478		–	478

Lodging	–	449		–	449

Media	–	1,209		–	1,209

Metal Fabricate/

Hardware	–	385		–	385

Office/Business

Equipment	–	463		–	463

Oil & Gas	–	1,426		–	1,426

Packaging & Containers	–	427		–	427

Aerospace/Defense	–	323		–	323

Pipelines	–	1,360		–	1,360

Real Estate Investment

Trusts	–	486		–	486

Software	–	637		–	637

Telecommunications	–	843		–	843

Transportation	–	449		–	449

Foreign Issuer Bonds	–	7,888	(1)	–	7,888

U.S. Government Agencies	–	31,952	(1)	–	31,952

U.S. Government Obligations	–	28,221	(1)	–	28,221

Investment Companies	28,764	–		–	28,764
Short-Term Investments	–	300		–	300

Total Investments	$28,764	$92,338		$312	$121,414

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued	NOVEMBER 30, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 11/30/09 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)†*	BALANCE AS OF 11/30/10 (000S)
Corporate Bonds
Aerospace/Defense	$970	$43	$(78)	$(451)	$(484)	$—
Beverages	752	51	(38)	(765)	—	—
Commercial Services	443	—	56	—	(499)	—
Diversified Financial Services	122	—	(19)	277	(68)	312
Electric	268	7	(9)	(266)	—	—
Insurance	2,184	116	(58)	(1,167)	(1,075)	—
Lodging	491	7	23	(72)	(449)	—
Real Estate Investment Trusts	90	(106)	115	(99)	—	—
Foreign Issuer Bonds
Insurance	507	(128)	180	(559)	—	—
Mining	282	51	(47)	(286)	—	—
Total	$6,109	$41	$125	$(3,388)	$(2,575)	$312

†	Transferred out of level 3 due to securities having evaluated prices in observable markets from multiple pricing vendors.
*	The fair value of Net Transfers In and/or Out of Level 3 was measured using the fair value as of the end of the period.

The amount of change in net unrealized losses on investments in Level 3 securities still held at November 30, 2010 was approximately $(16,000), which is included in the Statement of Operations as part of the net change in unrealized depreciation on investments.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX PORTFOLIO	NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 98.9%

U.S. Treasury Bonds – 18.0%

7.25%, 5/15/16	$1,500	$1,945

8.75%, 5/15/17	300	425

8.88%, 8/15/17	600	860

9.00%, 11/15/18 †	1,700	2,538

8.13%, 8/15/19	400	578

8.75%, 8/15/20 †	500	760

8.13%, 5/15/21	400	592

8.00%, 11/15/21	800	1,180

7.63%, 11/15/22	400	581

6.25%, 8/15/23	700	920

6.88%, 8/15/25	700	978

6.50%, 11/15/26	500	680

6.13%, 11/15/27	1,000	1,315

5.25%, 11/15/28	650	781

6.25%, 5/15/30 †	700	941

4.75%, 2/15/37	250	280

5.00%, 5/15/37	500	582

4.38%, 2/15/38	1,000	1,054

4.50%, 5/15/38	1,200	1,290

4.25%, 5/15/39	500	513

4.50%, 8/15/39 †	800	856

4.38%, 11/15/39 †	1,200	1,257

4.63%, 2/15/40	1,550	1,693

4.38%, 5/15/40 †	1,250	1,309

3.88%, 8/15/40 †	1,700	1,633
		25,541

U.S. Treasury Notes – 80.9%

1.13%, 12/15/11	2,500	2,521

1.13%, 1/15/12	400	404

0.88%, 1/31/12	2,650	2,666

4.75%, 1/31/12	1,250	1,314

0.88%, 2/29/12 †	1,400	1,409

4.63%, 2/29/12	1,000	1,053

1.00%, 3/31/12	600	605

4.50%, 3/31/12	1,000	1,055

4.50%, 4/30/12	2,000	2,117

1.38%, 5/15/12	500	507

0.75%, 5/31/12	750	754

0.63%, 6/30/12 †	1,300	1,305

4.88%, 6/30/12 †	1,000	1,071

0.63%, 7/31/12	1,700	1,706

4.63%, 7/31/12	800	856

1.75%, 8/15/12	1,000	1,023

0.38%, 8/31/12 †	400	400

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 98.9% – continued

U.S. Treasury Notes – 80.9% – continued

4.13%, 8/31/12	$1,000	$1,065

0.38%, 9/30/12 †	2,000	1,998

4.25%, 9/30/12	1,200	1,284

3.88%, 10/31/12	1,300	1,386

1.38%, 11/15/12	1,200	1,221

4.00%, 11/15/12	950	1,016

1.13%, 12/15/12	1,000	1,013

3.63%, 12/31/12	400	426

1.38%, 1/15/13	900	917

2.88%, 1/31/13	300	316

1.38%, 2/15/13	2,100	2,139

2.75%, 2/28/13	900	945

2.50%, 3/31/13	1,900	1,988

1.75%, 4/15/13 †	1,300	1,337

3.63%, 5/15/13	400	431

1.13%, 6/15/13 †	600	608

1.00%, 7/15/13 †	900	910

0.75%, 8/15/13 †	1,400	1,405

4.25%, 8/15/13	1,500	1,646

0.75%, 9/15/13 †	550	552

3.13%, 9/30/13	1,500	1,604

2.75%, 10/31/13 †	300	318

4.25%, 11/15/13 †	2,000	2,209

2.00%, 11/30/13	2,000	2,076

1.75%, 1/31/14	1,000	1,030

1.88%, 4/30/14 †	1,000	1,034

4.75%, 5/15/14 †	1,500	1,698

2.63%, 6/30/14	2,200	2,331

4.25%, 8/15/14	500	559

2.38%, 9/30/14 †	2,200	2,311

2.38%, 10/31/14	500	525

4.25%, 11/15/14	2,000	2,247

2.25%, 1/31/15 †	1,000	1,044

4.00%, 2/15/15 †	300	335

2.38%, 2/28/15	1,900	1,993

2.50%, 3/31/15 †	2,000	2,109

2.13%, 5/31/15	3,250	3,369

1.75%, 7/31/15	500	509

4.25%, 8/15/15	1,000	1,133

1.25%, 8/31/15 †	650	646

1.25%, 9/30/15 †	1,950	1,936

1.25%, 10/31/15 †	600	595

4.50%, 11/15/15	1,000	1,148

1.38%, 11/30/15	3,500	3,485

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 98.9% – continued

U.S. Treasury Notes – 80.9% – continued

4.50%, 2/15/16	$1,000	$1,149

2.38%, 3/31/16	1,600	1,664

3.25%, 6/30/16	2,000	2,170

4.88%, 8/15/16	1,000	1,174

3.00%, 9/30/16 †	900	962

3.13%, 10/31/16	1,000	1,075

2.75%, 11/30/16	800	842

3.13%, 1/31/17	1,900	2,038

4.63%, 2/15/17	1,000	1,162

3.00%, 2/28/17	500	532

3.25%, 3/31/17 †	800	863

2.75%, 5/31/17 †	200	209

2.50%, 6/30/17	700	721

2.38%, 7/31/17 †	300	306

1.88%, 8/31/17 †	1,700	1,678

1.88%, 9/30/17 †	2,000	1,970

4.25%, 11/15/17 †	800	912

3.50%, 2/15/18	500	544

3.88%, 5/15/18	1,000	1,114

4.00%, 8/15/18 †	1,000	1,123

2.75%, 2/15/19	3,000	3,072

3.63%, 8/15/19	2,300	2,496

3.38%, 11/15/19	650	690

3.63%, 2/15/20	1,900	2,053

3.50%, 5/15/20 †	800	854

2.63%, 8/15/20 †	3,100	3,065

2.63%, 11/15/20	700	690
		114,741
Total U.S. Government Obligations
(Cost $133,743)		140,282

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 23.9%

Northern Institutional Funds – Government Portfolio (1)(2)	957,584	$957
Northern Institutional Funds – Liquid Assets Portfolio (1)(3)(4)	32,903,600	32,904
Total Investment Companies
(Cost $33,861)		33,861

Total Investments – 122.8%
(Cost $167,604)		174,143

Liabilities less Other Assets – (22.8)%		(32,359)
NET ASSETS – 100.0%		$141,784

(1)	Investment in affiliated Portfolio.
(2)	The Portfolio had approximately $957,000 of net purchases in the Government Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(3)	Investment relates to cash collateral received from Portfolio securities loaned.
(4)	The Portfolio had approximately $24,040,000 of net sales in the Liquid Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2010, the credit quality distribution (unaudited) for the U.S.Treasury Index Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	100%

Total	100%

* Standard & Poor’s Rating Services

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Treasury Index Portfolio’s investments, which are carried at fair value, as of November 30, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
U.S. Government Obligations	$–	$140,282	(1)	$–	$140,282
Investment Companies	33,861	–		–	33,861
Total Investments	$33,861	$140,282		$–	$174,143

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 4.8%

Commercial Mortgage Services – 4.8%

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A 2, 5.52%, 7/10/46	$393	$399

Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A2, 5.32%, 9/10/47	420	432

Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 9/10/47	175	185

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A4, 4.72%, 2/11/41	425	452

Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.41%, 12/11/40	350	380

LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2, 5.08%, 2/15/31	160	161
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2, 5.26%, 9/15/39	525	532
		2,541
Total Asset-Backed Securities
(Cost $2,524)		2,541

CORPORATE BONDS – 29.6%

Aerospace/Defense – 0.8%

BAE Systems Holdings, Inc., 4.95%, 6/1/14 (1)(2)	165	181
Raytheon Co., 3.13%, 10/15/20	240	230
		411

Agriculture – 1.2%

Altria Group, Inc., 9.25%, 8/6/19 †	235	313

Bunge Ltd. Finance Corp., 8.50%, 6/15/19	45	54
Lorillard Tobacco Co., 8.13%, 6/23/19	260	298
		665

Auto Manufacturers – 0.3%
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)	160	169

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.6% – continued

Auto Parts & Equipment – 0.5%

BorgWarner, Inc., 4.63%, 9/15/20	$135	$139
Johnson Controls, Inc., 5.00%, 3/30/20	130	142
		281

Banks – 3.9%

Bank of America Corp., 3.70%, 9/1/15 †	310	306

Citigroup, Inc., 5.38%, 8/9/20 †	175	179

Goldman Sachs Group (The), Inc., 3.70%, 8/1/15	260	266

5.63%, 1/15/17	255	268

JPMorgan Chase & Co., 5.75%, 1/2/13	255	277

2.60%, 1/15/16 †	265	259

JPMorgan Chase Bank N.A., 6.00%, 10/1/17	440	494
		2,049

Beverages – 0.2%

Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	95	97

Biotechnology – 0.5%

Genzyme Corp., 3.63%, 6/15/15	205	215

5.00%, 6/15/20	35	38
		253

Chemicals – 0.7%

Dow Chemical (The) Co., 2.50%, 2/15/16	50	49

Mosaic (The) Co., 7.63%, 12/1/16 (2)	125	135

Praxair, Inc., 3.25%, 9/15/15 †	170	179
		363

Computers – 0.3%

Hewlett-Packard Co., 4.50%, 3/1/13	130	140

Diversified Financial Services – 4.0%

Capital One Bank USA N.A., 8.80%, 7/15/19	235	293

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.6% – continued

Diversified Financial Services – 4.0% – continued

Countrywide Financial Corp., 6.25%, 5/15/16	$155	$162

Crown Castle Towers LLC, 4.88%, 8/15/20 (1)(2)	180	178

ERAC USA Finance LLC, 5.25%, 10/1/20 (1)(2) †	155	164

Franklin Resources, Inc., 3.13%, 5/20/15	310	323

General Electric Capital Corp., 2.25%, 11/9/15	325	315

HSBC Finance Corp., 5.25%, 1/15/14	270	292

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 7.75%, 1/15/16	240	239

Power Receivable Finance LLC, 6.29%, 1/1/12 (1)(2)	18	18
TD Ameritrade Holding Corp., 5.60%, 12/1/19	110	119
		2,103

Electric – 1.2%

CMS Energy Corp., 5.05%, 2/15/18 †	250	252

Duke Energy Carolinas LLC, 5.10%, 4/15/18 †	100	113

Florida Power Corp., 5.65%, 6/15/18	110	128
N.V. Energy, Inc., 6.25%, 11/15/20	145	147
		640

Electronics – 0.7%

Agilent Technologies, Inc., 6.50%, 11/1/17	230	263

Thermo Fisher Scientific, Inc., 2.15%, 12/28/12	60	61

3.25%, 11/20/14	25	26
		350
Food – 0.3%
SUPERVALU, Inc., 8.00%, 5/1/16 †	175	172

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.6% – continued

Forest Products & Paper – 0.3%
Georgia-Pacific LLC, 5.40%, 11/1/20 (1)(2) †	$145	$144
Gas – 0.6%
Consolidated Natural Gas Co., 5.00%, 3/1/14	275	301
Healthcare – Products – 0.3%
Zimmer Holdings, Inc., 4.63%, 11/30/19	150	159
Insurance – 1.6%

Liberty Mutual Group, Inc., 5.75%, 3/15/14 (1)(2)	100	105

Metropolitan Life Global Funding I, 5.13%, 4/10/13 (1)(2)	30	32

2.50%, 9/29/15 (1)(2)	205	204

New York Life Global Funding, 4.65%, 5/9/13 (1)(2)	150	162

Pricoa Global Funding I, 5.45%, 6/11/14 (1)(2)	175	195
Protective Life Corp., 7.38%, 10/15/19	145	162
		860
Iron/Steel – 0.9%

Nucor Corp., 4.13%, 9/15/22 †	250	252
Steel Dynamics, Inc., 7.75%, 4/15/16	210	221
		473
Lodging – 0.2%
Hyatt Hotels Corp., 6.88%, 8/15/19 (1)(2)	120	131
Media – 0.7%

Comcast Corp., 5.70%, 7/1/19 †	145	163
DIRECTV Holdings LLC, 5.20%, 3/15/20	225	238
		401
Metal Fabrication/Hardware – 0.3%
Commercial Metals Co., 7.35%, 8/15/18	155	164

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.6% – continued

Mining – 0.2%
Newmont Mining Corp., 5.13%, 10/1/19 †	$75	$84
Miscellaneous Manufacturing – 0.3%
General Electric Co., 5.25%, 12/6/17	150	164
Office/Business Equipment – 0.3%
Xerox Corp., 4.25%, 2/15/15	130	138
Oil & Gas – 2.2%

Apache Corp., 3.63%, 2/1/21	215	214

ConocoPhillips, 4.40%, 5/15/13 †	50	54

EOG Resources, Inc., 4.40%, 6/1/20	100	104

4.10%, 2/1/21	265	265

Newfield Exploration Co., 7.13%, 5/15/18	100	105

6.88%, 2/1/20	85	89

Pioneer Natural Resources Co., 6.88%, 5/1/18	150	160
Pride International, Inc., 8.50%, 6/15/19 †	145	165
		1,156
Packaging & Containers – 0.9%

Ball Corp., 7.13%, 9/1/16	85	92

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.75%, 10/15/16 (2) †	140	146
Temple-Inland, Inc., 6.88%, 1/15/18	245	261
		499

Pharmaceuticals – 1.4%

Abbott Laboratories, 5.60%, 11/30/17	140	163

Express Scripts, Inc., 5.25%, 6/15/12	75	80

Merck & Co., Inc., 6.00%, 9/15/17 †	95	114

5.00%, 6/30/19 †	145	166

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.6% – continued

Pharmaceuticals – 1.4% – continued
Pfizer, Inc., 5.35%, 3/15/15	$210	$240
		763

Pipelines – 1.3%

El Paso Pipeline Partners Operating Co. LLC, 4.10%, 11/15/15 †	210	211

Kinder Morgan Energy Partners, L.P., 6.00%, 2/1/17	180	201
Plains All American Pipeline, L.P./PAA Finance Corp., 5.63%, 12/15/13	265	289
		701
Real Estate Investment Trusts – 0.5%

AvalonBay Communities, Inc., 3.95%, 1/15/21 †	135	132
Boston Properties L.P., 4.13%, 5/15/21	135	131
		263
Retail – 0.3%

Lowe’s Cos., Inc., 5.60%, 9/15/12	110	119
Wal-Mart Stores, Inc., 4.25%, 4/15/13 †	60	65
		184
Telecommunications – 2.4%

AT&T, Inc., 5.60%, 5/15/18 †	95	109

CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 5/1/17 (1)(2)	170	187

Cisco Systems, Inc., 4.45%, 1/15/20	145	157

Frontier Communications Corp., 8.25%, 4/15/17	350	385

Qwest Corp., 7.63%, 6/15/15	255	294
Windstream Corp., 8.13%, 8/1/13 †	150	164
		1,296

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.6% – continued

Transportation – 0.3%

Burlington Northern Santa Fe LLC, 3.60%, 9/1/20 †	$175	$174
Total Corporate Bonds
(Cost $15,057)		15,748
FOREIGN ISSUER BONDS – 11.3%

Banks – 5.6%

Australia & New Zealand Banking Group Ltd., 2.40%, 1/11/13 (1)(2)	420	428

Bank of Nova Scotia, 1.45%, 7/26/13 (2)	750	757

1.65%, 10/29/15 (1)(2)	405	398

Canadian Imperial Bank of Commerce, 1.45%, 9/13/13 †	500	503

ING Bank N.V., 2.00%, 10/18/13 (1)(2)	265	264

Lloyds TSB Bank PLC, 6.50%, 9/14/20 (1)(2)	225	220

Toronto-Dominion Bank (The), 2.20%, 7/29/15 (1)(2)	200	203
Westpac Banking Corp., 4.20%, 2/27/15 †	175	187
		2,960
Beverages – 0.2%

SABMiller PLC, 6.50%, 7/1/16 (1)(2)	100	119

Diversified Financial Services – 0.5%

Macquarie Group Ltd., 6.00%, 1/14/20 (1)(2)	260	267

Electric – 0.2%

TransAlta Corp., 4.75%, 1/15/15	75	81

Food – 0.3%

Delhaize Group S.A., 5.88%, 2/1/14	140	157

Insurance – 0.8%

Allied World Assurance Co. Holdings Ltd., 7.50%, 8/1/16	100	115

5.50%, 11/15/20 †	110	108

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 11.3% – continued

Insurance – 0.8% – continued
XL Group PLC, 6.50%, 4/15/17 †	$215	$183
		406

Leisure Time – 0.4%

Royal Caribbean Cruises Ltd., 6.88%, 12/1/13 †	225	240

Miscellaneous Manufacturing – 0.6%

Tyco Electronics Group S.A., 6.00%, 10/1/12	155	166
Tyco International Finance S.A., 4.13%, 10/15/14 †	165	178
		344

Oil & Gas – 1.2%

Devon Financing Corp. ULC, 6.88%, 9/30/11	90	94

Nexen, Inc., 5.65%, 5/15/17 †	160	180

Petroleos Mexicanos, 5.50%, 1/21/21	215	225
Shell International Finance B.V., 3.10%, 6/28/15	115	120
		619

Oil & Gas Services – 0.4%
Weatherford International Ltd., 9.63%, 3/1/19 †	160	206

Pharmaceuticals – 0.5%
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15	235	243

Telecommunications – 0.4%
Telefonica Moviles Chile S.A., 2.88%, 11/9/15 (1) (2) †	210	206

Transportation – 0.2%
Kansas City Southern de Mexico S.A. de C.V., 7.38%, 6/1/14	125	131
Total Foreign Issuer Bonds
(Cost $5,847)		5,979

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 5.4% (3)

Fannie Mae – 4.4%

Pool #256883,

6.00%, 9/1/37	$282	$308

Pool #585617,

7.00%, 5/1/31 (4)	–	–

Pool #745148,

5.00%, 1/1/36	1,228	1,306

Pool TBA,

5.00%, 12/15/39 (5)	694	736
		2,350

Government National Mortgage Association – 1.0%
Pool #82581, 4.00%, 7/20/40	493	519
Total U.S. Government Agencies
(Cost $2,853)		2,869

U.S. GOVERNMENT OBLIGATIONS – 38.4%

U.S. Treasury Notes – 38.4%

0.50%, 11/30/12	1,157	1,158

0.50%, 11/15/13 †	6,506	6,468

1.38%, 11/30/15	4,215	4,197

2.25%, 11/30/17	5,784	5,822

3.50%, 5/15/20 †	375	400

2.63%, 11/15/20 †	2,365	2,330
		20,375
Total U.S. Government Obligations
(Cost $20,437)		20,375
	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 38.4%

Northern Institutional Funds - Diversified Assets Portfolio (6)(7)	5,467,980	$5,468

Northern Institutional Funds - Liquid Assets Portfolio (6)(8)(9)	14,945,311	14,945
Total Investment Companies
(Cost $20,413)		20,413

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT – TERM INVESTMENTS – 0.1%
U.S. Treasury Bill,
0.30%, 1/13/11	$50	$50
Total Short-Term Investments
(Cost $50)		50

Total Investments –128.0%
(Cost $67,181)		67,975

Liabilities less Other Assets – (28.0)%		(14,856)
NET ASSETS – 100.0%		$53,119

(1)	Restricted security that has been deemed illiquid. At November 30, 2010, the value of these restricted illiquid securities amounted to approximately $3,975,000 or 7.5% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Australia & New Zealand Banking Group Ltd., 2.40%, 1/11/13	1/29/10	$420
BAE Systems Holdings, Inc., 4.95%, 6/1/14	6/1/09	165
Bank of Nova Scotia, 1.65%, 10/29/15	10/21/10	404
CC Holdings GS V LLC/ Crown Castle GS III Corp., 7.75%, 5/1/17	1/4/10	182
Crown Castle Towers LLC, 4.88%, 8/15/20	10/6/10	188
ERAC USA Finance LLC, 5.25%, 10/1/20	6/24/10	154
Georgia-Pacific LLC, 5.40%, 11/1/20	10/28/10	144
Hyatt Hotels Corp., 6.88%, 8/15/19	8/14/09	120
ING Bank N.V., 2.00%, 10/18/13	10/13/10	265
Liberty Mutual Group, Inc., 5.75%, 3/15/14	6/16/09-1/5/10	95
Lloyds TSB Bank PLC, 6.50%, 9/14/20	9/7/10	224
Macquarie Group Ltd., 6.00%, 1/14/20	1/7/10	260
Metropolitan Life Global Funding I, 5.13%, 4/10/13	11/23/09	32
Metropolitan Life Global Funding I 2.50%, 9/29/15	9/22/10	205

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
New York Life Global Funding, 4.65%, 5/9/13	10/27/09	$159
Nissan Motor Acceptance Corp., 4.50%, 1/30/15	1/20/10	159
Power Receivable Finance LLC, 6.29%, 1/1/12	9/30/03-8/24/07	18
Pricoa Global Funding I, 5.45%, 6/11/14	6/4/09	175
SABMiller PLC, 6.50%, 7/1/16	10/28/10	120
Telefonica Moviles Chile S.A., 2.88%, 11/9/15	11/3/10	210
Toronto-Dominion Bank (The), 2.20%, 7/29/15	7/22/10	200

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	Principal amount is less than $500.
(5)	When-Issued Security.
(6)	Investment in affiliated Portfolio.
(7)	The Portfolio had approximately $5,468,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(8)	The Portfolio had approximately $2,571,000 of net sales in the Liquid Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(9)	Investment relates to cash collateral received from Portfolio securities loaned.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2010, the credit quality distribution (unaudited) for the Intermediate Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	61.8%
AA	4.8
A	11.6
BAA	15.1
BA	6.4
B	0.3

Total	100.0%

* Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1– Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Valuations based on inputs that are unobservable and significant. The Portfolio utilized the following valuation techniques on Level 3 investments: The Portfolio valued certain securities using evaluated prices, based on broker quotes, from a primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Intermediate Bond Portfolio’s investments, which are carried at fair value, as of November 30, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities	$–	$2,541		$–	$2,541
Corporate Bonds
Aerospace/Defense	–	411		–	411
Agriculture	–	665		–	665
Auto Manufacturers	–	169		–	169
Auto Parts & Equipment	–	281		–	281
Banks	–	2,049		–	2,049
Beverages	–	97		–	97
Biotechnology	–	253		–	253
Chemicals	–	363		–	363
Computers	–	140		–	140
Diversified Financial Services	–	1,925		178	2,103
Electric	–	640		–	640
Electronics	–	350		–	350
Food	–	172		–	172
Forest Products & Paper	–	144		–	144
Gas	–	301		–	301
Healthcare-Products	–	159		–	159
Insurance	–	860		–	860
Iron/Steel	–	473		–	473
Lodging	–	131		–	131
Media	–	401		–	401
Metal Fabrication/ Hardware	–	164		–	164
Mining	–	84		–	84
Miscellaneous Manufacturing	–	164		–	164
Office/Business Equipment	–	138		–	138
Oil & Gas	–	1,156		–	1,156
Packaging & Containers	–	499		–	499
Pharmaceuticals	–	763		–	763
Pipelines	–	701		–	701
Real Estate Investment Trusts	–	263		–	263
Retail	–	184		–	184
Telecommunications	–	1,296		–	1,296
Transportation	–	174		–	174
Foreign Issuer Bonds	–	5,979	(1)	–	5,979
U.S. Government Agencies	–	2,869	(1)	–	2,869
U.S. Government Obligations	–	20,375		–	20,375

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO continued	NOVEMBER 30, 2010

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investment Companies	$20,413	$–	$–	$20,413
Short-Term Investments	–	50	–	50

Total Investments	$20,413	$47,384	$178	$67,975

(1)	Classifications as defined in the Schedule of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 11/30/09 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)†*	BALANCE AS OF 11/30/10 (000S)
Corporate Bonds
Aerospace/Defense	$345	$4	$4	$(171)	$(182)	$–
Beverages	165	8	(4)	(169)	–	–
Diversified Financial Services	32	–	(10)	174	(18)	178
Insurance	685	28	(7)	(245)	(461)	–
Lodging	124	–	7	–	(131)	–
Real Estate Investment Trusts	21	(25)	27	(23)	–	–
Foreign Issuer Bonds
Beverages	108	14	(11)	(111)	–	–
Insurance	113	(29)	41	(125)	–	–
Mining	108	19	(18)	(109)	–	–

Total	$1,701	$19	$29	$(779)	$(792)	$178

†	Transferred out of level 3 due to securities having evaluated prices in observable markets from multiple pricing vendors.
*	The fair value of Net Transfers In and/or Out of Level 3 was measured using the fair value as of the end of the period.

The amount of change in net unrealized losses on investments in Level 3 securities still held at November 30, 2010 was approximately $(9,000), which is included in the Statement of Operations as part of the net change in unrealized depreciation on investments.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO	NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET - BACKED SECURITIES – 7.6%

Commercial Mortgage Services – 6.8%

Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A4, 4.78%, 7/10/43	$1,112	$1,153

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.52%, 7/10/46	1,750	1,776

Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A2, 5.32%, 9/10/47	1,445	1,488

Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 9/10/47	1,000	1,054

Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4, 5.19%, 5/11/39	1,100	1,182

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A4, 4.72%, 2/11/41	500	531

Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.41%, 12/11/40	950	1,031

LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2, 5.08%, 2/15/31	919	924

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A1, 5.23%, 9/15/39	657	658

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2, 5.26%, 9/15/39	1,790	1,814
Morgan Stanley Capital I, Series 2003-IQ4, Class A2, 4.07%, 5/15/40	245	254
		11,865
Utilities – 0.8%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1, 1.83%, 2/15/16	1,467	1,490
Total Asset-Backed Securities
(Cost $13,223)		13,355

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 26.9%

Aerospace/Defense – 1.0%

BAE Systems Holdings, Inc., 4.95%, 6/1/14 (1)(2)	$730	$803
Northrop Grumman Corp., 3.70%, 8/1/14	900	964
		1,767

Auto Manufacturers – 0.4%
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)	660	697
Banks – 2.7%

Bank of America Corp., 3.70%, 9/1/15 †	565	558
Goldman Sachs Group (The), Inc., 5.15%, 1/15/14	1,085	1,176
6.00%, 5/1/14	620	688

JPMorgan Chase & Co., 3.70%, 1/20/15	1,100	1,147

Morgan Stanley, 4.20%, 11/20/14	435	450
Wells Fargo & Co., 4.38%, 1/31/13	685	728
		4,747
Beverages – 1.7%

Anheuser-Busch InBev Worldwide, Inc., 5.38%, 11/15/14 (1)(2)	740	827

Coca-Cola Enterprises, Inc., 1.13%, 11/12/13 †	1,245	1,241
Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	870	890
		2,958
Biotechnology – 1.0%
Genzyme Corp., 3.63%, 6/15/15	1,745	1,832
Chemicals – 1.5%

Dow Chemical (The) Co., 7.60%, 5/15/14	845	987
Praxair, Inc., 1.75%, 11/15/12	1,700	1,732
		2,719
Diversified Financial Services – 5.3%

BlackRock, Inc., 3.50%, 12/10/14 †	1,505	1,572

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 26.9% – continued

Diversified Financial Services – 5.3% – continued

Countrywide Home Loans, Inc., 4.00%, 3/22/11 †	$690	$697

ERAC USA Finance LLC, 2.75%, 7/1/13 (1)	870	889

Franklin Resources, Inc., 3.13%, 5/20/15	1,025	1,068
General Electric Capital Corp., 2.80%, 1/8/13 †	1,040	1,066

3.75%, 11/14/14 †	1,040	1,095

2.25%, 11/9/15	435	422

John Deere Capital Corp., 5.25%, 10/1/12 †	635	687
TD Ameritrade Holding Corp., 4.15%, 12/1/14	1,670	1,752
		9,248

Electric – 0.9%

Midamerican Energy Holdings Co., 5.88%, 10/1/12	840	911
PSEG Power LLC, 6.95%, 6/1/12	670	727
		1,638

Electronics – 0.9%

Agilent Technologies, Inc., 5.50%, 9/14/15	715	796
Thermo Fisher Scientific, Inc., 2.15%, 12/28/12	320	326

3.25%, 11/20/14	380	397
		1,519

Food – 0.4%
SUPERVALU, Inc., 8.00%, 5/1/16 †	745	732

Healthcare – Products – 0.8%

Boston Scientific Corp., 4.50%, 1/15/15	1,000	1,041
Medtronic, Inc., 3.00%, 3/15/15 †	325	341
		1,382

Insurance – 1.8%

Liberty Mutual Group, Inc., 5.75%, 3/15/14 (1)(2)	420	440

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 26.9% – continued

Insurance – 1.8% – continued
Metropolitan Life Global Funding I, 5.13%, 4/10/13 (1)(2)	$160	$173

2.50%, 9/29/15 (1)(2)	890	884

New York Life Global Funding, 4.65%, 5/9/13 (1)(2)	720	776
Pricoa Global Funding I, 5.45%, 6/11/14 (1)(2) †	780	869
		3,142

Iron/Steel – 0.4%
Steel Dynamics, Inc., 7.75%, 4/15/16	675	712

Media – 1.2%

DIRECTV Holdings LLC, 3.55%, 3/15/15	450	465

NBC Universal, Inc., 3.65%, 4/30/15 (1)(2) †	875	916
Time Warner Cable, Inc., 5.40%, 7/2/12 †	625	666
		2,047

Office/Business Equipment – 0.6%
Xerox Corp., 4.25%, 2/15/15	930	990

Oil & Gas –0.6%
Anadarko Petroleum Corp., 5.75%, 6/15/14 †	950	1,019

Pharmaceuticals – 0.2%
Express Scripts, Inc., 5.25%, 6/15/12	350	371

Pipelines – 2.0%

Energy Transfer Partners L.P., 5.65%, 8/1/12	900	952

Enterprise Products Operating LLC, 5.00%, 3/1/15	450	490

Plains All American Pipeline L.P./PAA Finance Corp., 5.63%, 12/15/13	700	762

Transcontinental Gas Pipe Line Corp., 7.00%, 8/15/11	895	933
Williams Partners L.P., 3.80%, 2/15/15	455	477
		3,614

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 26.9% – continued

Software – 1.1%
Microsoft Corp., 0.88%, 9/27/13 †	$1,960	$1,957

Telecommunications – 2.4%

AT&T, Inc., 4.95%, 1/15/13	775	835

Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	490	547

Cisco Systems, Inc., 2.90%, 11/17/14 †	520	547

Qwest Corp., 7.63%, 6/15/15	935	1,078

Verizon New Jersey, Inc., 5.88%, 1/17/12 †	400	421
Windstream Corp., 8.13%, 8/1/13 †	665	726
		4,154
Total Corporate Bonds
(Cost $45,327)		47,245

FOREIGN ISSUER BONDS – 9.9%
Banks – 4.7%

Australia & New Zealand Banking Group Ltd., 2.40%, 1/11/13 (1)(2) †	690	703

Bank of Nova Scotia, 1.45%, 7/26/13 (1)	1,250	1,262

2.05%, 10/7/15 †	300	300

1.65%, 10/29/15(1) (2) †	1,300	1,278

Canadian Imperial Bank of Commerce, 1.45%, 9/13/13 †	1,000	1,005

HSBC Holdings PLC, 5.25%, 12/12/12 †	890	949

ING Bank N.V., 2.00%, 10/18/13 (1)(2)	855	853

Lloyds TSB Bank PLC, 4.38%, 1/12/15 (1)(2)	615	623

Toronto-Dominion Bank (The), 2.20%, 7/29/15(1) (2) †	650	658
Westpac Banking Corp., 4.20%, 2/27/15 †	615	658
		8,289

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 9.9% – continued

Chemicals – 0.4%

Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/14 †	$660	$726

Electric – 0.2%

TransAlta Corp., 4.75%, 1/15/15	390	420

Food – 0.6%

Delhaize Group S.A., 5.88%, 2/1/14	895	1,004

Leisure Time – 0.5%

Royal Caribbean Cruises Ltd., 6.88%, 12/1/13 †	885	943

Mining – 0.3%

Teck Resources Ltd., 9.75%, 5/15/14 †	372	459

Miscellaneous Manufacturing – 0.2%

Tyco International Finance S.A., 4.13%, 10/15/14 †	245	264

Oil & Gas – 1.4%

Cenovus Energy, Inc., 4.50%, 9/15/14	875	956

Shell International Finance B.V., 3.10%, 6/28/15	385	403
Statoil ASA, 2.90%, 10/15/14 †	1,025	1,077
		2,436

Pharmaceuticals – 0.4%

Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15	710	737

Telecommunications – 0.9%

America Movil S.A.B. de C.V., 5.75%, 1/15/15 †	775	875
Vodafone Group PLC, 4.15%, 6/10/14 †	585	624
		1,499

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 9.9% – continued

Transportation – 0.3%
Kansas City Southern de Mexico S.A. de C.V., 7.38%, 6/1/14	$500	$524
Total Foreign Issuer Bonds
(Cost $16,714)		17,301
U.S. GOVERNMENT AGENCIES – 15.4% (3)

Fannie Mae – 6.7% 2.13%, 1/25/13	1,811	1,815

0.50%, 10/28/13	2,500	2,497

Pool #190371, 6.50%, 7/1/36	963	1,072

Pool #257042, 6.50%, 1/1/38	564	626

Pool #555649, 7.50%, 10/1/32	106	122

Pool #893082, 5.80%, 9/1/36	619	653

Pool #897243, 6.00%, 11/1/36	1,576	1,720

Pool #988916, 5.00%, 8/1/23	1,249	1,340

Pool TBA, 3.50%, 12/15/25(4)	1,005	1,028

Series 2006-12, Class PB, 5.50%, 8/25/29	797	821
		11,694

Freddie Mac – 4.8%

Pool #1B3617, 6.02%, 10/1/37	700	745

Pool #848076, 5.51%, 6/1/38	1,144	1,227

Series 2668, Class OE, 5.00%, 10/15/28	700	721

Series 2775, Class MD, 5.00%, 10/15/28	500	514

Series 2866, Class TM, 5.00%, 1/15/29	425	438

Series 3070, Class QD, 5.00%, 9/15/28	961	982

Series 3200, Class ED, 5.00%, 12/15/31	3,745	3,867
		8,494

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 15.4% (3) – continued

Freddie Mac Gold – 1.1%

Pool #C03517, 4.50%, 9/1/40	$933	$969

Pool #G13387, 5.00%, 4/1/23	976	1,046
		2,015

Government National Mortgage Association – 1.9%

Series 2007, Class 15A, 4.51%, 10/16/28	1,333	1,376

Series 2007, Class 4A, 4.21%, 6/16/29	897	931

Series 2008, Class 14AC, 4.46%, 12/16/30	234	250

Series 2008, Class 8A, 3.61%, 11/16/27	707	720
		3,277
Government National Mortgage Association II - 0.9%

Pool #82581, 4.00%, 7/20/40	1,479	1,558
Total U.S. Government Agencies
(Cost $26,847)		27,038

U.S. GOVERNMENT OBLIGATIONS - 23.4%

U.S. Treasury Notes - 23.4%

1.38%, 9/15/12	6,692	6,8 03

1.38%, 11/15/12	6,654	6,771

0.50%, 11/30/12	8,974	8,981

0.50%, 11/15/13 †	11,295	11,228

1.50%, 12/31/13	6,850	7,008

1.38%, 11/30/15 †	155	154
		40,945
Total U.S. Government Obligations

(Cost $40,737)		40,945

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES - 31.4%

Northern Institutional Funds - Diversified Assets Portfolio (5)(6)	29,153,083	$29,153

Northern Institutional Funds - Liquid Assets Portfolio (5)(7)(8)	25,912,929	25,913
Total Investment Companies
(Cost $55,066)		55,066

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.28%, 1/13/11 (9)	$200	$200
Total Short-Term Investments
(Cost $200)		200

Total Investments – 114.7%
(Cost $198,114)		201,150
Liabilities less Other Assets – (14.7)%		(25,771)
NET ASSETS – 100.0%		$175,379

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is deter mined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At November 30, 2010, the value of these restricted illiquid securities amounted to approximately $10,501,000 or 6.0% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)

Anheuser-Busch InBev Worldwide, Inc., 5.38%, 11/15/14	10/22/09	$786

Australia & New Zealand Banking Group Ltd., 2.40%, 1/11/13	1/29/10	690

BAE Systems Holdings, Inc., 4.95%, 6/1/14	6/1/09	729

Bank of Nova Scotia, 1.65%, 10/29/15	10/21/10	1,298

ING Bank N.V., 2.00%, 10/18/13	10/13/10	853

Liberty Mutual Group, Inc., 5.75%, 3/15/14	6/16/09-1/5/10	393

Lloyds TSB Bank PLC, 4.38%, 1/12/15	1/5/10	$615

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)

Metropolitian Life Global Funding I, 5.13%, 4/10/13	11/23/09	171

Metropolitian Life Global Funding I, 2.50%, 9/29/15	9/22/10	890

NBC Universal, Inc., 3.65%, 4/30/15	4/27/10	873

New York Life Global Funding, 4.65%, 5/9/13	10/27/09	765

Nissan Motor Acceptance Corp., 4.50%, 1/30/15	1/20/10	657

Pricoa Global Funding I, 5.45%, 6/11/14	6/4/09	778

Toronto-Dominion Bank (The), 2.20%, 7/29/15	7/22/10	649

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	When-Issued Security.
(5)	Investment in affiliated Portfolio.
(6)	The Portfolio had approximately $29,153,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(7)	Investment relates to cash collateral received from Portfolio securities loaned. (8) The Portfolio had approximately $4,767,000 of net purchases in the Liquid Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(9)	Security pledged as collateral to cover margin requirements for open futures contracts.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2010, the credit quality distribution (unaudited) for the Short Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	66.2%
AA	5.9
A	9.8
BAA	15.4
BA	2.7

Total	100%

*	Standard & Poor’s Rating Services

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO continued

At November 30, 2010, the Short Bond Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED LOSS (000S)
Five Year U.S. Treasury Note	65	$7,790	Short	3/11	$(22)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices) Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Short Bond Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities	$–	$13,355	(1)	$–	$13,355
Corporate Bonds	–	47,245	(1)	–	47,245
Foreign Issuer Bonds	–	17,301	(1)	–	17,301
U.S. Government Agencies	–	27,038	(1)	–	27,038
U.S. Government Obligations	–	40,945		–	40,945
Investment Companies	55,066	–		–	55,066
Short-Term Investments	–	200		–	200
Total Investments	$55,066	$146,084		$–	$201,150

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(22)	$–		$–	$(22)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 11/30/09 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S) †*	BALANCE AS OF 11/30/10 (000S)
Asset-Backed Securities
Utilities	$2,610	$18	$23	$(1,161)	$(1,490)	$–
Corporate Bonds
Aerospace/Defense	766	–	37	–	(803)	–
Beverages	802	–	25	–	(827)	–
Insurance	3,038	126	(28)	(1,051)	(2,085)	–
Foreign Issuer Bonds
Mining	450	81	(75)	(456)	–	–
Oil & Gas	917	–	(43)	(874)	–	–
Total	$8,583	$225	$(61)	$(3,542)	$(5,205)	$–

†	Transferred out of level 3 due to securities having evaluated prices in observable markets from multiple pricing vendors.
*	The fair value of Net Transfers In and/or Out of Level 3 was measured using the fair value as of the end of the period.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SECURITIES PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 34.2%(1)

Fannie Mae – 22.6% 0.55%, 11/1/12	$900	$898

2.13%, 1/25/13	700	702

2.00%, 4/15/13	700	704

0.50%, 10/28/13	1,000	999

2.63%, 11/20/14 †	342	360

3.00%, 2/17/15	865	870

1.60%, 11/23/15	910	902

2.25%, 3/2/17	800	816

Pool #190371, 6.50%, 7/1/36	578	643

Pool #257042, 6.50%, 1/1/38	555	616

Pool #555649, 7.50%, 10/1/32	76	88

Pool #745148, 5.00%, 1/1/36	1,196	1,273

Pool #893082, 5.80%, 9/1/36	233	246

Pool TBA, 3.50%, 12/15/25 (2)	975	997

4.50%, 12/15/39 (2)	2,223	2,314

6.00%, 12/15/39 (2)	1,835	1,997

Series 2007, Class 26C,

5.50%, 3/25/33	658	696
		15,121

Federal Home Loan Bank – 0.7%
1.63%, 11/21/12 †	490	499

Freddie Mac – 4.0% 1.40%, 7/26/13	700	701

3.00%, 7/28/14 †	500	535

Pool #1J0365, 5.74%, 4/1/37	290	308

Pool #1J2840, 5.90%, 9/1/37	612	651

Pool #410092, 2.54%, 11/1/24	6	6

Series 2944, Class WD, 5.50%, 11/15/28	443	452
		2,653
Government National Mortgage Association – 6.9%

Pool #737270, 5.00%, 5/15/40	639	686

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 34.2% (1) – continued

Government National Mortgage Association – 6.9% continued

Pool #82581, 4.00%, 7/20/40	$666	$701

Pool TBA, 4.50%, 12/15/39(2)	1,810	1,901

Series 2007, Class 4A, 4.21%, 6/16/29	240	249

Series 2007, Class 15A, 4.51%, 10/16/28	467	482

Series 2008, Class 8A, 3.61%, 11/16/27	247	252

Series 2008, Class 14AC, 4.46%, 12/16/30	341	364
		4,635
Total U.S. Government Agencies
(Cost $22,716)		22,908

U.S. GOVERNMENT OBLIGATIONS - 58.9%

U.S. Treasury Notes – 58.9%

0.50%, 11/30/12	7,493	7,499

0.50%, 11/15/13 †	13,812	13,730

2.00%, 11/30/13	2,058	2,136

1.50%, 12/31/13	1,843	1,886

1.75%, 1/31/14	2,058	2,121

2.63%, 7/31/14	3,364	3,564

1.38%, 11/30/15	3,750	3,734

4.50%, 2/15/16	1,594	1,832

2.50%, 6/30/17	450	463

2.25%, 11/30/17	1,274	1,282

2.63%, 11/15/20 †	1,203	1,185
		39,432
Total U.S. Government Obligations
(Cost $39,319)		39,432

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 40.1%
Northern Institutional Funds – Government Portfolio (3) (4)	10,505,329	$10,505
Northern Institutional Funds – Liquid Assets Portfolio (4)(5)(6)	16,394,032	16,394
Total Investment Companies
(Cost $26,899)		26,899

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.2%
U.S. Treasury Bill, 0.30%, 1/13/11	$150	$150
Total Short-Term Investments
(Cost $150)		150

Total Investments – 133.4%
(Cost $89,084)		89,389

Liabilities less Other Assets – (33.4)%		(22,405)
NET ASSETS – 100.0%		$66,984

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	When-Issued Security.
(3)	The Portfolio had approximately $10,505,000 of net purchases in the Government Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
(4)	Investment in affiliated Portfolio.
(5)	Investment relates to cash collateral received from Portfolio securities loaned.
(6)	The Portfolio had approximately $19,051,000 of net sales in the Liquid Assets Portfolio of the Northern Institutional Funds during the fiscal year ended November 30, 2010.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2010, the credit quality distribution (unaudited) for the U.S. Government Securities Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	100.0%
Total	100.0%

*	Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Securities Portfolio’s investments, which are carried at fair value, as of November 30, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
U.S. Government Agencies	$–	$22,908(	1)	$–	$22,908
U.S. Government Obligations	–	39,432		–	39,432
Investment Companies	26,899	–		–	26,899
Short-Term Investments	–	150		–	150
Total Investments	$26,899	$62,490		$–	$89,389

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 21 portfolios as of November 30, 2010, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios (each a “Portfolio” and collectively, the “Portfolios” or “Fixed Income Portfolios”) are separate investment portfolios of the Trust, all of which are diversified portfolios. Presented herein are the financial statements for the Fixed Income Portfolios.

Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Each of the Fixed Income Portfolios is authorized to issue three classes of shares: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2010, each Portfolio had Class A and Class D shares outstanding. Class C shares were outstanding for the Bond, Core Bond, and U.S. Treasury Index Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Portfolio’s classes is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account security prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

FIXED INCOME PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2010

B) FUTURES CONTRACTS Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At November 30, 2010, the Short Bond Portfolio had entered into exchange-traded long futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $200,000. Further information on the impact of these positions to the Short Bond Portfolio’s financial statements can be found in Note 10.

C) STRIPPED SECURITIES Stripped securities represent the right to receive future interest payments (interest-only stripped securities) or principal payments (principal-only stripped securities). The value of variable rate interest-only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest-only stripped securities and the value of principal-only stripped securities vary inversely with changes in interest rates.

D) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolios bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and change in unrealized gains or losses in forward foreign currency exchange contracts. Further information on the impact of these positions to the Portfolios’ financial statements can be found in Note 10.

F) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Portfolio until settlement takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. As of November 30, 2010, the aggregate market value of securities segregated to cover the commitment was approximately (in thousands) $92,965, $40,345, $19,438, $74,948 and $41,544 for the Bond, Core Bond, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios respectively. When-issued securities at November 30, 2010, if any, are noted in each Portfolio’s Schedule of Investments and in aggregate, in each Portfolio’s Statement of Assets and Liabilities.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

G) MORTGAGE DOLLAR ROLLS The Portfolios may enter into mortgage “dollar rolls” in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

H) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes and the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts.

I) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all Portfolios in the Trust in proportion to each Portfolio’s relative net assets.

J) PORTFOLIO SECURITIES LOANED The Portfolios participate in Northern Trust’s securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) at November 30, 2010. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an exemptive order granted by the Securities and Exchange Commission, each of the Portfolios has invested cash collateral in Northern Institutional Funds – Liquid Assets Portfolio, one of the Trust’s money market funds. Non-cash collateral is held in custody for the Portfolios. The Portfolios do not exercise effective control over the non-cash collateral received and therefore it is not recognized on the Portfolios’ Statements of Assets and Liabilities. Each Portfolio’s percentage of ownership in the Liquid Assets Portfolio is less than 5 percent. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. The fees are typically based on a percentage of the revenue generated from the lending activities. Income from securities lending (net of fees) is disclosed as investment income in each Portfolio’s Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2010, and the securities lending fees earned by Northern Trust for the fiscal year then ended were as follows:

Amounts in thousands	VALUE OF SECURITIES LOANED	CASH COLLATERAL HELD ON BEHALF OF THE PORTFOLIO	NON-CASH COLLATERAL HELD ON BEHALF OF THE PORTFOLIO	FEES EARNED BY NORTHERN TRUST
Bond	$43,186	$25,253	$18,696	$9
Core Bond	17,853	12,471	5,690	4
U.S. Treasury Index	38,857	32,904	6,625	5
Intermediate Bond	14,647	14,945	—	4
Short Bond	25,887	25,913	481	8
U.S. Government Securities	16,089	16,394	—	5

The following Portfolios had loaned securities in excess of 5 percent of net assets to the following individual broker/dealers at November 30, 2010. No other loans to individual broker/dealers exceeded 5 percent of each respective Portfolio’s net assets at November 30, 2010.

Portfolio	BROKER/DEALER	VALUE OF SECURITIES LOANED AS A % OF NET ASSETS
Bond	Credit Suisse Securities (USA) LLC	8.74%
U.S. Treasury Index	Goldman Sachs & Co.	15.59%
Intermediate Bond	Goldman Sachs & Co.	13.21%
Short Bond	Goldman Sachs & Co.	7.52%
U.S. Government Securities	Goldman Sachs & Co.	18.12%

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FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2010

K) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Bond	Monthly
Core Bond	Monthly
U.S. Treasury Index	Monthly
Intermediate Bond	Monthly
Short Bond	Monthly
U.S. Government Securities	Monthly

Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains, Passive Foreign Investment Companies (PFICs) gains and losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios. At November 30, 2010 the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Bond	$118	$(118)	$ —
Core Bond	23	(23)	—
U.S. Treasury Index	—	—	—
Intermediate Bond	11	(11)	—
Short Bond	191	(191)	—
U.S. Government Securities	88	(88)	—

L) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2010, through the fiscal year ended November 30, 2010, the following Portfolios incurred net capital losses, and/or Section 988 currency losses for which each Portfolio intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
U.S. Government Securities	$20

At November 30, 2010, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	NOVEMBER 30, 2013	NOVEMBER 30, 2014	NOVEMBER 30, 2015	NOVEMBER 30, 2016
Bond	$ —	$5,877	$1,064	$1,159
Short Bond	1,173	1,131	653	932

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

The following capital loss carryforwards were utilized at November 30, 2010, for U.S. Federal income tax purposes:

Amounts in thousands
Bond	9,444
Core Bond	2,889
Intermediate Bond	254
Short Bond	924

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FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

At November 30, 2010, the tax components of undistributed net investment income and realized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Bond	$ —	$178	$ —
Core Bond	—	563	641
U.S. Treasury Index	—	236	2,357
Intermediate Bond	—	1,250	126
Short Bond	—	97	—
U.S. Government Securities	—	1,827	38

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Bond	$ —	$8,774	$ —
Core Bond	—	3,144	—
U.S. Treasury Index	—	4,685	1,711
Intermediate Bond	—	1,287	—
Short Bond	—	4,410	—
U.S. Government Securities	—	2,845	51

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Bond	$ —	$11,177	$ —
Core Bond	—	5,636	—
U.S. Treasury Index	—	5,102	130
Intermediate Bond	—	1,011	—
Short Bond	—	3,315	—
U.S. Government Securities	—	1,195	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Portfolios are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740-10, Income Taxes, Overall and Accounting Standards Updates (“ASU”) 2009-6, Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities. These standards provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Portfolios’ financial statements.

As of November 30, 2010, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended November 30, 2006 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). For the fiscal year ended November 30, 2010, the investment adviser agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2010, were as follows:

	ANNUAL ADVISORY FEE	LESS WAIVER	ADVISORY FEE AFTER WAIVER
Bond	0.40%	0.15%	0.25%
Core Bond	0.40%	0.15%	0.25%
U.S. Treasury Index	0.30%	0.15%	0.15%
Intermediate Bond	0.40%	0.15%	0.25%
Short Bond	0.40%	0.15%	0.25%
U.S. Government Securities	0.40%	0.15%	0.25%

Prior to April 1, 2010, the waivers described above were voluntary and could be modified or terminated at any time. Starting April 1, 2010, the investment adviser contractually agreed to waive a portion of the advisory fees charged to the Portfolios in the same amounts that it previously voluntarily waived. The contractual waiver arrangements are expected to continue until at least April 1, 2011. After this date, the investment adviser or a Portfolio may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangement at any time with respect to a Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders. These

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FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2010

waivers are shown as “Less waivers of investment advisory fees” in the accompanying Statements of Operations.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, of the Portfolios.

Class-specific transfer agent fees for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	CLASS A	CLASS C	CLASS D
Bond	$24	$ —	$ —
Core Bond	9	—	—
U.S. Treasury Index	13	—	—
Intermediate Bond	5	—	—
Short Bond	17	—	—
U.S. Government Securities	8	—	—

For compensation as custodian, Northern Trust receives an amount based on certain levels of fixed and variable fees based on asset levels of the Portfolios. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits, if any, are reflected in the Portfolios’ Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolios at the annual rate of 0.10 percent of the average daily net assets of each Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, NTI, as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) (“Expenses”) that exceed on an annualized basis 0.10 percent of each Portfolio’s average daily net assets.

The expenses reimbursed during the fiscal year ended November 30, 2010, under such arrangements, is shown as “Less expenses reimbursed by administrator” in the accompanying Statements of Operations. The expense reimbursement receivable at November 30, 2010 is shown as “Receivable from affiliated administrator” in the accompanying Statement of Assets and Liabilities. The expense reimbursement is paid monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets and/or the Global Tactical Asset Allocation Portfolios of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2010, were less than $500 for each of the Portfolios.

6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2010, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

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FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond	$1,380,538	$175,618	$1,440,001	$187,559
Core Bond	574,962	62,631	581,538	56,258
U.S. Treasury Index	66,026	—	62,409	—
Intermediate Bond	345,931	37,084	328,087	28,130
Short Bond	604,235	71,992	644,677	61,157
U.S. Government Securities	857,278	—	841,844	—

At November 30, 2010, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Bond	$6,291	$(1,141)	$5,150	$261,255
Core Bond	2,506	(489)	2,017	119,397
U.S. Treasury Index	6,765	(264)	6,501	167,642
Intermediate Bond	992	(226)	766	67,209
Short Bond	3,367	(354)	3,013	198,137
U.S. Government Securities	460	(184)	276	89,113

7. RELATED PARTY TRANSACTIONS

Pursuant to an exemptive order issued by the SEC, each Portfolio may invest its uninvested cash in a money market fund advised by the investment adviser or its affiliates. Accordingly, each Portfolio will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the investment adviser and/or its affiliates. It is expected that the uninvested cash of the Bond, Core Bond, Intermediate Bond and Short Bond Portfolios will be invested in the Trust’s Diversified Assets Portfolio and the uninvested cash of the U.S. Treasury Index and U.S. Government Securities Portfolios will be invested in the Trust’s Government Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Trust’s Diversified Assets or Government Portfolios is 0.35 percent of the average daily net asset value of those assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Portfolio for advisory fees otherwise payable by the Portfolio on any assets invested in the Diversified Assets or Government Portfolios. This reimbursement is included in Other income on the Statements of Operations. The exemptive order requires the Portfolios’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

8. BANK BORROWINGS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expense on the Statements of Operations.

At November 30, 2010, the Portfolios did not have any outstanding loans. The Portfolios did not incur any interest expense during the fiscal year ended November 30, 2010.

9. CAPITAL SHARE TRANSACTIONS

Transactions in Class A shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	1,368	$28,483	358	$7,463	(4,924)	$(102,181)	(3,198)	$(66,235)
Core Bond	3,174	33,060	229	2,391	(3,137)	(32,512)	266	2,939
U.S. Treasury Index	1,697	38,105	244	5,402	(1,639)	(36,851)	302	6,656
Intermediate Bond	647	13,858	43	914	(375)	(7,994)	315	6,778
Short Bond	7,251	137,745	162	3,061	(8,424)	(159,760)	(1,011)	(18,954)
U.S. Government Securities	820	16,662	138	2,800	(1,415)	(28,963)	(457)	(9,501)

FIXED INCOME PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2010

Transactions in Class A shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	3,478	$69,244	471	$9,351	(4,240)	$(83,452)	(291)	$(4,857)
Core Bond	1,355	13,382	528	5,205	(11,114)	(109,537)	(9,231)	(90,950)
U.S. Treasury Index	2,402	55,067	192	4,423	(6,028)	(139,169)	(3,434)	(79,679)
Intermediate Bond	1,217	24,112	31	634	(453)	(8,043)	795	16,703
Short Bond	9,344	164,349	121	2,251	(5,649)	(94,835)	3,816	71,765
U.S. Government Securities	1,303	26,741	54	1,106	(1,222)	(25,223)	135	2,624

Transactions in Class C shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	3	$52	—	$6	(5)	$(99)	(2)	$(41)

Transactions in Class C shares* for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Bond	2	$37	—	$7	(4)	$(82)	(2)	$(38)
U.S. Treasury Index	115	2,677	1	21	(259)	(5,994)	(143)	(3,296)

Transactions in Class D shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	1	$18	—	$1	—	$—	1	$19
U.S. Treasury Index	—	2	—	—	—	—	—	2
Short Bond	—	9	—	2	—	—	—	11
U.S. Government Securities	—	1	—	3	(2)	(30)	(2)	(26)

Transactions in Class D shares* for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	1	$17	—	$2	(1)	$(12)	—	$7
U.S. Treasury Index	—	1	—	—	—	(8)	—	(7)
Short Bond	1	8	—	1	—	(1)	1	8
U.S. Government Securities	—	—	—	1	—	(16)	—	(15)

*	Core Bond’s activity in shares and dollars for Class C and Class D was less than 500.

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FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

10. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Portfolios have been designated as hedging instruments. Information concerning the types of derivatives in which the Portfolios invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by location as presented in the Statements of Asset and Liabilities as of November 30, 2010:

Amounts in thousands		ASSETS		LIABILITIES
PORTFOLIO NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
Short Bond Portfolio	Interest Rate Contracts	Net Assets—Unrealized appreciation	—*	Net Assets—Unrealized depreciation	(22	)*	Credit Suisse

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day's variation margin is reported with the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolios’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the period ended November 30, 2010:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PORTFOLIO NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Bond Portfolio	Interest Rate Contracts	Net realized gains (losses) on futures contracts	$139
Core Bond Portfolio	Interest Rate Contracts	Net realized gains (losses) on futures contracts	116
Short Bond Portfolio	Interest Rate Contracts	Net realized gains (losses) on futures contracts	(1,217)

Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
PORTFOLIO NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Bond Portfolio	Interest Rate Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(258)
Core Bond Portfolio	Interest Rate Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(148)
Short Bond Portfolio	Interest Rate Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	223

Volume of Derivative Activity for the fiscal year ended November 30, 2010*

	INTEREST RATE CONTRACTS
	NUMBER OF TRANSACTIONS	AVERAGE NOTIONAL AMOUNT VALUE (000s)
Bond Portfolio	7	3,316
Core Bond Portfolio	8	966
Short Bond Portfolio	12	12,861

*	Activity during the period is measured by number of trades during the period and average notional amount for interest rate contracts.

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures. Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, of which there were no significant transfers to disclose for the Portfolios during the reporting period; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implication of this requirement under ASU 2010-06 and the impact it will have to the Portfolios’ financial statement disclosures. All other disclosures required by ASU 2010-06 were adopted on June 1, 2010, and are reflected in these financial statements.

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FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2010

12. SUBSEQUENT EVENTS

At a meeting held on November 5, 2010, the Board of Trustees of Northern Institutional Funds approved a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate, plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility, which went into effect on December 9, 2010, replaced the credit agreement administered by Deutsche Bank A.G. The New Credit Facility will expire on December 8, 2011, unless renewed.

Management has evaluated subsequent events for the Portfolios through the date the financial statements were available to be issued and has concluded, other than the item noted above that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	65	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds Shareholders and Board of Trustees:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios, comprising the Fixed Income Portfolios (the “Portfolios”) of the Northern Institutional Funds as of November 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios at November 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 24, 2011

FIXED INCOME PORTFOLIOS	66	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2010 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION (Unaudited) The following Portfolios made capital gain distributions in December 2010, as follows (in thousands):

	LONG-TERM CAPITAL GAIN
Portfolio	20%	15%
Core Bond	$ —	$ 641
U.S. Treasury Index	—	2,357
Intermediate Bond	—	126
U.S. Government Securities	—	38

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	67	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FUND EXPENSES

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including advisory fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2010 through November 30, 2010.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/10 - 11/30/10” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.36%	$1,000.00	$1,043.10	$1.84
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83	**
CLASS C
Actual	0.60%	$1,000.00	$1,041.80	$3.07
Hypothetical	0.60%	$1,000.00	$1,022.06	$3.04	**
CLASS D
Actual	0.75%	$1,000.00	$1,041.00	$3.84
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80	**

CORE BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.36%	$1,000.00	$1,038.60	$1.84
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83	**
Class C
Actual	0.60%	$1,000.00	$1,037.30	$3.06
Hypothetical	0.60%	$1,000.00	$1,022.06	$3.04	**
CLASS D
Actual	0.75%	$1,000.00	$1,036.80	$3.83
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80	**

U.S. TREASURY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.26%	$1,000.00	$1,035.70	$1.33
Hypothetical	0.26%	$1,000.00	$1,023.76	$1.32	**
CLASS C
Actual	0.50%	$1,000.00	$1,034.00	$2.55
Hypothetical	0.50%	$1,000.00	$1,022.56	$2.54	**
CLASS D
Actual	0.65%	$1,000.00	$1,033.80	$3.31
Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29	**

INTERMEDIATE BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.36%	$1,000.00	$1,043.60	$1.84
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83	**
CLASS D
Actual	0.75%	$1,000.00	$1,042.00	$3.84
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80	**

FIXED INCOME PORTFOLIOS	68	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2010 (UNAUDITED)

SHORT BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.36%	$1,000.00	$1,023.40	$1.83
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83	**
CLASS D
Actual	0.75%	$1,000.00	$1,021.90	$3.80
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80	**

U.S. GOVERNMENT SECURITIES

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.36%	$1,000.00	$1,022.30	$1.83
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83	**
CLASS D
Actual	0.75%	$1,000.00	$1,020.70	$3.80
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80	**

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2010. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	69	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex—Northern Funds offers 43 portfolios and Northern Institutional Funds offers 21 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 67 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 70 Trustee since 1994

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Trustees of Dominican University from 1996 to 2005;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010.

• None

Sharon Gist Gilliam Age: 67 Trustee since 2001

•  Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•  CEO of Chicago Housing Authority from 2006 to 2007;

•  Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 66 Trustee since 1997

•  Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex—36 portfolios offered by Northern Funds and 21 offered by Northern Institutional Funds.

FIXED INCOME PORTFOLIOS	70	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2010 (UNAUDITED)

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 72 Trustee since 2008

•  Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007, Member of the Board of Directors since 1995;

•  Director of Commonwealth Edison since 2007;

•  President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•  Director of Education Corporation of America since 2008;

•  Chairman of the Japan America Society of Chicago since 2009;

•  Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•  Member of the Board of Trustees of the Northwestern Memorial Foundation since 2004;

•  Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•  Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•  Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•  Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•  Member of the Board of Trustees of Lafayette College since 1996;

•  Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 53 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 71 Trustee since 1982 and Chairman since 2008

•  Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•  President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 67 Trustee since 2008

•  Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•  Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•  Chairman and President of the Allstate Financial Group from 2002 to 2007;

•  Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•  Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present.

• GATX Corporation (transportation services). • Spirit Finance Corporation (real estate investment trust) (2003-2008).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	71	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 53 Trustee since 2008

•  Director of The Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since May 2008;

•  Chairman of Northern Trust Investments, N.A. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 53 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000.

FIXED INCOME PORTFOLIOS	72	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2010 (UNAUDITED)

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 54 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•  Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 47 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, N.A. and Fund Administration of The Northern Trust Company since 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 50 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	• Senior Counsel at The Northern Trust Company since May 2000.

Owen T. Meacham, Esq. Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	• Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	73	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

FIXED INCOME PORTFOLIOS	74	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

INVESTMENT CONSIDERATIONS

BOND PORTFOLIO1,2

CORE BOND PORTFOLIO1,2

INTERMEDIATE BOND PORTFOLIO1

SHORT BOND PORTFOLIO1

U.S. GOVERNMENT SECURITIES PORTFOLIO1,3

U.S. TREASURY INDEX PORTFOLIO1,3,4

1 Bond Risk: Bond portfolios will tend to experience smaller fluctuations in value than stock portfolios. However, investors in any bond portfolio should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

2 Mortgage-Backed Securities Risk: Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, a Portfolio’s performance may be more volatile than if it did not hold these securities.

3 U.S. Government Guarantee: U.S. Government guarantees apply only to the underlying securities of a Portfolio and not the Portfolio’s shares.

4 Index Fund Risk: The performance of the Portfolio is expected to be lower than that of its index because of Portfolio fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	75	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northerninstitutionalfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

FIXED INCOME PORTFOLIOS	76	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

9	STATEMENTS OF OPERATIONS

10	STATEMENTS OF CHANGES IN NET ASSETS

12	FINANCIAL HIGHLIGHTS

18	SCHEDULES OF INVESTMENTS

18	DIVERSIFIED ASSETS PORTFOLIO

23	GOVERNMENT PORTFOLIO

26	GOVERNMENT SELECT PORTFOLIO

30	TREASURY PORTFOLIO

32	TAX-EXEMPT PORTFOLIO

42	MUNICIPAL PORTFOLIO

65	ABBREVIATIONS AND OTHER INFORMATION

66	NOTES TO THE FINANCIAL STATEMENTS

72	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

73	TAX INFORMATION

74	FUND EXPENSES

76	TRUSTEES AND OFFICERS

82	INVESTMENT CONSIDERATIONS

83	INDEX DEFINITIONS

84	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

DIVERSIFIED ASSETS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended November 30, 2010, supply-driven dynamics drove rates on short-term offerings lower, causing money market yields to decline further. Despite some improving economic data, yields on eligible money market instruments remain at incredibly low absolute levels, creating a challenging investment environment. The Federal Reserve maintained its pledge to keep rates near zero for an “extended period.” Later it committed to additional large-scale asset purchases of $600 billion in U.S. Treasuries while also reinvesting proceeds from its mortgage portfolio. With market expectations for a higher federal funds rate drifting farther out into 2011, the Portfolio kept a long duration relative to its benchmark, the iMoneyNet Fund Average™ — First Tier Institutional. We continue to overweight term purchases in U.S. Treasury and agency debt. In addition, we are maintaining a strong liquidity profile by committing a large percentage of the Portfolio to overnight maturities to accommodate any unexpected redemptions. While the credit markets continue to reassess risk in light of improved financial markets, principal and liquidity preservation remain our primary objectives.

For the 12-month period, the Diversified Assets Portfolio posted a 0.02% return (Shares Class) compared with the 0.08% return of its benchmark. As of November 30, 2010, the Portfolio’s 7-day current yield was 0.03% (Shares Class).

In January 2010, the SEC approved modifications to Rule 2a-7 in an effort to strengthen the money market fund industry. The new rules outlined requirements for liquidity, credit quality, portfolio maturity, operations and disclosures. In addition, the long-debated financial reform bill was signed into law at the end of July and is expected to impact many aspects of the financial system. Throughout the period, financial markets were unsettled by concerns over sovereign debt in the Eurozone periphery. By the end of the period, international policymakers had agreed to provide financial assistance packages to Greece and Ireland. Portugal, Spain and Italy remained under pressure but were better positioned to remain independent of European Union and Internal Monetary Fund financial support. We continue to position the Portfolio conservatively by employing risk-reduction strategies and shifting away from longer-maturity credit products.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.02%	0.02%	0.08%	0.03	%*
FIVE YEAR	2.48	2.29	2.60
TEN YEAR	2.34	2.11	2.35

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2010. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.06% for Shares as of November 30, 2010. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2010, the maturity analysis for the Diversified Assets Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	37.9%
2 - 15 DAYS	12.6
16 - 30 DAYS	7.7
31 - 60 DAYS	16.0
61 - 97 DAYS	9.7
98 - 180 DAYS	10.2
181 - 270 DAYS	3.7
271 DAYS - 1 YEAR	2.2

Information about Investment Considerations and Index Definitions can be found on pages 82 and 83.

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
SHARES	BDAXX
SERVICE SHARES	BDCXX
PREMIER SHARES*	BDDXX
INCEPTION DATE
SHARES	6/1/83
SERVICE SHARES	7/1/98
PREMIER SHARES*	4/1/99
TOTAL NET ASSETS	$8,839,817,892
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO

SHARES	0.37%
SERVICE SHARES	0.63
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

MONEY MARKET PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

GOVERNMENT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

With unemployment still high and concerns remaining over the general health of the economy, the Federal Reserve kept short-term rates within a target range of between 0% and 0.25% throughout the 12-month period ended November 30, 2010. Supported in its policy by subdued inflation trends, the Fed’s main target in holding rates at unprecedented lows has been to buoy housing markets and stimulate mortgage lending. In addition, in March 2010, the Fed completed a $1.25 trillion program of purchasing Ginnie Mae, Fannie Mae and Freddie Mac mortgages in support of the housing market. Nonetheless, new construction continued to fall and new home sales reached their lowest levels since 1963. In addition, previously owned home sales dipped after the homebuyer tax credit expired on April 30. As the period progressed and growth remained at levels considered too sluggish to jump-start hiring, the Fed indicated that further measures to prop up the economy were possible.

For the 12-month period, the Portfolio provided a return of 0.02% (Shares Class) compared with the 0.03% return of its benchmark, the iMoneyNet Fund Average™ — Government/Agencies Institutional. The Portfolio began the period with a focus on liquidity and neutrally positioned with respect to interest rate exposure. As conditions eased, we implemented a shift to a longer duration relative to the benchmark, taking advantage of any market sell-offs that created a slightly steeper yield curve. In addition, we initiated a “barbell” strategy with respect to curve exposures in order to enhance the Portfolio’s yield while preserving liquidity.

In November, Chairman Bernanke initiated a $600 billion program of long-term Treasury purchases to take place over eight months. While widely criticized, Bernanke argued that the stimulus was necessary to help employment and lessen the risk of deflation, stating: “The asset purchases have the goal of reducing interest rates, providing more stimulus to the economy and, we hope, creating a faster recovery and an inflation rate consistent with long-term stability.” The Fed is battling high unemployment that has hampered the recovery of the housing market, as well as the trend toward consumers and businesses continuing to pay down debt and remaining wary of spending.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.02%	0.02%	0.03%	0.03	%*
FIVE YEAR	2.39	2.21	2.39
TEN YEAR	2.24	2.02	2.19

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2010. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.13% for Shares as of November 30, 2010. Performance data current to the most recent month-end is available at northernfund.com/institutional.

MATURITY ANALYSIS

At November 30, 2010, the maturity analysis for the Government Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	49.3%
2 - 15 DAYS	14.6
16 - 30 DAYS	9.7
31 - 60 DAYS	3.1
61 - 97 DAYS	4.7
98 - 180 DAYS	5.8
181 - 270 DAYS	9.6
271 DAYS - 1 YEAR	3.2

Information about Investment Considerations and Index Definitions can be found on pages 82 and 83.

PORTFOLIO MANAGER

MARY ANN FLYNN With Northern Trust since 1969

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
SHARES	BNGXX
SERVICE SHARES	BGCXX
PREMIER SHARES*	BGDXX
INCEPTION DATE
SHARES	10/29/85
SERVICE SHARES	4/1/99
PREMIER SHARES*	12/15/98
TOTAL NET ASSETS	$5,411,945,900
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO
SHARES	0.37%
SERVICE SHARES	0.63
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

GOVERNMENT SELECT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Federal Reserve maintained short-term interest rates within a target range of between 0% and 0.25% throughout the 12-month period ended November 30, 2010, citing subdued inflation trends and stable inflation expectations. The Fed’s principal goal in holding rates at unprecedented lows has been to buoy housing markets and spur mortgage lending. In addition, in March 2010, the Fed completed a $1.25 trillion program of purchasing Ginnie Mae, Fannie Mae and Freddie Mac mortgages. The purchases caused the Fed’s balance sheet to balloon to its largest size ever, with the Fed now the world’s largest holder of mortgages. The government, through Freddie Mac and Fannie Mae, has also utilized the Making Homes Affordable program to support the ailing housing sector. Mortgage modifications and refinancings under the program have helped to halt more than one million foreclosures.

The Portfolio provided a return of 0.03% (Shares Class) for the 12-month period, matching the 0.03% return of its benchmark, the iMoneyNet Fund Average™ — Government/Agencies Institutional. For much of the period, we focused on liquidity and principal preservation, and kept a neutral stance with respect to interest rate exposure. As the period progressed and short-term interest rates remained at extraordinarily low levels, a “barbell” strategy was put in place, with longer-duration positions added to the Portfolio as market sell-offs created interest rate backups.

Two years ago Fannie Mae and Freddie Mac were put into conservatorship as both teetered on the brink of failure. On an almost anti-climactic note, in June of 2010 the Federal Housing Finance Agency directed Fannie Mae and Freddie Mac to de-list their stock from the New York Stock Exchange. Once considered “good as gold” within the financial industry, Fannie and Freddie are now 80% owned by U.S. taxpayers. The Obama Administration has pledged to unveil a plan in 2011 to restructure the housing finance system. The Treasury Department’s assistant secretary said that they “are hard at work on reform” and that the plan “will call for fundamental change.” Treasury Secretary Geithner is scheduled to report to Congress next year with his suggestions on how the two mortgage lenders should be repaired.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.03%	0.02%	0.03%	0.02	%*
FIVE YEAR	2.43	2.25	2.39
TEN YEAR	2.31	2.08	2.19

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2010. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.03% for Shares as of November 30, 2010. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2010, the maturity analysis for the Government Select Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	22.8%
2 - 15 DAYS	31.4
16 - 30 DAYS	14.6
31 - 60 DAYS	8.0
61 - 97 DAYS	4.1
98 - 180 DAYS	8.8
181 - 270 DAYS	6.4
271 DAYS - 1 YEAR	3.9

Information about Investment Considerations and Index Definitions can be found on pages 82 and 83.

PORTFOLIO MANAGER

MARY ANN FLYNN With Northern Trust since 1969

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
SHARES	BGSXX
SERVICE SHARES	BSCXX
PREMIER SHARES*	BSDXX
INCEPTION DATE
SHARES	11/7/90
SERVICE SHARES	5/28/99
PREMIER SHARES*	11/23/98
TOTAL NET ASSETS	$12,720,346,569
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO
SHARES	0.32%
SERVICE SHARES	0.58
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

MONEY MARKET PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TREASURY PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month period ended November 30, 2010, the Treasury Portfolio returned 0.07% (Shares Class) outpacing the 0.02% return of its benchmark, the iMoneyNet Fund Average™ — Treasury & Repo Institutional. As of November 30, 2010 the Portfolio’s 7-day current yield was 0.10% (Shares Class).

During the period, the U.S. and global economies gave some evidence that they were finally emerging from the deepest recession since the 1930s. U.S. Gross Domestic Product (GDP) grew at a positive rate for the past four quarters, a sharp contrast from the prior period. ISM manufacturing and non-manufacturing statistics were also above 50 at each reading during the period, indicating economic expansion. Leading indicators were also positive for 11 of the 12 readings during the period. However, the positive growth was not strong enough to put a dent in the jobless rate, as the unemployment figure finished the period at 9.6%, only slightly lower than 10% in December 2009. In addition, inflation was below trend, and concern over possible Japan-style deflation persisted. The housing market continued to be saddled with high inventory, and foreclosure levels remained high.

The Federal Reserve maintained a federal funds target rate in the range of 0% to 0.25% for the entire period. In addition, the Fed eased monetary policy further by first announcing that it would reinvest proceeds from coupons of its previous purchases of agency, mortgage-backed securities and U.S. Treasuries, and then by announcing plans to purchase an additional $600 billion in Treasury securities.

Treasury bill yields rose during the period even as longer-dated Treasuries rallied. Three-month Treasury bills improved to yield 15.5 basis points, compared with only four basis points on December 1, 2009. One-year Treasury bills improved by two basis points to yield 25.7 basis points. Treasury-backed repurchase agreements traded at approximately 0.2% for much of the period and contributed to Portfolio performance. For the period, we focused Portfolio purchases on nine- to 12-month Treasuries, while maintaining excellent liquidity.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	SHARES	IMONEYNET FUND AVERAGE™ — TREASURY & REPO INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.07%	0.02%	0.10	%*
SINCE INCEPTION	0.10	N/A

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2010. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been 0.02% for Shares as of November 30, 2010. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2010, the maturity analysis for the Treasury Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	73.7%
16 - 30 DAYS	2.4
31 - 60 DAYS	2.0
61 - 97 DAYS	7.2
98 - 180 DAYS	1.8
181 - 270 DAYS	1.0
271 DAYS - 1 YEAR	11.9

Information about Investment Considerations and Index Definitions can be found on pages 82 and 83.

PORTFOLIO MANAGER

BILAL MEMON With Northern Trust since 2007

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL	NITXX
INCEPTION DATE
SHARES	11/5/08
TOTAL NET ASSETS	$4,970,609,918

NET ASSET VALUE

SHARES	$1.00

GROSS EXPENSE RATIO
SHARES	0.32%

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TAX-EXEMPT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Tax-Exempt Portfolio offered investors tax-free income, diversification and liquidity throughout its most recent fiscal year ended November 30, 2010. The Portfolio protected investor principal by employing a disciplined and conservative investment strategy. It held only municipal instruments that are not subject to the alternative minimum tax. Throughout the 12-month period we focused strongly on diversification. All securities considered for the Portfolio were reviewed by fixed income analysts and approved by Northern’s SAG Committee (Security Approval Group). Our rigorous credit approval process seeks to ensure that all additions to the Portfolio are suitable to maintain our top-tier credit profile.

The Portfolio returned 0.02% (Shares Class) for the 12-month period compared to the 0.05% return of its benchmark, the iMoneyNet Fund Average™ — Tax-Free Institutional. Our approach to duration during the period was to employ a modified “barbell” strategy. We achieved our goal by holding a significant portion of assets in municipal variable-rate demand notes, or VRDNs. These notes offered an attractive credit profile, and are convertible to cash within five business days. In addition to being highly liquid, municipal VRDNs were priced at the high end of the historical taxable/tax-exempt range. During the period, municipal VRDN yields were set at approximately 95% of 30-day London Interbank Offered Rate or LIBOR. Their safety, liquidity and attractive returns compared with LIBOR enabled VRDNs to be a top performer for the Portfolio. These notes made up 90% of assets under management at period end.

In addition to the Portfolio’s variable-rate holdings, we selectively purchased fixed-rate notes to lock in return and duration. Specifically, we focused on strong credits among state general obligation and tax and revenue anticipation notes. These notes are backed by anticipated revenue and tax flows, and tend to trade well in the secondary market. As of the close of the period, Portfolio duration was approximately 35 days, an increase of 15 days from the prior 12-month period end.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — TAX-FREE INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.02%	0.02%	0.05%	0.02	%*
FIVE YEAR	1.80	1.60	1.72
TEN YEAR	1.68	1.45	1.58

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2010. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.07% for Shares as of November 30, 2010. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Income from the Tax-Exempt Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2010, the maturity analysis for the Tax-Exempt Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	22.2%
2 - 15 DAYS	63.5
31 - 60 DAYS	1.0
61 - 97 DAYS	1.5
98 - 180 DAYS	3.0
181 - 270 DAYS	2.8
271 DAYS - 1 YEAR	6.0

Information about Investment Considerations and Index Definitions can be found on pages 82 and 83.

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
SHARES	BTEXX
SERVICE SHARES	BTSXX
PREMIER SHARES*
INCEPTION DATE
SHARES	8/12/83
SERVICE SHARES	5/13/99
PREMIER SHARES*	7/11/01
TOTAL NET ASSETS	$1,274,993,243
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO
SHARES	0.37%
SERVICE SHARES	0.63
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

MONEY MARKET PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Municipal Portfolio offered institutional investors tax-exempt income, diversification and liquidity during the 12-month period ended November 30, 2010. By focusing on purchasing only the strongest municipal credits, the Portfolio earned an AAA rating from Standard & Poor’s. For the 12-month period, the Portfolio posted a 0.11% return (Shares Class), outpacing the 0.05% return of its benchmark, the iMoneyNet Fund Average™ — Tax-Free Institutional.

The yields available in the municipal short-duration area approached those offered in the taxable market during the annual period. Yields set on municipal Variable Rate Demand Notes, or VRDNs, averaged approximately 95% of the 30-day London Interbank Offered Rate, or LIBOR. Fixed-rate tax-exempt notes were offered at yields higher than equivalent maturities in the taxable market. The attractive returns in the tax-exempt sector, as compared with taxable options, drew “crossover” buyers to short-duration municipal issues. The broader base of investors in the short-duration area increased liquidity and demand for municipal issues.

We maintained the Portfolio’s strong credit profile by selectively choosing from the new supply of municipal credits. We saw a noticeable increase in the amount of issuance in the short-duration municipal market during the period. Compared with the 2009 fiscal year, when we made defensive purchases of taxable U.S. Treasury and agency notes, during the period we were able to identify a sufficient number of top-tier municipal securities to invest the Portfolio entirely in tax-exempt securities. At the same time, we carefully monitored developments in the municipal and bank credit markets. As we moved through the period, we saw a gradual improvement in the strength of financial guarantors that provide letters of credit that enhance the Portfolio’s VRDNs. We maintained a high amount of liquidity in the Portfolio by holding daily and weekly municipal VRDNs. This strong liquidity position enabled us to opportunistically purchase fixed rate notes in the secondary market. As of November 30, 2010, the Portfolio’s duration was approximately 30 days, an increase of 10 days year-over-year.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — TAX-FREE INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.11%	0.02%	0.05%	0.13	%*
FIVE YEAR	1.92	1.70	1.72
TEN YEAR	1.80	1.56	1.58

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2010. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been 0.12% for Shares as of November 30, 2010. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Income from the Municipal Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2010, the maturity analysis for the Municipal Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	29.0%
2 - 15 DAYS	58.6
31 - 60 DAYS	1.1
61 - 97 DAYS	0.9
98 - 180 DAYS	3.0
181 - 270 DAYS	2.1
271 DAYS - 1 YEAR	5.3

Information about Investment Considerations and Index Definitions can be found on pages 82 and 83.

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
SHARES	NMUXX
SERVICE SHARES	BMSXX
PREMIER SHARES*
INCEPTION DATE
SHARES	12/1/99
SERVICE SHARES	12/11/00
PREMIER SHARES*	11/9/05
TOTAL NET ASSETS	$4,750,083,219
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO
SHARES	0.32%
SERVICE SHARES	0.58
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Credit ratings are as of November 30, 2010 and subject to change. An AAA rating by Standard & Poor’s is obtained after S&P evaluates a number of factors, including credit quality, market price, exposure and management. This Portfolio is on the National Association of Insurance Commissioners list of Class 1 money market mutual funds. Inclusion on the (NAIC) list is the result of an accounting measure involving the Portfolio’s underlying investments, and does not constitute an assessment of quality. The NAIC listing does not represent an endorsement or recommendation of the overall Portfolio.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES	NOVEMBER 30, 2010

Amounts in thousands, except per share data	DIVERSIFIED ASSETS PORTFOLIO	GOVERNMENT PORTFOLIO	GOVERNMENT SELECT PORTFOLIO	TREASURY PORTFOLIO	TAX-EXEMPT PORTFOLIO	MUNICIPAL PORTFOLIO
ASSETS:
Investments, at amortized cost	$7,485,332	$2,986,793	$13,503,815	$1,310,020	$1,270,381	$4,698,821
Repurchase agreements, at cost which approximates fair value	1,549,235	2,066,552	–	3,657,709	–	–
Cash	170,011	758,199	296	15,018	1,032	–
Interest income receivable	5,745	9,584	15,150	3,836	1,223	4,719
Receivable for securities sold	–	–	–	–	2,776	49,342
Receivable from affiliates for expense reimbursements	524	704	490	281	125	86
Prepaid and other assets	44	31	64	15	5	33
Total Assets	9,210,891	5,821,863	13,519,815	4,986,879	1,275,542	4,753,001
LIABILITIES:
Cash overdraft	–	–	–	–	–	1,492
Payable for securities purchased	196,988	7,935	796,536	–	–	–
Payable for fund shares redeemed	171,017	400,031	290	15,000	–	–
Distributions payable to shareholders	215	138	210	367	27	442
Payable to affiliates:
Investment advisory fees	1,796	1,156	1,013	403	341	403
Administration fees	719	462	1,013	403	137	403
Custody and accounting fees	84	58	107	47	17	44
Shareholder servicing fees	13	6	25	–	1	8
Transfer agent fees	12	6	17	3	4	8
Trustee fees	105	39	69	3	8	28
Accrued other liabilities	124	86	188	43	14	90
Total Liabilities	371,073	409,917	799,468	16,269	549	2,918
Net Assets	$8,839,818	$5,411,946	$12,720,347	$4,970,610	$1,274,993	$4,750,083
ANALYSIS OF NET ASSETS:
Capital stock	$8,839,923	$5,411,988	$12,720,355	$4,970,610	$1,274,995	$4,750,081
Accumulated undistributed net investment income (loss)	(105)	(42)	(8)	–	(2)	2
Net Assets	$8,839,818	$5,411,946	$12,720,347	$4,970,610	$1,274,993	$4,750,083
Net Assets:
Shares	$8,767,742	$5,378,943	$12,599,523	$4,970,610	$1,273,685	$4,710,432
Service Shares	72,076	33,003	120,824	–	1,308	39,651
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	8,767,780	5,378,955	12,599,525	4,970,610	1,273,683	4,710,446
Service Shares	72,144	33,001	120,822	–	1,310	39,645
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Service Shares	1.00	1.00	1.00	–	1.00	1.00

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010

Amounts in thousands	DIVERSIFIED ASSETS PORTFOLIO	GOVERNMENT PORTFOLIO	GOVERNMENT SELECT PORTFOLIO	TREASURY PORTFOLIO	TAX-EXEMPT PORTFOLIO	MUNICIPAL PORTFOLIO
INVESTMENT INCOME:
Interest income	$29,792	$14,150	$28,711	$9,298	$4,984	$16,670
EXPENSES:
Investment advisory fees	23,465	15,266	26,577	8,310	4,178	10,960
Administration fees	9,386	6,106	13,289	4,155	1,671	5,480
Custody and accounting fees	1,033	689	1,374	479	187	577
Transfer agent fees	93	35	113	11	24	54
Registration fees	106	96	115	62	48	90
Printing fees	45	31	73	16	6	35
Professional fees	188	129	273	69	22	142
Shareholder servicing fees	182	98	325	–	6	128
Trustee fees	124	87	179	44	14	95
Interest expense	–	–	3	–	–	–
Other	182	169	259	57	21	124
Total Expenses	34,804	22,706	42,580	13,203	6,177	17,685
Less waivers of investment advisory fees	–	–	(13,289)	(4,155)	–	(5,480)
Less expenses reimbursed by administrator	(1,637)	(1,145)	(2,285)	(676)	(290)	(1,070)
Less expenses reimbursed by investment adviser	(5,034)	(8,468)	(1,566)	(2,136)	(1,234)	(101)
Less custodian credits	(49)	(56)	–	(40)	(12)	–
Net Expenses	28,084	13,037	25,440	6,196	4,641	11,034
Net Investment Income	1,708	1,113	3,271	3,102	343	5,636
NET REALIZED GAINS:
Net realized gains on:
Investments	–	7	20	–	–	2
Net Gains	–	7	20	–	–	2
Net Increase in Net Assets Resulting from Operations	$1,708	$1,120	$3,291	$3,102	$343	$5,638

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	MONEY MARKET PORTFOLIOS

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	DIVERSIFIED ASSETS PORTFOLIO		GOVERNMENT PORTFOLIO
Amounts in thousands	2010	2009	2010	2009
OPERATIONS:
Net investment income	$1,708	$20,497	$1,113	$10,765
Net realized gains (losses) on:
Investments	–	(12,239)	7	57
Capital Support Agreement	–	12,458	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	–	29,819	–	–
Capital Support Agreement	–	(29,819)	–	–
Net Increase in Net Assets Resulting from Operations	1,708	20,716	1,120	10,822
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from Shares transactions	(747,140)	411,566	20,741	(2,090,966)
Net increase (decrease) in net assets resulting from Service Shares transactions	(14,471)	(25,760)	(15,559)	(108,880)
Net decrease in net assets resulting from Premier Shares transactions	–	–	–	(5,593)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(761,611)	385,806	5,182	(2,205,439)
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(2,018)	(24,097)	(1,212)	(10,785)
Total Distributions to Shares Shareholders	(2,018)	(24,097)	(1,212)	(10,785)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(14)	(134)	(7)	(104)
Total Distributions to Service Shares Shareholders	(14)	(134)	(7)	(104)
Total Increase (Decrease) in Net Assets	(761,935)	382,291	5,083	(2,205,506)
NET ASSETS:
Beginning of year	9,601,753	9,219,462	5,406,863	7,612,369
End of year	$8,839,818	$9,601,753	$5,411,946	$5,406,863
Accumulated Undistributed Net Investment Income (Loss)	$(105)	$219	$(42)	$57

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT SELECT PORTFOLIO		TREASURY PORTFOLIO		TAX-EXEMPT PORTFOLIO		MUNICIPAL PORTFOLIO
2010	2009	2010	2009	2010	2009	2010	2009

$3,271	$31,569	$3,102	$1,751	$343	$4,139	$5,636	$25,995

20	4	–	10	–	38	2	15
–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
3,291	31,573	3,102	1,761	343	4,177	5,638	26,010

(2,215,589)	(671,403)	2,037,007	2,461,813	(408,344)	570,086	(1,364,612)	1,197,969
(10,781)	(380,473)	–	–	(3,204)	(99)	(33,851)	1,246
–	–	–	–	–	–	–	–
(2,226,370)	(1,051,876)	2,037,007	2,461,813	(411,548)	569,987	(1,398,463)	1,199,215

(3,284)	(31,608)	(3,112)	(1,751)	(350)	(4,348)	(5,651)	(26,074)
(3,284)	(31,608)	(3,112)	(1,751)	(350)	(4,348)	(5,651)	(26,074)

(19)	(193)	–	–	–	(10)	(9)	(173)
(19)	(193)	–	–	–	(10)	(9)	(173)
(2,226,382)	(1,052,104)	2,036,997	2,461,823	(411,555)	569,806	(1,398,485)	1,198,978

14,946,729	15,998,833	2,933,613	471,790	1,686,548	1,116,742	6,148,568	4,949,590
$12,720,347	$14,946,729	$4,970,610	$2,933,613	$1,274,993	$1,686,548	$4,750,083	$6,148,568
$(8)	$4	$–	$10	$(2)	$5	$2	$24

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

DIVERSIFIED ASSETS PORTFOLIO	SHARES

Selected per share data	2010(1)	2009(1)		2008		2007		2006
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–		0.02		0.05		0.05
Net realized and unrealized gains (losses)	–	–		–		–		–
Total from Investment Operations	–	–		0.02		0.05		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	–	–		(0.02)		(0.05)		(0.05)
From net realized gains	–	–		–		–		–
Total Distributions Paid	–	–		(0.02)		(0.05)		(0.05)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(2)	0.02%	0.25	%(3)	2.45	%(3)	5.07%		4.70%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$8,767,742	$9,515,203		$9,107,046		$14,850,516		$12,541,081
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.30%	0.39	%(4)	0.36	%(5)	0.35	%(6)	0.35	%(6)
Expenses, before waivers, reimbursements and credits	0.37%	0.41%		0.38%		0.37%		0.37%
Net investment income, net of waivers, reimbursements and credits	0.02%	0.21%		2.60%		4.96%		4.61%
Net investment income (loss), before waivers, reimbursements and credits	(0.05)%	0.19%		2.58%		4.94%		4.59%

	SERVICE

Selected per share data	2010(1)	2009(1)		2008		2007		2006
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–		0.02		0.05		0.04
Net realized and unrealized gains (losses)	–	–		–		–		–
Total from Investment Operations	–	–		0.02		0.05		0.04
LESS DISTRIBUTIONS PAID:
From net investment income	–	–		(0.02)		(0.05)		(0.04)
From net realized gains	–	–		–		–		–
Total Distributions Paid	–	–		(0.02)		(0.05)		(0.04)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(2)	0.02%	0.12	%(3)	2.18	%(3)	4.80%		4.43%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$72,076	$86,550		$112,416		$209,839		$131,092
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.30%	0.54	%(4)	0.62	%(5)	0.61	%(6)	0.61	%(6)
Expenses, before waivers, reimbursements and credits	0.63%	0.67%		0.64%		0.63%		0.63%
Net investment income, net of waivers, reimbursements and credits	0.02%	0.06%		2.34%		4.70%		4.35%
Net investment income (loss), before waivers, reimbursements and credits	(0.31)%	(0.07)%		2.32%		4.68%		4.33%

(1)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Without the value of the Capital Support Agreement, the total return would have been 0.46% and 0.22% for the Shares and Service Shares, respectively for the fiscal year ended November 30, 2009 and 2.19% and 1.95%, for Shares and Service Shares, respectively, for the fiscal year ended November 30, 2008.
(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $4,328,000 and $52,000 for Shares and Service Shares, respectively, which represents 0.04% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes the Participation Fee of approximately $1,026,000 and $13,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(6)	The net expense ratio includes custodian credits of approximately $859,000 and $806,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT PORTFOLIO	SHARES

Selected per share data	2010(1)	2009(1)		2008		2007		2006
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–		0.02		0.05		0.05
Net realized gains (losses)	–	–		–		–		–
Total from Investment Operations	–	–		0.02		0.05		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	–	–		(0.02)		(0.05)		(0.05)
From net realized gains	–	–		–		–		–
Total Distributions Paid	–	–		(0.02)		(0.05)		(0.05)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(2)	0.02%	0.13%		2.30%		4.93%		4.65%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,378,943	$5,358,301		$7,449,332		$2,944,139		$2,885,277
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21%	0.36	%(3)	0.36	%(4)	0.35	%(5)	0.35	%(5)
Expenses, before waivers, reimbursements and credits	0.37%	0.40%		0.38%		0.37%		0.38%
Net investment income, net of waivers, reimbursements and credits	0.02%	0.14%		2.13%		4.87%		4.57%
Net investment income (loss), before waivers, reimbursements and credits	(0.14)%	0.10%		2.11%		4.85%		4.54%

	SERVICE

Selected per share data	2010(1)	2009(1)		2008		2007		2006
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–		0.02		0.05		0.04
Net realized gains (losses)	–	–		–		–		–
Total from Investment Operations	–	–		0.02		0.05		0.04
LESS DISTRIBUTIONS PAID:
From net investment income	–	–		(0.02)		(0.05)		(0.04)
From net realized gains	–	–		–		–		–
Total Distributions Paid	–	–		(0.02)		(0.05)		(0.04)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(2)	0.02%	0.07%		2.04%		4.67%		4.38%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$33,003	$48,562		$157,444		$179,435		$104,203
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21%	0.47	%(3)	0.62	%(4)	0.61	%(5)	0.61	%(5)
Expenses, before waivers, reimbursements and credits	0.63%	0.66%		0.64%		0.63%		0.64%
Net investment income, net of waivers, reimbursements and credits	0.02%	0.03%		1.87%		4.61%		4.31%
Net investment income (loss), before waivers, reimbursements and credits	(0.40)%	(0.16)%		1.85%		4.59%		4.28%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $2,627,000 and $43,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $622,000 and $10,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes custodian credits of approximately $348,000 and $342,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

GOVERNMENT SELECT PORTFOLIO	SHARES

Selected per share data	2010(1)	2009(1)		2008		2007		2006
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–		0.02		0.05		0.05
Net realized gains (losses)	–	–		–		–		–
Total from Investment Operations	–	–		0.02		0.05		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	–	–		(0.02)		(0.05)		(0.05)
From net realized gains	–	–		–		–		–
Total Distributions Paid	–	–		(0.02)		(0.05)		(0.05)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(2)	0.03%	0.20%		2.31%		5.03%		4.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$12,599,523	$14,815,124		$15,486,752		$8,005,182		$4,713,406
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.19%	0.23	%(3)	0.21	%(4)	0.20	%(5)	0.20	%(5)
Expenses, before waivers, reimbursements and credits	0.32%	0.34%		0.33%		0.32%		0.32%
Net investment income, net of waivers, reimbursements and credits	0.03%	0.20%		2.13%		4.90%		4.64%
Net investment income (loss), before waivers, reimbursements and credits	(0.10)%	0.09%		2.01%		4.78%		4.52%

	SERVICE

Selected per share data	2010(1)	2009(1)		2008		2007		2006
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–		0.02		0.05		0.04
Net realized gains (losses)	–	–		–		–		–
Total from Investment Operations	–	–		0.02		0.05		0.04
LESS DISTRIBUTIONS PAID:
From net investment income	–	–		(0.02)		(0.05)		(0.04)
From net realized gains	–	–		–		–		–
Total Distributions Paid	–	–		(0.02)		(0.05)		(0.04)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(2)	0.02%	0.06%		2.05%		4.75%		4.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$120,824	$131,605		$512,081		$84,905		$68,295
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.20%	0.38	%(3)	0.47	%(4)	0.46	%(5)	0.46	%(5)
Expenses, before waivers, reimbursements and credits	0.58%	0.60%		0.59%		0.58%		0.58%
Net investment income, net of waivers, reimbursements and credits	0.02%	0.05%		1.87%		4.64%		4.38%
Net investment income (loss), before waivers, reimbursements and credits	(0.36)%	(0.17)%		1.75%		4.52%		4.26%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $3,958,000 and $26,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $920,000 and $24,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes custodian credits of approximately $380,000 and $416,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

TREASURY PORTFOLIO	SHARES

Selected per share data	2010(1)	2009(1)	2008(2)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–
Net realized gains (losses)	–	–	–
Total from Investment Operations	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–
From net realized gains	–	–	–
Total Distributions Paid	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return(3)	0.07%	0.11%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$4,970,610	$2,933,613	$471,790

Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits	0.15%	0.13%	0.00%
Expenses, before waivers, reimbursements and credits	0.32%	0.32%	0.57	%(5)
Net investment income, net of waivers, reimbursements and credits	0.07%	0.10%	0.30%
Net investment loss, before waivers, reimbursements and credits	(0.10)%	(0.09)%	(0.27	)%(5)

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	For the period November 5, 2008 (commencement of operations) through November 30, 2008. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The ratios of expenses and net investment loss were previously reported as 0.47% and (0.17)%, respectively. This had no impact to the Portfolio’s net asset value.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

TAX-EXEMPT PORTFOLIO	SHARES

Selected per share data	2010(1)	2009(1)		2008		2007	2006
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–		0.02		0.03	0.03
Net realized gains (losses)	–	–		–		–	–
Total from Investment Operations	–	–		0.02		0.03	0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–	–		(0.02)		(0.03)	(0.03)
From net realized gains	–	–		–		–	–
Total Distributions Paid	–	–		(0.02)		(0.03)	(0.03)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return(2)	0.02%	0.35%		2.18%		3.36%	3.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,273,685	$1,682,036		$1,112,129		$933,614	$549,349
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.28%	0.37	%(3)	0.36	%(4)	0.35%	0.35%
Expenses, before waivers, reimbursements and credits	0.37%	0.40%		0.38%		0.38%	0.38%
Net investment income, net of waivers, reimbursements and credits	0.02%	0.33%		2.14%		3.32%	3.00%
Net investment income (loss), before waivers, reimbursements and credits	(0.07)%	0.30%		2.12%		3.29%	2.97%

	SERVICE

Selected per share data	2010(1)	2009(1)		2008		2007	2006
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–		0.02		0.03	0.03
Net realized gains (losses)	–	–		–		–	–
Total from Investment Operations	–	–		0.02		0.03	0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–	–		(0.02)		(0.03)	(0.03)
From net realized gains	–	–		–		–	–
Total Distributions Paid	–	–		(0.02)		(0.03)	(0.03)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return(2)	0.02%	0.17%		1.92%		3.10%	2.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,308	$4,512		$4,613		$3,848	$4,023
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.28%	0.60	%(3)	0.62	%(4)	0.61%	0.61%
Expenses, before waivers, reimbursements and credits	0.63%	0.66%		0.64%		0.64%	0.64%
Net investment income, net of waivers, reimbursements and credits	0.02%	0.10%		1.88%		3.06%	2.74%
Net investment income (loss), before waivers, reimbursements and credits	(0.33)%	0.04%		1.86%		3.03%	2.71%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $318,000 and $1,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $75,000 and $1,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO	SHARES

Selected per share data	2010(1)	2009(1)		2008		2007	2006
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–		0.02		0.03	0.03
Net realized gains (losses)	–	–		–		–	–
Total from Investment Operations	–	–		0.02		0.03	0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–	–		(0.02)		(0.03)	(0.03)
From net realized gains	–	–		–		–	–
Total Distributions Paid	–	–		(0.02)		(0.03)	(0.03)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return(2)	0.11%	0.49%		2.29%		3.52%	3.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,710,432	$6,075,067		$4,877,332		$4,055,785	$2,454,129
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.20%	0.23	%(3)	0.21	%(4)	0.20%	0.20	%(5)
Expenses, before waivers, reimbursements and credits	0.32%	0.34%		0.33%		0.32%	0.32%
Net investment income, net of waivers, reimbursements and credits	0.10%	0.47%		2.24%		3.47%	3.23%
Net investment income (loss), before waivers, reimbursements and credits	(0.02)%	0.36%		2.12%		3.35%	3.11%

	SERVICE

Selected per share data	2010(1)	2009(1)		2008		2007	2006
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–		0.02		0.03	0.03
Net realized gains (losses)	–	–		–		–	–
Total from Investment Operations	–	–		0.02		0.03	0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–	–		(0.02)		(0.03)	(0.03)
From net realized gains	–	–		–		–	–
Total Distributions Paid	–	–		(0.02)		(0.03)	(0.03)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return(2)	0.02%	0.24%		2.02%		3.26%	2.98%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$39,651	$73,501		$72,258		$46,658	$55,183
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.29%	0.47	%(3)	0.47	%(4)	0.46%	0.46	%(5)
Expenses, before waivers, reimbursements and credits	0.58%	0.60%		0.59%		0.58%	0.58%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.23%		1.98%		3.21%	2.97%
Net investment income (loss), before waivers, reimbursements and credits	(0.28)%	0.10%		1.86%		3.09%	2.85%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,360,000 and $29,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $322,000 and $7,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes custodian credits of approximately $166,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 0.4%

Auto Receivables – 0.4%
Chrysler Financial Auto Securitization, Series 2010-A, Class A1, 0.57%, 10/11/11 (1)(2)	$38,710	$38,710
Total Asset-Backed Securities
(Cost $38,710)		38,710

CERTIFICATES OF DEPOSIT – 30.4%

Non-U.S. Depository Institutions – 29.4%

Australia & New Zealand Bank, 0.31%, 5/12/11	65,000	65,000

Bank of Montreal, Chicago Branch, 0.23%, 12/13/10	124,255	124,255

Bank of Nova Scotia, Houston, 0.27%, 12/1/10, FRCD	65,000	65,000

0.36%, 12/1/10, FRCD	15,000	15,000

0.38%, 12/1/10, FRCD	65,000	65,000

0.01%, 5/19/11	45,000	44,998

0.35%, 6/1/11	30,000	30,000

Barclays Bank PLC, 0.55%, 12/13/10, FRCD	50,000	50,000

Barclays Bank PLC, New York Branch, 0.22%, 12/7/10, FRCD	80,000	80,000

0.54%, 8/1/11	50,000	50,000

BNP Paribas S.A., London Branch, 0.30%, 1/10/11	70,000	70,000

0.30%, 1/20/11	63,000	63,000

0.41%, 5/16/11	35,000	35,000

Commonwealth Bank of Australia, London Branch, 0.28%, 12/1/10	40,000	40,000

Credit Agricole CIB, New York, 0.29%, 12/1/10, FRCD	75,000	75,000

Credit Agricole S.A., London Branch, 0.30%, 12/1/10	20,000	20,000

0.32%, 1/4/11	75,000	75,000

0.29%, 2/3/11	70,000	70,000

Deutsche Bank, New York Branch, 0.27%, 2/1/11	85,000	85,000

DNB Norway Bank A.S.A., London Branch, 0.27%, 1/21/11	55,000	55,000

DNB Norway Bank A.S.A., New York Branch, 0.25%, 12/9/10	50,000	50,000

HSBC Bank PLC, London Branch, 0.33%, 5/19/11	60,000	60,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 30.4% – continued

Non-U.S. Depository Institutions – 29.4% – continued

Lloyds Bank PLC, 0.29%, 2/1/11, FRCD	$90,000	$90,000

Mitsubishi UFJ Financial Group, Inc., 0.32%, 1/13/11	45,000	45,000

National Australia Bank, London Branch, 0.28%, 12/6/10, FRCD	75,000	75,000

0.31%, 12/10/10	17,625	17,625

0.28%, 12/23/10, FRCD	40,000	40,000

0.27%, 1/18/11	40,000	40,000

0.36%, 2/9/11	25,000	25,000

Nordea Bank Finland, New York, 0.28%, 3/31/11	90,000	90,000

Rabobank Nederland N.V., New York, 0.25%, 12/9/10, FRCD	45,000	45,000

0.27%, 12/19/10, FRCD	57,000	57,000

Rabobank Nederland N.V., New York Branch, 0.33%, 3/31/11	80,000	80,001

0.34%, 4/1/11	70,000	70,000

Royal Bank of Canada, New York Branch, 0.40%, 12/1/10, FRCD	50,000	50,000

Royal Bank of Scotland PLC, 0.31%, 1/4/11	80,000	80,000

Royal Bank of Scotland, Stamford CT Branch, 0.29%, 1/25/11, FRCD	70,000	70,000

Societe Generale, London Branch, 0.30%, 1/10/11	60,000	60,000

Societe Generale, New York Branch, 0.30%, 1/21/11	40,000	40,000

0.37%, 3/1/11	27,275	27,275

Toronto Dominion Bank, 0.40%, 12/28/10, FRCD	25,000	25,000

0.32%, 2/16/11	40,330	40,330

Toronto Dominion Bank, New York, 0.25%, 12/10/10, FRCD	30,000	30,000

Westpac Banking Corp., New York, 0.30%, 12/1/10, FRCD	95,000	95,000

0.32%, 12/1/10, FRCD	40,000	40,000

0.41%, 12/1/10, FRCD	80,000	80,000
		2,599,484

U.S. Depository Institutions – 1.0%

Bank of America N.A., 0.30%, 12/14/10	60,000	60,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 30.4% – continued

U.S. Depository Institutions – 1.0% – continued

0.30%, 12/17/10	$30,000	$30,000
		90,000
Total Certificates of Deposit
(Cost $2,689,484)		2,689,484

COMMERCIAL PAPER – 20.3%

Foreign Agency and Regional Governments – 2.9%

Caisse Damortissement De La Dette Socia, 0.45%, 5/2/11	28,215	28,162

Eksportfinans, 0.24%, 12/15/10	25,000	24,996

Societe De Prise Participation De L’Etat, 0.32%, 3/24/11	40,000	39,960

0.32%, 3/29/11	125,000	124,869

0.30%, 4/7/11	40,000	39,958
		257,945

Multi-Seller Conduits – 16.8%

Alpine Securitization, 0.25%, 1/7/11	100,000	99,974

Amstel Funding Corp., 0.35%, 12/15/10	80,000	79,989

0.36%, 12/29/10	34,365	34,356

0.36%, 1/11/11	35,000	34,986

0.36%, 1/28/11	20,000	19,989

Chariot Funding LLC, 0.26%, 12/13/10	18,000	17,998

0.26%, 12/14/10	35,000	34,997

0.26%, 1/12/11	41,640	41,627

Charta Corp., 0.27%, 1/26/11	25,000	24,989

0.29%, 2/11/11	9,305	9,300

0.29%, 2/17/11	13,960	13,951

CRC Funding LLC, 0.30%, 1/6/11	10,015	10,012

Gemini Securitization, 0.25%, 12/16/10	35,025	35,021

0.29%, 1/28/11	41,300	41,281

General Electric Capital Corp., 0.20%, 12/1/10	45,000	45,000

Gotham Funding Corp., 0.28%, 1/6/11	23,800	23,793

0.28%, 1/7/11	6,145	6,143

0.27%, 1/10/11	23,055	23,048

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 20.3% – continued

Multi-Seller Conduits – 16.8% – continued

0.27%, 1/13/11	$8,730	$8,727

0.28%, 1/13/11	6,145	6,143

0.27%, 1/18/11	18,000	17,993

Govco LLC, 0.27%, 1/5/11	19,920	19,915

0.29%, 1/14/11	25,875	25,866

0.29%, 1/21/11	17,295	17,288

0.29%, 2/9/11	17,545	17,535

Jupiter Securitization Company LLC, 0.26%, 1/12/11	39,795	39,782

LMA Americas LLC, 0.25%, 12/14/10	20,690	20,688

Ranger Funding Co. LLC, 0.25%, 12/1/10	49,705	49,705

0.26%, 12/1/10	92,790	92,790

0.26%, 12/6/10	21,760	21,759

Regency Markets, Inc., 0.26%, 12/20/10	17,995	17,993

Salisbury Receivables Company LLC, 0.28%, 12/6/10	9,105	9,105

0.26%, 12/7/10	20,000	19,999

0.26%, 1/18/11	50,000	49,983

0.26%, 1/20/11	45,000	44,984

0.26%, 1/21/11	30,000	29,989

Sheffield Receivables Corp., 0.30%, 1/4/11	15,000	14,996

0.28%, 2/2/11	50,000	49,976

0.26%, 2/18/11	35,000	34,980

Straight-A Funding LLC, 0.24%, 12/2/10	20,000	20,000

0.25%, 1/24/11	12,526	12,521

Tasman Funding, Inc., 0.28%, 12/6/10	24,008	24,007

Thames Asset Global Securitization No. 1, 0.25%, 12/15/10	30,000	29,997

0.26%, 12/15/10	14,350	14,349

0.27%, 12/20/10	17,475	17,472

0.27%, 1/7/11	15,050	15,046

0.28%, 1/12/11	90,000	89,971

Victory Receivables Corp., 0.25%, 12/13/10	11,695	11,694

0.27%, 1/3/11	8,875	8,873

0.27%, 1/10/11	7,235	7,233

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 20.3% – continued

Multi-Seller Conduits – 16.8% – continued

0.28%, 1/11/11	$10,600	$10,597

0.28%, 1/18/11	5,275	5,273

0.28%, 1/27/11	11,175	11,170
		1,484,853

Non-U.S. Depository Institutions – 0.6%

Australia & New Zealand Bank, 0.36%, 5/31/11	10,000	9,982
Westpac Banking Corp., 0.31%, 12/27/10	40,000	40,000
		49,982
Total Commercial Paper
(Cost $1,792,780)		1,792,780

CORPORATE NOTES/BONDS – 4.8%

Foreign Agency and Regional Governments – 0.5%

Eksportfinans, 0.32%, 8/26/11	17,800	17,800

5.13%, 10/26/11	6,055	6,304
KFW, 1.88%, 3/15/11	23,640	23,740
		47,844

General Merchandise Stores – 1.0%
Wal-Mart Stores, 5.48%, 6/1/11	85,000	87,018

Insurance Carriers – 0.5%
Berkshire Hathaway, Inc., 0.27%, 2/10/11, FRN	45,000	45,000

Non-U.S. Depository Institutions – 0.4%
Westpac Banking Corp., 0.29%, 12/2/10, FRN (2)	35,000	35,000

Supranational – 2.4%

European Investment Bank, 3.25%, 2/15/11	2,345	2,359

International Bank for Reconstruction & Development, 0.30%, 12/13/10, FRN	80,000	80,000

0.73%, 6/10/11	80,000	80,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE NOTES/BONDS – 4.8% – continued

Supranational – 2.4% – continued
International Finance Corp., 0.25%, 12/15/10, FRN	$50,000	$50,000
		212,359
Total Corporate Notes/Bonds
(Cost $427,221)		427,221

EURODOLLAR TIME DEPOSITS – 7.7%

Non-U.S. Depository Institutions – 7.7%

Citibank, Nassau, 0.24%, 12/1/10	220,000	220,000

Danske Bank, Copenhagen, 0.28%, 12/1/10	71,150	71,150

HSBC Bank PLC, London, 0.25%, 12/1/10	50,000	50,000

HSBC Bank PLC, Paris, 0.26%, 12/1/10	100,000	100,000

Ing Bank N.V., Grand Cayman, 0.30%, 12/17/10	35,000	35,000
Lloyds Bank PLC, London, 0.27%, 12/1/10	200,000	200,000
		676,150
Total Eurodollar Time Deposits
(Cost $676,150)		676,150

U.S. GOVERNMENT AGENCIES - 16.3% (3)

Federal Farm Credit Bank – 1.6%

FFCB FRN, 0.19%, 12/1/10	35,000	34,997

0.30%, 12/1/10	30,000	29,984

0.28%, 12/20/10	32,000	31,988

0.18%, 12/29/10	40,000	40,000
		136,969

Federal Home Loan Bank – 11.3%

FHLB Bonds, 0.50%, 5/5/11	50,000	50,000

0.43%, 10/7/11	20,000	20,000

0.40%, 11/18/11	40,000	40,000

0.40%, 11/25/11	35,000	35,000

0.40%, 12/2/11	30,075	30,066

0.40%, 12/9/11	75,000	74,985

0.45%, 12/14/11	13,775	13,775

0.50%, 12/28/11	40,000	40,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 16.3% (3) – continued

Federal Home Loan Bank – 11.3% – continued

FHLB Callable Bonds, 0.40%, 12/28/10	$25,000	$25,000

0.45%, 12/29/10	92,000	92,000

FHLB Discount Note, 0.51%, 5/17/11	35,000	34,919

FHLB FRN, 0.22%, 12/1/10	25,000	25,000

0.25%, 12/1/10	240,000	239,988

0.30%, 12/1/10	60,000	60,000

0.23%, 12/9/10	50,000	49,986

0.16%, 12/12/10	45,000	44,987

0.16%, 12/31/10	60,000	59,986

0.25%, 2/7/11	65,000	64,975
		1,000,667

Federal Home Loan Mortgage Corporation – 2.1%

FHLMC Discount Note, 0.29%, 4/26/11	40,000	39,953

FHLMC FRN, 0.21%, 12/19/10	50,000	49,975

0.22%, 12/26/10	35,000	34,983

0.20%, 2/4/11	60,000	59,998
		184,909

Federal National Mortgage Association – 1.3%

FNMA Discount Notes, 0.51%, 3/28/11	45,000	44,927

0.51%, 3/29/11	30,000	29,951
FNMA FRN, 0.27%, 12/23/10	40,930	40,916
		115,794
Total U.S. Government Agencies
(Cost $1,438,339)		1,438,339

U.S. GOVERNMENT OBLIGATIONS – 4.8%

U.S. Treasury Bills - 0.5%
0.43%, 12/16/10	42,000	41,993

U.S. Treasury Notes - 4.3%

0.88%, 1/31/11	85,000	85,045

5.00%, 2/15/11	55,000	55,526

0.88%, 2/28/11	45,000	45,049

0.88%, 3/31/11	30,000	30,041

0.88%, 5/31/11	19,000	19,044

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 4.8% – continued

U.S. Treasury Notes – 4.3% – continued

4.88%, 5/31/11	$68,000	$69,495

1.00%, 8/31/11	20,000	20,098

1.00%, 10/31/11	25,000	25,162

4.63%, 10/31/11	30,000	31,195
		380,655
Total U.S. Government Obligations
(Cost $422,648)		422,648

Investments, at Amortized Cost
($7,485,332)		7,485,332

REPURCHASE AGREEMENTS – 17.5%

Joint Repurchase Agreements – 2.1% (4)

Bank of America Securities LLC, dated 11/30/10, repurchase price $40,596, (secured by collateral in the amount of $41,106) 0.19%, 12/1/10	40,596	40,596

Morgan Stanley & Co., Inc., dated 11/30/10, repurchase price $40,596, (secured by collateral in the amount of $41,106) 0.22%, 12/1/10	40,596	40,596

Societe Generale, New York Branch, dated 11/30/10, repurchase price $40,596, (secured by collateral in the amount of $41,106) 0.23%, 12/1/10	40,596	40,596

UBS Securities LLC, dated 11/30/10,repurchase price $60,895, (secured by collateral in the amount of $61,661) 0.22%, 12/1/10	60,895	60,895
		182,683

Repurchase Agreements – 15.4% (5)

Bank of America N.A., dated 11/30/10, repurchase price $215,001, (secured by collateral in the amount of $221,450) 0.25%, 12/1/10	215,000	215,000

BNP Paribas Securities Corp., dated 11/30/10, repurchase price $165,001, (secured by collateral in the amount of $169,950) 0.25%, 12/1/10	165,000	165,000

Citigroup Global Markets, Inc., dated 11/30/10, repurchase price $166,553, (secured by collateral in the amount of $171,549) 0.26%, 12/1/10	166,552	166,552

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued	NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS - 17.5% – continued

Repurchase Agreements - 15.4%(5) – continued

Deutsche Bank Securities, Inc., dated 11/30/10, repurchase price $500,003, (secured by collateral in the amount of $515,000) 0.25%, 12/1/10	$500,000	$500,000
Societe Generale, New York Branch, dated 11/30/10, repurchase price $320,002, (secured by collateral in the amount of $329,600) 0.25%, 12/1/10	320,000	320,000
		1,366,552
Total Repurchase Agreements
(Cost $1,549,235)		1,549,235

Total Investments – 102.2%

(Cost $9,034,567) (6)		9,034,567
Liabilities less Other Assets – (2.2)%		(194,749)
NET ASSETS – 100.0%		$8,839,818

(1)	Restricted security has been deemed illiquid. At November 30, 2010, the value of this restricted illiquid security amounted to approximately $38,710,000 or 0.4% of net assets. Additional information on this restricted, illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Chrysler Financial Auto Securitization, 0.57%, 10/11/11	9/24/10	$38,710

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$102,699	2.00% – 6.25%	8/15/23 – 1/15/27
U.S. Treasury Notes	$82,280	0.75% – 3.50%	8/31/11 – 5/15/20

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FNMA	$1,084,172	2.50% – 6.50%	1/1/24 – 10/1/40
FHLMC	$274,471	2.53% – 5.89%	1/1/19 – 2/1/40
GNMA	$48,906	4.00% – 6.50%	8/20/33 – 4/20/40

(6)	The cost for federal income tax purposes was $9,034,567.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments.

These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Diversified Assets Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Diversified Assets Portfolio	$—	$9,034,567 (1)(2)	$—	$9,034,567

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by Diversified Assets Portfolio are carried at amortized cost and therefore are classified as Level 2. An investment in Diversified Assets Portfolio itself would be categorized as Level 1, due to quoted market prices being available in active markets.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GOVERNMENT PORTFOLIO	NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 47.1% (1)

Federal Farm Credit Bank - 14.0%

FFCB Bonds, 5.05%, 2/1/11	$5,000	$5,040

4.88%, 2/18/11	11,350	11,461

6.00%, 3/7/11	14,865	15,090

4.80%, 4/25/11	5,000	5,091

3.88%, 8/25/11	18,325	18,809

FFCB Discount Notes, 0.28%, 12/1/10	25,000	25,000

0.28%, 12/3/10	25,000	25,000

0.28%, 12/6/10	20,000	19,999

0.28%, 12/7/10	20,000	19,999

0.20%, 3/1/11	20,000	19,990

0.21%, 4/15/11	20,000	19,984

0.18%, 4/19/11	20,000	19,986

0.30%, 4/25/11	5,000	4,994

0.28%, 5/17/11	45,000	44,942

0.28%, 5/20/11	3,450	3,445

0.30%, 6/10/11	40,000	39,936

0.22%, 8/1/11	16,000	15,976

0.27%, 8/5/11	35,000	34,935

0.19%, 8/10/11	25,000	24,962

0.28%, 8/10/11	10,000	9,985

0.25%, 8/31/11	25,000	24,953

0.25%, 11/10/11	50,000	49,881

FFCB FRN, 0.28%, 12/1/10	15,000	15,000

0.30%, 12/6/10	50,000	50,006

0.18%, 12/9/10	35,000	35,000

0.27%, 12/20/10	50,000	49,999

0.49%, 12/20/10	100,000	100,000

0.26%, 12/27/10	30,000	30,000

0.30%, 12/31/10	13,000	13,001

0.64%, 1/24/11	6,000	6,005
		758,469

Federal Home Loan Bank - 20.2%

FHLB Bonds, 0.31%, 12/9/10	20,000	20,000

3.25%, 12/10/10	34,600	34,625

4.75%, 12/10/10	17,450	17,469

0.38%, 12/14/10	25,000	25,001

0.57%, 12/29/10	23,200	23,204

4.63%, 2/18/11	40,000	40,373

2.63%, 3/11/11	45,000	45,294

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 47.1% (1) – continued

Federal Home Loan Bank - 20.2% – continued

2.88%, 3/11/11	$14,880	$14,985

1.63%, 3/16/11	6,000	6,023

0.38%, 3/18/11	10,000	10,002

0.75%, 3/18/11	3,260	3,265

0.70%, 4/18/11	10,000	10,017

0.33%, 4/25/11	3,500	3,501

0.50%, 5/19/11	5,025	5,031

0.54%, 5/24/11	5,000	5,005

0.54%, 5/27/11	4,650	4,656

0.55%, 6/1/11	3,280	3,285

0.58%, 6/3/11	20,000	19,999

0.56%, 6/7/11	6,000	6,004

0.55%, 6/10/11	15,000	15,023

0.58%, 6/10/11	4,760	4,767

3.13%, 6/10/11	40,570	41,175

5.25%, 6/10/11	15,355	15,753

5.38%, 6/10/11	10,000	10,269

3.38%, 6/24/11	5,420	5,513

0.75%, 7/8/11	5,450	5,465

0.76%, 7/19/11	14,500	14,542

1.63%, 7/27/11	51,715	52,165

5.38%, 8/19/11	34,130	35,374

3.75%, 9/9/11	7,030	7,217

3.63%, 9/16/11	13,125	13,471

5.00%, 10/13/11	14,250	14,831

0.28%, 10/25/11	40,000	40,010

FHLB Discount Notes, 0.07%, 12/1/10	192,237	192,237

0.11%, 12/3/10	91,800	91,799

0.18%, 12/22/10	40,000	39,996

FHLB FRN, 0.25%, 12/1/10	11,000	10,998

0.15%, 12/11/10	25,000	24,994

0.16%, 12/12/10	50,000	49,982

0.17%, 12/15/10	20,000	19,994

0.16%, 12/20/10	50,000	49,986

0.09%, 1/26/11	17,050	17,050

0.16%, 2/1/11	25,000	24,995
		1,095,345

Federal Home Loan Mortgage Corporation - 8.9%

FHLMC Bond, 5.63%, 3/15/11	26,726	27,130

FHLMC Discount Notes, 0.25%, 12/14/10	60,000	59,995

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

GOVERNMENT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 47.1% (1) – continued

Federal Home Loan Mortgage Corporation - 8.9% – continued

0.27%, 12/27/10	$113,310	$113,288

FHLMC FRN, 0.36%, 12/9/10	36,090	36,110

0.21%, 12/19/10	16,700	16,701

0.22%, 12/26/10	20,000	20,001

0.27%, 12/30/10	10,000	10,001

0.34%, 1/28/11	5,327	5,328

0.15%, 2/1/11	25,000	25,002

0.20%, 2/4/11	17,156	17,155

0.22%, 2/5/11	7,997	8,001

FHLMC Notes, 4.50%, 12/16/10	5,000	5,009

3.25%, 2/25/11	25,000	25,172

1.63%, 4/26/11	4,517	4,543

6.00%, 6/15/11	10,000	10,308

3.88%, 6/29/11	7,649	7,810

5.25%, 7/18/11	48,460	49,962

1.25%, 8/15/11	14,495	14,595

5.50%, 9/15/11	23,154	24,104
		480,215

Federal National Mortgage Association - 3.9%

FNMA Bonds, 5.13%, 4/15/11	20,634	21,005

FNMA Discount Notes, 0.29%, 1/18/11	20,000	19,992

0.33%, 7/1/11	20,000	19,960

0.45%, 8/1/11	16,020	15,971

FNMA Notes, 4.75%, 12/15/10	27,761	27,808

4.50%, 2/15/11	20,000	20,174

5.50%, 3/15/11	2,045	2,076

1.75%, 3/23/11	35,136	35,296

1.38%, 4/28/11	4,615	4,634

6.00%, 5/15/11	10,315	10,583

3.38%, 5/19/11	2,985	3,029

4.68%, 6/15/11	25,000	25,596

3.63%, 8/15/11	7,470	7,648
		213,772

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 47.1% (1) – continued

Tennessee Valley Authority - 0.1%

Tennessee Valley Authority Bond, 5.63%, 1/18/11	$3,500	$3,524
Total U.S. Government Agencies
(Cost $2,551,325)		2,551,325

U.S. GOVERNMENT OBLIGATIONS – 8.1%

U.S. Treasury Bills – 8.1%

0.09%, 12/2/10	100,000	100,000

0.10%, 12/2/10	30,000	30,000

0.12%, 12/2/10	100,000	100,000

0.15%, 12/16/10	40,000	39,997

0.16%, 12/16/10	5,500	5,500

0.20%, 12/23/10	20,000	19,997

0.13%, 1/6/11	100,000	99,987

0.13%, 2/24/11	40,000	39,987
		435,468
Total U.S. Government Obligations
(Cost $435,468)		435,468
Investments, at Amortized Cost
($2,986,793)		$2,986,793

REPURCHASE AGREEMENTS – 38.2%

Joint Repurchase Agreements – 2.2%(2)

Bank of America Securities LLC, dated 11/30/10, repurchase price $26,652, (secured by collateral in the amount of $26,987) 0.19%, 12/1/10	26,652	26,652

Morgan Stanley & Co., Inc., dated 11/30/10, repurchase price $26,652, (secured by collateral in the amount of $26,987) 0.22%, 12/1/10	26,652	26,652

Societe Generale, New York Branch, dated 11/30/10, repurchase price $26,652, (secured by collateral in the amount of $26,987) 0.23%, 12/1/10	26,652	26,652
UBS Securities LLC, dated 11/30/10,repurchase price $39,978, (secured by collateral in the amount of $40,480) 0.22%, 12/1/10	39,978	39,978
		119,934

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS - 38.2% – continued

Repurchase Agreements - 36.0% (3)

Barclays Capital Securities, dated 11/30/10, repurchase price $450,003, (secured by collateral in the amount of $459,000) 0.22%, 12/1/10	$450,000	450,000

BNP Paribas Securities Corp., dated 11/30/10, repurchase price $500,003, (secured by collateral in the amount of $510,001) 0.24%, 12/1/10	500,000	500,000

BNP Paribas Securities Corp., dated 11/30/10, repurchase price $80,001, (secured by collateral in the amount of $82,400) 0.25%, 12/1/10	80,000	80,000

Citigroup Global Markets, Inc., dated 11/30/10, repurchase price $147,619, (secured by collateral in the amount of $152,047) 0.26%, 12/1/10	147,618	147,618

Deutsche Bank Seurities, Inc., dated 11/30/10, repurchase price $100,001, (secured by collateral in the amount of $102,000) 0.24%, 12/1/10	100,000	100,000

Deutsche Bank Seurities, Inc., dated 11/30/10, repurchase price $79,001, (secured by collateral in the amount of $81,370) 0.25%, 12/1/10	79,000	79,000

HSBC Securities (USA), Inc., dated 11/30/10, repurchase price $190,001, (secured by collateral in the amount of $195,700) 0.24%, 12/1/10	190,000	190,000
Societe Generale, New York Branch, dated 11/30/10, repurchase price $400,003, (secured by collateral in the amount of $412,000) 0.25%, 12/1/10	400,000	400,000
		1,946,618
Total Repurchase Agreements
(Cost $2,066,552)		2,066,552
Total Investments – 93.4%

(Cost $5,053,345)(4)		5,053,345
Other Assets less Liabilities – 6.6%		358,601
NET ASSETS – 100.0%		$5,411,946

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$67,423	2.00% – 6.25%	8/15/23 – 1/15/27
U.S. Treasury Notes	$54,018	0.75% – 3.50%	8/31/11 – 5/15/20

(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FNMA	$970,512	0.00% – 6.50%	5/11/10 – 11/1/40
FHLB	$204,725	0.55% – 5.25%	5/25/11 – 8/8/33
FHLMC	$222,951	2.58% – 6.15%	11/1/32 – 5/1/40
GNMA	$35,329	3.50% – 5.50%	2/20/35 – 11/20/40
U.S. Treasury Bill	$107,581	0.10%	12/23/10
U.S. Treasury Notes	$453,420	3.13% – 3.38%	5/15/19 – 11/15/19

(4)	The cost for federal income tax purposes was $5,053,345.

Percentages shown are based on net assets.

Various inputs are used in determining the value of the Portfolio’s investments.

These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market particpiants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Government Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by
Government Portfolio	$–	$5,053,345 (1)	$–	$5,053,345

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

GOVERNMENT SELECT PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 7 7.3% (1)

Federal Farm Credit Bank - 26.0%

FFCB Bonds, 3.75%, 12/6/10	$35,195	$35,212

0.45%, 1/4/11	15,000	15,001

2.88%, 2/14/11	4,000	4,022

4.88%, 2/18/11	20,000	20,202

3.00%, 3/3/11	10,000	10,072

5.38%, 7/18/11	10,000	10,317

3.88%, 8/25/11	7,460	7,657

3.13%, 9/23/11	16,235	16,609

3.50%, 10/3/11	1,900	1,951

FFCB Discount Notes, 0.07%, 12/1/10	75,000	75,000

0.16%, 12/2/10	30,000	30,000

0.30%, 12/2/10	10,000	10,000

0.13%, 12/9/10	20,000	19,999

0.12%, 12/10/10	100,000	99,997

0.13%, 12/14/10	40,000	39,998

0.27%, 12/14/10	15,000	14,999

0.14%, 12/16/10	75,000	74,996

0.36%, 12/21/10	20,000	19,996

0.15%, 12/22/10	75,000	74,993

0.21%, 12/29/10	10,000	9,998

0.21%, 12/30/10	15,000	14,998

0.26%, 12/30/10	15,000	14,997

0.24%, 1/13/11	20,000	19,994

0.12%, 1/14/11	15,000	14,998

0.24%, 1/14/11	20,000	19,995

0.23%, 1/24/11	5,000	4,998

0.23%, 1/25/11	20,000	19,992

0.26%, 1/25/11	50,000	49,981

0.21%, 1/26/11	25,000	24,992

0.21%, 1/27/11	25,000	24,992

0.22%, 1/27/11	20,000	19,993

0.21%, 1/31/11	25,000	24,991

0.23%, 2/3/11	40,000	39,984

0.23%, 2/16/11	25,000	24,988

0.22%, 2/17/11	20,000	19,990

0.23%, 2/17/11	25,000	24,988

0.24%, 2/18/11	20,000	19,990

0.23%, 2/22/11	10,000	9,995

0.30%, 3/3/11	10,000	9,992

0.25%, 3/4/11	40,000	39,974

0.23%, 3/14/11	20,000	19,987

0.23%, 3/15/11	20,000	19,987

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 7 7.3% (1) – continued

Federal Farm Credit Bank – 26.0% – continued

0.22%, 3/16/11	$20,000	$19,986

0.25%, 3/16/11	40,000	39,972

0.30%, 3/21/11	75,000	74,931

0.25%, 3/30/11	40,000	39,966

0.26%, 3/30/11	40,000	39,966

0.20%, 3/31/11	60,000	59,960

0.21%, 4/1/11	20,000	19,986

0.21%, 4/5/11	25,000	24,982

0.32%, 4/6/11	50,000	49,944

0.19%, 4/13/11	25,000	24,982

0.20%, 4/13/11	50,000	49,964

0.19%, 4/14/11	25,000	24,982

0.20%, 4/15/11	15,000	14,989

0.28%, 4/18/11	40,000	39,957

0.18%, 4/19/11	20,000	19,986

0.22%, 5/2/11	35,000	34,968

0.30%, 5/4/11	40,000	39,949

0.19%, 5/5/11	20,000	19,984

0.28%, 5/16/11	50,000	49,935

0.28%, 5/20/11	20,000	19,973

0.19%, 5/23/11	14,000	13,987

0.18%, 5/27/11	50,000	49,956

0.22%, 5/31/11	20,000	19,977

0.24%, 5/31/11	35,000	34,959

0.30%, 6/10/11	45,000	44,928

0.18%, 6/22/11	50,000	49,949

0.22%, 6/24/11	20,000	19,975

0.21%, 6/27/11	40,000	39,951

0.42%, 7/14/11	10,000	9,974

0.23%, 7/27/11	20,000	19,970

0.22%, 8/1/11	16,000	15,976

0.23%, 8/10/11	60,000	59,898

0.28%, 8/10/11	20,000	19,966

0.25%, 8/31/11	35,000	34,934

0.27%, 9/23/11	35,000	34,922

0.28%, 10/5/11	10,000	9,976

0.24%, 11/2/11	35,000	34,922

0.23%, 11/4/11	35,000	34,924

FFCB FRN, 0.25%, 12/1/10	79,000	79,000

0.30%, 12/1/10	100,000	99,991

0.32%, 12/1/10	17,300	17,304

0.75%, 12/1/10	75,000	75,000

0.15%, 12/7/10	85,000	85,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 7 7.3% (1) – continued

Federal Farm Credit Bank - 26.0% – continued

0.18%, 12/9/10	$65,000	$65,000

0.60%, 12/9/10	11,435	11,436

0.19%, 12/14/10	50,000	49,998

0.16%, 12/15/10	15,000	14,994

0.15%, 12/17/10	40,000	40,000

0.27%, 12/20/10	75,000	74,999

0.49%, 12/20/10	229,000	229,000

0.21%, 12/21/10	10,000	10,000

0.17%, 12/24/10	75,000	75,001

0.26%, 12/27/10	50,000	49,999
		3,311,043

Federal Home Loan Bank - 51.1%

FHLB Bonds, 0.85%, 12/3/10	19,750	19,751

0.31%, 12/9/10	40,000	40,002

0.33%, 12/10/10	40,000	40,001

3.00%, 12/10/10	5,130	5,133

3.25%, 12/10/10	75,000	75,055

3.50%, 12/10/10	17,480	17,494

4.75%, 12/10/10	31,615	31,649

0.38%, 12/14/10	40,000	40,001

0.38%, 12/17/10	22,000	22,002

3.63%, 12/17/10	41,940	42,002

0.25%, 12/21/10	13,740	13,740

0.25%, 12/28/10	54,525	54,527

0.57%, 12/29/10	10,000	10,002

0.26%, 1/13/11	78,075	78,075

0.88%, 1/20/11	8,005	8,012

1.63%, 1/21/11	9,400	9,419

0.50%, 1/28/11	12,200	12,200

2.63%, 3/11/11	6,660	6,704

2.88%, 3/11/11	15,025	15,136

3.25%, 3/11/11	2,185	2,203

1.63%, 3/16/11	18,180	18,256

0.75%, 3/18/11	20,000	20,026

0.75%, 3/25/11	7,000	7,012

0.35%, 4/1/11	10,000	10,000

0.70%, 4/18/11	16,830	16,861

0.35%, 4/25/11	25,500	25,502

0.20%, 4/29/11	40,000	40,000

5.00%, 5/13/11	3,300	3,371

1.38%, 5/16/11	9,500	9,551

0.55%, 6/1/11	25,000	25,036

0.58%, 6/3/11	75,000	74,995

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 7 7.3% (1) – continued

Federal Home Loan Bank - 51.1% continued

3.13%, 6/10/11	$17,500	$17,762

5.25%, 6/10/11	11,570	11,869

3.38%, 6/24/11	10,610	10,797

0.50%, 6/27/11	64,425	64,525

0.50%, 6/30/11	11,000	11,017

3.63%, 7/1/11	29,700	30,256

0.75%, 7/8/11	45,000	45,149

0.76%, 7/19/11	15,500	15,548

1.63%, 7/27/11	25,000	25,221

5.75%, 8/15/11	4,460	4,632

5.38%, 8/19/11	53,330	55,283

3.75%, 9/9/11	2,000	2,054

3.63%, 9/16/11	45,000	46,193

0.26%, 9/30/11	25,000	25,004

0.33%, 9/30/11	20,000	20,011

0.33%, 10/7/11	30,000	30,004

5.00%, 10/13/11	15,000	15,615

0.28%, 10/25/11	65,000	65,016

0.30%, 10/27/11	25,000	25,008

FHLB Callable Bond, 0.40%, 12/28/10	5,500	5,501

FHLB Discount Notes, 0.07%, 12/1/10	1,392,606	1,392,606

0.08%, 12/1/10	100,000	100,000

0.09%, 12/1/10	521,820	521,820

0.16%, 12/1/10	474,314	474,314

0.08%, 12/3/10	265,000	264,998

0.11%, 12/3/10	175,000	174,999

0.16%, 12/3/10	85,100	85,099

0.12%, 12/6/10	100,000	99,998

0.09%, 12/7/10	47,724	47,723

0.10%, 12/7/10	41,274	41,273

0.11%, 12/8/10	75,000	74,998

0.16%, 12/10/10	20,000	19,999

0.28%, 12/10/10	30,000	29,998

0.20%, 12/13/10	8,500	8,500

0.15%, 12/15/10	202,000	201,987

0.16%, 12/15/10	18,900	18,899

0.17%, 12/15/10	10,607	10,606

0.18%, 12/15/10	124,000	123,992

0.13%, 12/17/10	85,000	84,994

0.15%, 12/17/10	148,454	148,444

0.17%, 12/17/10	30,546	30,544

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

GOVERNMENT SELECT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 7 7.3% (1) – continued

Federal Home Loan Bank - 51.1% – continued

0.17%, 12/20/10	$17,500	$17,498

0.16%, 12/22/10	52,490	52,485

0.18%, 12/22/10	76,000	75,992

0.16%, 12/27/10	137,000	136,982

0.17%, 12/27/10	77,375	77,365

0.18%, 12/27/10	149,815	149,795

0.27%, 12/27/10	30,000	29,996

0.15%, 1/19/11	7,241	7,240

0.15%, 1/21/11	5,300	5,299

0.18%, 2/2/11	15,000	14,995

0.17%, 2/24/11	6,150	6,148

0.22%, 3/18/11	4,000	3,997

0.20%, 3/23/11	3,250	3,248

0.28%, 4/27/11	5,000	4,994

0.25%, 5/27/11	10,000	9,988

0.24%, 6/6/11	8,700	8,689

0.25%, 7/15/11	10,000	9,984

FHLB FRN, 0.16%, 12/1/10	12,500	12,500

0.25%, 12/1/10	16,900	16,898

0.33%, 12/1/10	10,000	10,004

0.38%, 12/1/10	15,000	15,008

0.14%, 12/6/10	10,000	10,000

0.15%, 12/11/10	195,000	194,966

0.16%, 12/12/10	108,000	107,962

0.17%, 12/15/10	5,000	4,998

0.20%, 12/15/10	50,000	49,990

0.33%, 12/26/10	50,000	49,980

0.24%, 1/15/11	5,000	5,000

0.16%, 2/1/11	125,000	124,973
		6,492,948

Tennessee Valley Authority - 0.2%

Tennessee Valley Authority Bond, 5.63%, 1/18/11	25,000	25,172
Total U.S. Government Agencies
(Cost $9,829,163)		9,829,163

U.S. GOVERNMENT OBLIGATIONS - 28.9%

U.S. Treasury Bills - 24.4%

0.06%, 12/2/10	75,000	75,000

0.08%, 12/2/10	200,000	199,999

0.09%, 12/2/10	550,000	549,999

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS - 28.9% – continued

U.S. Treasury Bills - 24.4% – continued

0.10%, 12/2/10	$300,000	$300,000

0.12%, 12/2/10	200,000	199,999

0.15%, 12/2/10	100,000	100,000

0.08%, 12/9/10	400,000	399,991

0.10%, 12/9/10	225,000	224,995

0.13%, 12/9/10	75,000	74,998

0.14%, 12/16/10	6,000	6,000

0.17%, 12/16/10	18,000	17,999

0.12%, 12/23/10	75,000	74,993

0.15%, 12/23/10	100,000	99,991

0.11%, 1/6/11	75,000	74,990

0.13%, 1/6/11	400,000	399,948

0.19%, 1/20/11	75,000	74,980

0.19%, 2/3/11	30,000	29,990

0.18%, 2/24/11	20,000	19,992

0.17%, 3/3/11	175,000	174,925
		3,098,789

U.S. Treasury Notes - 4.5%

4.38%, 12/15/10	125,000	125,192

0.88%, 12/31/10	102,000	102,059

0.88%, 1/31/11	18,000	18,020

0.88%, 2/28/11	20,000	20,032

4.50%, 2/28/11	55,000	55,581

0.88%, 3/31/11	65,000	65,145

0.88%, 4/30/11	35,000	35,093

4.88%, 7/31/11	50,000	51,525

4.63%, 8/31/11	100,000	103,216
		575,863
Total U.S. Government Obligations
(Cost $3,674,652)		3,674,652
Investments, at Amortized Cost
($13,503,815)		13,503,815
Total Investments - 106.2%
(Cost $13,503,815)(2)		13,503,815
Liabilities less Other Assets - (6.2)%		(783,468)
NET ASSETS - 100.0%		$12,720,347

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	The cost for federal income tax purposes was $13,503,815.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Government Select Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Government Select Portfolio	$–	$13,503,815(1)	$–	$13,503,815

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TREASURY PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 26.3%

U.S. Treasury Bills - 6.3%

0.40%, 12/16/10	$45,000	$44,992

0.41%, 12/16/10	55,000	54,991

0.45%, 12/16/10	18,000	17,997

0.21%, 1/6/11	100,000	99,979

0.32%, 2/10/11	44,895	44,866

0.38%, 3/10/11	50,000	49,949
		312,774

U.S. Treasury Notes - 20.0%

4.50%, 2/28/11	70,000	70,718

4.63%, 8/31/11	45,000	46,449

0.88%, 1/31/11	82,950	83,048

5.00%, 2/15/11	5,000	5,048

0.88%, 2/28/11	155,000	155,207

4.75%, 3/31/11	40,000	40,564

1.13%, 6/30/11	25,000	25,111

5.13%, 6/30/11	25,000	25,677

1.00%, 9/30/11	142,000	142,880

1.00%, 10/31/11	175,000	176,175

0.75%, 11/30/11	140,000	140,648

1.13%, 12/15/11	85,000	85,721
		997,246
Total U.S. Government Obligations
(Cost $1,310,020)		1,310,020

Investments, at Amortized Cost
($1,310,020)		1,310,020

REPURCHASE AGREEMENTS - 73.6%

Joint Repurchase Agreements - 0.8%(1)

Bank of America Securities LLC, dated 11/30/10, repurchase price $8,695, (secured by collateral in the amount of $8,804) 0.19%, 12/1/10	8,695	8,695

Morgan Stanley & Co., Inc., dated 11/30/10, repurchase price $8,695, (secured by collateral in the amount of $8,804) 0.22%, 12/1/10	8,695	8,695

Societe Generale, New York Branch, dated 11/30/10, repurchase price $8,695, (secured by collateral in the amount of $8,804) 0.23%, 12/1/10	8,695	8,695

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS - 73.6% – continued

Joint Repurchase Agreements - 0.8%(1) – continued
UBS Securities LLC, dated 11/30/10, repurchase price $13,042, (secured by collateral in the amount of $13,206) 0.22%, 12/1/10	$13,042	$13,042
		39,127

Repurchase Agreements – 72.8%(2)

Barclays Capital Securities, dated 11/30/10, repurchase price $1,100,007, (secured by collateral in the amount of $1,122,000) 0.23%, 12/1/10	1,100,000	1,100,000

BNP Paribas Securities Corp., dated 11/30/10, repurchase price $802,005, (secured by collateral in the amount of $818,040) 0.23%, 12/1/10	802,000	802,000

Citigroup Global Markets, Inc., dated 11/30/10, repurchase price $452,003, (secured by collateral in the amount of $461,040) 0.25%, 12/1/10	452,000	452,000

Credit Suisse Securities (USA), Inc., dated 11/30/10, repurchase price $172,001, (secured by collateral in the amount of $175,441) 0.23%, 12/1/10	172,000	172,000

HSBC Securities (USA), Inc., dated 11/30/10, repurchase price $300,002, (secured by collateral in the amount of $306,003) 0.23%, 12/1/10	300,000	300,000

Merrill Lynch, Inc., dated 11/30/10, repurchase price $162,583, (secured by collateral in the amount of $165,834) 0.23%, 12/1/10	162,582	162,582

RBS Securities, Inc., dated 11/30/10, repurchase price $430,003, (secured by collateral in the amount of $438,600) 0.24%, 12/1/10	430,000	430,000
Societe Generale, New York Branch, dated 11/30/10, repurchase price $200,001, (secured by collateral in the amount of $204,000) 0.23%, 12/1/10	200,000	200,000
		3,618,582
Total Repurchase Agreements
(Cost $3,657,709)		3,657,709

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

Total Investments – 99.9%
(Cost $4,967,729)(3)	4,967,729
Other Assets less Liabilities – 0.1%	2,881
NET ASSETS – 100.0%	$4,970,610

(1)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$21,996	2.00% – 6.25%	8/15/23 – 1/15/27
U.S. Treasury Notes	$17,622	0.75% – 3.50%	8/31/11 – 5/15/20

(2)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$541,298	4.38% – 7.50%	11/15/16 – 2/15/38
U.S. Treasury Notes	$3,149,660	0.38% – 4.50%	5/31/11 – 12/31/16

(3)	The cost for federal income tax purposes was $4,967,729.

Percentages	shown are based on net assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market particpiants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Treasury Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Investments held by Treasury Portfolio	$–	$4,967,729	(1)	$–	$4,967,729

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6%

Alabama - 2.3%

Hoover Multifamily Housing Revenue Refunding VRDB, Series 2004, Royal Oaks Apartment Project (FHLMC Insured), 0.30%, 12/8/10	$5,200	$5,200

Taylor-Ryan Improvement District No. 2 VRDB, Series 2005, Alabama Special Assessment (Wachovia Bank N.A. LOC), 0.30%, 12/8/10	14,800	14,800
West Jefferson IDB PCR Refunding Bonds, Series 1998, Alabama Power Co. Project, 0.30%, 12/8/10	10,000	10,000
		30,000

Arizona – 0.8%

Arizona Health Facilities Authority Revenue VRDB, Series 2002, Royal Oaks Project (Bank of America N.A. LOC), 0.28%, 12/8/10	5,485	5,485

Arizona Health Facilities Authority Revenue Bonds, Series 2003B-1, The Terraces Project (Banco Santander S.A. LOC), 0.30%, 12/8/10	2,040	2,040
Salt River Project Agricultural Improvement and Power District Electric Systems Revenue Bonds, Series 2006-14, CitiGroup Eagle, 0.30%, 12/8/10 (1)	2,300	2,300
		9,825

California - 7.1%

ABAG Financial Authority for Nonprofit Corp. Revenue VRDB, Series 2009-D, Sharp Healthcare (Citibank N.A. LOC), 0.28%,12/8/10	10,000	10,000

California State G.O. VRDB, Series C-4 (Citibank N.A. LOC), 0.28%, 12/8/10	10,000	10,000

California State VRDB, Series A, Subseries A (Bank of America N.A. LOC), 0.28%, 12/8/10	15,000	15,000

California Statewide Communities Development Authority Revenue VRDB, Series 2006, Livermore Valley Arts Center Trust Project (Bank of New York Mellon Corp. LOC), 0.26%, 12/8/10	5,000	5,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

California - 7.1% continued

California Statewide Communities Development Authority Revenue VRDB, Series 2007-B, Front Porch Communities (Banco Santander S.A. LOC), 0.29%, 12/8/10	$900	$900

East Bay Municipal Utilities District Water Systems Revenue Refunding VRDB, Series 2010A-2, 0.30%, 12/8/10	4,925	4,925

Los Angeles City G.O. TRANS, 2.00%, 4/21/11	5,000	5,027

Los Angeles Department of Water and Power Revenue VRDB, Subseries 2002 A-2, Power Systems 0.29%, 12/8/10	5,000	5,000
Orange County Housing Authority Apartment Development Revenue Refunding VRDB, Series 1998 I, Oasis Martinique (FNMA Gtd.), 0.29%, 12/8/10	34,600	34,600
		90,452

Colorado - 1.8%

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Concordia University Irvine Project (U.S. Bank N.A. LOC), 0.36%, 12/1/10	1,480	1,480

Colorado Educational and Cultural Facilities Authority Revenue VRDB, Series 2008, Foundations Academy Project (U.S. Bank N.A. LOC), 0.28%, 12/8/10	4,655	4,655

Colorado Health Facilities Authority Revenue Refunding VRDB, Covenant Retirement (Bank of America N.A. LOC), 0.28%, 12/8/10	4,855	4,855

Colorado Health Facilities Authority Revenue VRDB, Series 2006-A, Senior Living Facilities Eaton Terrace (U.S. Bank N.A. LOC), 0.28%, 12/8/10	2,155	2,155

Denver City and County Multifamily Housing Revenue Bonds, Series 1985, Ogden Residences Project (Credit Agricole LOC), 0.35%, 12/1/10	1,700	1,700

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

Colorado - 1.8% continued

Mid-cities Metropolitan District No. 1 Revenue Refunding VRDB, Series B (BNP Paribas LOC), 0.30%, 12/8/10	$4,000	$4,000

Traer Creek Metropolitan District Revenue VRDB, Series 2004 (BNP Paribas LOC), 0.55%, 12/8/10	200	200
Westminster EDA Tax Increment Revenue Refunding VRDB, Series 2009, Mandalay Gardens (U.S. Bank N.A. LOC), 0.30%, 12/8/10	4,100	4,100
		23,145

Connecticut – 2.1%

Connecticut State G.O. BANS, Series 2010-A 2.00%, 5/19/11	13,885	13,984

Connecticut State Health and Education Facilities Authority Revenue VRDB, Series 1997 T-2, Yale University 0.23%, 12/8/10	8,200	8,200

Connecticut State Health and Educational Facilities Authority Revenue VRDB, Series 2008-A, Pierce Memorial Baptist Home (Bank of America N.A. LOC), 0.28%, 12/8/10	2,000	2,000
Connecticut State Health and Educational Facilities Authority Revenue VRDB, Series 2008-E, Kent School (Bank of America N.A. LOC), 0.35%, 12/8/10	2,800	2,800
		26,984

District of Columbia – 2.0%

District of Columbia G.O. TRANS, 2.00%, 9/30/11	11,000	11,147

District of Columbia Revenue VRDB, Series 2001, Henry J. Kaiser Foundation, 0.26%, 12/8/10	1,200	1,200

District of Columbia Revenue VRDB, Series 2008, American Legacy Foundation, 0.29%, 12/8/10	6,000	6,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

District of Columbia - 2.0% continued
District of Columbia Water and Sewer Authority Public Utility Revenue Bonds, Citicorp Eagle Trust 8121A (AGM Corp. Insured), 0.30%, 12/8/10 (1)	$7,000	$7,000
		25,347

Florida – 7.8%

Brevard County Health Facilities Authority Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Groep N.V. LOC), 0.30%, 12/8/10	6,400	6,400

Citizens Property Insurance Corp., Series 2010 A-2, High Risk Senior Secured Notes, 2.00%, 4/21/11	12,000	12,033

Florida Housing Finance Agency Revenue VRDB, Series 1988-B, Multifamily Housing Lakeside (FNMA Insured), 0.28%, 12/8/10	4,675	4,675

Highlands County Health Facilities Authority Revenue VRDB, Series 2009-A (Adventist Health/Sunbelt LOC), 0.27%, 12/8/10	15,190	15,190

Jacksonville Health Facilities Authority Hospital Revenue VRDB, Series 2008-B, Baptist Medical (Branch Banking and Trust Corp. LOC), 0.29%, 12/8/10	14,155	14,155

Lee County IDA Health Care Facilities Revenue VRDB, Series 1999B, Shell Point Village Project (Bank of America N.A. LOC), 0.28%, 12/8/10	2,035	2,035

Lee County IDA Health Care Facilities Revenue VRDB, Series 2002, Shell Point Village Projects (Bank of America N.A. LOC), 0.28%, 12/8/10	4,820	4,820

Orange County School Board COPS VRDB, Series 2008-B (AGM Corp. Insured), 0.30%, 12/8/10	10,700	10,700

Orlando Utilities Commission System Revenue VRDB, Series 2008, 0.45%, 12/8/10	10,000	10,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

Florida - 7.8% – continued

Pembroke Pines Charter School Revenue VRDB, Series 2008 (AGM Corp. Insured), 0.29%, 12/8/10	$10,000	$10,000
Volusia County IDA Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Groep N.V. LOC), 0.30%, 12/8/10	9,200	9,200
		99,208

Georgia – 3.7%

Fulton County Development Authority Revenue VRDB, Series 1999, Alfred and Adele Davis (Branch Banking and Trust Corp. LOC), 0.30%, 12/8/10	11,245	11,245

Fulton County Residential Care Facilities for the Elderly Authority Revenue VRDB, Series C, First Mortgage Lenbrook Project (Bank of Scotland PLC LOC), 0.37%, 12/8/10	200	200

Macon Bibb County Industrial Authority Reform and Improvement Refunding VRDB, Series 2009, Bass-Sofkee 0.33%, 12/8/10	10,900	10,900

Municipal Electric Authority VRDB, Series B, Project 1 (Dexia Credit Local LOC), 0.32%, 12/8/10	12,300	12,300

Municipal Gas Authority Revenue Refunding Bonds, 2.00%, 11/16/11	2,000	2,026
Smyrna Multifamily Housing Authority Revenue Bonds, Series 1997, F & M Villages Project (FNMA Gtd.), 0.27%, 12/8/10	10,020	10,020
		46,691

Illinois – 11.8%

Chicago G.O. Refunding VRDB, Series 2005D (AGM Corp. Insured), 0.34%, 12/8/10	7,000	7,000

Chicago G.O. VRDB, Series 21-B-3, Neighborhoods Alive (Bank of America N.A. LOC), 0.31%, 12/1/10	8,200	8,200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

Illinois - 11.8% – continued

City of Springfield Community Improvement Revenue VRDB, Series 2007A, Abraham Lincoln (Harris Bankcorp, Inc. LOC), 0.31%, 12/8/10	$4,250	$4,250

Du Page County Revenue VRDB, Benedictine University Building Project (National City Bank LOC), 0.27%, 12/8/10	6,820	6,820

Illinois Educational Facilities Authority Revenue Bonds, Illinois Institute of Technology Student Housing (Harris Bankcorp, Inc. LOC), 0.31%, 12/8/10	7,900	7,900

Illinois Educational Facilities Authority Revenue Bonds, The Adler Planetarium (FHLB of Boston LOC), 0.26%, 12/8/10	12,550	12,550

Illinois Educational Facilities Authority Revenue VRDB, Series B, University of Chicago 0.46%, 5/4/11	7,000	7,000

Illinois Finance Authority Revenue Bonds, Northwestern University 0.32%, 3/1/11	8,850	8,850

Illinois Finance Authority Revenue VRDB, Series 2005-C, Landing at Plymouth Place (Bank of America N.A. LOC), 0.28%, 12/8/10	2,140	2,140

Illinois Finance Authority Revenue VRDB, Series 2008, Marwen Foundation Project (Bank of New York Mellon Corp. LOC), 0.56%, 12/8/10	5,080	5,080

Illinois Finance Authority RevenueVRDB, Series D, The Clare At Water Tower Project (Bank of America N.A. LOC), 0.32%, 12/8/10	40,000	40,000

Illinois Finance Authority Revenue VRDB, University of Chicago Medical Center (Wells Fargo Bank N.A. LOC), 0.26%, 12/1/10	6,600	6,600

Illinois International Port District Revenue Refunding VRDB, Series 2003 (Bank of America N.A. LOC), 0.65%, 12/8/10	3,000	3,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

Illinois - 11.8% – continued

Illinois State Toll Highway Authority Revenue Refunding VRDB, Series 2008 A-2, Senior Priority 0.33%, 12/8/10	$7,500	$7,500

Illinois State Toll Highway Authority Revenue VRDB, Series A-1, Senior Priority 0.38%, 12/8/10	2,300	2,300

Kane County Revenue Bonds, Series 1993, Glenwood School for Boys (Harris Bankcorp, Inc. LOC), 0.30%, 12/8/10	5,000	5,000

Morton Grove Cultural Facility Revenue VRDB, Series 2006, Holocaust Museum and Education (Bank of America N.A. LOC), 0.31%, 12/8/10	9,500	9,500

Peoria IDR Bonds, Peoria Production Shop Project (JPMorgan Chase Bank N.A. LOC), 0.50%, 12/8/10	450	450
Will County Revenue VRDB, Series 2004, Joliet Catholic Academy Project (Harris Bankcorp, Inc. LOC), 0.31%, 12/8/10	6,250	6,250
		150,390

Indiana – 1.9%

Indiana Finance Authority Hospital Revenue VRDB, Series 2008, Community Foundation of Northwest Indiana (Harris Bankcorp, Inc. LOC), 0.27%, 12/8/10	6,600	6,600

Indiana Health Facility Financing Authority Revenue VRDB, Series 2001, Franciscan Eldercare Project (Bank of America N.A. LOC), 0.32%, 12/8/10	16,045	16,045
Indiana Health Facility Financing Authority Revenue VRDB, Series 2000, Senior Living Greencroft Obligation Project (Bank of America N.A. LOC), 0.28%, 12/8/10	1,111	1,111
		23,756

Iowa – 1.1%

Iowa Financial Authority Health Care Facilities Revenue VRDB, St. Luke’s Health Foundation of Sioux City Project (General Electric Capital Corp. LOC), 0.29%, 12/8/10	3,100	3,100

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

Iowa - 1.1% – continued

Iowa Financial Authority Retirement Community Revenue VRDB, Series 2003B, Wesley Retirement Services (Wells Fargo Bank N.A. LOC), 0.28%, 12/8/10	$8,000	$8,000
Iowa Higher Education Loan Authority Revenue Bonds, Series 2002, Luther College Project (U.S. Bank N.A. LOC), 0.27%, 12/8/10	2,725	2,725
		13,825

Kentucky – 1.2%

Boone County PCR Refunding VRDB, Duke Energy (Wells Fargo Bank N.A. LOC), 0.29%, 12/8/10	6,000	6,000

Fort Mitchell League of Cities Revenue VRDB, Series 2002A, Trust Lease Program (U.S. Bank N.A. LOC), 0.30%, 12/8/10	1,850	1,850

Kentucky Economic Development Financial Authority Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Groep N.V. LOC), 0.30%, 12/8/10	4,015	4,015

Kentucky Rural Water Financial Corp. Public Project Revenue Bonds, Series 2009 B-2, Construction Notes 1.25%, 1/1/11	3,000	3,001
Morehead League of Cities Revenue VRDB, Series 2004A, Trust Lease Program (U.S. Bank N.A. LOC), 0.30%, 12/8/10	415	415
		15,281

Louisiana – 1.7%
Louisiana Public Facilities Authority Revenue VRDB, Tiger Athletic (FHLB of Atlanta LOC), 0.29%, 12/8/10	21,300	21,300

Maryland – 3.6%

County of Baltimore Multifamily Revenue Refunding VRDB, Series 2004, Housing Lincoln Woods Apartments (FNMA Insured), 0.30%, 12/8/10	8,194	8,194

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

Maryland - 3.6% – continued

Maryland State Community Development Administration Department of Housing and Community Development VRDB, Series 2008-F, Non-AMT Non-Ace Multifamily (FHLMC Insured), 0.28%, 12/8/10	$3,100	$3,100

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Adventist Healthcare (Manufacturers and Traders Trust Corp. LOC), 0.28%, 12/8/10	8,380	8,380

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2005A, Adventist Healthcare (Bank of America N.A. LOC), 0.28%, 12/8/10	11,400	11,400

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008, Frederick Memorial Hospital (Branch Banking & Trust Corp. LOC), 0.29%, 12/8/10	8,000	8,000
Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008-E, University of Maryland Medical Systems (Bank of Montreal LOC), 0.29%, 12/8/10	7,500	7,500
		46,574

Massachusetts – 3.6%

Commonwealth of Massachusetts (Bank of Nova Scotia LOC), 0.28%, 12/2/10	25,000	25,000

Massachusetts State Development Finance Agency Revenue VRDB, Series 2005, ISO New England, Inc. (TD Banknorth, Inc. LOC), 0.26%, 12/8/10	2,200	2,200

Massachusetts State Development Financial Agency Revenue VRDB, Series 2007, Seashore Point-Deaconess, Inc. (Banco Santander S.A. LOC), 0.28%, 12/8/10	800	800

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

Massachusetts - 3.6% – continued
Massachusetts State Development Financial Agency Revenue VRDB, Series 2007-B, Linden Ponds, Inc. (Banco Santander S.A. LOC), 0.28%, 12/8/10	$17,935	$17,935
		45,935

Michigan – 1.7%

Ann Arbor Michigan Economic Development Corp. Limited Obligations Revenue Refunding Bonds, Series B, Glacier Hills Project (JPMorgan Chase Bank N.A. LOC), 0.28%, 12/8/10	360	360

City of Detroit Sewage Disposal Revenue, Citi ROCS RR II R-11841 (AGM Corp. Insured), 0.32%, 12/8/10 (1)	5,450	5,450

Michigan Finance Authority, Series D-1, State Aid Notes, 2.00%, 8/19/11	3,000	3,026

Michigan Finance Authority, Series D-3, State Aid Notes, (Bank of Nova Scotia LOC), 2.00%, 8/22/11	5,000	5,058
State of Michigan G.O. Bonds, Series 2010-A 2.00%, 9/30/11	8,000	8,104
		21,998

Minnesota – 1.1%

Mankato Minnesota Multifamily Revenue VRDB, Series 1997, Housing Highland Hills Project (Bank of America N.A. LOC), 0.30%, 12/1/10	2,200	2,200
University of Minnesota VRDB, Series 1999-A 0.31%, 12/8/10	11,500	11,500
		13,700

Mississippi – 1.4%

Business Financing Corp. of Mississippi Gulf Opportunity Zone VRDB, Series 2007-D, Chevron USA, Inc. Project (Chevron Corp.), 0.27%, 12/1/10	5,500	5,500

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

Mississippi - 1.4% – continued

Jackson County Mississippi G.O. Refunding VRDB, Water System (Chevron Corp.), 0.35%, 2/1/11	$4,940	$4,940
Mississippi Hospital Equipment and Facilities Authority Revenue VRDN, North Mississippi Health, 0.25%, 12/8/10	7,400	7,400
		17,840

Missouri – 1.7%

Kansas City IDA Multifamily Housing Revenue Refunding VRDB, Coach House South Apartments Project (FHLMC LOC), 0.30%, 12/8/10	7,800	7,800

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2002, Rockhurst University (Bank ofAmerica N.A. LOC), 0.31%, 12/1/10	4,740	4,740

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2003, Southwest Baptist UniversityProject (Bank of America N.A. LOC), 0.31%, 12/1/10	4,150	4,150
Missouri State Public Utilities Community Revenue Interim Construction Notes, 2.00%, 8/1/11	5,000	5,041
		21,731

Nevada – 0.2%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson-Tahoe Hospital Project (U.S. Bank N.A. LOC), 0.27%, 12/8/10	2,700	2,700
Las Vegas Valley Water District, Series 2006-C, Water Improvement, 0.33%, 12/1/10	485	485
		3,185

New Hampshire – 1.1%

New Hampshire Health and Education Facilities Authority Revenue VRDB, Series 2004B, Kendal At Hanover (FHLB of Boston LOC), 0.28%, 12/8/10	2,275	2,275

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

New Hampshire - 1.1% – continued

New Hampshire Health and Education Facilities Authority Revenue VRDB, Series 2006, Tilton School (Banco Santander S.A. LOC), 0.42%, 12/8/10	$3,400	$3,400
New Hampshire Health and Education Facilities Authority Revenue VRDB, Series 2008, Riverwoods Exeter (Bank of America N.A. LOC), 0.28%, 12/8/10	7,865	7,865
		13,540

New Jersey – 0.4%

New Jersey EDA Revenue VRDB, Presbyterian Homes Assistance (TD Banknorth, Inc. LOC), 0.25%, 12/8/10	900	900

New Jersey EDA Revenue VRDB, Series 2008-B, Cranes Mill Project (TD Banknorth, Inc. LOC), 0.27%, 12/8/10	1,005	1,005
New Jersey Health Care Facilities Financing Authority Revenue VRDB, Series 2002, RWJ Health Care Corp. (The Toronto-Dominion Bank LOC), 0.25%, 12/8/10	3,000	3,000
		4,905

New York – 7.4%

Metropolitan Transit Authority Revenue BANS, Series 1-A (Royal Bank of Scotland N.V. LOC), 0.30%, 12/1/10	25,000	25,000

Metropolitan Transportation Authority Dedicated Tax Fund Refunding VRDB, Series 2008A 0.31%, 12/8/10	15,000	15,000

Metropolitan Transportation Authority RBANS, Series 1-A (Royal Bank of Scotland N.V. LOC), 2.00%, 12/31/10	10,000	10,013

New York City Municipal Water Financial Authority and Sewer Systems 2nd General Resolution, Series 2006 AA-3 0.37%, 12/8/10	4,750	4,750

New York Liberty Development Corp. Revenue VRDB, World Trade Center (U.S. Treasury Escrowed), 0.32%, 12/5/10	25,000	25,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

New York - 7.4% – continued

New York Urban Development Corp. Revenue VRDB, Series A3A, Various State Facilities, 0.34%, 12/8/10	$8,300	$8,300
Ulster County Industrial Development Agency Civic Facility Revenue VRDB, Series 2007-C, Kingston Regional Senior Living (Banco Santander S.A. LOC), 0.28%, 12/8/10	6,190	6,190
		94,253

North Carolina – 4.3%

Mecklenburg County COPS VRDB, Series 2006, 0.30%, 12/8/10	14,850	14,850

North Carolina Medical Care Community Health Care Facilities Revenue Refunding VRDB, Series 2002, 1st Mortgage Southminster (Banco Santander S.A. LOC), 0.30%, 12/8/10	5,490	5,490

North Carolina Medical Care Community Health Care Facilities Revenue VRDB, Series 1998, Lutheran Services For Aging (Branch Banking & Trust Corp. LOC), 0.29%, 12/8/10	12,440	12,440

North Carolina Medical Care Community Health Care Facilities Revenue VRDB, Series 2009-B, Wakemed (Wachovia Bank N.A. LOC), 0.30%, 12/8/10	9,400	9,400

Raleigh COPS VRDB, Series B, Downtown 0.30%, 12/8/10	900	900

Raleigh Durham Airport Authority Revenue Refunding VRDB, Series 2009C (FHLB LOC), 0.28%, 12/8/10	10,800	10,800

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

North Carolina - 4.3% – continued
University of North Carolina Chapel Hill Revenue Refunding Bonds, Class 2005A, Citgroup Eagle-720053014, 0.30%, 12/8/10 (1)	$800	$800
		54,680

Ohio – 0.6%

Medina County Health Care Facilities Revenue VRDB, Series 2007-A, Southwest General Health Center (PNC Bancorp, Inc. LOC), 0.28%, 12/8/10	7,605	7,605
Warren County Health Care Facilities Revenue Improvement VRDB, Series 1998-B, Otterbein Homes (U.S. Bank National Association LOC), 0.28%, 12/8/10	600	600
		8,205

Oregon – 0.8%
Oregon State G.O. TANS, Series 2010 2.00%, 6/30/11	10,000	10,093

Pennsylvania – 2.4%

Beaver County IDA PCR Refunding VRDB, Series 2006, First Energy Generation (Barclays Plc LOC), 0.29%, 12/1/10	2,000	2,000

Beaver County IDA PCR VRDB, Series B, First Energy Nuclear (Citibank N.A. LOC), 0.27%, 12/8/10	900	900

Berks County Municipal Authority Revenue VRDB, Series 2008-A, Phoebe-Devitt Homes Project (Banco Santander S.A. LOC), 0.30%, 12/8/10	6,185	6,185

Delaware County Authority Revenue VRDB, Series 2006, Riddle Village Project (Banco Santander S.A. LOC), 0.30%, 12/8/10	9,700	9,700

Lancaster IDA Revenue VRDB, Series 2007, Mennonite Home Project (Manufacturers and Traders Bank Corp. LOC), 0.35%, 12/8/10	9,600	9,600

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

Pennsylvania – 2.4% – continued
Ridley School District G.O., Series 2009 (TD Banknorth Inc. LOC), 0.30%, 12/8/10	$2,800	$2,800
		31,185

South Carolina – 1.4%

Columbia Waterworks and Sewer Systems Revenue VRDB, Series 2009 (U.S. Bank N.A. LOC), 0.25%, 12/1/10	4,900	4,900
Piedmont Municipal Power Agency Electric Revenue VRDB, Series 2008-C (AGM Corp. Insured), 0.33%, 12/8/10	12,500	12,500
		17,400

South Dakota – 0.3%
South Dakota Housing Development Authority VRDB, Series 2009-C, Homeownership Mortgage, 0.35%, 12/8/10	4,000	4,000

Tennessee – 4.0%

Blount County Public Building Authority VRDB, Local Government Public Improvement (Branch Banking and Trust Corp. LOC), 0.30%, 12/8/10	10,000	10,000

Blount County Public Building Authority VRDB, Series 2008 E-1-A, Local Government Public Improvement (Branch Banking and Trust Corp. LOC), 0.30%, 12/8/10	11,000	11,000

Industrial Development Board Blount County and Cities Alcoa and Maryville VRDB, Series 2009-A Local Government Improvement (Branch Banking and Trust Corp. LOC), 0.30%, 12/1/10	12,065	12,065

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board Revenue Refunding VRDB, Series 2002, Multifamily Timberlake Project (FNMA Insured), 0.29%, 12/8/10	7,450	7,450

Sevierville Public Building Authority VRDB, Local Government Public Improvement (FHLB of Atlanta LOC), 0.30%, 12/8/10	8,700	8,700

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

Tennessee – 4.0% – continued
Tennessee State Local Development Authority Revenue Student Loan Program, BANS 2.00%, 6/24/11	$2,150	$2,169
		51,384

Texas – 9.4%

Austin Hotel Occupancy Tax Revenue Refunding VRDB, Subseries 2008-A, Sub Lien (Dexia Credit Local LOC), 0.32%, 12/8/10	9,685	9,685

HFDC Texas, Inc. Retirement Facility Revenue VRDB, Series 2006 C, Village Gleannloch Farms (Banco Santander S.A. LOC), 0.30%, 12/8/10	4,000	4,000

Houston Independent School District VRDB, Series 2004, Schoolhouse (PSF of Texas Gtd.), 0.27%, 12/8/10	4,465	4,465

Houston Texas Water and Sewer Systems Revenue Refunding Bonds, Series 2043 (Branch Banking & Trust Corp. LOC), 0.29%, 12/8/10 (1)	14,575	14,575

Katy Independent School District G.O. VRDB, Fort Bend, Harris and Waller Counties, Cash Building (PSF of Texas Gtd.), 0.28%, 12/8/10	6,000	6,000

Lower Neches Valley Authority PCR VRDB, Series 1987, Chevron USA, Inc. Project (Chevron Corp. Gtd.), 0.35%, 2/14/11	5,000	5,000

Mesquite Health Facilities Development Corp. Revenue VRDB, Series 2000-C, Retirement Facility (Bank of America N.A. LOC), 0.28%, 12/8/10	6,575	6,575

Nueces County Health Facilities Development Corp. Revenue Driscoll Children’s Foundation (JPMorgan Chase Bank N.A. LOC), 0.30%, 12/8/10	7,500	7,500

Port Arthur Navy District Exempt Facilities Revenue VRDB, Series 2010, Total Petrochemicals USA, 0.30%, 12/8/10	12,500	12,500

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

Texas - 9.4% – continued

Princeton Independent School District G.O. Bonds, Soc Gen Series 2003 SGB 41 (PSF of Texas), 0.29%, 12/8/10 (1)	$4,750	$4,750

San Antonio Multifamily Housing Trust Financial Corp. Revenue VRDB, Series 2010, Cevallos Lofts Apartments (FHLMC LOC), 0.31%, 12/8/10	10,000	10,000
Texas State TRANS, Series 2011 BE 2.00%, 8/31/11	33,800	34,213
		119,263

Utah – 0.8%

Utah Housing Corp. Multifamily Revenue VRDB, Series 2009-A, Florentine Villas (Wells Fargo Bank N.A. LOC), 0.33%, 12/8/10	6,100	6,100
Utah Water Financial Agency Revenue VRDB, Series 2008-B, Tender Option, 0.29%, 12/8/10 (1)	3,900	3,900
		10,000

Virginia – 1.3%

Charlottesville IDA Educational Facilities Revenue VRDB, Series 2006-A, University of Virginia Foundation Projects (Wachovia Bank N.A. LOC), 0.30%, 12/8/10	6,925	6,925
Fairfax County Economic Development Authority Revenue Refunding VRDB, Retirement-Greenspring (Wachovia Bank N.A. LOC), 0.27%, 12/8/10	10,130	10,130
		17,055

Washington – 1.7%

Everett Public Facilities District Project Revenue VRDB, Series 2007, 0.50%, 12/1/10	2,000	2,000

Washington State Higher Education Facilities Authority Revenue VRDB, Series B, Puget Sound Project (Bank of America N.A. LOC), 0.32%, 12/8/10	6,000	6,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

Washington - 1.7% – continued

Washington State Housing Financial Commission Nonprofit Housing Revenue VRDB, Series 2000, Living Care Center Project (Wells Fargo Bank N.A. LOC), 0.28%, 12/8/10	$1,945	$1,945

Washington State Housing Financial Community Nonprofit Revenue Refunding VRDB, Series 2004, Hearthstone Project (Wells Fargo Bank N.A. LOC), 0.28%, 12/8/10	10,490	10,490
Washington State Housing Financial Community Nonprofit Revenue VRDB, Series 2003, Gonzaga Preparatory School Project (Bank of America N.A. LOC), 0.51%, 12/8/10	1,775	1,775
		22,210

Wisconsin – 5.0%

La Crosse Development Revenue VRDB, Series 2008, University Wisconsin – La Crosse Foundation (Wells Fargo Bank N.A. LOC), 0.40%, 12/8/10	700	700

Milwaukee Wisconsin G.O. Bonds, Series 2010, Cash Flow Promissory Notes, 1.50%, 12/15/10	2,000	2,001

Wisconsin Health and Education Facilities (JPMorgan Chase Bank N.A. LOC), 0.42%, 9/1/11	7,500	7,500

Wisconsin Health and Educational Facilities Authority Revenue Refunding VRDB, Series 2009, Concordia University, Inc. (JPMorgan Chase Bank N.A. LOC), 0.30%, 12/8/10	2,265	2,265

Wisconsin Health and Educational Facilities Authority Revenue Refunding VRDB, Series 2009, Lawrence University (JPMorgan Chase Bank N.A. LOC), 0.37%, 12/8/10	8,390	8,390

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2008-A, Prohealth Care, Inc. (U.S. Bank N.A. LOC), 0.37%, 12/1/10	6,000	6,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.6% – continued

Wisconsin – 5.0% – continued

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2009, Goodwill Industries (U.S. Bank N.A. LOC), 0.27%, 12/8/10	$5,000	$5,000

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2010-B, Beloit College (JPMorgan Chase Bank N.A. LOC), 0.30%, 12/8/10	7,900	7,900

Wisconsin Rural Water Construction Loan Program, Community Revenue BANS, 1.50%, 11/1/11	4,600	4,638

Wisconsin School Districts Cash Flow Administration Program TRANS, Series 2010-A 1.25%, 10/17/11	5,000	5,035

Wisconsin School Districts Cash Flow Administration Program, Series 2010-B 1.25%, 10/17/11	4,500	4,531
Wisconsin State G.O. Bonds TRANS, Series 2010, Operating Note 2.00%, 6/15/11	10,000	10,081
		64,041

Wyoming – 0.1%
Platte County PCR Bonds, Tri-State Generation and Transmission (National Rural Utilities Cooperative Finance Co. Gtd.), 0.50%, 12/1/10	1,000	1,000
Total Municipal Investments
(Cost $1,270,381)		1,270,381
Total Investments – 99.6%

(Cost $1,270,381)(2)		1,270,381
Other Assets less Liabilities – 0.4%		4,612
NET ASSETS – 100.0%		$1,274,993

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	The cost for federal income tax purposes was $1,270,381.

Percentages shown are based on Net Assets.

At November 30, 2010, the industry sectors for the Tax-Exempt Portfolio were:

INDUSTRY SECTOR	% OF NET ASSETS
Air, Transportation, Water Services and Solid Waste Management	6.1%
Educational Services	14.5
Executive, Legislative and General Government	20.4
General Medical, Surgical and Nursing and Personal Care	5.6
Health Services and Residential Care	22.7
Urban and Community Development,
Housing Programs and Social Services	11.4
All other sectors less than 5%	19.3

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments.

These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Tax-Exempt Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by
Tax-Exempt Portfolio	$—	$1,270,381(1)	$—	$1,270,381

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 98.9%

Alabama - 0.5%

Taylor-Ryan Improvement District No. 2 VRDB, Series 2005 (Wachovia Bank N.A. LOC), 0.30%, 12/8/10	$11,800	$11,800
West Jefferson IDB PCR Refunding Bonds, Series 1998, Alabama Power Co. Project, 0.30%, 12/8/10	10,000	10,000
		21,800

Arizona – 2.2%

Apache County IDA Revenue Bonds, Series 1983-A, Tucson Electric Power (RBS N.V. LOC), 0.31%, 12/8/10	24,325	24,325

Arizona Health Facilities Authority Revenue Bonds, Series 2003 B-1, The Terraces Project (Banco Santander Central Hispano LOC), 0.30%, 12/8/10	6,865	6,865

Arizona Health Facilities Authority Revenue Refunding Bonds, Series 2007, The Terraces Project (Banco Santander S.A. LOC), 0.30%, 12/8/10	11,400	11,400

Arizona Health Facilities Authority Revenue VRDB, Series 2002, Royal Oaks Project (Bank of America N.A. LOC), 0.28%, 12/8/10	11,350	11,350

Arizona Health Facilities Authority Revenue VRDB, Series 2008-B, Banner Health (Bank of Nova Scotia LOC), 0.32%, 12/8/10	8,720	8,720

Arizona Health Facilities Authority Revenue VRDB, Series 2009-F, Catholic West Loan Program (Citibank N.A. LOC), 0.28%, 12/8/10	7,700	7,700

Arizona Health Facilities Authority Revenue, Series 2003 B-2, The Terraces Project (Banco Santander Central Hispano LOC), 0.30%, 12/8/10	1,915	1,915

Arizona Health Facilities Authority Senior Living Revenue VRDB, Royal Oaks Life Care Community (Bank of America N.A. LOC), 0.28%, 12/8/10	4,150	4,150

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 98.9% – continued

Arizona - 2.2% – continued

Tucson Arizona IDA VRDB, Series 2002-A, Housing Family Housing Resource Projects (FNMA LOC), 0.29%, 12/8/10	$7,330	$7,330
Yuma Arizona IDA Hospital Revenue VRDB, Series 2008, Yuma Regional Medical Center (JPMorgan Chase Bank N.A. LOC), 0.35%, 12/8/10(1)	19,600	19,600
		103,355

Arkansas – 0.2%
Benton County Arkansas Public Facilities Board College Parking Revenue Refunding VRDB, Northwest Arkansas Community (FHLB of Dallas LOC), 0.30%, 12/8/10	7,740	7,740

California – 3.9%

ABAG Financing Authority For Nonprofit Corp., Series 2000, Episcopal Homes Foundation (Wells Fargo Bank N.A. LOC), 0.27%, 12/8/10	18,800	18,800

California State Department of Water Resources Power Supply Revenue VRDB, Series 2002 C-7 (AGM Corp. Insured), 0.34%, 12/8/10	3,100	3,100

California State G.O. VRDB, Series 2003 A-3 (Bank of Montreal LOC), 0.26%, 12/1/10	12,200	12,200

California State VRDB, Series A Subseries A-3 (Bank of America N.A. LOC), 0.28%, 12/8/10	5,000	5,000

California Statewide Communities Develop Authority Gas Supply Revenue Bonds, 0.29%, 12/8/10	40,000	40,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Series 2009-A, Claremont Villas (FHLB of San Francisco LOC), 0.29%, 12/8/10	1,885	1,885

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 98.9% – continued

California - 3.9% – continued

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Series D, Lincoln Walk Apartment Project (PNC Bancorp, Inc. LOC), 0.30%, 12/8/10	$9,450	$9,450

California Statewide Communities Development Authority Revenue Bonds, Series 1995, COPS Covenant Retirement Communities, Inc. (Bank of America N.A. LOC), 0.27%, 12/8/10	15,700	15,700

California Statewide Communities Development Authority Revenue VRDB, Series 2007-A, Sweep Loan Program (Citibank N.A. LOC), 0.28%, 12/8/10	1,500	1,500

California Statewide Communities Development Authority Revenue VRDB, Series 2007-B, Front Porch Communities (Banco Santander S.A. LOC), 0.29%, 12/8/10	13,900	13,900

Contra Costa California Transportation Authority Sales Tax Revenue VRDB, 0.30%, 12/8/10 (1)	25,000	25,000

Los Angeles, California G.O. Bonds, TRANS, 2.00%, 4/21/11	30,000	30,161

Metropolitan Water District Southern California Waterworks Revenue Bonds, Series 2000 B-2, 0.32%, 12/8/10	100	100

Orange County Housing Authority Apartment Development Revenue Refunding VRDB, Series 1998 I, Oasis Martinique (FNMA Gtd.), 0.29%, 12/8/10	1,660	1,660

Riverside County California Housing Authority Multifamily Housing Revenue Refunding VRDB, Series C, Tyler Springs Apartments (FNMA Gtd.), 0.29%, 12/8/10	850	850

Sacramento County California Sanitation District Financing Authority Revenue Refunding VRDB, Series E, Sub Lien-Sanitation District (U.S. Bank National Association LOC), 0.28%, 12/8/10	2,100	2,100

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 98.9% – continued

California - 3.9% – continued
San Francisco California City & County Finance Corp. Lease Revenue Refunding Moscone Center, Series 2008-1 (Bank of America N.A. LOC), 0.30%, 12/8/10	$5,570	$5,570
		186,976

Colorado – 2.6%

Arapahoe County Colorado Multifamily Revenue Refunding VRDB, Series 2001, Rent Housing Hunters Run (FHLMC LOC), 0.29%, 12/8/10	100	100

Base Village Metropolitan District No. 2 Colorado G.O. Revenue VRDB, Series 2008-B (U.S. Bank N.A. LOC), 0.31%, 12/8/10	6,510	6,510

Castle Pines North Finance Corp. Colorado COPS VRDB, Series 2009 (Wells Fargo Bank N.A. LOC), 0.30%, 12/8/10	490	490

Castle Pines North Metropolitan District Colorado G.O. Refunding VRDB, Series 2006-C (U.S. Bank N.A. LOC), 0.30%, 12/8/10	1,005	1,005

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Immanuel Lutheran School Project (Bank of America N.A. LOC), 0.36%, 12/1/10	5,150	5,150

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Series 2005, Bear Creek School Project (U.S. Bank N.A. LOC), 0.28%, 12/8/10	6,405	6,405

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Series 2006, Presentation School (U.S. Bank N.A. LOC), 0.28%, 12/8/10	7,250	7,250

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Series F, Valor Christian Schools Project (Banco Santander S.A. LOC), 0.30%, 12/8/10	20,000	20,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Colorado – 2.6% – continued

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Concordia University Irvine Project (U.S. Bank N.A. LOC), 0.36%, 12/1/10	$4,360	$4,360

Colorado Health Facilities Authority Revenue Refunding VRDB, Series 2008, The Evangelical Project (U.S. Bank N.A. LOC), 0.29%, 12/8/10	2,000	2,000

Colorado Health Facilities Authority Revenue VRDB, Series 2006-A, Golden West Manor (U.S. Bank N.A. LOC), 0.30%, 12/8/10	6,480	6,480

Colorado Health Facilities Authority Revenue VRDB, Series 2008, Fraiser Meadows Community Project (JPMorgan Chase Bank N.A. LOC), 0.28%, 12/8/10	2,200	2,200

Colorado Health Facilities Authority Revenue VRDB, Sisters of Charity, 0.28%, 12/8/10	2,300	2,300

Colorado Housing Finance Authority Single Family Mortgage Revenue VRDB, Series 2006 B-2, 0.27%, 12/8/10	14,300	14,300

Denver City andCounty Multifamily Housing Revenue Bonds, Series 1985, Ogden Residences Project (Credit Agricole Corp. and Investment Bank LOC), 0.35%, 12/1/10	4,300	4,300

Denver Colorado Urban Renewal Authority Tax Increment Revenue VRDB, Series 2008 A-2, Stapleton (U.S. Bank N.A. LOC), 0.30%, 12/8/10	780	780

Larkridge Metropolitan District No. 1 Colorado VRDB, Series 2004 (U.S. Bank N.A. LOC), 0.29%, 12/8/10	9,790	9,790

Traer Creek Metropolitan District Colorado Revenue VRDB, Series 2002, Avon (BNP Paribas LOC), 0.55%, 12/8/10	12,730	12,730

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Colorado – 2.6% – continued

Traer Creek Metropolitan District Revenue VRDB, Series 2004 (BNP Paribas LOC), 0.55%, 12/8/10	$12,000	$12,000
Westminster EDA Tax Increment Revenue Refunding VRDB, Series 2009, Mandalay Gardens (U.S. Bank N.A. LOC), 0.30%, 12/8/10	6,700	6,700
		124,850

Connecticut – 1.1%

Connecticut State Health and Education Facilities Authority Revenue VRDB, Series 1997 T-2, Yale University, 0.23%, 12/8/10	1,300	1,300
State of Connecticut G.O., Series 2010-A, BANS, 2.00%, 5/19/11	50,000	50,358
		51,658

District of Columbia – 2.0%

District Columbia Hospital Revenue Bonds, Children’s Hospital Obligation (AGM Corp. Insured), 0.32%, 12/8/10 (1)	17,585	17,585

District of Columbia G.O. Bonds (Wells Fargo & Comp. Gtd.), 0.30%, 12/8/10 (1)	16,355	16,355

District of Columbia G.O. TRANS, 2.00%, 9/30/11	25,000	25,335

District of Columbia Revenue VRDB, Series 2001, Henry J. Kaiser Foundation, 0.26%, 12/8/10	4,700	4,700

District of Columbia Revenue VRDB, Series 2003, American Psychiatric Association (Bank of America N.A. LOC), 0.46%, 12/8/10	2,145	2,145

District of Columbia Revenue VRDB, Series 2007, DC Preparatory Academy (M&T Bank Corp. LOC), 0.35%, 12/8/10	9,150	9,150
District of Columbia Revenue VRDB, Series 2008, Kipp (M&T Bank Corp. LOC), 0.31%, 12/8/10	20,000	20,000
		95,270

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Florida – 5.4%

Broward County Florida Educational Facilities Authority Revenue City College Project (Citibank N.A. LOC), 0.28%, 12/8/10	$10,220	$10,220

Capital Trust Agency Florida Housing Revenue VRDB, Series 2008-A, Atlantic Housing Foundation (FNMA LOC), 0.30%, 12/8/10	19,470	19,470

Citizens Property Insurance Corp. Revenue Notes, Series 2010 A-2, High Risk Senior Secured Notes, 2.00%, 4/21/11	43,000	43,118

Florida Housing Finance Agency Multi-family Housing Country Club (FHLMC Insured), 0.30%, 12/8/10	8,500	8,500

Florida Housing Finance Agency Multi-family Housing Huntington (FHLMC Gtd.), 0.28%, 12/8/10	4,100	4,100

Florida Housing Finance Agency Multi-family River Oaks (FHLMC Insured), 0.29%, 12/8/10	6,200	6,200

Florida Housing Finance Corp. Multi-family Mortgage Revenue VRDB, Series 2008-L, Hudson Ridge Apartments (FHLB of San Francisco LOC), 0.30%, 12/8/10	7,055	7,055

Florida Housing Finance Corp. Multi-family Revenue Refunding VRDB, Series 1998-J, Housing South Pointe Project (FNMA Insured), 0.27%, 12/8/10	3,900	3,900

Florida Housing Finance Corp. Multi-family Revenue Refunding VRDB, Series 2004, Mortgage-Maitland Apartments (FHLMC Gtd.), 0.30%, 12/8/10	18,975	18,975

Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Series C, Mortgage Monterey Lake (FHLMC LOC), 0.31%, 12/8/10	7,325	7,325

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Florida – 5.4% – continued

Florida State Board of Education Public Education G.O. Bonds, Series A, Capital Outlay, 0.30%, 12/8/10 (1)	$10,000	$10,000

Highlands County Florida Health Facilities Authority Revenue Refunding VRDB, Series 2006-A, Hospital Adventist Health (AGM Corp. Insured), 0.32%, 12/8/10	8,100	8,100

Highlands County Florida Health Facilities Authority Revenue VRDB (FHLB of Atlanta LOC), 0.27%, 12/8/10	5,825	5,825

Highlands County Florida Health Facilities Authority Revenue VRDB, Series 2007 A-2, Hospital Adventist Health System, 0.26%, 12/8/10	10,000	10,000

Highlands County Florida Health Facilities Authority Revenue VRDB, Series 2009-C (FHLB of Atlanta LOC), 0.27%, 12/8/10	11,000	11,000

Highlands County Florida Health Facilities Authority Revenue VRDB, Series E, Hospital Adventist Health Systems (Credit Agricole LOC), 0.30%, 12/8/10	20,000	20,000

Lee County Florida Housing Finance Authority Multi-family Housing Revenue Refunding Bonds, Series 1995-A, Forestwood Apartments Project (FNMA Gtd.), 0.29%, 12/8/10	11,485	11,485

Lee County IDA Health Care Facilities Revenue VRDB, Series 1999-B, Shell Point Village Project (Bank of America N.A. LOC), 0.28%, 12/8/10	6,575	6,575

Lee County IDA Health Care Facilities Revenue VRDB, Series 2002, Shell Point Village Projects (Bank of America N.A. LOC), 0.28%, 12/8/10	1,565	1,565

Miami-Dade County Florida Health Facilities Authority Hospital Revenue VRDB, Series 2006 B-2, Miami Children’s Hospital Project (Wachovia Bank N.A. LOC), 0.30%, 12/8/10	18,925	18,925

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Florida – 5.4% – continued

Orange County School Board COPS VRDB, Series 2008-B (AGM Corp. Insured), 0.30%, 12/8/10	$6,300	$6,300

Orlando Utilities Commission System Revenue VRDB, Series 2008, 0.45%, 12/8/10	8,800	8,800

St. Petersburg Florida Health Facilities Authority Revenue VRDB, Series 2005 A-1, Childrens (Wachovia Bank N.A. LOC), 0.30%, 12/8/10	4,500	4,500
Volusia County Florida Housing Finance Authority Multi-family Housing Revenue Refunding VRDB, Series 2002, Anatole Apartments (FNMA Insured), 0.27%, 12/8/10	5,045	5,045
		256,983

Georgia – 3.8%

Clayton County Georgia Housing Authority Multi-family Housing Revenue Refunding Bonds, Series 1990-F, Ten Oaks Apartments (AGM Corp. Insured), 1.04%, 12/8/10	6,280	6,280

Clayton County Georgia Housing Authority Multi-family Housing Revenue Refunding VRDB, Series 1990-A, Huntington Woods (AGM Corp. Insured), 1.04%, 12/8/10	7,530	7,530

Clayton County Georgia Housing Authority Multifamily Housing Revenue Refunding VRDB, Series 1990-E, Chateau Forest Airports (AGM Corp. Insured), 1.04%, 12/8/10	7,160	7,160

Clayton County Georgia Housing Authority Multifamily Housing Revenue Rivers Edge Development, Series 1985 (FHLMC Gtd.), 0.30%, 12/8/10	2,500	2,500

Cobb County Georgia Development Authority Revenue VRDB, Series 2009, North Cobb Christian School (BB&T Corp. LOC), 0.30%, 12/8/10	12,700	12,700

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Georgia – 3.8% – continued

Cobb County Georgia Housing Authority Multi-family Housing Revenue Post Mill Project (FNMA Gtd.), 0.27%, 12/8/10	$2,000	$2,000

Cobb County Georgia Housing Authority Multi-family Housing Revenue Refunding VRDB, series 1999, Cobb-Six Flags Association (FHLMC LOC), 0.30%, 12/8/10	5,290	5,290

Cobb County Georgia Housing Authority Multifamily Housing Revenue VRDB, Series 1996, Post Bridge Project (FNMA Insured), 0.27%, 12/8/10	3,300	3,300

DeKalb County Georgia Housing Authority Multifamily Housing Revenue VRDB, Series 1997, Post Walk Project (FNMA Collateralized), 0.29%, 12/8/10	100	100

Fulco, Georgia Hospital Authority Revenue Antic Certificates VRDB, Series 1997, Shepherd Center, Inc. Project (BB&T Corp. LOC), 0.27%, 12/8/10	13,900	13,900

Gainesville & Hall County Georgia Development Authority Revenue VRDB, Series 2003-B, Senior Living Facility Lanier Village (TD Banknorth, Inc. LOC), 0.25%, 12/1/10	5,700	5,700

Gwinnett County Georgia Housing Authority Multifamily Housing Revenue VRDB, Series 1996, Post Corners Project (FNMA Gtd.), 0.29%, 12/8/10	7,400	7,400

Main Street National Gas, Inc. Georgia Gas Project Revenue VRDB, 0.30%, 12/8/10	55,000	55,000

Marietta Georgia Housing Authority Multifamily Revenue Refunding VRDB, Housing Wood Glen (FHLMC Insured), 0.28%, 12/8/10	6,665	6,665

Municipal Electric Authority VRDB, Series B, Project 1 (Dexia Credit Local LOC), 0.32%, 12/8/10	28,150	28,150

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Georgia - 3.8% – continued

Municipal Gas Authority Revenue Refunding Bonds, 2.00%, 11/16/11	$8,000	$8,106

Roswell Georgia Housing Authority Multi-family Revenue Refunding VRDB, Series 1994, Housing Wood Crossing Project (FHLMC LOC), 0.30%, 12/8/10	5,050	5,050

Roswell Georgia Housing Authority Multifamily Revenue Refunding VRDB, series 2002, Housing Chambrel Roswell (FNMA Gtd.), 0.30%, 12/8/10	3,780	3,780
Smyrna Multifamily Housing Authority Revenue Bonds, Series 1997, F & M Villages Project (FNMA Gtd.), 0.27%, 12/8/10	1,350	1,350
		181,961

Hawaii – 0.1%
Hawaii St. Housing Finance & Development Corp. Multi-family Revenue VRDB, Series 2008, Housing Lokahi Kau (FHLMC LOC), 0.28%, 12/8/10	5,200	5,200

Idaho – 0.5%

Idaho Health Facilities Authority Revenue VRDB, Series 2009-A, St. Lukes Health Systems Project (Wells Fargo Bank N.A. LOC), 0.30%, 12/8/10	19,000	19,000
Idaho Housing & Finance Association Non-profit Facilities Revenue VRDB, Series 2008, College of Idaho Project (U.S. Bank N.A. LOC), 0.27%, 12/8/10	4,800	4,800
		23,800

Illinois – 9.4%

Aurora Revenue VRDB, Series 2003, Counseling Center of Fox Valley Project (Harris Bankcorp, Inc. LOC), 0.31%, 12/8/10	3,210	3,210

Bridgeview, Illinois G.O. Refunding VRDB, Series 2008 A-2 (Harris Bankcorp, Inc. LOC), 0.31%, 12/8/10	17,500	17,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Illinois - 9.4% – continued

Chicago G.O. VRDB, Series 21-B-3, Neighborhoods Alive (Bank of America N.A. LOC), 0.31%, 12/1/10	$6,680	$6,680

Chicago Illinois G.O. Refunding VRDB, Series E, 0.70%, 12/1/10	20,000	20,000

Chicago Illinois G.O. Refunding VRDB, Series F, 0.75%, 12/1/10	11,500	11,500

Chicago Illinois G.O. Revenue Refunding VRDB, Series 2005-D (AGM Corp. Insured), 0.34%, 12/8/10	35,190	35,190

Chicago Illinois G.O. VRDB, Series 21-B-4,Neighborhoods Alive (The Bank of New York Mellon Corp. LOC), 0.28%, 12/1/10	7,100	7,100

Chicago Transit Authority COPS, (AGM Corp. Insured), 0.40%, 12/8/10 (1)	5,890	5,890

Chicago, Illinois Board of Education VRDB, Series 2000-D (AGM Corp. Insured), 0.32%, 12/8/10	500	500

Chicago, Illinois Multi-Family Housing Revenue VRDB, Series 2008-B, Hollywood House Apartments (Harris Bankcorp, Inc. LOC), 0.38%, 12/8/10	3,350	3,350

Illinois Development Finance Authority Revenue VRDB, BAPS, Inc. Project (Comerica LOC), 0.40%, 12/8/10	7,985	7,985

Illinois Development Finance Authority Revenue VRDB, Series 1998, Amern Youth Hostels Project (Harris Bankcorp, Inc. LOC), 0.31%, 12/8/10	6,755	6,755

Illinois Development Finance Authority Revenue VRDB, Series 1998, Glenwood School For Boys (Harris Bankcorp, Inc. LOC), 0.30%, 12/8/10	1,800	1,800

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Illinois – 9.4% – continued

Illinois Development Finance Authority Revenue VRDB, Series 2003, Jewish Council Youth Services (Harris Bankcorp, Inc. LOC), 0.31%, 12/8/10	$845	$845

Illinois Development Finance Authority Revenue VRDB, Series 2003, Mount Carmel High School Project (JPMorgan Chase Bank N.A. LOC), 0.26%, 12/8/10	14,700	14,700

Illinois Development Finance Authority Revenue VRDB, Series B, Evanston Northwestern, 0.29%, 12/1/10	1,370	1,370

Illinois Educational Facilities Authority Revenue Bonds, The Adler Planetarium (FHLB of Boston LOC), 0.26%, 12/8/10	8,500	8,500

Illinois Educational Facilities Authority Revenue VRDB, Series 1985, Cultural Pool (JPMorgan Chase Bank N.A. LOC), 0.31%, 12/8/10	8,890	8,890

Illinois Educational Facilities Authority Revenue VRDB, Series 1999-A, National Louis University (JPMorgan Chase Bank N.A. LOC), 0.31%, 12/8/10	9,550	9,550

Illinois Educational Facilities Authority Revenue VRDB, Series 2003-B, Augustana College (Harris Bankcorp, Inc. LOC), 0.30%, 12/8/10	6,390	6,390

Illinois Educational Facilities Authority Revenue VRDB, Series B, University of Chicago, 0.46%, 5/4/11	18,565	18,565

Illinois Finance Authority Educational Facility Revenue VRDB, Series 2007, Erikson Institute Project (Bank of America N.A. LOC), 0.41%, 12/8/10	6,000	6,000

Illinois Finance Authority PCR Refunding VRDB, Series D, Commonwealth Edison (JPMorgan Chase Bank N.A. LOC), 0.29%, 12/8/10	26,600	26,600

Illinois Finance Authority Revenue Nazareth Academy Project (Harris Bankcorp, Inc. LOC), 0.31%, 12/8/10	5,900	5,900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Illinois – 9.4% – continued

Illinois Finance Authority Revenue Northwestern University, 0.32%, 3/1/11	$20,000	$20,000

Illinois Finance Authority Revenue VRDB, Easter Seals Metropolitan Chicago (Harris Bankcorp, Inc. LOC), 0.31%, 12/8/10	7,700	7,700

Illinois Finance Authority Revenue VRDB, Series 2005, Joan W. & Irving B. Dance Project (Bank of America N.A. LOC), 0.35%, 12/8/10	10,300	10,300

Illinois Finance Authority Revenue VRDB, Series 2006-B, Loyola University Health Systems (Harris Bankcorp, Inc. LOC), 0.27%, 12/8/10	22,000	22,000

Illinois Finance Authority Revenue VRDB, Series 2007, North Amern Spine Society (Harris Bankcorp, Inc. LOC), 0.30%, 12/8/10	11,800	11,800

Illinois Finance Authority Revenue VRDB, Series 2008, Chicago Horticultural Project (JPMorgan Chase Bank N.A. LOC), 0.31%, 12/8/10	9,000	9,000

Illinois Finance Authority Revenue VRDB, Series 2008-A, Community Action Partnership (Harris Bankcorp, Inc. LOC), 0.31%, 12/8/10	3,000	3,000

Illinois Finance Authority Revenue VRDB, Series 2009-C, OSF Healthcare System (Wells Fargo Bank N.A. LOC), 0.30%, 12/8/10	5,000	5,000

Illinois Finance Authority Revenue VRDB, Series 2009-E-2, University of Chicago Medical (JPMorgan Chase Bank N.A. LOC), 0.28%, 12/1/10	10,000	10,000

Illinois Finance Authority Revenue VRDB, Series A, Franciscan Communities (Bank of America N.A. LOC), 0.32%, 12/8/10	7,815	7,815

Illinois Finance Authority Revenue VRDB, Series C, Clare Oaks (Banco Santander S.A. LOC), 0.30%, 12/8/10	10,680	10,680

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Illinois – 9.4% – continued

Illinois Finance Authority Revenue VRDB, Series D, The Clare At Water Tower Project (Bank of America N.A. LOC), 0.32%, 12/8/10	$18,300	$18,300

Illinois Health Facilities Authority Revenue Refunding Bonds, Series 1996-B, Franciscan Eldercare (Bank of America N.A. LOC), 0.32%, 12/8/10	2,300	2,300

Illinois Municipal Electric Agency Power Supply, (Wells Fargo & Comp. Gtd.), 0.30%, 12/8/10 (1)	16,105	16,105

Illinois State Toll Highway Authority Toll Highway Revenue Refunding VRDB, Series 2008-A-1, Senior Priority 0.32%, 12/8/10	20,000	20,000

Illinois State Tollway Highway Authority Revenue Refunding VRDB, Series 2008 A-2, Senior Priority 0.33%, 12/8/10	15,400	15,400

Illinois State Tollway Highway Authority Revenue VRDB, Series A-1, Senior Priority, 0.38%, 12/8/10	2,200	2,200

Kane County Revenue Bonds, Series 1993, Glenwood School For Boys (Harris Bankcorp, Inc. LOC), 0.30%, 12/8/10	2,200	2,200

Lake County Illinois Multi-family Housing Revenue VRDB, Series 2008, Whispering Oaks Apartments Project (FHLMC Gtd.), 0.38%, 12/8/10	3,250	3,250

Morton Grove Cultural Facility Revenue VRDB, Series 2006, Holocaust Museum and Education (Bank of America N.A. LOC), 0.31%, 12/8/10	4,750	4,750
University Illinois University Revenues VRDB, Series 2008, Auxiliary Facilities Systems, 0.27%, 12/8/10	12,095	12,095
		448,665

Indiana – 1.9%

Elkhart County Indiana Multi-family Revenue VRDB, Series 2008 II-A, Housing Ashton Pines Apartments (FHLB of Indianapolis LOC), 0.32%, 12/8/10	8,000	8,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Indiana – 1.9% – continued

Indiana Bond Book Revenue, Series 2010-A, Advance Funding Program Notes (Indiana Board Bank LOC), 2.00%, 1/6/11	$25,000	$25,039

Indiana Finance Authority Health System Revenue VRDB, Series 2008-G, Sisters St. Francis Health (Wells Fargo Bank N.A. LOC), 0.32%, 12/8/10	10,000	10,000

Indiana Finance Authority Hospital Revenue Refunding VRDB, Series 2008-A, Clarian Health (BB&T Corp. LOC), 0.29%, 12/8/10	14,200	14,200

Indiana Health & Educational Facility Financing Authority Hospital Revenue, Series 2005-A, Howard Regional Health System Project (Comerica LOC), 0.32%, 12/1/10	9,300	9,300

Indiana Health Facility Financing Authority Revenue VRDB, Series 2001, Franciscan Eldercare Project (Bank of America N.A. LOC), 0.32%, 12/8/10	275	275

Indiana Health Facility Financing Authority Revenue VRDB, Series 2002-B, Fayette Memorial Hospital Association (U.S. Bank N.A. LOC), 0.30%, 12/1/10	5,790	5,790

Indiana St. Development Finance Authority Economic Development Revenue VRDB, Series 2003, Young Mens Christian Association (Wells Fargo Bank N.A. LOC), 0.40%, 12/8/10	2,600	2,600

Indianapolis Indiana Economic Development Revenue VRDB, Series 2008, Brookhaven County Line Project (FNMA Gtd.), 0.30%, 12/8/10	13,000	13,000
Vincennes, Indiana Economic Development Revenue VRDB, Knox County Association (Wells Fargo Bank N.A. LOC), 0.40%, 12/8/10	1,700	1,700
		89,904

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Iowa – 1.3%

Grinnell Iowa Hospital Revenue Refunding VRDB, Series 2001, Grinnell Regional Medical Center (U.S. Bank N.A. LOC), 0.30%, 12/1/10	$2,900	$2,900

Iowa Finance Authority Economic Development Revenue VRDB, Series 2002, Iowa West Foundation Project (U.S. Bank N.A. LOC), 0.27%, 12/8/10	6,100	6,100

Iowa Finance Authority Retirement Community Revenue VRDB, Series 2007-C, Edgewater A. Wesley (Banco Santander S.A. LOC), 0.30%, 12/8/10	20,000	20,000

Iowa Finance Authority Revenue VRDB, Series 2003, Museum of Art Foundation (U.S. Bank N.A. LOC), 0.30%, 12/1/10	4,505	4,505

Iowa Financial Authority Retirement Community Revenue VRDB, Series 2003-B, Wesley Retirement Services (Wells Fargo Bank N.A. LOC), 0.28%, 12/8/10	6,500	6,500

Iowa Higher Education Loan Authority Revenue Bonds, Series 2002, Luther College Project (U.S. Bank N.A. LOC), 0.27%, 12/8/10	10,910	10,910

Iowa Higher Education Loan Authority Revenue VRDB, Series 2000, Private College Facility Loras College Project (Bank of America N.A. LOC), 0.29%, 12/1/10	6,600	6,600
Iowa Higher Education Loan Authority Revenue VRDB, Series 2003, Private College-Des Moines (US Bancorp LOC), 0.30%, 12/1/10	3,895	3,895
		61,410

Kansas – 0.9%

Kansas St. Development Finance Authority Multi-family Revenue Refunding VRDB, Housing Chesapeake Apartments Project (FHLMC LOC), 0.30%, 12/8/10	14,800	14,800

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Kansas – 0.9% – continued

Kansas St. Development Finance Authority Revenue VRDB, Series 1998-BB, Village Shalom Obligation Group (Banco Santander S.A. LOC), 0.30%, 12/8/10	$9,690	$9,690

Kansas State Development Finance Authority Hospital Revenue VRDB, Series 2004-C, Adventist Health-Sunbelt (JPMorgan Chase Bank N.A. LOC), 0.29%, 12/8/10	12,670	12,670
Olathe Kans Multi-family Housing Refunding VRDB, Series A, Jefferson Place Apartments Project (FHLMC GIC), 0.30%, 12/8/10	7,780	7,780
		44,940

Kentucky – 1.3%

Fort Mitchell League of Cities Revenue VRDB, Series 2002-A, Trust Lease Program (U.S. Bank N.A. LOC), 0.30%, 12/8/10	6,800	6,800

Jefferson County Kentucky Multi-family Revenue Refunding VRDB, Series 2002, Camden Brookside Project (FNMA Insured), 0.28%, 12/8/10	8,900	8,900

Jefferson County Kentucky Multi-family Revenue Refunding VRDB, Series 2002, Housing Camden Meadows Project (FNMA Insured), 0.28%, 12/8/10	8,200	8,200

Kentucky Economic Development Finance Authority Education Center Revenue VRDB, Series 2008-A, Ashland Hospital Corp. (BB&T Corp. LOC), 0.28%, 12/8/10	17,100	17,100

Morehead League of Cities Revenue VRDB, Series 2004-A, Trust Lease Program (U.S. Bank N.A. LOC), 0.30%, 12/8/10	8,719	8,719

Warren County Kentucky Hospital Revenue Refunding VRDB, Series 2008, Bowling Green-Warren (AGM Corp. Insured), 0.29%, 12/8/10	8,155	8,155

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Kentucky – 1.3% – continued
Williamstown Kentucky League of Cities Lease Revenue VRDB, Series 2009-B (U.S. Bank N.A. LOC), 0.30%, 12/8/10	$4,300	$4,300
		62,174

Louisiana – 1.8%

Ascension Parish Louisiana Industrial Development Board, Inc. Revenue VRDB, IMTT-Geismar (FHLB of Atlanta LOC), 0.27%, 12/8/10	17,000	17,000

Louisiana Local Government Environmental Facilities & Community VRDB, Series B (FHLB of Dallas LOC), 0.29%, 12/8/10	10,635	10,635

Louisiana Public Facilities Authority Multi-family Housing Revenue Refunding VRDB, Linlake Ventures Project (FHLMC LOC), 0.31%, 12/8/10	8,000	8,000

Louisiana Public Facilities Authority Revenue Refunding VRDB, Series 1988, Multi-family (FNMA LOC), 0.28%, 12/8/10	8,900	8,900

Port New Orleans Louisiana Board of Commerce Revenue Refunding VRDB (FHLB LOC), 0.30%, 12/8/10	9,000	9,000
St. James Parish Louisiana Revenue VRDB, Nucor Steel LLC Project, 0.33%, 12/8/10	31,000	31,000
		84,535

Maryland – 2.5%

Maryland St. Community Development Administration Department Housing & Community Development VRDB, Series 2008-G, Multi-family Kirkwood Housing (FHLMC LOC), 0.28%, 12/8/10	8,000	8,000

Maryland St. Community Development Administration Department Housing & Communty Development VRDB, Series 2009-A, Multi-family Development Sharp Apartments (FHLMC Insured), 0.29%, 12/8/10	16,950	16,950

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Maryland – 2.5% – continued

Maryland St. Economic Development Corp. Economic Development Revenue VRDB, Series 2008, Federation Amern Societies (Wachovia Bank N.A. LOC), 0.30%, 12/8/10	$15,500	$15,500

Maryland St. Health & Higher Educational Facilities Authority Revenue VRDB, Series 2008-B, Upper Chesapeake Hospital (BB&T Corp. LOC), 0.29%, 12/8/10	17,305	17,305

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding VRDB, Series 2005-B, Adventist Healthcare (M&T Bank Corp. LOC), 0.28%, 12/8/10	13,700	13,700

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Adventist Healthcare (M&T Bank Corp. LOC), 0.28%, 12/8/10	8,310	8,310

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2005-A, Adventist Healthcare (Bank of America N.A. LOC), 0.28%, 12/8/10	14,400	14,400

Montgomery County Maryland Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project (M&T Bank Corp. LOC), 0.28%, 12/8/10	855	855
Prince Georges County Maryland Revenue Refunding VRDB, Series A, Collington Episcopal (Bank of America N.A. LOC), 0.28%, 12/8/10	23,800	23,800
		118,820

Massachusetts – 3.1%

Commonwealth of Massachusetts (Bank of Nova Scotia LOC), 0.28%, 12/2/10	50,000	50,000

Massachusetts St. Development Finance Agency Revenue VRDB, Series 2007, Groton School, 0.28%, 12/8/10	10,000	10,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS –98.9% – continued

Massachusetts - 3.1% – continued

Massachusetts St. Development Finance Agency Revenue VRDB, Series 2007, Thayer Academy (AGM Corp. Insured), 0.28%, 12/8/10	$9,585	$9,585

Massachusetts State Development Finance Agency Revenue VRDB, Series 2003, Phillips Academy, 0.27%, 12/8/10	9,600	9,600

Massachusetts State Development Finance Agency Revenue VRDB, Series 2004, Groton School, 0.28%, 12/8/10	10,000	10,000

Massachusetts State Development Finance Agency Revenue VRDB, Series 2005, ISO New England, Inc. (TD Banknorth, Inc. LOC), 0.26%, 12/8/10	15,830	15,830

Massachusetts State Development Financial Agency Revenue VRDB, Series 2007, Seashore Point-Deaconess, Inc. (Banco Santander S.A. LOC), 0.28%, 12/8/10	7,755	7,755

Massachusetts State Development Financial Agency Revenue VRDB, Series 2007-B, Linden Ponds, Inc. (Banco Santander S.A. LOC), 0.28%, 12/8/10	19,270	19,270

Massachusetts State Development Financing Agency Revenue, Series U-6E (Bank of Nova Scotia LOC), 0.25%, 12/8/10	5,500	5,500
Massachusetts State Water Resource Authority Refunding VRDB, Series 2008-A, 0.30%, 12/8/10	10,000	10,000
		147,540

Michigan—2.9%

Ann Arbor Michigan Economic Development Corp. Limited Obligations Revenue Refunding Bonds, Series B, Glacier Hills Project (JPMorgan Chase Bank N.A. LOC), 0.28%, 12/8/10	1,310	1,310

Ann Arbor Michigan Economic Development Corp. Ltd. Obligations Revenue VRDB, Series 2000 A, Glacier Hills, Inc. Project (JPMorgan Chase Bank N.A. LOC), 0.28%, 12/8/10	2,430	2,430

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Michigan - 2.9% – continued

Grand Rapids Michigan Economic Development Corp. Revenue Refunding Bonds, Series 1991-A, Amway Hotel Corp. (Bank of America N.A. LOC), 0.52%, 12/8/10	$3,075	$3,075

Michigan Finance Authority, Series D-1, State Aid Notes, 2.00%, 8/19/11	7,000	7,060

Michigan Finance Authority, Series D-3, State Aid Notes, 2.00%, 8/22/11	10,000	10,115

Michigan Higher Education Facilities Authority Revenue Refunding VRDB, Series 2007-A, Ltd. Obligation-Calvin (JPMorgan Chase Bank N.A. LOC), 0.28%, 12/8/10	18,800	18,800

Michigan Higher Education Facilities Authority Revenue Refunding VRDB, Series 2007-B, Ltd. Obligation-Calvin (JPMorgan Chase Bank N.A. LOC), 0.28%, 12/8/10	20,000	20,000

Michigan Higher Education Facilities Authority Revenue VRDB, Series 2006, Ltd. Obligation-Cleary University Project (Comerica LOC), 0.38%, 12/8/10	4,045	4,045

Michigan Higher Education Facilities Authority, Series 2004, Hope College Project (JPMorgan Chase Bank N.A. LOC), 0.28%, 12/8/10	8,400	8,400

Michigan St. Hospital Finance Authority Revenue, Series 2004-B, Holland Community Hospital (JPMorgan Chase Bank N.A. LOC), 0.28%, 12/8/10	7,900	7,900

Michigan State Strategic Fund Ltd. Obligations Revenue, Series 2003, YMCA Metropolitan Detroit Project (JPMorgan Chase Bank N.A. LOC), 0.37%, 12/8/10	2,395	2,395

Michigan Strategic VRDNs Revenue Rest Haven Christian Services (Banco Santander S.A. LOC), 0.30%, 12/8/10	8,585	8,585
State of Michigan Revenue, Series 2010-A, 2.00%, 9/30/11	42,000	42,546
		136,661

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Minnesota - 1.6%

Delaware State Economic Development Authority Revenue VRDB, Series 2007-A, Peninsula United (PNC Bancorp, Inc. LOC), 0.28%, 12/1/10	$20,100	$20,100

Maple Grove Minnesota Economic Development Revenue, Series 2004, Heritage Christian Academy (U.S. Bank N.A. LOC), 0.27%, 12/8/10	3,320	3,320

Minneapolis & St. Paul Minnesota Health Care Revenue VRDB, Series 2007 A-II, Children’s Hospital Clinics (AGM Corp. Insured), 0.31%, 12/1/10	6,300	6,300

Minneapolis, Minnesota Student Housing Revenue, Ser. 2003, Riverton Community Housing Project (Bank of America N.A. LOC), 0.31%, 12/8/10	6,655	6,655

Minnesota Agriculture & Economic Development Board Revenue, YMCA Metropolitan Minneapolis Project (U.S. Bank N.A. LOC), 0.30%, 12/8/10	3,000	3,000

Minnesota St. Higher Education Facilities Authority Revenue VRDB, Series 2004-Z, University St. Thomas (U.S. Bank N.A. LOC), 0.30%, 12/8/10	8,700	8,700

Oak Park Heights Minnesota Multi-Family Revenue Refunding VRDB, Series 2005, Housing Boutwells Landing (FHLMC Gtd.), 0.30%, 12/8/10	7,055	7,055

Robbinsdale Minnesota Multi-family Revenue Refunding VRDB, Series 2004-C, Housing Copperfield Hill (Bank of America N.A. LOC), 0.31%, 12/8/10	3,500	3,500

Rochester Minnesota G.O. VRDB, Ser 07-B, Waste Water, 0.26%, 12/8/10	6,800	6,800

Roseville Minnesota Senior Housing Revenue Refunding VRDB, Series 2009, Eaglecrest Project (FHLMC LOC), 0.28%, 12/8/10	6,135	6,135

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Minnesota - 1.6% – continued
St. Paul Minnesota Port Authority Revenue VRDB, Series 2006-3, Amherst H Wilder Foundation (The Bank of New York Mellon Corp. LOC), 0.30%, 12/1/10	$5,455	$5,455
		77,020

Mississippi – 1.3%

Mississippi Business Finance Corp. Mississippi Gulf Opportunity Zone Revenue, Chevron USA, Inc., 0.27%, 12/8/10	10,000	10,000

Mississippi Business Finance Corp. Mississippi Gulf Opportunity Zone VRDB, SG Resources Mississippi LLC (FHLB of Atlanta LOC), 0.27%, 12/8/10	26,400	26,400

Mississippi Business Finance Corp. Mississippi Revenue Refunding VRDB, Series 2009-B, Renaissance (FHLB of Dallas LOC), 0.29%, 12/8/10	8,050	8,050

Mississippi Business Finance Corp. Mississippi Revenue VRDB, Series 2007-A, CPX Gulfport OPAG LLC (Wachovia Bank N.A. LOC), 0.30%, 12/8/10	12,935	12,935
Mississippi Development Bank Special Obligation Revenue Refunding VRDB, Series 2009, Magnolia Regional Health Project (FHLB of Atlanta LOC), 0.30%, 12/8/10	5,000	5,000
		62,385

Missouri—2.9%

Bi-State Development Agency Missouri-Illinois Metropolitan District Revenue, Sub-Metrolink Crossing (JPMorgan Chase Bank N.A. LOC), 0.30%, 12/8/10	18,750	18,750

Independence, Missouri IDA Multi-family Housing Revenue, Series 2005, The Mansions Project (FHLMC LOC), 0.30%, 12/8/10	14,240	14,240

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Missouri - 2.9% – continued

Kansas City Missouri IDA Multifamily Housing Revenue Refunding VRDB, Coach House South Apartments (FHLMC LOC), 0.30%, 12/8/10	$2,500	$2,500

Kansas City Missouri IDA Multi-family Housing Revenue Refunding VRDB, Series 1995, Willow Creek Level Apartments (FNMA Insured), 0.29%, 12/8/10	7,995	7,995

Kansas City Missouri IDA Multi-family Housing Revenue, Series 2000, Coach House North Apartments (FHLMC LOC), 0.30%, 12/8/10	8,000	8,000

Kansas City, Missouri IDA Multi-family Housing Revenue, Series 2002, Cloverset Apartments Project (FNMA LOC), 0.30%, 12/8/10	2,065	2,065

Kansas City, Missouri IDA Revenue VRDB, Series B, K.C. Downtown Redevelopment (JPMorgan Chase Bank N.A. LOC), 0.30%, 12/8/10	12,970	12,970

Missouri St. Health & Educational Facilities Authority Educational Facilities Revenue VRDB, Series 2002, Metropolitan Jesuit High School (U.S. Bank N.A. LOC), 0.30%, 12/1/10	3,100	3,100

Missouri St. Health & Educational Facilities Authority Health Facilities Revenue VRDB, Series A, St. Francis Medical Center (Bank of America N.A. LOC), 0.31%, 12/1/10	3,865	3,865

Missouri St. Health & Educational Facilities Authority Revenue VRDB, Series 1999-C, Pooled Hospital Health Systems (KBC Groep N.V. LOC), 0.31%, 12/8/10	4,985	4,985

Missouri State Health & Educational Facilities Authority Health Facilities Revenue VRDB, Series 2000, Lutheran Senior Services (U.S. Bank N.A. LOC), 0.27%, 12/8/10	10,000	10,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Missouri - 2.9% – continued

Missouri State Health & Educational Facilities Authority Revenue VRDB, Series 2002, Rockhurst University (Bank of America N.A. LOC), 0.31%, 12/1/10	$1,745	$1,745

Missouri State Health & Educational Facilities Authority Revenue VRDB, Series 2008, Lutheran Senior Services Project (U.S. Bank N.A. LOC), 0.27%, 12/8/10	9,000	9,000

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2003, Southwest Baptist University Project (Bank of America N.A. LOC), 0.31%, 12/1/10	1,400	1,400

Revenue Bond Certificate Series Trust Variable Rate Certificates, Series 2005-A, South Point Hunters (Wachovia Bank NA LOC), 0.45%, 12/8/10 (1)	10,575	10,575

Revenue Bond Certificate Series Trust Variable Rate Certificates, Series 2005-B, South Point Hunters (Wachovia Bank NA LOC), 0.45%, 12/8/10 (1)	8,365	8,365

St. Charles County Missouri IDA Industrial Revenue Refunding VRDB, Country Club Apartments Project (FNMA LOC), 0.30%, 12/8/10	4,000	4,000

St. Charles County Missouri IDA Industrial Revenue VRDB, Series 2006, Trinity Manufacturing Project (FHLB of Des Moines LOC), 0.30%, 12/8/10	7,180	7,180
St. Louis County Missouri IDA Revenue VRDB, Friendship Village South County (Bank of America N.A. LOC), 0.28%, 12/8/10	5,615	5,615
		136,350

Nebraska – 0.6%

Central Plains Energy Project Nebgas Project Revenue VRDB, Series 2009, Project No. 2, 0.30%, 12/8/10	24,900	24,900

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Nebraska – 0.6% – continued
Nebraska Educational Finance Authority Revenue Refunding Bonds, Series 2008, Creighton University Projects (JPMorgan Chase Bank N.A. LOC), 0.27%, 12/1/10	$2,400	$2,400
		27,300

Nevada – 0.5%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson-Tahoe Hospital Project (U.S. Bank N.A. LOC), 0.27%, 12/8/10	9,300	9,300

Carson City Nevada Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Regional Medical Center (U.S. Bank N.A. LOC), 0.27%, 12/8/10	5,145	5,145

Las Vegas Valley Nevada Water District Water Improvement, 0.33%, 12/1/10	6,600	6,600
Nevada Housing Division VRDB, Multi-Unit Housing Revenue Project (Wachovia Bank N.A. LOC), 0.43%, 12/8/10	3,170	3,170
		24,215

New Hampshire – 0.6%

New Hampshire Health & Education Facilities Authority Revenue VRDB, Riverwoods At Exeter (Bank of America N.A. LOC), 0.31%, 12/8/10	12,350	12,350

New Hampshire Health & Education Facilities Authority Revenue VRDB, Series 2008, Kendal At Hanover (FHLB of Boston LOC), 0.26%, 12/8/10	8,365	8,365
New Hampshire Health and Educational Facilities Authority Revenue VRDB, Series 2004-B, Kendal At Hanover (FHLB of Boston LOC), 0.28%, 12/8/10	6,545	6,545
		27,260

New Jersey – 0.3%

New Jersey Economic Development Authority Economic Development Revenue VRDB, Series 2006, Frisch School Project (Banco Santander S.A. LOC), 0.27%, 12/8/10	4,200	4,200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

New Jersey – 0.3% – continued

New Jersey Economic Development Authority Revenue Refunding VRDB, Series 2005-B, Cranes Mill Project (TD Banknorth, Inc. LOC), 0.27%, 12/8/10	$6,220	$6,220

New Jersey Economic Development Authority Revenue VRDB, Series 2008-B, Cranes Mill Project (TD Banknorth, Inc. LOC), 0.27%, 12/8/10	1,000	1,000
New Jersey Health Care Facilities Financing Authority Revenue VRDB, Series 2002, Wiley Mission Project (TD Banknorth Inc. LOC), 0.27%, 12/8/10	5,000	5,000
		16,420

New Mexico – 1.1%

New Mexico Mortgage Finance Authority Multi-family Housing Revenue VRDB, Series A, Villas San Ignacio (FHLMC LOC), 0.28%, 12/8/10	8,000	8,000

New Mexico Municipal Energy Acquisition Authority Gas Supply VRDB, Series 2009, 0.30%, 12/8/10	30,000	30,000
Portales New Mexico Student Housing Revenue VRDB, Series 2006-A, Portales LLC (Banco Santander S.A. LOC), 0.45%, 12/8/10	13,380	13,380
		51,380

New York – 5.8%

Metropolitan Transit Authority Revenue Bonds, Series 1-A (Royal Bank of Scotland N.V. LOC), 0.30%, 12/1/10	25,000	25,000

Metropolitan Transit Authority Transportation Revenue Bonds (Bank of America N.A. LOC), 0.35%, 12/1/10	10,000	10,000

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Refunding VRDB, Series 2008-A (AGM Corp.), 0.31%, 12/8/10	20,900	20,900

Metropolitan Transportation Authority Revenue Bonds, Series 2010, 2.00%, 12/31/10	25,000	25,033

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

New York – 5.8% – continued

New York City Municipal Water Financial Authority and Sewer Systems 2nd General Resolution Revenue Bonds, Series 2006 AA-3, 0.37%, 12/8/10	$12,300	$12,300

New York City New York Industrial Development Agency Civic Facilities Revenue VRDB, Sephardic Community Youth Center (M&T Bank Corp. LOC), 0.35%, 12/8/10	7,500	7,500

New York City, New York Industrial Development Agency Civic Facility Revenue VRDB, Series 2006, Cong Machne Chaim, Inc. (Banco Santander S.A. LOC), 0.42%, 12/8/10	7,800	7,800

New York G.O. VRDB, Subseries 2008L-4 (U.S. Bank National Association LOC), 0.26%, 12/1/10	3,100	3,100

New York Liberty Development Corp. Revenue VRDB, World Trade Center (U.S. Treasury Escrowed), 0.32%, 12/5/10	90,000	90,000

New York St. Dorm Authority Revenue VRDB, Series 1999-A, St. Supported Debt New York Library (TD Banknorth, Inc. LOC), 0.30%, 12/8/10	3,360	3,360

New York St. Dorm Authority Revenues Non-State Supported Debt VRDB, Series 2008, Rochester Friendly Home (M&T Bank Corp. LOC), 0.26%, 12/8/10	14,745	14,745

New York State Housing Finance Agency Revenue VRDB, Series 2004-A, 100 Maiden Loan (FNMA Insured), 0.29%, 12/8/10	6,800	6,800

New York State Urban Development Corp. Revenue VRDB, Series A3A, Various State Facilities, 0.34%, 12/8/10	4,000	4,000

Suffolk County New York Industrial Development Agency Civic Facility Revenue VRDB, Series 2006, St. Anthony’s High School Civic (U.S. Bank N.A. LOC), 0.26%, 12/8/10	14,884	14,884

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

New York – 5.8% – continued

Ulster County Industrial Development Agency Revenue VRDB, Series 2007-C, Kingston Regional Senior Living (Banco Santander S.A. LOC), 0.28%, 12/8/10	$6,950	$6,950

Warren & Washington Counties New York Industrial Development Agency Civic Facility Revenue VRDB, Series 2000, Glen At Highland Meadows Project (Banco Santander S.A. LOC), 0.30%, 12/8/10	10,845	10,845
Westchester County New York Industrial Development Agency Civic Facility Revenue VRDB, Series 2001, Catharine Field Home (Banco Santander S.A. LOC), 0.28%, 12/8/10	14,470	14,470
		277,687

North Carolina – 4.5%

Charlotte North Carolina Airport Revenue VRDB, Series 2010-C, Charlotte Douglas Project (Wachovia Bank N.A. LOC), 0.30%, 12/8/10	6,200	6,200

Durham North Carolina Water & Sewer Utility System Revenue VRDB, Series 1994, 0.30%, 12/1/10	700	700

Forsyth County North Carolina Industrial Facilities & PCF Authority Revenue VRDB, Recreation Facilities-YMCA Winston (BB&T Corp. LOC), 0.30%, 12/8/10	12,600	12,600

Greensboro, North Carolina G.O. VRDB, Street Improvement, 0.35%, 12/8/10	10,000	10,000

Mecklenburg County COPS VRDB, Series 2006, 0.30%, 12/8/10	8,890	8,890

Mecklenburg County North Carolina COPS VRDB, Series 2008-A, 0.60%, 12/8/10	36,125	36,125

North Carolina Capital Facilities Finance Agency Educational Facilities Revenue VRDB, Series 2007, High Point University Project (BB&T Corp. LOC), 0.30%, 12/8/10	10,550	10,550

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

North Carolina – 4.5% – continued

North Carolina Capital Facilities Finance Agency Educational Facilities Revenue VRDB, Series 2008, High Point University Project (BB&T Corp. LOC), 0.30%, 12/8/10	$11,300	$11,300

North Carolina Capital Facilities Finance Agency Revenue VRDB, Elon University (Bank of America N.A. LOC), 0.41%, 12/8/10	8,200	8,200

North Carolina Educational Facilities Finance Agency Revenue VRDB, Series 1999, Educational Facilities- Charlotte Latin (Wachovia Bank N.A. LOC), 0.30%, 12/8/10	2,820	2,820

North Carolina Medical Care Commission Health Care Facilities Revenue VRDB, Series 2004-A, Novant Health Group, 0.30%, 12/8/10	7,600	7,600

North Carolina Medical Care Community Health Care Facilities Revenue Refunding Bonds, Series 2005-C, Duke University Health System, 0.27%, 12/8/10	11,550	11,550

North Carolina Medical Care Community Health Care Facilities Revenue Refunding VRDB, Series 2008-A, Wake Forest University (BB&T Corp. LOC), 0.28%, 12/8/10	18,085	18,085

North Carolina Medical Care Community Retirement Facilities Revenue VRDB, Series 2007-C, First Mortgage-Southminster (Banco Santander S.A. LOC), 0.30%, 12/8/10	400	400

Raleigh North Carolina Enterprise System Revenue, Series 2011, BB&T Floaters, 0.28%, 12/8/10 (1)	10,545	10,545

University of North Carolina Chapel Hill Revenue Refunding Bonds, Series 2005-A, Citgroup Eagle-720053014, 0.30%, 12/8/10 (1)	18,400	18,400

Wake County North Carolina G.O. VRDB, Series 2003-C, Public Improvement Project, 0.33%, 12/8/10	9,500	9,500

Winston-Salem North Carolina Water & Sewer System Revenue VRDB, Series 2002-B, 0.28%, 12/8/10	8,400	8,400

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

North Carolina – 4.5% – continued
Winston-Salem North Carolina Water & Sewer Systems Revenue Refunding VRDB, Series 2002-C, 0.28%, 12/8/10	$21,600	$21,600
		213,465

Ohio – 1.2%

Butler County Ohio Healthcare Facilities Revenue Bonds, Reform & Improvement - Lifesphere Project (U.S. Bank N.A. LOC), 0.30%, 12/8/10	9,275	9,275

Cleveland County North Carolina Industrial Facilities PCF Authority Revenue VRDB, Cleveland County Family YMCA (BB&T Corp. LOC), 0.30%, 12/8/10	10,540	10,540

Cleveland Ohio Airport System Revenue VRDB, Series 2009-D (KBC Groep N.V. LOC), 0.37%, 12/8/10	8,500	8,500

Cleveland-Cuyahoga County Ohio Port Authority Cultural Facility Revenue VRDB, Series 2005-B, Museum of Art Project, 0.26%, 12/8/10	15,000	15,000

Cuyahoga County Ohio Health Care Facilities Revenue VRDB, Series 2004-E, Franciscan Communities (Bank of America N.A. LOC), 0.32%, 12/8/10	8,255	8,255

Richland County Ohio Health Care Facilities Revenue Refunding VRDB, Series 2004-A, Wesleyan Senior Living (JPMorgan Chase Bank N.A. LOC), 0.30%, 12/8/10	1,540	1,540
Richland County Ohio Health Care-Facilities Revenue Refunding VRDB, Series 2004-B, Wesleyan Project (JPMorgan Chase Bank N.A. LOC), 0.30%, 12/8/10	4,360	4,360
		57,470

Oregon – 1.4%

Clackamas County Oregon Hospital Facility Authority Revenue VRDB, Series 2008-A, Legacy Health Systems (U.S. Bank N.A. LOC), 0.27%, 12/8/10	10,000	10,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Oregon – 1.4% – continued

Oregon State Facilities Authority Revenue VRDB, Series 2005-A, Quatama Crossing Housing (FNMA LOC), 0.28%, 12/8/10	$9,345	$9,345

Oregon State G.O. TANS, Series 2010, 2.00%, 6/30/11	40,000	40,371

Salem, Oregon Hospital Facility Authority Revenue VRDB, Series 2008-B, Salem Hospital Project (U.S. Bank N.A. LOC), 0.32%, 12/8/10	6,000	6,000
		65,716

Pennsylvania – 3.6%

Allegheny County Hospital Development Authority Revenue VRDB, Series 2003, UPMC Senior Living Corp. (FNMA LOC), 0.28%, 12/8/10	10,505	10,505

Allegheny County Hospital Development Authority Revenue VRDB, Series C, University Pittsburgh Medical Center (PNC Bancorp LOC), 0.24%, 12/8/10	6,500	6,500

Allegheny County IDA Health Care Revenue VRDB, Series 2008-B, Vincentian Collaborative (PNC Bancorp, Inc. LOC), 0.28%, 12/8/10	2,725	2,725

Allegheny County IDA Revenue VRDB, Education Center Watson (PNC Bancorp, Inc. LOC), 0.28%, 12/8/10	6,000	6,000

Beaver County IDA PCR Refunding VRDB, Series B, First Energy (Royal Bank of Scotland N.V. LOC), 0.28%, 12/8/10	14,235	14,235

Beaver County IDA PCR Refunding VRDB, Series 2006, First Energy Generation (Barclays Plc LOC), 0.29%, 12/1/10	6,000	6,000

Beaver County IDA PCR Refunding VRDB, Series 2008 A, First Energy (Bank of Nova Scotia LOC), 0.27%, 12/8/10	12,500	12,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Pennsylvania – 3.6% – continued

Bethlehem Area School District Authority School Revenue VRDB, Series E-12 (Royal Bank of Canada LOC), 0.30%, 12/8/10 (1)	$5,000	$5,000

Cumberland County Municipal Authority Revenue Refunding VRDB, Series 2006, Asbury Obligated Group (KBC Groep N.V. LOC), 0.30%, 12/8/10	7,155	7,155

Delaware River Port Authority Pennsylvania & New Jersey Revenue Refunding VRDB, Series 2008-B (TD Banknorth, Inc. LOC), 0.25%, 12/8/10	3,700	3,700

Lancaster County Hospital Authority Senior Living Facilities Revenue VRDB, Series 2000, Quarryville Presbyterian (M&T Bank Corp. LOC), 0.28%, 12/8/10	13,770	13,770

Lancaster IDA Revenue VRDB, Series 2007, Mennonite Home Project (M&T Bank Corp. LOC), 0.35%, 12/8/10	1,610	1,610

Lancaster IDA Revenue Willow Valley Retirement, Series 2009-A (PNC Bancorp, Inc. LOC), 0.26%, 12/8/10	9,900	9,900

Lower Merion School District VRDB, Series 2009-B, Capital Project (U.S. Bank N.A. LOC), 0.27%, 12/8/10	6,000	6,000

Montgomery County IDA Retirement Community Revenue VRDB, Acts Retirement Life Community (TD Banknorth, Inc. LOC), 0.25%, 12/1/10	3,150	3,150

Pennsylvania Higher Educational Facilities Authority College & University Revenues VRDB, Series 2007, Pennsylvania College Optometry (Wachovia Bank N.A. LOC), 0.30%, 12/8/10	7,620	7,620

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series I-4, Association of Independent Colleges (M&T Bank Corp. LOC), 0.30%, 12/8/10	13,600	13,600

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Pennsylvania – 3.6% – continued

Pennsylvania Housing Finance Agency Multifamily Revenue VRDB, Series 2008, Special Limited Obligation-Foxwood (Bank of America N.A. LOC), 0.28%, 12/8/10	$8,000	$8,000

Pennsylvania State Turnpike Community Turnpike Revenue Refunding Bonds, Series A-2, 0.32%, 12/8/10	6,000	6,000

Turnpike Community Revenue Refunding Bonds, Series A-1, 0.34%, 12/8/10	25,000	25,000

West Cornwall Township Municipal Authority Revenue VRDB, Series 2006, Senior Living Facility Lebanon Valley (PNC Bancorp, Inc. LOC), 0.28%, 12/8/10	4,100	4,100
		173,070

South Carolina – 1.1%

Charleston Educational Excellence Financing Corp. Revenue Bonds, Charleston County School District, 0.31%, 12/8/10 (1)	9,115	9,115

Columbia Waterworks and Sewer Systems Revenue VRDB, Series 2009 (U.S. Bank N.A. LOC), 0.25%, 12/1/10	6,000	6,000

Florence County Hospital Revenue VRDB, Series B, McLeod Regional Medical Center (Wells Fargo Bank N.A. LOC), 0.30%, 12/8/10	9,400	9,400

Greenville Hospital System Hospital Facilities Revenue Refunding VRDB, Series 2008-D (Wachovia Bank N.A. LOC), 0.30%, 12/8/10	7,700	7,700

Jobs Economic Development Authority Revenue VRDB, Series 2003, Medical University Facilities Corp. Project (Wachovia Bank N.A. LOC), 0.30%, 12/8/10	4,000	4,000

Jobs EDA Hospital Revenue Refunding VRDB, Series 2009-C, Anmed Health (BB&T Corp. LOC), 0.28%, 12/8/10	5,000	5,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

South Carolina – 1.1% – continued

Piedmont Municipal Power Agency Electric Revenue VRDB, Series 2008-C (AGM Corp. Insured), 0.33%, 12/8/10	$10,200	$10,200
		51,415

South Dakota – 0.4%

South Dakota Health & Educational Facilities Authority Revenue VRDB, Series 2004-B, Sioux Valley Hospitals & Health (U.S. Bank N.A. LOC), 0.31%, 12/8/10	4,630	4,630

South Dakota Health & Educational Facilities Authority Revenue VRDB, Series 2008, Regional Health (U.S. Bank N.A. LOC), 0.27%, 12/1/10	7,265	7,265

South Dakota Housing Development Authority VRDB, Series 2009-A, Homeownership Mortgage, 0.27%, 12/8/10	4,900	4,900
		16,795

Tennessee – 2.5%

Blount County Public Building Authority VRDB, Series 2008 C-3-A, Local Government Public Improvement, 0.30%, 12/8/10	7,700	7,700

Blount County Public Building Authority VRDB, Series C-1-A, Local Government Public Improvement, 0.29%, 12/8/10	16,650	16,650

Hendersonville Industrial Development Board Multi-family Housing Revenue Refunding VRDB, Series 1998, Windsor Park Project (FNMA Insured), 0.32%, 12/8/10	3,095	3,095

Knox County Health & Educational Facilities Board Revenue VRDB, Johnson Bible College Project, 0.30%, 12/8/10	6,570	6,570

Metropolitan Government Nashville & Davidson County Health & Education Facilities Board Revenue Refunding VRDB, Series 2009, Belmont University (FHLB of Atlanta LOC), 0.27%, 12/8/10	8,010	8,010

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Tennessee – 2.5% – continued

Metropolitan Government Nashville & Davidson County Health & Education Facilities Board Revenue Refunding VRDB, Series 2009, Lipscomb University Project (FHLB of Atlanta LOC), 0.27%, 12/8/10	$16,960	$16,960

Metropolitan Government Nashville & Davidson County Industrial Development Board Multifamily Housing Refunding VRDB, Series 2004, Ridgelake Apartments Project (FHLMC Gtd.), 0.30%, 12/8/10	17,029	17,029

Metropolitan Government Nashville & Davidson County Industrial Development Board Revenue Refunding Bonds, Series 2002, Multifamily Housing Spinnaker (FNMA Gtd.), 0.29%, 12/8/10	350	350

Shelby County Health Educational & Housing Facilities Board Revenue VRDB, Series 2007-B, Trezevant Manor Project (Bank of America N.A. LOC), 0.30%, 12/8/10	3,700	3,700

Tennergy Corp. Gas Revenue VRDB, Series 1260B (BNP Paribas LOC), 0.32%, 12/8/10(1)	27,625	27,625
Tennessee State Local Development Authority Revenue Notes, Series A, Student Loan Program BANS, 2.00%, 6/24/11	10,000	10,087
		117,776

Texas – 10.2%

Atascosa County Industrial Development Corp. PCR Refunding VRDB, Series 2008, San Miguel Electric Cooperative (National Rural Utilities Cooperateive Finance Corp. Gtd.), 0.50%, 12/8/10	9,600	9,600

Austin Hotel Occupancy Tax Revenue Refunding VRDB, Subseries 2008-A (Dexia Credit Local LOC), 0.32%, 12/8/10	5,970	5,970

Bexar County Multi-family Housing Finance Corp. Revenue Refunding VRDB, Series 2009, Palisades Park Apartments Project (FHLMC Insured), 0.30%, 12/8/10	2,880	2,880

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Texas – 10.2% – continued

Bexar County Multi-family Housing Finance Corp. Revenue VRDB, Series 2005-A, Summit Hills Apartments Project (FHLMC Insured), 0.31%, 12/8/10	$3,500	$3,500

Bexar County Revenue Venue Project (Clipper Tax Exempt Certificate Trust Escrowed), 0.33%, 12/8/10 (1)	2,829	2,829

Brazos County Health Facilities Refunding VRDB, Series 2009, Burleson St. Joseph (Wells Fargo Bank N.A. LOC), 0.40%, 12/8/10	7,740	7,740

Brazos Harbor Industrial Development Corp. Revenue Refunding VRDB, Series 2001, BASF Corp. Project (BASF Gtd.), 0.43%, 12/8/10	7,700	7,700

Crawford Education Facilities Corp. Revenue Bonds, Series 2008, Hyde Park Baptist School Project (JPMorgan Chase Bank N.A. LOC), 0.28%, 12/8/10	1,225	1,225

Harris County Health Facilities Development Corp. Hospital Revenue VRDB, Series 2007-B, Baylor College of Medicine (JPMorgan Chase Bank N.A. LOC), 0.27%, 12/1/10	11,300	11,300

Houston Independent School District VRDB, Series 2004, Schoolhouse, 0.27%, 12/8/10	27,240	27,240

Houston Utility System Revenue Refunding Bonds, Series 2010 E-14 (Royal Bank of Canada LOC), 0.30%, 12/8/10 (1)	25,000	25,000

JPMorgan Chase Putters & Drivers Trust Various States Revenue Notes, Series 3812, 0.28%, 12/1/10 (1)(2)	30,000	30,000

Katy Independent School District G.O. VRDB, Cash Building, 0.28%, 12/8/10	24,200	24,200

Lovejoy Independent School District G.O. Bonds, Series DB-514, School Building, 0.30%, 12/8/10 (1)	3,275	3,275

Lower Neches Valley Authority PCR VRDB, Series 1987, Chevron USA, Inc. Project (Chevron Corp. Gtd.), 0.35%, 2/14/11	11,805	11,805

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Texas – 10.2% – continued

Lubbock Independent School District G.O. VRDB, Series 2004-A, School Building, 0.30%, 12/8/10	$570	$570

Mansfield Independent School District G.O. VRDB, School Building (Texas Permanent School Fund Gtd.), 0.33%, 12/8/10	9,750	9,750

Nueces County Health Facilities Development Corp. Revenue Driscoll Children’s Foundation (JPMorgan Chase Bank N.A. LOC), 0.30%, 12/8/10	10,100	10,100

Panhandle Regional Multi-family Housing Finance Corp. Revenue VRDB, Series 2008, Jason Ave Residential Apartments (FHLMC LOC), 0.30%, 12/8/10	7,500	7,500

Port Arthur Navigation District Environmental Facilities Revenue VRDB, Series 2009-B, Motiva Enterprises (Motiva Gtd.), 0.29%, 12/1/10	15,000	15,000

Port Arthur Navigation District Environmental Facilities Revenue VRDB, Series 2009-C, Motiva Enterprises (Motiva Gtd.), 0.29%, 12/1/10	15,000	15,000

Port Arthur Navy District Environmental Facilities Revenue Refunding VRDB, Series 2010-C, Motiva Enterprises, 0.29%, 12/1/10	20,400	20,400

Port Arthur Navy District Exempt Facilities Revenue VRDB, Series 2010, Total Petrochemicals USA, 0.30%, 12/8/10	12,500	12,500

San Antonio Multifamily Housing Trust Financial Corp. Revenue VRDB, Series 2010, Cevallos Lofts Apartments (FHLMC LOC), 0.31%, 12/8/10	11,250	11,250

State of Texas TRANS, Series 2011 BE, 2.00%, 8/31/11	145,000	146,770

Tarrant County Multifamily Housing Financial Corp. Revenue VRDB, Series 2003, Housing Gateway Apartments (FNMA Gtd.), 0.29%, 12/8/10	1,465	1,465

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Texas – 10.2% – continued

Texas Department Multi-family Housing & Community Affairs Revenue VRDB, Woodmont Apartments (Bank of America N.A. LOC), 0.30%, 12/8/10	$15,000	$15,000

Texas Transportation Commission Revenue VRDB, Series B, First Tier, 0.31%, 12/8/10	23,000	23,000

Texas Water Development Board Revenue Refunding VRDB, Series 2007-A, State Revolving Sub Lien, 0.31%, 12/1/10	1,309	1,309

Travis County Housing Finance Corp. Student Housing Revenue Bonds, College Houses Project (Wachovia Bank N.A. LOC), 0.28%, 12/8/10	10,475	10,475
Tyler Independent School District G.O. VRDB, Series A, School Building, 0.35%, 12/8/10	9,300	9,300
		483,653

Utah – 0.6%

Utah Housing Corp. Multi-family Revenue VRDB, Series 2009-A, Housing Timbergate (FHLMC LOC), 0.31%, 12/8/10	2,625	2,625

Utah Housing Corp. Multifamily Revenue VRDB, Series 2009-A, Florentine Villas (Wells Fargo Bank N.A. LOC), 0.33%, 12/8/10	5,500	5,500

Utah St. Board Regents Revenue Refunding VRDB, Hospital University Utah (Wells Fargo Bank N.A. LOC), 0.31%, 12/8/10	2,900	2,900
Utah Water Finance Agency Revenue VRDB, Series 2008 B-2, 0.29%, 12/8/10	17,300	17,300
		28,325

Vermont – 0.3%

Vermont Educational & Health Buildings Financing Agency Revenue VRDB, Series A, Porter Hospital Project (TD Banknorth, Inc. LOC), 0.25%, 12/8/10	5,620	5,620

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Vermont – 0.3% – continued
Vermont Housing Finance Agency Student Housing Facilities Revenue VRDB, Series 2004-A, West Block University of Vermont Project (Banco Santander S.A. LOC), 0.45%, 12/8/10	$8,075	$8,075
		13,695

Virginia – 1.6%

Fairfax County Economic Development Authority Revenue Refunding VRDB, Retirement-Greenspring (Wachovia Bank N.A. LOC), 0.27%, 12/8/10	17,670	17,670

Hampton Virginia Redevelopment & Housing Authority Multifamily Housing Revenue Refunding VRDB, Hampton Center Apartments Project (FHLMC Insured), 0.30%, 12/8/10	5,100	5,100

Hanover County Virginia Economic Development Authority Revenue Refunding VRDB, Series 2008 D-2, Bon Secours Health (U.S. Bank National Association LOC), 0.28%, 12/8/10	9,700	9,700

Lynchburg, Virginia IDA Revenue VRDB, Series B, Hospital Centra Health (BB&T Corp. LOC), 0.30%, 12/8/10	3,535	3,535

University Virginia University Revenues, Series 2006, 0.30%, 12/8/10 (1)	12,000	12,000

Virginia College Building Authority Virginia Educational Facilities Revenue VRDB, Series 2009-A, University of Richmond Virginia, 0.40%, 3/1/11	10,085	10,085
Virginia Small Business Financing Authority Revenue VRDB, Series 2008, Virginia Museum Fine Arts Foundation (Wachovia Bank N.A. LOC), 0.32%, 12/8/10	20,000	20,000
		78,090

Washington – 2.6%

Everett Washington Public Facilities District Project Revenue VRDB, Series 2007, 0.50%, 12/1/10	17,015	17,015

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Washington – 2.6% – continued

Washington St. Health Care Facilities Authority Revenue VRDB, Series 2008-B, Southwest Wash Medical Center (Bank of America N.A. LOC), 0.32%, 12/8/10	$6,765	$6,765

Washington St. Health Care Facilities Authority Revenue VRDB, Series 2009-C, Swedish Health Services (U.S. Bank N.A. LOC), 0.27%, 12/8/10	12,000	12,000

Washington St. Health Care Facilities Authority Revenue VRDB, Series A, Fred Hutchinson (Bank of America N.A. LOC), 0.30%, 12/8/10	21,825	21,825

Washington St. Health Care Facilities Authority Revenue VRDB, Series B, Catholic Health, 0.27%, 12/8/10	20,600	20,600

Washington St. Higher Education Facilities Authority Revenue Refunding VRDB, Series 2007, St. Martins University Project (U.S. Bank N.A. LOC), 0.29%, 12/8/10	8,600	8,600

Washington St. Housing Finance Community Nonprofit Revenue Refunding VRDB, Series 2007, Judson Park Project (Banco Santander S.A. LOC), 0.30%, 12/8/10	7,400	7,400

Washington St. Housing Finance Community Nonprofit Revenue VRDB, Series 2008, The Overlake School Project (Wells Fargo Bank N.A. LOC), 0.30%, 12/8/10	4,985	4,985

Washington State G.O., Series B-13, 0.30%, 12/8/10 (1)	1,350	1,350

Washington State Health Care Facilities Authority Revenue VRDB, Association Community Migrant Health (U.S. Bank N.A. LOC), 0.31%, 12/8/10	1,065	1,065

Washington State Health Care Facilities Authority Revenue VRDB, Series 2009-A, Multicare Health Systems (Wells Fargo Bank N.A. LOC), 0.32%, 12/8/10	3,500	3,500

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Washington – 2.6% – continued

Washington State Higher Education Facilities Authority Revenue VRDB, Series 2003-A, Cornish College Arts Project (Bank of America N.A. LOC), 0.46%, 12/8/10	$1,900	$1,900

Washington State Higher Education Facilities Authority Revenue VRDB, Series B, Puget Sound Project (Bank of America N.A. LOC), 0.32%, 12/8/10	6,000	6,000

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series C, Skyline At First Hill Project (Bank of America N.A. LOC), 0.28%, 12/8/10	1,310	1,310
Washington State Housing Financial Commission Nonprofit Housing Revenue VRDB, Kenney Home Project (Banco Santander S.A. LOC), 0.30%, 12/8/10	8,810	8,810
		123,125

West Virginia – 0.9%

West Virginia St. Hospital Finance Authority Hospital Revenue VRDB, Series 2008-A, Ref & Improvement - Cabell Hospital (BB&T Corp. LOC), 0.30%, 12/8/10	23,480	23,480
West Virginia St. Hospital Finance Authority Hospital Revenue VRDB, Series 2008-B, Ref & Improvement - Cabell Hospital (BB&T Corp. LOC), 0.30%, 12/8/10	18,475	18,475
		41,955

Wisconsin – 3.1%

La Crosse Development Revenue VRDB, Series 2008, University Wisconsin – La Crosse Foundation (Wells Fargo Bank N.A. LOC), 0.40%, 12/8/10	6,300	6,300

Milwaukee Wisconsin G.O. Bonds, Series 2010 R-4, Cash Flow Promissory Notes, 1.50%, 12/15/10	20,000	20,009

Wisconsin Health & Education Facilities (JPMorgan Chase Bank N.A. LOC), 0.42%, 9/1/11	10,000	10,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Wisconsin – 3.1% – continued

Wisconsin Health & Education Facilities, (JPMorgan Chase Bank N.A. LOC), 0.42%, 9/1/11	$20,000	$20,000

Wisconsin Health and Educational Facilities Authority Revenue Refunding VRDB, Series 2009, Concordia University, Inc. (JPMorgan Chase Bank N.A. LOC), 0.30%, 12/8/10	3,105	3,105

Wisconsin St. Health & Educational Facilities Authority Revenue Bonds, Series 2004, Wisconsin Institute Torah Study, Inc. (Harris Bankcorp, Inc. LOC), 0.27%, 12/8/10	2,950	2,950

Wisconsin St. Health & Educational Facilities Authority Revenue Bonds, Series B, Beaver Dam Community Hospitals (U.S. Bank N.A. LOC), 0.27%, 12/8/10	9,010	9,010

Wisconsin St. Health & Educational Facilities Authority Revenue VRDB, Goodwill Industries Southeastern Project (JPMorgan Chase Bank N.A. LOC), 0.30%, 12/8/10	3,065	3,065

Wisconsin St. Health & Educational Facilities Authority Revenue VRDB, Series 2001-B, Newcastle Place Project (Bank of America N.A. LOC), 0.28%, 12/8/10	10,310	10,310

Wisconsin St. Health & Educational Facilities Authority Revenue VRDB, Series 2002-B, WHA Capital Access-Vernon (U.S. Bank N.A. LOC), 0.30%, 12/1/10	1,115	1,115

Wisconsin State G.O. Bonds TRANS, Series 2010, Operating Note, 2.00%, 6/15/11	30,000	30,242

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2003, Mequon Jewish Project (JPMorgan Chase Bank N.A. LOC), 0.40%, 12/8/10	3,240	3,240

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2008-A, Meriter Retirement Services (KBC Groep N.V. LOC), 0.31%, 12/8/10	3,150	3,150

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued	NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 98.9% – continued

Wisconsin – 3.1% – continued

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2009, Mercy Alliance, Inc. (U.S. Bank N.A. LOC), 0.27%, 12/8/10	$22,000	$22,000
Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2009-A, Froedtert & Community Health (U.S. Bank N.A. LOC), 0.27%, 12/8/10	5,000	5,000
		149,496

Municipal States Pooled Securities – 2.8%

BB&T Municipal Trust Various States, Series 1039 (BB&T Corp. LOC), 0.35%, 12/8/10	25,000	25,000

Federal Home Loan Mortgage Corp. Multifamily VRDB Rate Certificates, 0.33%, 12/8/10 (3)	19,150	19,150

0.35%, 12/8/10 (3)	86,366	86,366
		130,516
Total Municipal Investments
(Cost $4,698,821)		4,698,821

Total Investments – 98.9%

(Cost $4,698,821) (4)		4,698,821
Other Assets less Liabilities – 1.1%		51,262
NET ASSETS – 100.0%		$4,750,083

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	Restricted security has been deemed illiquid. At November 30, 2010, the value of this restricted illiquid security amounted to approximately $30,000,000 or 0.6% of net assets. Additional information on this restricted, illiquid security is as follows:

ENFORCEABLE SECURIT Y	ACQUISITION AND DATE	ACQUISITION COST (000S)
JPMorgan Chase Putters & Drivers Trust Various States Revenue Notes, 0.28%, 12/8/10	11/29/10	$30,000

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that this entity continues to meet its obligations to holders of bonds that it has issued or guaranteed.
(4)	The cost for federal income tax purposes was $4,698,821.

Percentages shown are based on Net Assets.

At November 30, 2010, the industry sectors for the Municpal Portfolio were:

INDUSTRY SECTOR	% OF NET ASSETS
Air, Transportation, Water Services and Solid Waste Management	9.8%
Educational Services	12.7
Executive, Legislative and General Government	20.5
General Medical, Surgical and Nursing and Personal Care	7.9
Health Services and Residential Care	5.0
Urban and Community Development,
Housing Programs and Social Services	17.4
All other sectors less than 5%	26.7

Total	100%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market price in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuatuions based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Municipal Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Municipal Portfolio	$–	$4,698,821(1)	$–	$4,698,821

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2010

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ABAG	Association of Bay Area Governments	G.O.	General Obligation
AGM	Assured Guaranty Municipal Corporation	Gtd.	Guaranteed
BANS	Bond Anticipation Notes	IDA	Industrial Development Authority
COPS	Certificates of Participation	IDR	Industrial Development Revenue
FDIC	Federal Deposit Insurance Corporation	LOC	Letter of Credit
FFCB	Federal Farm Credit Bank	PCF	Pollution Control Financing
FHLB	Federal Home Loan Bank	PCR	Pollution Control Revenue
FHLMC	Federal Home Loan Mortgage Corporation	SFM	Single Family Mortgage
FNMA	Federal National Mortgage Association	TANS	Tax Anticipation Notes
FRN	Floating Rate Notes	TRANS	Tax and Revenue Anticipation Notes
FRCD	Floating Rate Certificates of Deposit	VRDB	Variable Rate Demand Bonds
GNMA	Government National Mortgage Association

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	65	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 21 portfolios as of November 30, 2010, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for all of the Trust’s money market portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Presented herein are the financial statements for the following six money market portfolios: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Treasury Portfolio, Tax-Exempt Portfolio and Municipal Portfolio (each a “Portfolio” and collectively, the “Portfolios”). Each of these diversified Portfolios is authorized to issue three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2010, Shares and Service Shares were outstanding for each of the Portfolios except the Treasury Portfolio, which has only Shares outstanding. Premier Shares are not currently offered to investors.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Portfolio’s classes is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES The investments held by the Portfolios are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) CREDIT ENHANCEMENTS Certain investments owned by the Portfolios (primarily the Tax-Exempt Portfolio and Municipal Portfolio) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Portfolio’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Portfolios may enter into repurchase agreements under which they purchase securities for cash from a seller and agree to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago. The Portfolios are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios for such services. The Diversified Assets Portfolio, Government Portfolio and Treasury Portfolio have entered into such joint repurchase agreements at November 30, 2010, as reflected in their accompanying Schedules of Investments.

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NOVEMBER 30, 2010

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Certain Portfolios may receive dividend income from investment companies. Dividend income is recognized on the ex-dividend date. The Tax-Exempt and Municipal Portfolios’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Each Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

At November 30, 2010, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED LOSSES
Diversified Assets	$ —	$ —
Government	7	(7)
Government Select	20	(20)
Treasury	—	—
Tax-Exempt	—	—
Municipal	2	(2)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2010, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$215
Government	—	134
Government Select	—	269
Treasury	—	370
Tax-Exempt	34	—
Municipal	471	1

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2010, was as follows:

	DISTRIBUTED FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$2,114
Government	—	1,126
Government Select	—	3,733
Treasury	—	2,837
Tax-Exempt	364	1
Municipal	5,805	37

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year ended November 30, 2009, was as follows:

	DISTRIBUTED FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$27,224
Government	—	17,118
Government Select	—	42,432
Treasury	—	1,722
Tax-Exempt	5,110	230
Municipal	30,325	350

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Portfolios are subject to the provisions of the Accounting Standards Codification (“ASC”) 740-10, Income Taxes, Overall and Accounting Standards Updates (“ASU”) 2009-6 Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities. These standards provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Portfolios’ financial statements.

As of November 30, 2010, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended November 30, 2006 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). For the fiscal year ended November 30, 2010, the investment adviser agreed to waive a portion of the advisory fees, which is shown as “Less waivers of investment advisory fees,” in the accompanying Statements of Operations. Effective April 1, 2010, the annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	ANNUAL ADVISORY FEE	LESS WAIVERS	ADVISORY FEE AFTER WAIVERS
Diversified Assets	0.25%	—%	0.25%
Government	0.25%	—%	0.25%
Government Select	0.20%	0.10%	0.10%
Treasury	0.20%	0.10%	0.10%
Tax-Exempt	0.25%	—%	0.25%
Municipal	0.20%	0.10%	0.10%

Prior to April 1, 2010, the waivers described above were voluntary and could be modified or terminated at any time. Starting April 1, 2010, the investment adviser contractually agreed to waive a portion of the advisory fees charged to the Portfolios in the same amount that it previously voluntarily waived. The contractual waiver arrangements are expected to continue until at least April 1, 2011. After this date, the investment adviser or the Portfolios may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangement at any time with respect to a Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES	SERVICE SHARES
Diversified Assets	$86	$7
Government	31	4
Government Select	100	13
Treasury	11	—
Tax-Exempt	24	—
Municipal	49	5

Certain amounts of transfer agent fees were reimbursed to the Portfolios by the investment adviser. For further information, please refer to Note 5.

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NOVEMBER 30, 2010

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Portfolios have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits are shown as “Less Custodian Credits” in the Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolios at the annual rate of 0.10 percent of the average daily net assets of each Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, NTI, as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.10 percent of each Portfolio’s average daily net assets.

The expenses reimbursed during the fiscal year ended November 30, 2010, under such arrangements are shown as “Less expenses reimbursed by administrator” in the accompanying Statements of Operations. The expense reimbursement receivable at November 30, 2010 is shown as part of “Receivable from affiliates for expense reimbursements” in the accompanying Statement of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets and/or Global Tactical Asset Allocation Portfolios of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. ADDITIONAL EXPENSE REIMBURSEMENT

In order to avoid a negative yield, the investment adviser may reimburse class-specific and portfolio level expenses of a Portfolio, as necessary. Any such expense reimbursement would be voluntary and could be implemented, increased or decreased or discontinued at any time. During the fiscal year ended November 30, 2010, the investment adviser reimbursed class-specific and portfolio level expenses, including certain amounts of advisory, administrative, transfer agent, shareholder servicing fees and other expenses, in order to avoid a negative yield, for the Portfolios. Portfolio level expenses reimbursed by the investment adviser were allocated among the share classes in proportion to the relative net assets of each class. The amounts reimbursed by the investment adviser are shown as “Less expenses reimbursed by investment adviser” in the Statements of Operations and the amounts outstanding at November 30, 2010 are included as part of “Receivable from affiliates for expense reimbursements” in the Statements of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolios by the investment adviser.

6. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Servicing Agents”) under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service Shares and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service Shares and Premier Shares, respectively.

The shareholder servicing fees are included in “Shareholder servicing fees” expenses on the Statements of Operations.

Certain amounts of shareholder servicing fees were reimbursed to the Portfolios by the investment adviser. For further information, please refer to Note 5.

As compensation for services rendered as a Servicing Agent, Northern Trust received shareholder servicing fees for the fiscal year ended November 30, 2010, as follows:

Amounts in thousands	SERVICE SHARES
Diversified Assets	$84
Government	4
Government Select	23

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NOTES TO THE FINANCIAL STATEMENTS continued

7. BANK BORROWINGS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At November 30, 2010, the Portfolios did not have any outstanding loans.

Interest expense for the fiscal year ended November 30, 2010, was approximately $3,000 for the Government Select Portfolio. When utilized, the average dollar amount of the Government Select Portfolio’s borrowings was $31,800,000 and the weighted average interest rate on these borrowings was 1.03 percent for the fiscal year ended November 30, 2010. No other Portfolios incurred any interest expense during the fiscal year ended November 30, 2010.

8. CAPITAL SHARE TRANSACTIONS

Transactions in Shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$132,985,603	$173	$(133,732,916)	$(747,140)
Government	119,239,766	60	(119,219,085)	20,741
Government Select	113,628,178	317	(115,844,084)	(2,215,589)
Treasury	43,512,668	189	(41,475,850)	2,037,007
Tax-Exempt	7,995,331	1	(8,403,676)	(408,344)
Municipal	28,168,486	411	(29,533,509)	(1,364,612)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$128,134,425	$431	$(127,723,290)	$411,566
Government	151,759,465	610	(153,851,041)	(2,090,966)
Government Select	123,926,461	2,726	(124,600,590)	(671,403)
Treasury	25,325,977	146	(22,864,310)	2,461,813
Tax-Exempt	6,932,949	10	(6,362,873)	570,086
Municipal	27,462,926	2,294	(26,267,251)	1,197,969

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN NET ASSETS
Diversified Assets	$1,153,166	$—	$(1,167,637)	$(14,471)
Government	369,457	—	(385,016)	(15,559)
Government Select	935,069	—	(945,850)	(10,781)
Tax-Exempt	19,230		(22,434)	(3,204)
Municipal	94,361	—	(128,212)	(33,851)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$1,411,708	$—	$(1,437,468)	$(25,760)
Government	639,212	—	(748,092)	(108,880)
Government Select	978,271	—	(1,358,744)	(380,473)
Tax-Exempt	33,169	—	(33,268)	(99)
Municipal	149,000	—	(147,754)	1,246

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

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NOVEMBER 30, 2010

Transactions in Premier Shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN NET ASSETS
Government	$—	$—	$(5,593)	$(5,593)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

9. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Diversified Assets Portfolio (the “Portfolio”).

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC Security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board of Trustees had the right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the loss incurred on the sale of the Security, meeting its contractual obligation under the CSA. The payment amounted to approximately $12,458,000, and is included as “Net Realized Gain on Capital Support Agreement” on the Portfolio’s fiscal year 2009 Statement of Changes in Net Assets. On June 25, 2009, upon the sale of the Security, the CSA terminated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures. Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, of which there were no significant transfers to disclose for the Portfolios during the reporting period; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this requirement under ASU 2010-06 and the impact it will have to the Portfolios’ financial statement disclosures. All other disclosures required by ASU 2010-06 were adopted on June 1, 2010, and are reflected in these financial statements.

11. SUBSEQUENT EVENTS

At a meeting held on November 5, 2010, the Board of Trustees of Northern Institutional Funds approved a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate, plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility, went into effect on December 9, 2010, replaced the existing credit agreement administered by Deutsche Bank A.G. The New Credit Facility will expire on December 8, 2011, unless renewed.

Management has evaluated subsequent events for the Portfolios through the date the financial statements were issued, and has concluded, other than the item noted above that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MONEY MARKET PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets, Government, Government Select, Treasury, Tax-Exempt, and Municipal Portfolios, comprising the Money Market Portfolios (the “Portfolios”) of the Northern Institutional Funds as of November 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select, Treasury, Tax-Exempt, and Municipal Portfolios at November 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 24, 2011

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MONEY MARKET PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2010 (UNAUDITED)

During the fiscal year ended November 30, 2010, the percentage of dividends derived from net investment income paid by each of the following Portfolios as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: Tax-Exempt Portfolio – 99.98% and Municipal Portfolio – 99.36%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2012. The Trust has designated the following percentages of income of the respective Portfolios as Qualified Interest Income (QII) for the fiscal year ended November 30, 2010:

Diversified Assets	100%
Government	100%
Government Select	100%
Treasury	100%

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MONEY MARKET PORTFOLIOS

FUND EXPENSES

As a shareholder of the Portfolios, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2010, through November 30, 2010.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/10 - 11/30/10” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

DIVERSIFIED ASSETS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.31%	$1,000.00	$1,000.20	$1.55
Hypothetical	0.31%	$1,000.00	$1,023.51	$1.57	**
SERVICE SHARES
Actual	0.31%	$1,000.00	$1,000.20	$1.55
Hypothetical	0.31%	$1,000.00	$1,023.51	$1.57	**

GOVERNMENT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.22%	$1,000.00	$1,000.20	$1.10
Hypothetical	0.22%	$1,000.00	$1,023.97	$1.12	**
SERVICE SHARES
Actual	0.22%	$1,000.00	$1,000.20	$1.10
Hypothetical	0.22%	$1,000.00	$1,023.97	$1.12	**

GOVERNMENT SELECT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.19%	$1,000.00	$1,000.20	$0.95
Hypothetical	0.19%	$1,000.00	$1,024.12	$0.96	**
SERVICE SHARES
Actual	0.19%	$1,000.00	$1,000.10	$0.95
Hypothetical	0.19%	$1,000.00	$1,024.12	$0.96	**

TREASURY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.15%	$1,000.00	$1,000.40	$0.75
Hypothetical	0.15%	$1,000.00	$1,024.32	$0.76	**

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2010. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

MONEY MARKET PORTFOLIOS	74	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2010 (UNAUDITED)

TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.28%	$1,000.00	$1,000.20	$1.40
Hypothetical	0.28%	$1,000.00	$1,023.66	$1.42	**
SERVICE SHARES
Actual	0.28%	$1,000.00	$1,000.20	$1.40
Hypothetical	0.28%	$1,000.00	$1,023.66	$1.42	**

MUNICIPAL

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.20%	$1,000.00	$1,000.60	$1.00
Hypothetical	0.20%	$1,000.00	$1,024.07	$1.01	**
SERVICE SHARES
Actual	0.29%	$1,000.00	$1,000.10	$1.45
Hypothetical	0.29%	$1,000.00	$1,023.61	$1.47	**

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2010. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	75	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex—Northern Funds offers 43 portfolios and Northern Institutional Funds offers 21 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 67 Trustee since 2005

•Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•Director of Big Shoulders Fund since 1997;

•Director of Children’s Memorial Hospital since 1998;

•Trustee of DePaul University from 1998 to 2009;

•Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•Director of Andrew Corporation (a communications product company) from 2006 to 2008.

•Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 70 Trustee since 1994

•Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•Principal and Co-Founder of Paradigm Capital, Ltd. since 1996;

•Founding Member and Director of the Illinois Venture Capital Association since 2001;

•Member of the Board of Trustees of Dominican University from 1996 to 2005;

•Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•Member of the Board of Governors of The Metropolitan Club since 2003;

•Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•Member of Advisory Council of Northwestern Brain Tumor Institute since 2010.

•None

Sharon Gist Gilliam Age: 67 Trustee since 2001

•Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•CEO of Chicago Housing Authority from 2006 to 2007;

•Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

•None

Sandra Polk Guthman Age: 66 Trustee since 1997

•Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994.

•None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex—36 portfolios offered by Northern Funds and 21 offered by Northern Institutional Funds.

MONEY MARKET PORTFOLIOS	76	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2010 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 72 Trustee since 2008

•Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007, Member of the Board of Directors since 1995;

•Director of Commonwealth Edison since 2007;

•President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•Director of Education Corporation of America since 2008;

•Chairman of the Japan America Society of Chicago since 2009;

•Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•Member of the Board of Trustees of the Northwestern Memorial Foundation since 2004;

•Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•Member of the Board of Trustees of Lafayette College since 1996;

•Member of the Board of Directors of the National Futures Association since 2010.

•Discover Financial Services; •Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); •Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 53 Trustee since 2000	•Partner in the law firm of Sidley Austin LLP.	•None

Richard P. Strubel Age: 71 Trustee since 1982 and Chairman since 2008

•Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

•Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); •Goldman Sachs Mutual Fund Complex (94 portfolios); •Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 67 Trustee since 2008

•Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•Chairman and President of the Allstate Financial Group from 2002 to 2007;

•Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present.

•GATX Corporation (transportation services). •Spirit Finance Corporation (real estate investment trust) (2003-2008).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	77	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 53 Trustee since 2008

•Director of The Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since May 2008;

•Chairman of Northern Trust Investments, N.A. since March 2008;

•President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•Executive Vice President of Northern Trust Corporation since October 2003;

•Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

•None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 53 50 South LaSalle Street Chicago, IL 60603 President since 2000

•Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	•Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000.

MONEY MARKET PORTFOLIOS	78	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2010 (UNAUDITED)

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 54 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 47 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•Senior Vice President of Northern Trust Investments, N.A. and Fund Administration of The Northern Trust Company since 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	•Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 50 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	•Senior Counsel at The Northern Trust Company since May 2000.

Owen T. Meacham, Esq. Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	•Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

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MONEY MARKET PORTFOLIOS

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MONEY MARKET PORTFOLIOS	80	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	81	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

INVESTMENT CONSIDERATIONS

DIVERSIFIED ASSETS PORTFOLIO1

GOVERNMENT PORTFOLIO1,3

GOVERNMENT SELECT PORTFOLIO1,3

MUNICIPAL PORTFOLIO1,2

TAX-EXEMPT PORTFOLIO1,2

TREASURY PORTFOLIO1,3

1 Money Market Risk: An investment in the Portfolios is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolios.

2 Tax-Free/AMT Risk: Tax-exempt Portfolios’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

3 U.S. Government Guarantee: U.S. government guarantees apply only to the underlying securities of a Portfolio and not the Portfolio’s shares.

MONEY MARKET PORTFOLIOS	82	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

INDEX DEFINITIONS

DIVERSIFIED ASSETS PORTFOLIO1

GOVERNMENT PORTFOLIO2

GOVERNMENT SELECT PORTFOLIO2

MUNICIPAL PORTFOLIO3

TAX-EXEMPT PORTFOLIO3

TREASURY PORTFOLIO4

1 iMoneyNet Fund AverageTM — First Tier Institutional includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

2 iMoneyNet Fund AverageTM — Government/Agencies Institutional includes the most broadly based of the government institutional portfolios. These portfolios may invest in U.S. Treasuries, U.S. agencies, repos or government-backed floating rate notes. It is not possible to invest directly in an index.

3 iMoneyNet Fund AverageTM — Tax-Free Institutional includes all institutional national and state tax free and municipal money funds. Portfolio holdings of tax-free portfolios include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, AMT paper and other tax-free holdings. It is not possible to invest directly in an index.

4 iMoneyNet Fund AverageTM — Treasury & Repo Institutional includes only institutional government portfolios that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury. It is not possible to invest directly in an index.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	83	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

MONEY MARKET PORTFOLIOS	84	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	PRIME OBLIGATIONS PORTFOLIO

12	ABBREVIATIONS AND OTHER INFORMATION

13	NOTES TO THE FINANCIAL STATEMENTS

17	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

18	TAX INFORMATION

19	FUND EXPENSES

20	TRUSTEES AND OFFICERS

27	INDEX DEFINITIONS

28	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Prime Obligations Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Prime Obligations Portfolio prospectus, which contains more complete information about Northern Institutional Funds Prime Obligations Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended November 30, 2010, market participants observed noteworthy improvements in the economic outlook and the functioning of the financial markets. However, anxiety lingered from uncertainty surrounding regulatory reform, mid-term Congressional elections and contagion concerns from the Eurozone region. More specific to the short-duration markets, the SEC approved and implemented modifications to Rule 2a-7 in an effort to strengthen the money market fund industry. The new rules covered requirements for liquidity, credit quality, portfolio maturity, operations and disclosures. By mid-year, the Dodd-Frank Wall Street Reform Act and the Consumer Protection Act were signed into law, creating provisions that will impact many parts of the financial system. The reforms led to additional market pressures after ratings agencies suggested that U.S. banking institutions may experience rating actions as a result. Finally, concerns over contagion from the eurozone sovereign debt crisis into the global banking sector temporarily widened credit spreads and lifted London Interbank Offered Rate, or LIBOR, rates. By period end, Greece and Ireland were granted financial assistance packages from the European Union and International Monetary Fund. Portugal, Spain and Italy remained under pressure, but seemed better positioned to remain independent of international support.

For the 12-month period, the Prime Obligations Portfolio posted a 0.15% return (Shares Class), outpacing the 0.08% return of its benchmark, the iMoneyNet Fund Average™ — First Tier Institutional. As of November 30, 2010, the Portfolio’s 7-day current yield was 0.14% (Shares Class).

We remain very selective in our purchases and continue to focus on maintaining high credit quality. Principal and liquidity preservation remain the primary objectives for the Portfolio. The Federal Reserve maintained its pledge to keep rates near zero for an “extended period,” and later committed to additional large-scale asset purchases of $600 billion in U.S. Treasuries while also reinvesting proceeds from its mortgage portfolio. Given the “lower for longer” outlook, we kept a long duration relative to the benchmark, taking advantage of any market sell-offs that created a steeper money market yield curve. In addition, we maintained a strong liquidity profile by committing a large percentage of the Portfolio to overnight maturities to accommodate any unexpected redemptions.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2010

TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.15%	0.02%	0.08%

FIVE YEAR	2.63	2.40	2.60	0.14	%**

SINCE INCEPTION	2.40	2.16	N/A

*Since inception of the Portfolio.

**For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2010. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been 0.08% for Shares as of November 30, 2010. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2010, the maturity analysis for the Prime Obligations Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	40.3%
2 - 15 DAYS	12.1
16 - 30 DAYS	7.3
31 - 60 DAYS	15.2
61 - 97 DAYS	13.1
98 - 180 DAYS	6.2
181 - 270 DAYS	2.9
271 DAYS - 1 YEAR	2.9

Information about Index Definitions can be found on page 27.

PORTFOLIO MANAGER

PETER YI
With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/10)

TICKER SYMBOL
SHARES	NPAXX
SERVICE SHARES	NPCXX
PREMIER SHARES*

INCEPTION DATE
SHARES	8/21/03
SERVICE SHARES	9/2/03
PREMIER SHARES*	11/18/05

TOTAL NET ASSETS	$4,781,597,624

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO
SHARES	0.27%
SERVICE SHARES	0.53
PREMIER SHARES*	—

*Currently, Premier Shares are not being offered to Investors.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

PRIME OBLIGATIONS PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2010

Amounts in thousands, except per share data	PRIME OBLIGATIONS PORTFOLIO
ASSETS:
Investments, at amortized cost	$4,279,453
Repurchase agreements, at cost which approximates fair value	660,892
Cash	196
Interest income receivable	4,194
Receivable for fund shares sold	380
Receivable from affiliates for expense reimbursements	272
Prepaid and other assets	23
Total Assets	4,945,410
LIABILITIES:
Payable for securities purchased	132,390
Payable for fund shares redeemed	29,922
Distributions payable to shareholders	559
Payable to affiliates:
Investment advisory fees	389
Administration fees	389
Custody and accounting fees	50
Shareholder servicing fees	13
Transfer agent fees	8
Trustee fees	24
Accrued other liabilities	68
Total Liabilities	163,812
Net Assets	$4,781,598
ANALYSIS OF NET ASSETS:
Capital stock	$4,781,509
Accumulated undistributed net investment income	89
Net Assets	$4,781,598
Net Assets:
Shares	$4,720,135
Service Shares	61,463
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	4,720,011
Service Shares	61,497
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00
Service Shares	1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010

Amounts in thousands	PRIME OBLIGATIONS PORTFOLIO
INVESTMENT INCOME:
Interest income	$14,787
Total Investment Income	14,787
EXPENSES:
Investment advisory fees	7,426
Administration fees	4,951
Custody and accounting fees	570
Transfer agent fees	51
Registration fees	72
Printing fees	38
Professional fees	102
Shareholder servicing fees	193
Trustee fees	66
Other	112
Total Expenses	13,581
Less waivers of investment advisory fees	(2,475)
Less expenses reimbursed by administrator	(3,435)
Less expenses reimbursed by investment adviser	(100)
Net Expenses	7,571
Net Investment Income	7,216
NET REALIZED GAINS:
Net realized gains on:
Investments	111
Net Gains	111
Net Increase in Net Assets Resulting from Operations	$7,327

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	PRIME OBLIGATIONS PORTFOLIO
Amounts in thousands	2010	2009
OPERATIONS:
Net investment income	$7,216	$10,352
Net realized gains (losses) on:
Investments	111	(4,150)
Capital Support Agreement	–	4,151
Net change in unrealized appreciation (depreciation) on:
Investments	–	9,939
Capital Support Agreement	–	(9,939)
Net Increase in Net Assets Resulting from Operations	7,327	10,353
CAPITAL SHARE TRANSACTIONS:(1)
Net increase in net assets resulting from Shares transactions	235,860	2,612,093
Net decrease in net assets resulting from Service Shares transactions	(29,693)	(36,579)
Net Increase in Net Assets Resulting from Capital Share Transactions	206,167	2,575,514
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(7,226)	(11,559)
Total Distributions to Shares Shareholders	(7,226)	(11,559)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(13)	(278)
Total Distributions to Service Shares Shareholders	(13)	(278)
Total Increase in Net Assets	206,255	2,574,030
NET ASSETS:
Beginning of year	4,575,343	2,001,313
End of year	$4,781,598	$4,575,343
Accumulated Undistributed Net Investment Income	$89	$5

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

PRIME OBLIGATIONS PORTFOLIO	SHARES
Selected per share data	2010(1)	2009(1)		2008		2007	2006
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–		0.03		0.05	0.05
Net realized and unrealized gains (losses)	–	–		–		–	–
Total from Investment Operations	–	–		0.03		0.05	0.05
LESS DISTRIBUTIONS PAID:
From net investment income	–	–		(0.03)		(0.05)	(0.05)
From net realized gains	–	–		–		–	–
Total Distributions Paid	–	–		(0.03)		(0.05)	(0.05)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return(2)	0.15%	0.43	%(3)	2.58	%(3)	5.23%	4.86%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,720,135	$4,484,188		$1,873,486		$4,425,630	$1,627,181
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.18	%(4)	0.16	%(5)	0.20%	0.20%
Expenses, before waivers, reimbursements and credits	0.27%	0.31%		0.29%		0.26%	0.27%
Net investment income, net of waivers, reimbursements and credits	0.15%	0.33%		2.73%		5.11%	4.82%
Net investment income, before waivers, reimbursements and credits	0.03%	0.20%		2.60%		5.05%	4.75%

	SERVICE
Selected per share data	2010(1)	2009(1)		2008		2007	2006
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–		0.02		0.05	0.04
Net realized and unrealized gains (losses)	–	–		–		–	–
Total from Investment Operations	–	–		0.02		0.05	0.04
LESS DISTRIBUTIONS PAID:
From net investment income	–	–		(0.02)		(0.05)	(0.04)
From net realized gains	–	–		–		–	–
Total Distributions Paid	–	–		(0.02)		(0.05)	(0.04)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return(2)	0.02%	0.20	%(3)	2.32	%(3)	4.96%	4.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$61,463	$91,155		$127,827		$167,473	$154,867
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.28%	0.43	%(4)	0.42	%(5)	0.46%	0.46%
Expenses, before waivers, reimbursements and credits	0.53%	0.57%		0.55%		0.52%	0.53%
Net investment income, net of waivers, reimbursements and credits	0.02%	0.08%		2.47%		4.85%	4.56%
Net investment income (loss), before waivers, reimbursements and credits	(0.23)%	(0.06)%		2.34%		4.79%	4.49%

(1)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Without the value of the Capital Support Agreement, the total return would have been 0.67% and 0.31% for the Shares and Service Shares, respectively, for the fiscal year ended November 30, 2009 and 2.30% and 2.06%, for Shares and Service Shares, respectively, for the fiscal year ended November 30, 2008.
(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $974,000 and $40,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes the Participation Fee of approximately $228,000 and $12,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO	NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 0.2%

Auto Receivables – 0.2%

Chrysler Financial Auto Securitization, Series 2010-A, Class A1,

0.57%, 10/11/11 (1)(2)	$12,644	$12,644
Total Asset-Backed Securities
(Cost $12,644)		12,644

CERTIFICATES OF DEPOSIT – 27.8%

Non-U.S. Depository Institutions – 27.3%

Australia & New Zealand Bank,

0.31%, 5/12/11	35,000	35,000

0.34%, 5/26/11	10,000	10,000

Bank of Montreal, Chicago Branch,

0.23%, 12/13/10	67,405	67,405

0.27%, 3/1/11	75,000	75,000

Bank of Nova Scotia, Houston,

0.27%, 12/1/10, FRCD	30,000	30,000

0.36%, 12/1/10, FRCD	12,000	12,000

0.38%, 12/1/10, FRCD	20,000	20,000

0.01%, 5/19/11	12,000	12,000

0.35%, 6/1/11	25,000	25,000

Barclays Bank PLC,

0.55%, 12/13/10, FRCD	25,000	25,000

Barclays Bank PLC, New York Branch,

0.22%, 12/7/10, FRCD	43,000	43,000

0.54%, 8/1/11	18,200	18,200

BNP Paribas S.A., Chicago Branch,

0.31%, 12/10/10	15,000	15,000

BNP Paribas S.A., London Branch,

0.30%, 1/10/11	5,000	5,000

0.30%, 1/20/11	25,000	25,000

0.41%, 5/16/11	25,000	25,000

Commonwealth Bank of Australia, London Branch

0.28%, 12/1/10	25,000	25,000

Credit Agricole CIB, New York,

0.29%, 12/1/10, FRCD	50,000	50,000

Credit Agricole S.A., London Branch,

0.32%, 1/4/11	10,000	10,000

0.29%, 2/3/11	51,000	51,000

Deutsche Bank, New York Branch,

0.27%, 2/1/11	40,000	40,000

DNB Norway Bank A.S.A., London Branch,

0.27%, 1/21/11	30,000	30,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 27. 8% – continued

Non-U.S. Depository Institutions – 27.3% – continued

DNB Norway Bank A.S.A., New York Branch,

0.25%, 12/9/10	$20,000	$20,000

HSBC Bank PLC, London Branch,

0.33%, 5/19/11	25,000	25,000

Lloyds Bank PLC,

0.29%, 2/1/11, FRCD	40,000	40,000

Mitsubishi UFJ Financial Group, Inc.,

0.32%, 1/13/11	35,000	35,000

National Australia Bank, London Branch,

0.28%, 12/6/10, FRCD	10,000	10,000

0.31%, 12/10/10	8,735	8,735

0.28%, 12/15/10, FRCD	20,000	20,000

0.28%, 12/23/10, FRCD	30,000	30,000

0.27%, 1/18/11	40,000	40,000

0.36%, 2/9/11	10,000	10,000

Nordea Bank Finland, New York,

0.28%, 3/31/11	45,000	45,000

Rabobank Nederland N.V., New York,

0.25%, 12/9/10, FRCD	35,000	35,000

0.27%, 12/19/10, FRCD	50,000	50,000

Rabobank Nederland N.V., New York Branch,

0.33%, 3/7/11	10,000	10,000

0.33%, 3/31/11	17,000	17,000

Royal Bank of Canada, New York Branch,

0.31%, 3/7/11	10,000	10,000

Royal Bank of Scotland PLC,

0.31%, 1/4/11	10,000	10,000

Royal Bank of Scotland, Stamford CT Branch,

0.29%, 1/25/11, FRCD	30,000	30,000

Societe Generale, London Branch,

0.30%, 1/10/11	30,000	30,000

Societe Generale, New York Branch,

0.30%, 1/21/11	15,000	15,000

0.37%, 3/1/11	14,005	14,005

Toronto Dominion Bank,

0.40%, 12/28/10, FRCD	5,000	5,000

0.32%, 2/16/11	20,255	20,255

Toronto Dominion Bank, New York,

0.25%, 12/10/10, FRCD	25,000	25,000

0.30%, 5/10/11	10,000	10,000

Westpac Banking Corp., New York,

0.30%, 12/1/10, FRCD	15,000	15,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 27. 8% – continued

Non-U.S. Depository Institutions – 27.3% – continued

0.32%, 12/1/10, FRCD	$40,000	$40,000

0.38%, 12/1/10, FRCD	20,000	20,000

0.41%, 12/1/10, FRCD	17,000	17,000
		1,305,600

U.S. Depository Institutions – 0.5%

Bank of America N.A.,

0.30%, 12/14/10	25,000	25,000
Total Certificates of Deposit
(Cost $1,330,600)		1,330,600

COMMERCIAL PAPER – 18.9%

Foreign Agency and Regional Governments – 1.1%

Caisse Damortissement De La Dette Socia,

0.45%, 5/2/11	14,485	14,458

Eksportfinans,

0.24%, 12/15/10	10,000	9,999

Societe De Prise Participation De L’Etat,

0.32%, 3/24/11	10,000	9,990

0.30%, 4/7/11	15,000	14,984
		49,431

Multi-Seller Conduits – 17.4%

Alpine Securitization,

0.25%, 1/7/11	40,000	39,990

Amstel Funding Corp.,

0.37%, 12/1/10	36,760	36,760

0.36%, 12/29/10	18,765	18,760

0.36%, 1/11/11	30,000	29,988

Bryant Park Funding LLC,

0.24%, 12/10/10	25,000	24,998

Chariot Funding LLC,

0.26%, 12/13/10	10,000	9,999

0.26%, 12/14/10	20,000	19,998

0.26%, 1/12/11	22,850	22,843

Charta Corp.,

0.27%, 1/26/11	20,000	19,992

0.29%, 2/11/11	5,050	5,047

0.29%, 2/17/11	7,580	7,575

CRC Funding LLC,

0.30%, 1/6/11	4,325	4,323

Gemini Securitization,

0.25%, 12/16/10	20,000	19,998

0.29%, 1/28/11	19,800	19,791

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 18.9% – continued

Multi-Seller Conduits – 17.4% – continued

Gotham Funding Corp.,

0.28%, 1/6/11	$12,030	$12,027

0.28%, 1/7/11	3,345	3,344

0.27%, 1/10/11	12,485	12,481

0.27%, 1/13/11	4,700	4,698

0.28%, 1/13/11	3,345	3,344

0.27%, 1/18/11	20,000	19,993

Govco LLC,

0.27%, 1/5/11	10,685	10,682

0.29%, 1/14/11	13,395	13,390

0.29%, 1/21/11	8,935	8,931

0.29%, 2/9/11	9,490	9,485

Jupiter Securitization Company LLC,

0.26%, 1/12/11	21,840	21,833

LMA Americas LLC,

0.25%, 12/14/10	11,930	11,929

Ranger Funding Co. LLC,

0.25%, 12/1/10	25,810	25,810

0.26%, 12/1/10	47,740	47,740

0.26%, 12/6/10	11,905	11,905

Regency Markets, Inc.,

0.26%, 12/20/10	9,770	9,769

Salisbury Receivables Company LLC,

0.28%, 12/6/10	3,930	3,930

0.26%, 1/18/11	10,000	9,997

0.26%, 1/20/11	25,000	24,991

0.26%, 1/21/11	20,000	19,993

Sheffield Receivables Corp.,

0.28%, 2/2/11	45,000	44,978

0.26%, 2/18/11	15,000	14,991

Straight-A Funding LLC,

0.24%, 12/2/10	10,000	10,000

0.25%, 1/24/11	20,000	19,992

0.25%, 2/2/11	45,000	44,980

Thames Asset Global Securitization No. 1,

0.25%, 12/15/10	15,000	14,999

0.26%, 12/15/10	7,855	7,854

0.27%, 12/20/10	9,045	9,044

0.27%, 1/7/11	8,065	8,063

0.28%, 1/12/11	39,582	39,569

Victory Receivables Corp.,

0.25%, 12/13/10	6,400	6,399

0.27%, 1/3/11	4,815	4,814

0.27%, 1/5/11	23,095	23,089

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 18.9% – continued

Multi-Seller Conduits – 17.4% – continued

0.27%, 1/10/11	$3,925	$3,924

0.28%, 1/11/11	5,775	5,773

0.28%, 1/18/11	2,875	2,874

0.28%, 1/27/11	5,740	5,737
		833,414

Non-U.S. Depository Institutions – 0.4%

Australia & New Zealand Bank,

0.36%, 5/31/11	5,000	4,991

Westpac Banking Corp.,

0.31%, 12/27/10	15,000	15,000
		19,991
Total Commercial Paper
(Cost $902,836)		902,836

CORPORATE NOTES/BONDS – 6.7%

Foreign Agency and Regional Governments – 2.0%

Eksportfinans,

0.32%, 8/26/11	8,800	8,800

5.13%, 10/26/11	2,795	2,910

KFW,

4.63%, 1/20/11	55,000	55,315

1.88%, 3/15/11	26,920	27,030
		94,055

General Merchandise Stores – 1.0%

Wal-Mart Stores,
5.48%, 6/1/11	45,000	46,068

Insurance Carriers – 0.6%

Berkshire Hathaway, Inc.,
0.27%, 2/10/11, FRN	30,000	30,000

Non-U.S. Depository Institutions – 0.5%

Australia & New Zealand Bank,

5.13%, 11/14/11	3,054	3,181

Westpac Banking Corp.,

0.29%, 12/2/10, FRN (2)	20,000	20,000
		23,181

Supranational – 2.6%

European Investment Bank,

3.25%, 2/15/11	1,140	1,147

3.25%, 10/14/11	20,000	20,505

International Bank for Reconstruction & Development,

0.30%, 12/13/10, FRN	45,000	45,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES/BONDS – 6.7% – continued

Supranational – 2.6% – continued

0.73%, 6/10/11	$20,000	$20,000

International Finance Corp.,

0.25%, 12/15/10, FRN	40,000	40,000
		126,652
Total Corporate Notes/Bonds
(Cost $319,956)		319,956

EURODOLLAR TIME DEPOSITS – 13.8%

Non-U.S. Depository Institutions – 13.8%

Citibank, Nassau,

0.24%, 12/1/10	200,000	200,000

Danske Bank, Copenhagen,

0.28%, 12/1/10	39,520	39,520

HSBC Bank PLC, London,

0.25%, 12/1/10	150,000	150,000

ING Bank N.V., Grand Cayman,

0.30%, 12/17/10	20,000	20,000

Lloyds Bank PLC, London,

0.27%, 12/1/10	100,000	100,000

Societe Generale, Cayman,

0.22%, 12/1/10	150,000	150,000
		659,520
Total Eurodollar Time Deposits
(Cost $659,520)		659,520

U.S. GOVERNMENT AGENCIES – 16.8% (3)

Federal Farm Credit Bank – 2.3%

FFCB FRN,

0.19%, 12/1/10	40,000	39,996

0.30%, 12/1/10	20,000	19,990

0.28%, 12/20/10	27,000	26,990

0.18%, 12/29/10	20,000	20,000
		106,976

Federal Home Loan Bank – 11.5%

FHLB Bonds,

0.50%, 5/5/11	20,000	19,997

0.43%, 10/7/11	10,000	10,000

0.40%, 11/18/11	20,000	20,000

0.40%, 11/25/11	10,000	10,000

0.40%, 12/2/11	15,000	14,996

0.40%, 12/9/11	70,000	69,992

0.45%, 12/14/11	7,945	7,945

0.50%, 12/28/11	20,000	20,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 16.8% (3) – continued

Federal Home Loan Bank – 11.5% – continued

FHLB Callable Bonds,

0.40%, 12/28/10	$10,000	$10,000

0.45%, 12/29/10	40,000	40,000

FHLB Discount Notes,

0.51%, 5/17/11	12,000	11,972

FHLB FRN,

0.22%, 12/1/10	10,000	10,000

0.25%, 12/1/10	175,000	174,993

0.30%, 12/1/10	50,000	50,000

0.16%, 12/12/10	25,000	24,993

0.16%, 12/31/10	30,000	29,993

0.25%, 2/7/11	25,000	24,990
		549,871

Federal Home Loan Mortgage Corporation – 2.2%

FHLMC Discount Note,

0.29%, 4/26/11	15,000	14,982

FHLMC FRN,

0.21%, 12/19/10	40,000	39,980

0.22%, 12/26/10	20,000	19,990

0.20%, 2/4/11	30,000	29,999
		104,951

Federal National Mortgage Association – 0.8%

FNMA FRN,

0.16%, 12/11/10	25,000	24,991

0.27%, 12/23/10	15,000	14,995
		39,986
Total U.S. Government Agencies
(Cost $801,784)		801,784

U.S. GOVERNMENT OBLIGATIONS – 5.3%

U.S. Treasury Bills - 0.1%
0.45%, 4/7/11	5,000	4,992

U.S. Treasury Notes - 5.2%

0.88%, 1/31/11	60,000	60,038

5.00%, 2/15/11	30,000	30,287

0.88%, 2/28/11	25,000	25,027

4.50%, 2/28/11	20,000	20,201

0.88%, 3/31/11	15,000	15,021

0.88%, 5/31/11	8,000	8,018

4.88%, 5/31/11	32,000	32,704

1.00%, 8/31/11	20,000	20,098

1.00%, 10/31/11	20,000	20,129

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 5.3% – continued

U.S. Treasury Notes - 5.2% – continued

4.63%, 10/31/11	$15,000	$15,598
		247,121
Total U.S. Government Obligations
(Cost $252,113)		252,113

Investments, at Amortized Cost
($4,279,453)		4,279,453

REPURCHASE AGREEMENTS – 13.8%

Repurchase Agreements – 13.8% (4)

Citigroup Global Markets, Inc., dated 11/30/10, repurchase price $210,894, (secured by collateral in the amount of $217,219)

0.26%, 12/1/10	210,892	210,892

Goldman Sachs & Co., dated 11/30/10, repurchase price $450,003, (secured by collateral in the amount of $463,500)

0.25%, 12/1/10	450,000	450,000
		660,892
Total Repurchase Agreements
(Cost $660,892)		660,892

Total Investments – 103.3%
(Cost $4,940,345) (5)		4,940,345
Liabilities less Other Assets – (3.3)%		(158,747)
NET ASSETS – 100.0%		$4,781,598

(1)	Restricted security has been deemed illiquid. At November 30, 2010, the value of this restricted illiquid security amounted to approximately $12,644,000 or 0.2% of net assets. Additional information on this restricted, illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Chrysler Financial Auto Securitization, 0.57%, 10/11/11	9/24/10	$12,644

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registra- tion, normally to qualified institutional buyers.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2010

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FNMA	$473,368	2.12% – 7.00%	8/1/20 – 12/1/40
FHLMC	$202,066	2.37% – 6.5%	9/1/21 – 11/1/40
GNMA	$5,285	3.00%	10/20/34

(5)	The cost for federal income tax purposes was $4,940,345.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments.

These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Prime Obligations Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Prime Obligations Portfolio	$–	$4,940,345 (1)	$–	$4,940,345

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2010

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

FFCB	Federal Farm Credit Bank	FRCD	Floating Rate Certificates of Deposit
FHLB	Federal Home Loan Bank	FRN	Floating Rate Notes
FHLMC	Federal Home Loan Mortgage Corporation	GNMA	Government National Mortgage Association
FNMA	Federal National Mortgage Association

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

PRIME OBLIGATIONS PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2010

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 21 portfolios as of November 30, 2010, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Prime Obligations Portfolio (the “Portfolio”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Portfolio. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

The Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2010, Shares and Service Shares were outstanding. Premier Shares are not currently offered to investors.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under which it purchases securities for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS The Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gain or loss on in-kind transactions.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

These reclassifications have no impact on the total net assets or the net asset value of the Portfolio. At November 30, 2010, the Portfolio reclassified approximately $107 of undistributed net investment income and $(107) of accumulated undistributed net realized losses.

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2010, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

Amount in thousands	UNDISTRIBUTED ORDINARY INCOME*
Prime Obligations	$671

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2010 and 2009 was as follows:

	DISTRIBUTED FROM ORDINARY INCOME*
Amounts in thousands	2010	2009
Prime Obligations	$7,264	$12,823

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Portfolio is subject to the provisions of the Accounting Standards Codification (“ASC”) 740-10, Income Taxes, Overall and Accounting Standards Update (“ASU”) 2009-6 Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities. These standards provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Portfolio’s financial statements.

As of November 30, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2006 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly, at an annual rate of 0.15 percent of the Portfolio’s average daily net assets. Prior to April 1, 2010, the investment adviser voluntarily waived 0.05 percent of the advisory fee. Starting April 1, 2010, the investment adviser contractually agreed to waive a portion of the advisory fees charged to the Portfolio in the same amount that it previously voluntarily waived. The contractual waiver arrangement is expected to continue until at least April 1, 2011. After this date, the investment adviser or the Portfolio may terminate the contractual arrangement. The Board of Trustees may terminate the contractual arrangement at any time with respect to a Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2010, is reflected as “Less waivers of investment advisory fees” in the accompanying Statement of Operations.

As compensation for the services rendered as the transfer agent, including the assumption of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES	SERVICE SHARES
Prime Obligations	$43	$8

Certain amounts of transfer agent fees were reimbursed to the Portfolio by the investment adviser. For further information, please refer to Note 5.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. For the fiscal year ended November 30, 2010, the custodian credits were less than $500.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolio at the annual rate of 0.10% of the average daily net assets of the Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, NTI, as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) (“Expenses”) that exceed on an annualized basis 0.10% of the Portfolio’s average daily net assets. In addition, NTI as Administrator has contractually agreed through

PRIME OBLIGATIONS PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2010

at least April 1, 2011 to reimburse an additional portion of the Portfolio’s “Other Operating Expenses” so that the Portfolio’s Expenses do not exceed 0.05% of its average daily net assets.

The expenses reimbursed during the fiscal year ended November 30, 2010, under such agreements are shown as “Less expenses reimbursed by administrator” in the accompanying Statement of Operations. The expense reimbursement receivable at November 30, 2010, is shown as part of “Receivable from affiliates for expense reimbursements” on the accompanying Statement of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation from the Portfolio under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets and/or Global Tactical Asset Allocation Portfolios of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. ADDITIONAL EXPENSE REIMBURSEMENT

In order to avoid a negative yield, the investment adviser may reimburse class-specific and portfolio level expenses of the Portfolio, as necessary. Any such expense reimbursement would be voluntary and could be implemented, increased or decreased or discontinued at any time. During the fiscal year ended November 30, 2010, the investment adviser reimbursed class-specific and portfolio level expenses, including certain amounts of advisory, administrative, transfer agent, shareholder servicing fees and other expenses in order to avoid a negative yield, for the Portfolio. Portfolio level expenses reimbursed by the investment adviser were allocated among the share classes in proportion to the relative net assets of each class. The amounts reimbursed by the investment adviser are shown as “Less expenses reimbursed by investment adviser” in the Statement of Operations and the amounts outstanding at November 30, 2010 are included as part of “Receivable from affiliates for expense reimbursements” in the Statement of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolio by the investment adviser.

6. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service Shares and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service Shares and Premier Shares, respectively. The shareholder servicing fees are included in the Statement of Operations.

Certain amounts of shareholder servicing fees were reimbursed to the portfolio by the investment adviser. For further information, please refer to Note 5.

7. BANK BORROWINGS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At November 30, 2010, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense during the fiscal year ended November 30, 2010.

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Shares	$26,819,586	$1,304	$(26,585,030)	$235,860
Service Shares	188,585	—	(218,278)	(29,693)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2010

Transactions in capital shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Shares	$14,083,761	$3,100	$(11,474,768)	$2,612,093
Service Shares	261,660	—	(298,239)	(36,579)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

9. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Portfolio.

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC Security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board of Trustees had the right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the loss incurred on the sale of the Security, meeting its contractual obligation under the CSA. The payment amounted to approximately $4,151,000, and is included as “Net Realized gains on Capital Support Agreement” on the Portfolio’s fiscal year 2009 Statement of Changes in Net Assets. On June 25, 2009, upon the sale of the Security, the CSA terminated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures. Specifically, ASU 2010-06 requires entities to disclose a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, of which there were no significant transfers to disclose for the Portfolio during the reporting period; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this requirement under ASU 2010-06 and the impact it will have to the Portfolio’s financial statement disclosures. All other disclosures required by ASU 2010-06 were adopted on June 1, 2010, and are reflected in these financial statements.

11. SUBSEQUENT EVENTS

At a meeting held on November 5, 2010, the Board of Trustees of Northern Institutional Funds approved a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate, plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility, which went into effect on December 9, 2010, replaced the existing credit agreement administered by Deutsche Bank A.G. The New Credit Facility will expire on December 8, 2011, unless renewed.

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued, and has concluded, other than the item noted above that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

PRIME OBLIGATIONS PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligations Portfolio (the “Portfolio”) of the Northern Institutional Funds as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligations Portfolio at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 24, 2011

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2010 (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2012. The Trust has designated 100% of the Portfolio’s income as Qualified Interest Income (QII) for the fiscal year ended November 30, 2010.

PRIME OBLIGATIONS PORTFOLIO	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2010 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2010 through November 30, 2010.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/10 - 11/30/10” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

PRIME OBLIGATIONS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.15%	$1,000.00	$1,000.90	$0.75
Hypothetical	0.15%	$1,000.00	$1,024.32	$0.76	**
SERVICE SHARES
Actual	0.30%	$1,000.00	$1,000.20	$1.50
Hypothetical	0.30%	$1,000.00	$1,023.56	$1.52	**

*	Expenses are calculated using the Portfolio’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2010. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex—Northern Funds offers 43 portfolios and Northern Institutional Funds offers 21 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 67 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Children’s Memorial Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 70 Trustee since 1994

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Trustees of Dominican University from 1996 to 2005;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010.

• None

Sharon Gist Gilliam Age: 67 Trustee since 2001

• Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

• CEO of Chicago Housing Authority from 2006 to 2007;

• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 66 Trustee since 1997

• Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex—36 portfolios offered by Northern Funds and 21 offered by Northern Institutional Funds.

PRIME OBLIGATIONS PORTFOLIO	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2010 (UNAUDITED)

NON-INTERESTED PARTIES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 72 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007, Member of the Board of Directors since 1995;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation since 2004;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 53 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 71 Trustee since 1982 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 67 Trustee since 2008

• Chief Investment Officer, The Allstate Corporation from January to July, 2002;

• Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

• Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present.

• GATX Corporation (transportation services). • Spirit Finance Corporation (real estate investment trust) (2003-2008).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 53 Trustee since 2008

• Director of The Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since May 2008;

• Chairman of Northern Trust Investments, N.A. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 53 50 South LaSalle Street Chicago, IL 60603 President since 2000

• Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000.

PRIME OBLIGATIONS PORTFOLIO	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2010 (UNAUDITED)

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 54 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 47 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•Senior Vice President of Northern Trust Investments, N.A. and Fund Administration of The Northern Trust Company since 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	•Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 50 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	•Senior Counsel at The Northern Trust Company since May 2000.

Owen T. Meacham, Esq. Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	•Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	PRIME OBLIGATIONS PORTFOLIO

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PRIME OBLIGATIONS PORTFOLIO	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	PRIME OBLIGATIONS PORTFOLIO

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PRIME OBLIGATIONS PORTFOLIO	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

INDEX DEFINITIONS

PRIME OBLIGATIONS PORTFOLIO1

1 iMoneyNet Fund AverageTM — First Tier Institutional includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

PRIME OBLIGATIONS PORTFOLIO	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	LIQUID ASSETS PORTFOLIO

12	ABBREVIATIONS AND OTHER INFORMATION

13	NOTES TO THE FINANCIAL STATEMENTS

17	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

18	FUND EXPENSES

19	TRUSTEES AND OFFICERS

23	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about Northern Institutional Funds Liquid Assets Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended November 30, 2010, concerns over contagion from the Eurozone sovereign debt crisis into the global financial system created a dramatic “flight to quality” into U.S. Treasuries while temporarily lifting London Interbank Offered Rate, or LIBOR, rates. The European stress test results were also released, but reactions were muted by skepticism over the stringency of the criteria. By period end, Greece and Ireland had received financial assistance packages sponsored by the European Union and the International Monetary Fund, while uncertainty lingered over Portugal, Spain and Italy. Emerging from tough criticism, Ben Bernanke was approved for a second term as the Federal Reserve Chairman in February. In a mid-year speech to central bankers in Jackson Hole, Mr. Bernanke acknowledged the challenges facing the economy and outlined monetary policy options. Soon after, the Fed announced its commitment to $600 billion in additional large-scale asset purchases in U.S. Treasuries, known as “quantitative easing,” as well as the reinvestment of proceeds from its agency mortgage portfolio. In addition, the Federal Open Market Committee opted to keep interest rates between 0% and 0.25% and maintained the “extended period of low rates” language in its policy statements. Meanwhile, economic conditions, while improving, remained soft. Although manufacturing data has exhibited positive signals, the economic outlook is still clouded by a fragile housing market, high unemployment and fickle consumer spending.

For the 12-month period, the Liquid Assets Portfolio posted a 0.19% return. As of November 30, 2010, the Portfolio’s 7-day current yield was 0.19%.

Early in the period, the SEC approved modifications to Rule 2a-7 in an effort to strengthen the money market fund industry. The rules outlined new requirements for liquidity, credit quality, portfolio maturity, operations and disclosures. The money market sector remains challenged by low absolute short-term rates, driven by a significant decline in outstanding eligible investments. For the period, we targeted a long duration relative to the benchmark given our expectation for short-term rates to remain “lower for longer.” We continue to manage the Portfolio conservatively by underweighting longer-maturity credit products and overweighting U.S. government and agency securities.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2010. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.08% as of November 30, 2010. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Investment in the Portfolio is not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

MATURITY ANALYSIS

At November 30, 2010, the maturity analysis for the Liquid Assets Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	39.1%
2 - 15 DAYS	11.6
16 - 30 DAYS	6.1
31 - 60 DAYS	15.1
61 - 97 DAYS	10.3
98 - 180 DAYS	11.9
181 - 270 DAYS	2.2
271 DAYS - 1 YEAR	3.0
1 - 2 YEARS	0.7

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	2	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2010

Amounts in thousands, except per share data	LIQUID ASSETS PORTFOLIO
ASSETS:
Investments, at amortized cost	$1,023,849
Repurchase agreements, at cost which approximates fair value	150,661
Cash	8,733
Interest income receivable	698
Receivable for fund shares sold	193
Receivable from affiliated administrator	5
Prepaid and other assets	7
Total Assets	1,184,146
LIABILITIES:
Payable for securities purchased	19,609
Payable for fund shares redeemed	8,265
Distributions payable to shareholders	190
Accrued administration fees	102
Trustee fees	21
Accrued other liabilities	15
Total Liabilities	28,202
Net Assets	$1,155,944
ANALYSIS OF NET ASSETS:
Capital stock	$1,156,688
Accumulated undistributed net realized loss	(744)
Net Assets	$1,155,944
Total Shares Outstanding (no par value, unlimited shares authorized)	1,156,687
Net Asset Value, Redemption and Offering Price Per Share	$1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010

Amounts in thousands	LIQUID ASSETS PORTFOLIO
INVESTMENT INCOME:
Interest income	$3,866
EXPENSES:
Investment advisory fees	3,375
Administration fees	1,350
Custody and accounting fees	180
Printing fees	11
Professional fees	35
Trustee fees	22
Other	27
Total Expenses	5,000
Less waivers of:
Investment advisory fees	(3,375)
Custody fees and accounting fees	(175)
Less expenses reimbursed by administrator	(98)
Less custodian credits	(5)
Net Expenses	1,347
Net Investment Income	2,519
NET REALIZED GAINS:
Net realized gains on:
Investments	64
Net Gains	64
Net Increase in Net Assets Resulting from Operations	$2,583

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	4	LIQUID ASSETS PORTFOLIO

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	LIQUID ASSETS PORTFOLIO
Amounts in thousands	2010	2009
OPERATIONS:
Net investment income	$2,519	$5,119
Net realized gains (losses) on:
Investments	64	(3,397)
Capital Support Agreement	–	2,636
Net change in unrealized appreciation (depreciation) on:
Investments	–	8,283
Capital Support Agreement	–	(7,367)
Net Increase in Net Assets Resulting from Operations	2,583	5,274
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	(256,945)	392,009
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(256,945)	392,009
DISTRIBUTIONS PAID:
From net investment income	(2,566)	(5,307)
Total Distributions Paid	(2,566)	(5,307)
Total Increase (Decrease) in Net Assets	(256,928)	391,976
NET ASSETS:
Beginning of year	1,412,872	1,020,896
End of year	$1,155,944	$1,412,872
Accumulated Undistributed Net Investment Income	$–	$47

(1)	The number of shares approximates the dollar amount of transactions.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	LIQUID ASSETS PORTFOLIO

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

LIQUID ASSETS PORTFOLIO
Selected per share data	2010	2009		2008		2007	2006
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	0.01		0.03		0.05	0.05
Net realized and unrealized gains (losses)	– (2)	–	(2)	–	(2)	–	–
Total from Investment Operations	–	0.01		0.03		0.05	0.05
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	(0.01)		(0.03)		(0.05)	(0.05)
From net realized gains	–	–		–		–	–
Total Distributions Paid	–	(0.01)		(0.03)		(0.05)	(0.05)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return(4)	0.19%	0.60	%(5)	2.64	%(5)	5.34%	4.95%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,155,944	$1,412,872		$1,020,896		$2,798,068	$2,427,279
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.10%	0.10%		0.10%		0.10%	0.10%
Expenses, before waivers, reimbursements and credits	0.37%	0.37%		0.37%		0.37%	0.37%
Net investment income, net of waivers, reimbursements and credits	0.19%	0.52%		2.71%		5.21%	4.88%
Net investment income (loss), before waivers, reimbursements and credits	(0.08)%	0.25%		2.44%		4.94%	4.61%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	Without the value of the Capital Support Agreement, the total return would have been 1.14% and 2.36% for the fiscal years ended November 30, 2009 and November 30, 2008, respectively.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	6	LIQUID ASSETS PORTFOLIO

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO	NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 0.4%

Auto Receivables – 0.4%
Chrysler Financial Auto Securitization, Series 2010-A, Class A1, 0.57%, 10/11/11(1)(2)	$4,170	$4,170
Total Asset-Backed Securities
(Cost $4,170)		4,170

CERTIFICATES OF DEPOSIT – 29.4%

Non-U.S. Depository Institutions – 29.4%
Australia & New Zealand Bank, 0.31%, 5/12/11	10,000	10,000
0.34%, 5/26/11	7,000	7,000
Bank of Montreal, Chicago Branch, 0.23%, 12/13/10	16,795	16,795
Bank of Nova Scotia, Houston, 0.27%, 12/1/10, FRCD	10,000	10,000
0.36%, 12/1/10, FRCD	2,000	2,000
0.38%, 12/1/10, FRCD	7,000	7,000
0.01%, 5/19/11	8,000	8,000
Barclays Bank PLC, New York Branch, 0.22%, 12/7/10, FRCD	12,000	12,000
0.54%, 8/1/11	11,100	11,100
BNP Paribas S.A., Chicago Branch, 0.31%, 12/10/10	5,000	5,000
BNP Paribas S.A., London Branch, 0.30%, 1/10/11	5,000	5,000
0.30%, 1/20/11	5,000	5,000
0.41%, 5/16/11	5,000	5,000
Commonwealth Bank of Australia, London Branch 0.28%, 12/1/10	10,000	10,000
Credit Agricole CIB, New York, 0.29%, 12/1/10, FRCD	5,000	5,000
Credit Agricole S.A., London Branch, 0.30%, 12/1/10	10,000	10,000
0.32%, 1/4/11	5,000	5,000
0.29%, 2/3/11	4,000	4,000
Deutsche Bank, New York Branch, 0.27%, 2/1/11	10,000	10,000
DNB Norway Bank A.S.A., London Branch, 0.27%, 1/21/11	10,000	10,000
HSBC Bank PLC, London Branch, 0.33%, 5/19/11	10,000	10,000
Lloyds Bank PLC, 0.29%, 2/1/11, FRCD	10,000	10,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 29.4% continued

Non-U.S. Depository Institutions – 29.4% continued
Mitsubishi UFJ Financial Group, Inc., 0.32%, 1/13/11	$5,000	$5,000
National Australia Bank, London Branch, 0.28%, 12/6/10, FRCD	5,000	5,000
0.31%, 12/10/10	2,655	2,655
0.28%, 12/15/10, FRCD	5,000	5,000
0.28%, 12/23/10, FRCD	5,000	5,000
0.27%, 1/18/11	5,000	5,000
0.36%, 2/9/11	5,000	5,000
Nordea Bank Finland, New York, 0.28%, 3/31/11	10,000	10,000
Rabobank Nederland N.V., New York Branch, 0.33%, 3/7/11	2,000	2,000
0.33%, 3/31/11	15,000	15,000
0.34%, 4/1/11	10,000	10,000
Rabobank Nederland N.V., New York, 0.25%, 12/9/10, FRCD	5,000	5,000
0.27%, 12/19/10, FRCD	3,000	3,000
Royal Bank of Canada, New York Branch, 0.40%, 12/1/10, FRCD	5,000	5,000
0.31%, 3/7/11	5,000	5,000
Royal Bank of Scotland PLC, 0.31%, 1/4/11	10,000	10,000
Royal Bank of Scotland, Stamford CT Branch, 0.29%, 1/25/11, FRCD	10,000	10,000
Societe Generale, London Branch, 0.30%, 1/10/11	10,000	10,000
Societe Generale, New York Branch, 0.30%, 1/21/11	5,000	5,000
Toronto Dominion Bank, 0.32%, 2/16/11	5,705	5,705
Toronto Dominion Bank, New York, 0.25%, 12/10/10, FRCD	10,000	10,000
0.30%, 5/10/11	3,000	3,000
Westpac Banking Corp., New York, 0.30%, 12/1/10, FRCD	10,000	10,000
0.32%, 12/1/10, FRCD	10,000	10,000
		339,255
Total Certificates of Deposit
(Cost $339,255)		339,255

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 22.9%

Foreign Agency and Regional Governments – 4.5%
Caisse Damortissement De La Dette Socia, 0.45%, 5/2/11	$3,620	$3,613
Eksportfinans, 0.24%, 12/15/10	3,000	3,000
Societe De Prise Participation De L’Etat, 0.25%, 2/24/11	20,000	19,988
0.32%, 3/24/11	10,000	9,990
0.32%, 3/29/11	10,000	9,989
0.30%, 4/7/11	5,000	4,995
		51,575

Multi-Seller Conduits – 18.0%
Alpine Securitization, 0.25%, 1/7/11	15,000	14,996
Amstel Funding Corp., 0.35%, 12/15/10	10,000	9,999
0.36%, 12/29/10	5,205	5,204
0.36%, 1/11/11	5,000	4,998
Chariot Funding LLC, 0.26%, 12/13/10	3,000	3,000
0.26%, 12/14/10	5,000	4,999
Charta Corp. , 0.27%, 1/26/11	10,000	9,996
CRC Funding LLC, 0.30%, 1/6/11	1,265	1,265
Gemini Securitization, 0.25%, 12/16/10	10,000	9,999
0.29%, 1/28/11	5,300	5,297
Gotham Funding Corp., 0.28%, 1/6/11	3,190	3,189
0.28%, 1/7/11	855	855
0.27%, 1/10/11	1,295	1,295
0.27%, 1/13/11	1,275	1,275
0.28%, 1/13/11	855	855
0.27%, 1/18/11	5,000	4,998
Govco LLC, 0.27%, 1/5/11	2,660	2,659
0.29%, 1/14/11	3,315	3,314
0.29%, 1/21/11	2,240	2,239
0.29%, 2/9/11	2,420	2,419
LMA Americas LLC, 0.25%, 12/14/10	3,170	3,170
Ranger Funding Co. LLC, 0.25%, 12/1/10	6,695	6,695

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 22.9% continued

Multi-Seller Conduits – 18.0% continued
0.26%, 12/1/10	$12,615	$12,615
0.26%, 12/6/10	3,510	3,510
Regency Markets, Inc., 0.26%, 12/20/10	2,690	2,690
Salisbury Receivables Company LLC, 0.28%, 12/6/10	1,150	1,150
0.26%, 12/7/10	5,000	5,000
0.26%, 1/18/11	5,000	4,998
0.26%, 1/20/11	5,000	4,998
0.26%, 1/21/11	5,000	4,998
Sheffield Receivables Corp., 0.30%, 1/4/11	2,000	1,999
0.28%, 2/2/11	5,000	4,997
0.26%, 2/18/11	5,000	4,997
Straight-A Funding LLC, 0.24%, 12/2/10	10,000	10,000
0.25%, 1/24/11	5,000	4,998
0.25%, 2/2/11	5,000	4,998
Thames Asset Global Securitization No. 1, 0.25%, 12/15/10	5,000	4,999
0.26%, 12/15/10	2,315	2,315
0.27%, 12/20/10	2,240	2,240
0.27%, 1/7/11	2,100	2,099
0.28%, 1/12/11	10,000	9,997
Victory Receivables Corp., 0.25%, 12/13/10	1,885	1,885
0.27%, 1/3/11	1,200	1,200
0.27%, 1/5/11	5,930	5,928
0.27%, 1/10/11	980	980
0.28%, 1/11/11	1,475	1,474
0.28%, 1/18/11	735	735
		208,516

Non-U.S. Depository Institutions – 0.4%
Westpac Banking Corp., 0.31%, 12/27/10	5,000	5,000
Total Commercial Paper
(Cost $265,091)		265,091

CORPORATE NOTES/BONDS – 4.7%

Foreign Agency and Regional Governments – 0.9%
Eksportfinans, 0.32%, 8/26/11	2,500	2,500
5.13%, 10/26/11	920	958

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	8	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE NOTES/BONDS – 4.7% continued

Foreign Agency and Regional Governments – 0.9% continued
KFW, 1.88%, 3/15/11	$7,070	$7,099
		10,557

General Merchandise Stores – 0.9%
Wal-Mart Stores, 5.48%, 6/1/11	10,000	10,237

Insurance Carriers – 0.4%
Berkshire Hathaway, Inc., 0.27%, 2/10/11, FRN	5,000	5,000

Non-U.S. Depository Institutions – 0.7%
Australia & New Zealand Bank, 5.13%, 11/14/11	3,000	3,125
Westpac Banking Corp., 0.29%, 12/2/10, FRN (2)	5,000	5,000
		8,125

Supranational – 1.8%
European Investment Bank, 3.25%, 2/15/11	350	352
3.25%, 10/14/11	5,000	5,126
International Bank for Reconstruction & Development, 0.30%, 12/13/10, FRN	5,000	5,000
International Finance Corp., 0.25%, 12/15/10, FRN	10,000	10,000
		20,478
Total Corporate Notes/Bonds
(Cost $54,397)		54,397

EURODOLLAR TIME DEPOSITS – 7.5%

Non-U.S. Depository Institutions – 7.5%
Citibank, Nassau, 0.24%, 12/1/10	30,000	30,000
Danske Bank, Copenhagen, 0.28%, 12/1/10	9,615	9,615
HSBC Bank PLC, London, 0.26%, 12/1/10	30,000	30,000
Ing Bank N.V., Grand Cayman, 0.30%, 12/17/10	10,000	10,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
EURODOLLAR TIME DEPOSITS – 7.5% continued

Non-U.S. Depository Institutions – 7.5% continued
Royal Bank of Canada, Toronto, 0.24%, 12/1/10	$7,000	$7,000
		86,615
Total Eurodollar Time Deposits
(Cost $86,615)		86,615

U.S. GOVERNMENT AGENCIES – 19.2% (3)

Federal Farm Credit Bank – 2.8%
FFCB FRN, 0.19%, 12/1/10	25,000	24,998
0.30%, 12/1/10	5,000	4,997
0.28%, 12/20/10	3,000	2,999
		32,994

Federal Home Loan Bank – 11.6%
FHLB Bonds, 0.50%, 5/5/11	5,000	4,998
0.40%, 11/18/11	5,000	5,000
0.40%, 12/2/11	5,000	4,999
0.40%, 12/9/11	15,000	14,997
0.50%, 12/28/11	1,000	1,000
FHLB Discount Note, 0.51%, 5/17/11	3,000	2,993
FHLB FRN, 0.22%, 12/1/10	5,000	5,000
0.25%, 12/1/10	60,000	59,998
0.30%, 12/1/10	10,000	10,000
0.16%, 12/12/10	5,000	4,999
0.16%, 12/31/10	10,000	9,998
0.25%, 2/7/11	10,000	9,996
		133,978

Federal Home Loan Mortgage Corporation – 3.5%
FHLMC Discount Note, 0.29%, 4/26/11	10,000	9,988
FHLMC FRN, 0.21%, 12/19/10	10,000	9,995
0.22%, 12/26/10	10,000	9,995
0.20%, 2/4/11	10,000	10,000
		39,978

Federal National Mortgage Association – 1.3%
FNMA Discount Notes, 0.51%, 3/28/11	5,000	4,992
0.51%, 3/29/11	5,000	4,992

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 19.2% (3) continued

Federal National Mortgage Association – 1.3% continued
FNMA FRN, 0.27%, 12/23/10	$5,000	$4,998
		14,982
Total U.S. Government Agencies
(Cost $221,932)		221,932

U.S. GOVERNMENT OBLIGATIONS – 4.5%
U.S. Treasury Bills – 0.2% 0.43%, 12/16/10	3,000	2,999

U.S. Treasury Notes - 4.3%
0.88%, 1/31/11	5,000	5,003
5.00%, 2/15/11	5,000	5,048
0.88%, 2/28/11	5,000	5,005
0.88%, 3/31/11	5,000	5,007
0.88%, 5/31/11	3,000	3,007
1.00%, 8/31/11	13,000	13,064
1.00%, 10/31/11	5,000	5,032
4.63%, 10/31/11	5,000	5,199
1.13%, 12/15/11	3,000	3,025
		49,390
Total U.S. Government Obligations
(Cost $52,389)		52,389

Investments, at Amortized Cost
($1,023,849)		1,023,849

REPURCHASE AGREEMENTS – 13.0%

Joint Repurchase Agreements – 4.4%(4)
Bank of America Securities LLC, dated 11/30/10, repurchase price $11,258, (secured by collateral in the amount of $11,400) 0.19%, 12/1/10	11,258	11,258
Morgan Stanley & Co., Inc., dated 11/30/10, repurchase price $11,258, (secured by collateral in the amount of $11,400) 0.22%, 12/1/10	11,258	11,258
Societe Generale, New York Branch, dated 11/30/10, repurchase price $11,258, (secured by collateral in the amount of $11,400) 0.23%, 12/1/10	11,258	11,258

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 13.0% continued

Joint Repurchase Agreements – 4.4%(4) continued
UBS Securities LLC, dated 11/30/10, repurchase price $16,887, (secured by collateral in the amount of $17,098) 0.22%, 12/1/10	$16,887	$16,887
		50,661

Repurchase Agreements – 8.6%(5)
Citigroup Global Markets, Inc., dated 11/30/10, repurchase price $70,001, (secured by collateral in the amount of $72,100) 0.26%, 12/1/10	70,000	70,000
Goldman Sachs & Co., dated 11/30/10, repurchase price $30,000, (secured by collateral in the amount of $30,900) 0.25%, 12/1/10	30,000	30,000
		100,000
Total Repurchase Agreements
(Cost $150,661)		150,661

Total Investments – 101.6%
(Cost $1,174,510)(6)		1,174,510
Liabilities less Other Assets – (1.6)%		(18,566)
NET ASSETS – 100.0%		$1,155,944

(1) Restricted security has been deemed illiquid. At November 30, 2010, the value of this restricted illiquid security amounted to approximately $4,170,000 or 0.4% of net assets. Additional information on this restricted, illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Chrysler Financial Auto Securitization, 0.57%, 10/11/11	9/24/10	$4,170

(2) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	10	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2010

(4) The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$28,480	2.00% - 6.25%	8/15/23 - 1/15/27
U.S. Treasury Notes	$22,818	0.75% - 3.50%	8/31/11 - 5/15/20

(5) The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FNMA	$41,275	2.13% - 6.22%	9/1/25 - 11/1/40
FHLMC	$17,610	2.39% - 6.05%	3/1/26 - 10/1/40
GNMA	$44,115	2.63% - 6.5%	5/15/22 - 11/15/40

(6) The cost for federal income tax purposes was $1,174,510.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Liquid Assets Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Liquid Assets Portfolio	$–	$1,174,510(1)(2)	$–	$1,174,510

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by Liquid Assets Portfolio are carried at amortized cost and therefore are classified as Level 2. An investment in Liquid Assets Portfolio itself would be categorized as Level 1, due to quoted market prices being available in active markets.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2010

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRCD	Floating Rate Certificates of Deposit
FRN	Floating Rate Notes
GNMA	Government National Mortgage Association

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable rate securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	12	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2010

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 21 portfolios as of November 30, 2010, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Liquid Assets Portfolio (the “Portfolio”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Portfolio. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under which it purchases securities for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

The Portfolio and other portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2010, as reflected in its accompanying Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS The Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, expired capital

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2010

loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio. During the fiscal year ended November 30, 2010, the Portfolio reversed a reclassification from November 30, 2009 of approximately $47,000 between undistributed net investment income and accumulated undistributed net realized gain.

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2010, the capital loss carryforward for U.S. federal income tax purposes and the respective year of expiration was as follows:

Amount in thousands	NOVEMBER 30, 2017
Liquid Assets	$744

The Portfolio may offset future capital gains with this capital loss carryforward.

The following capital loss carryforwards were utilized at November 30, 2010, for U.S. Federal Income tax purposes:

Amounts in thousands
Liquid Assets	$16

At November 30, 2010, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

Amount in thousands	UNDISTRIBUTED ORDINARY INCOME*
Liquid Assets	$211

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2010 and 2009 was as follows:

	DISTRIBUTED FROM ORDINARY INCOME*
Amounts in thousands	2010	2009
Liquid Assets	$2,556	$6,060

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Portfolio is subject to the provisions of the Accounting Standards Codification (“ASC”) 740-10, Income Taxes, Overall and Accounting Standards Update (“ASU”) 2009-6 Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities. These standards provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Portfolio’s financial statements.

As of November 30, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2006 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly, at an annual rate of 0.25 percent of the Portfolio’s average daily net assets. Prior to April 1, 2010, the investment adviser voluntarily waived all of the advisory fee. Starting April 1, 2010, the investment adviser contractually agreed to waive the advisory fees charged to the Portfolio in the same amount that it previously voluntarily waived. The contractual waiver arrangement is expected to continue until at least April 1, 2011. After this date, the investment adviser or the Portfolio may terminate the contractual arrangement. The Board of Trustees may terminate the contractual arrangement at any time with respect to a Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2010, is reflected as “Less waivers of investment advisory fees” in the accompanying Statement of Operations.

As compensation for services rendered as custodian and transfer agent, including the assumption of the expenses related thereto, Northern Trust receives compensation based on a

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	14	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2010

pre-determined schedule of charges approved by the Board of Trustees. Until further notice, Northern Trust has voluntarily agreed to waive all of the custodian and transfer agent fees. The effect of this fee waiver by Northern Trust for the fiscal year ended November 30, 2010, is reflected as “Less waivers of custody fees and accounting fees” in the accompanying Statement of Operations.

The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, are shown as “Less Custodian Credits” in the Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolio at the annual rate of 0.10 percent of the average daily net assets of the Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, NTI, as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets.

The expenses reimbursed for the fiscal year ended November 30, 2010, under such agreements are shown as “Less expenses reimbursed by administrator” in the accompanying Statement of Operations. The expense reimbursement receivable at November 30, 2010, is shown as “Receivable from affiliated administrator” in the accompanying Statement of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, received no compensation from the Portfolio under the placement agency agreement. However, it received compensation from NTI for its services as placement agent pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets and/or Global Tactical Asset Allocation Portfolios of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. BANK BORROWINGS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At November 30, 2010, the Portfolio did not have any outstanding loans.

The Portfolio did not incur any interest expense during the fiscal year ended November 30, 2010.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN NET ASSETS
Liquid Assets	$4,891,460	$(5,148,405)	$(256,945)

*	The number of shares sold and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2009, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN NET ASSETS
Liquid Assets	$3,943,903	$(3,551,894)	$392,009

*	The number of shares sold and redeemed approximates the dollar amount of transactions.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2010

7. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Portfolio. Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC Security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board of Trustees had the right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the loss incurred on the sale of the Security, meeting its contractual obligation under the CSA. The payment amounted to approximately $2,636,000, and is included as “Net realized gains on Capital Support Agreement” on the Portfolio’s fiscal year 2009 Statement of Changes in Net Assets. On June 25, 2009, upon the sale of the Security, the CSA terminated.

8. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures. Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, of which there were no significant transfers to disclose for the Portfolio during the reporting period; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this requirement under ASU 2010-06 and the impact it will have to the Portfolio’s financial statement disclosures. All other disclosures required by ASU 2010-06 were adopted on June 1, 2010, and are reflected in these financial statements.

9. SUBSEQUENT EVENTS

At a meeting held on November 5, 2010, the Board of Trustees of Northern Institutional Funds approved a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate, plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility, which went into effect on December 9, 2010, replaced the existing credit agreement administered by Deutsche Bank A.G. The New Credit Facility will expire on December 8, 2011, unless renewed.

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued, and has concluded, other than the item noted above that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	16	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio (the “Portfolio”) of the Northern Institutional Funds as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 24, 2011

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2010 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2010 through November 30, 2010.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/10 - 11/30/10” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LIQUID ASSETS

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/10	ENDING ACCOUNT VALUE 11/30/10	EXPENSES PAID* 6/1/10 - 11/30/10
Actual	0.10%	$1,000.00	$1,001.10	$0.50
Hypothetical	0.10%	$1,000.00	$1,024.57	$0.51	**

*	Expenses are calculated using the Portfolio’s annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2010. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratio and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	18	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS	NOVEMBER 30, 2010 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex—Northern Funds offers 43 portfolios and Northern Institutional Funds offers 21 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 67 Trustee since 2005

•Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•Director of Big Shoulders Fund since 1997;

•Director of Children’s Memorial Hospital since 1998;

•Trustee of DePaul University from 1998 to 2009;

•Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•Director of Andrew Corporation (a communications product company) from 2006 to 2008.

•Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 70 Trustee since 1994

•Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•Principal and Co-Founder of Paradigm Capital, Ltd. since 1996;

•Founding Member and Director of the Illinois Venture Capital Association since 2001;

•Member of the Board of Trustees of Dominican University from 1996 to 2005;

•Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•Member of the Board of Governors of The Metropolitan Club since 2003;

•Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•Member of Advisory Council of Northwestern Brain Tumor Institute since 2010.

•None

Sharon Gist Gilliam Age: 67 Trustee since 2001

•Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•CEO of Chicago Housing Authority from 2006 to 2007;

•Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

•None

Sandra Polk Guthman Age: 66 Trustee since 1997

•Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994.

•None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex—36 portfolios offered by Northern Funds and 21 offered by Northern Institutional Funds.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2010 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 72 Trustee since 2008

•Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007, Member of the Board of Directors since 1995;

•Director of Commonwealth Edison since 2007;

•President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•Director of Education Corporation of America since 2008;

•Chairman of the Japan America Society of Chicago since 2009;

•Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•Member of the Board of Trustees of the Northwestern Memorial Foundation since 2004;

•Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•Member of the Board of Trustees of Lafayette College since 1996;

•Member of the Board of Directors of the National Futures Association since 2010.

•Discover Financial Services; •Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); •Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 53 Trustee since 2000	•Partner in the law firm of Sidley Austin LLP.	•None

Richard P. Strubel Age: 71 Trustee since 1982 and Chairman since 2008

•Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

•Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); •Goldman Sachs Mutual Fund Complex (94 portfolios); •Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 67 Trustee since 2008

•Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•Chairman and President of the Allstate Financial Group from 2002 to 2007;

•Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present.

•GATX Corporation (transportation services). •Spirit Finance Corporation (real estate investment trust) (2003-2008).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	20	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2010 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 53 Trustee since 2008

•Director of The Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since May 2008;

•Chairman of Northern Trust Investments, N.A. since March 2008;

•President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•Executive Vice President of Northern Trust Corporation since October 2003;

•Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

•None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 53 50 South LaSalle Street Chicago, IL 60603 President since 2000

•Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	•Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2010 (UNAUDITED)

OFFICERS OF THE TRUST (1) continued
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 54 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

• Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 47 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

• Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

• Senior Vice President of Northern Trust Investments, N.A. and Fund Administration of The Northern Trust Company since 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 50 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	• Senior Counsel of The Northern Trust Company since May 2000.

Owen T. Meacham, Esq. Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	• Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

• Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	22	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	LIQUID ASSETS PORTFOLIO

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, related to the registrant. E&Y billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

	2010			2009
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval

(a) Audit Fees	$369,600	N/A	N/A	$404,800	N/A	N/A
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$63,000 (1)	$0	$0	$69,000 (1)	$0	$0
(d) All Other Fees	$0	$59,000 (2)(3)	$0	$0	$52,300 (2)(3)	$0

(1)	Federal and State tax return review, Excise tax return review.

(2)	Agreed upon procedures relating to transfer agent. ($30,000 and $23,300 for fiscal years 2010 and 2009, respectively)

(3)	Subscription to online technical support for research on specific accounting, tax and technical matters. ($29,000 and $29,000 for fiscal years 2010 and 2009, respectively)

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Tax Fees” and “All Other Fees” that were billed by E&Y for the fiscal years ended November 30, 2010 and November 30, 2009 are Northern Trust Investments, Inc. (f/k/a Northern Trust Investments, N.A.) (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”) and entities controlling, controlled by or under common control with NTI and NTGIL that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by E&Y for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by E&Y other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on July 29, 2003, and amended on October 28, 2003, August 5, 2005, August 3, 2006 and May 7, 2009, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved

During the time period covered by Items 4(a)-4(d), the registrant’s Audit Committee pre-approved 100% of the non-audit fees billed to the registrant and its service affiliates during the registrant’s last two fiscal years.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $122,000 and $121,300 for 2010 and 2009, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 11(a)(1) to the report filed on Form N-CSR on February 6, 2004 (Accession Number 0001193125-04-016223).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Institutional Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President (Principal Executive Officer)

Date: February 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President (Principal Executive Officer)

Date: February 4, 2011

By	/s/ Randal Rein
Randal Rein, Treasurer (Principal Financial and Accounting Officer)

Date: February 4, 2011